UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

GENE L. NEEDLES, JR., PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: December 31, 2017

Date of reporting period: December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

American Beacon® FUNDS

2017 ANNUAL REPORT

December 31, 2017

BRIDGEWAY LARGE CAP GROWTH FUND

BRIDGEWAY LARGE CAP VALUE FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

BRIDGEWAY LARGE CAP GROWTH FUND

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. While the Fund is managed pursuant to a tax management strategy, the Fund’s investments could create capital gains. The use of futures contracts for cash management may subject the Fund to losing more money than invested. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

BRIDGEWAY LARGE CAP VALUE FUND

Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. While the Fund is managed pursuant to a tax management strategy, the Fund’s investments could create capital gains. The use of futures contracts for cash management may subject the Fund to losing more money than invested. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	December 31, 2017

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

At American Beacon, we are proud to offer a broad range of equity, fixed-income and alternative mutual fund products for institutions and individuals. Our mutual funds – which span the domestic, international, global, frontier and emerging markets – are sub-advised by experienced portfolio managers who employ distinctive investment processes to manage assets through a variety of economic and market conditions. Together, we work diligently to help our clients and shareholders meet their long-term financial goals.

Institutional wisdom, enduring value. Since our inception as a pension fiduciary in 1986, American Beacon has focused on identifying and overseeing institutional investment managers and portfolio risk management. In 1987, we leveraged our size and experience to launch a series of sub-advised, multi-

manager mutual funds providing individual investors access to many of the same institutional managers as our pension clients. Following the financial crisis in 2008, we saw that investors were looking for unique solutions from managers who were not necessarily mainstream. In 2010, we began offering mutual funds from single managers with distinctive investment styles or asset classes. As we continue to expand our family of funds, our solutions-based approach provides innovative investments.

Guiding principles. Our “manager of managers” philosophy is built on a long-standing history of innovative thinking, discipline and consistency in applying our solutions-based approach. As a manager of managers, our goal is to engage the most effective money managers for each asset class, investment style or market strategy – whether through a single sub-advisor or a combination of sub-advisors. Because we take our fiduciary responsibilities very seriously, our thorough manager evaluation and selection process is rigorous and ongoing. Our guiding principles – predictability, style consistency, competitive pricing and long-term relationships – provide a strong foundation for our due-diligence process. Our broad range of mutual funds helps investors navigate the economic storms and market downturns in the U.S. and abroad. Our years of experience evaluating sub-advisors have led us to identify and partner with asset managers who have adhered to their disciplined processes for many years and through multiple market cycles.

Focus on asset protection and risk mitigation. We strive to provide innovative, long-term products without gimmicks. From offering some of the first multi-manager funds, one of the first retirement-income funds and the first open-end mutual fund in the U.S. to focus primarily on frontier-market debt, our robust history includes applying a disciplined, solutions-based approach to our product development process to help protect assets and mitigate risk.

Thank you for your continued interest in American Beacon. For additional information about our funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

Domestic Equity Market Overview

December 31, 2017 (Unaudited)

During the 12-month period ended December 31, 2017, domestic equity markets ignored any signs of investor skepticism that started the year as markets pushed into their ninth year of this long-running bull market. Volatility remained at suppressed levels within the S&P 500 Index, a broad measure of domestic equity markets, providing positive total returns every month and finishing the year up 21.83%. While large-cap stocks outpaced small-caps, growth stocks exhibited drastic outperformance versus value stocks across all market-cap styles. The Russell 2000 Growth Index outperformed the Russell 2000 Value Index by 14.33%, while the Russell 1000 Growth Index outperformed the Russell 1000 Value Index by 16.55%. While many investors were skeptical of the market’s advance in 2017, data during the year suggested the lift in domestic equities reflected the now-visible signs of globally synchronized economic strength.

In the first quarter of 2017, the U.S. equity markets achieved fresh, all-time highs, as optimism from the Trump administration’s “pro-growth” agenda spilled over from the fourth quarter of 2016. Despite failure to pass revisions to health-care legislation, the market remained upbeat toward Washington, D.C., on the premise of tax cuts, easing of business regulations and a boost to U.S. infrastructure investment. The economy displayed supportive evidence of further market advances and a March rate hike from the Federal Reserve (the “Fed”). The Purchasing Managers Index, the Consumer Confidence Index and the NFIB Small Business Optimism Index all flashed constructive data. During 2016, the S&P 500 Index’s trailing 12-month, year-over-year earnings growth inflected and turned positive after four quarters in negative territory. Large-caps outperformed small-caps, reversing trading patterns from the previous quarter, with Technology stocks leading the way.

In the second quarter, U.S. equities across all market caps delivered gains, shaking off growing concerns regarding the Trump administration’s ability to pass pro-growth measures and economic data that was less enthusiastic than the previous quarter, namely within Manufacturing and Consumer Health. Political uncertainty flared up after President Trump dismissed James Comey, the former FBI director. The Fed, however, delivered another 25 basis point (0.25%) rate hike and laid out plans to begin reducing its balance sheet after years of its unprecedented quantitative easing policy program. Large-cap stocks led the march higher for the second quarter, with reflationary sectors at the top – Health Care, Industrials and Financials.

In the third quarter, robust corporate earnings continued, increasing 11.6% on a trailing 12-month basis versus a year ago. Gross domestic product growth of 3.0% was released during the quarter, breaking out from the sub-3.0% growth seen in the economy since the lowest point of the financial crisis. Historic hurricanes were disruptive to Texas, Louisiana and Puerto Rico, but negative outcomes were determined to be transitory (ex-Puerto Rico), displaying the resiliency of U.S. industry. Despite concerns of stubbornly low inflation, the Fed confirmed its balance sheet roll-off beginning in October. Crude oil prices began to solidify above $50, a key support level, which boosted cyclical energy and industrial stocks. U.S. stocks across all capitalizations made gains.

In the fourth quarter, the U.S. economy and U.S. equities capped off a robust year as corporations delivered another quarter of strong earnings growth. The Technology sector, the best performing sector in the 12-month period, delivered particularly healthy results. The much-awaited Tax Cuts and Jobs Act of 2017 was passed by Congress and signed into law by President Trump on December 22. Markets jumped on this news as the permanent tax cut is expected to make U.S. companies more competitive than non-domestic peers. U.S. Treasury yields, led by the short end of the yield curve, rose during the quarter and caused interest-rate sensitive sectors, such as Real Estate and Utilities, to underperform the broader market. In December, the Fed lifted base rates for the third time during the year and lifted their U.S. 2018 economic growth forecast to 2.5% from 2.1%.

2

American Beacon Bridgeway Large Cap Growth FundSM

Performance Overview

December 31, 2017 (Unaudited)

The Investor Class of the American Beacon Bridgeway Large Cap Growth Fund (the “Fund”) returned 26.72% for the twelve months ended December 31, 2017, compared to the Russell 1000® Growth Index (the “Index”) return of 30.21% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 12/31/2007 through 12/31/2017

Total Returns for the Period Ended December 31, 2017
	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 12/31/2007- 12/31/2017
Institutional Class (1,7)	BRLGX	27.21%	11.65%	17.77%	8.25%	$22,102
Y Class (1,2,7)	BLYYX	28.17%	11.90%	17.93%	8.33%	$22,251
Investor Class (1,3,7)	BLYPX	26.72%	11.37%	17.60%	8.17%	$21,937
A without Sales Charge (1,4,7)	BLYAX	27.00%	11.47%	17.66%	8.20%	$21,994
A with Sales Charge (1,4,7)	BLYAX	19.69%	9.29%	16.27%	7.57%	$20,736
C without Sales Charge (1,5,7)	BLYCX	26.82%	11.14%	17.45%	8.11%	$21,801
C with Sales Charge (1,5,7)	BLYCX	25.82%	11.14%	17.45%	8.11%	$21,801

Russell 1000® Growth Index (6)		30.21%	13.79%	17.33%	10.00%	$25,930

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www. americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. Please note that the recent performance of the securities market has helped produce short-term returns that are not typical and may not continue in the future. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception.

2.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Institutional Class from 12/31/07 up to 2/5/16, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 12/31/07.

3

American Beacon Bridgeway Large Cap Growth FundSM

Performance Overview

December 31, 2017 (Unaudited)

3.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Institutional Class from 12/31/07 up to 2/5/16, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the Investor Class been in existence since 12/31/07.

4.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Institutional Class from 12/31/07 through 2/5/16, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 12/31/07. A Class shares have a maximum sales charge of 5.75%.

5.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Institutional Class from 12/31/07 through 2/5/16, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 12/31/07. C Class has a maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of the date of purchase.

6.	The Russell 1000® Growth Index is an unmanaged index of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Russell 1000 Growth Index and Russell 1000 Index are registered trademarks of the Frank Russell Company. One cannot directly invest in an index.

7.	The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares were 1.03%, 1.10%, 1.56%, 1.44%, and 2.19%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund trailed the Index for the period as both stock selection and sector allocation detracted value relative to the Index.

Most of the Fund’s underperformance related to security selection was attributed to holdings in the Consumer Discretionary and Information Technology sectors. Within Consumer Discretionary, Ulta Beauty down 11.5% and Autozone down 35.8% were the largest detractors. In the Information Technology sector, the Fund’s absence from Apple, which was up 48.5% in the Index, negatively impacted performance. Good security selection in the Health Care sector added relative value; however, performance within this sector was not enough to offset the aforementioned poor performance. In the Health Care sector, Align Technology up 135.2% and Intuitive Surgical up 75.8% contributed most to the Fund’s return.

From a sector allocation perspective, the Fund’s overweight in Energy, the worst performing sector, detracted value relative to the Index. An underweight allocation to Information Technology, the second best performing sector, also detracted from performance. An overweight position in the Industrials sector added relative value.

The sub-advisor continues to invest in a broadly diversified portfolio of companies that they believe have attractive valuations and above-average earnings growth potential. This approach should allow the Fund to benefit over the longer term.

Top Ten Holdings (% Net Assets)
Micron Technology, Inc.		2.3
Apple, Inc.		2.1
Boeing Co.		2.1
United Rentals, Inc.		2.0
Amazon.com, Inc.		2.0
NVIDIA Corp.		1.9
Align Technology, Inc.		1.9
UnitedHealth Group, Inc.		1.9
Applied Materials, Inc.		1.9
Lam Research Corp.		1.8

Total Fund Holdings	86

4

American Beacon Bridgeway Large Cap Growth FundSM

Performance Overview

December 31, 2017 (Unaudited)

Sector Allocation (% Equities)
Information Technology	34.4
Consumer Discretionary	16.0
Industrials	15.5
Health Care	15.2
Consumer Staples	5.8
Materials	5.5
Financials	5.2
Telecommunication Services	1.2
Real Estate	1.2

5

American Beacon Bridgeway Large Cap Value FundSM

Performance Overview

December 31, 2017 (Unaudited)

The Investor Class of the American Beacon Bridgeway Large Cap Value Fund (the “Fund”) returned 15.52% for the twelve months ended December 31, 2017. The Fund outperformed the Russell 1000® Value Index (the “Index”) return of 13.66% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 12/31/2007 through 12/31/2017

Total Returns for the Period Ended December 31, 2017
	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 12/31/2007- 12/31/2017
Institutional Class (1,7)	BRLVX	15.88%	9.98%	15.92%	8.61%	$22,843
Y Class (1,2,7)	BWLYX	15.82%	9.93%	15.84%	8.57%	$22,756
Investor Class(1,3,7)	BWLIX	15.52%	9.63%	15.55%	8.41%	$22,416
A without Sales Charge (1,4,7)	BWLAX	15.42%	9.57%	15.45%	8.34%	$22,285
A with Sales Charge (1,4,7)	BWLAX	8.76%	7.44%	14.09%	7.70%	$21,003
C without Sales Charge (1,5,7)	BWLCX	14.58%	8.77%	14.59%	7.89%	$21,364
C with Sales Charge (1,5,7)	BWLCX	13.58%	8.77%	14.59%	7.89%	$21,364
R6 Class	BWLRX	15.83%	9.97%	15.91%	8.61%	$22,833

Russell 1000® Value Index (6)		13.66%	8.65%	14.04%	7.10%	$19,863

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Please note that the recent performance of the securities market has helped produce short-term returns that are not typical and may not continue in the future. A portion of the fees charged to the Institutional Class was waived from 2008 through 2013, partially recovered in 2014, and fully recovered in 2015. Performance prior to waiving fees was lower than the actual returns shown from 2008 through 2013.

2.	Fund performance for the ten-year period represents the returns achieved by the Institutional Class from 12/31/07 up to 2/3/12, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 12/31/07. A portion of the fees charged to the Y Class was waived in 2012, partially recovered in 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown in 2012.

6

American Beacon Bridgeway Large Cap Value FundSM

Performance Overview

December 31, 2017 (Unaudited)

3.	Fund performance for the ten-year period represents the returns achieved by the Institutional Class from 12/31/07 up to 2/3/12, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the Investor Class been in existence since 12/31/07. A portion of the fees charged to the Investor Class was waived in 2012 and fully recovered in 2013. Performance prior to waiving fees was lower than the actual returns shown in 2012.

4.	Fund performance for the ten-year period represents the returns achieved by the Institutional Class from 12/31/07 through 2/3/12, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 12/31/07. A portion of the fees charged to the A Class was waived in 2012 and 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown in 2012 and 2013. A Class shares have a maximum sales charge of 5.75%.

5.	Fund performance for the ten-year period represents the returns achieved by the Institutional Class from 12/31/07 through 2/3/12, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 12/31/07. A portion of the fees charged to the C Class was waived in 2012 and 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown in 2012 and 2013. C Class has a maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of the date of purchase.

6.	The Russell 1000® Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Russell 1000 Value Index and Russell 1000 Index are registered trademarks of the Frank Russell Company. One cannot directly invest in an index.

7.	The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, C and R6 Class shares was 0.73%, 0.80%, 1.08%, 1.12%, 1.86%, and 0.71%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index as both stock selection and sector allocation added value relative to the Index.

From a stock selection perspective, the Fund’s Energy, Information Technology and Consumer Staples sectors added the most relative value. Within the Energy sector, the Fund’s absence from Exxon Mobil and Schlumberger, which were down 3.8% and 17.4%, respectively, in the Index, positively impacted performance. The Fund’s allocation in Valero Energy up 39.8% also added relative value. Companies in the Information Technology sector contributing to the Fund’s return included Applied Materials up 76.3%, Lam Research up 77.0% and Micron Technology up 37.2%. Wal-Mart Stores up 48.1% was the largest contributor in the Consumer Staples sector. The Fund’s absence from Walgreens Boots Alliance, which was down 10.5% in the Index, also added relative value. The aforementioned good performance was somewhat offset by securities held in the Fund’s Health Care sector. Mallinckrodt down 29.9% and Allergan down 30.2% were the largest detractors in Health Care.

From a sector allocation standpoint, the Fund’s underweight position in Energy and Real Estate, two of the poorer performing sectors, added value relative to the Index. An overweight allocation in Telecommunication Services, the worst performing sector, detracted from the Fund’s return.

The sub-advisor continues to invest in a broadly diversified portfolio of companies that they believe have attractive valuations and above-average earnings growth potential. This approach should allow the Fund to benefit over the longer term.

Top Ten Holdings (% Net Assets)
Micron Technology, Inc.		1.9
Wal-Mart Stores, Inc.		1.8
Valero Energy Corp.		1.8
Bank of America Corp.		1.8
Citigroup, Inc.		1.6
LyondellBasell Industries N.V., Class A		1.6
Best Buy Co., Inc.		1.5
Intel Corp.		1.5
Corning, Inc.		1.4
Spirit AeroSystems Holdings, Inc., Class A		1.4

Total Fund Holdings	105

7

American Beacon Bridgeway Large Cap Value FundSM

Performance Overview

December 31, 2017 (Unaudited)

Sector Allocation (% Equities)
Financials	27.3
Industrials	13.1
Consumer Discretionary	12.1
Health Care	11.4
Information Technology	10.5
Consumer Staples	8.6
Energy	6.4
Utilities	4.9
Materials	4.2
Telecommunication Services	0.9
Real Estate	0.6

8

American Beacon FundsSM

Expense Examples

December 31, 2017 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from July 1, 2017 through December 31, 2017.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

9

American Beacon FundsSM

Expense Examples

December 31, 2017 (Unaudited)

American Beacon Bridgeway Large Cap Growth Fund
	Beginning Account Value 7/1/2017	Ending Account Value 12/31/2017	Expenses Paid During Period 7/1/2017-12/31/2017*
Institutional Class
Actual	$1,000.00	$1,148.60	$4.39
Hypothetical**	$1,000.00	$1,021.10	$4.13
Y Class
Actual	$1,000.00	$1,148.00	$4.93
Hypothetical**	$1,000.00	$1,020.60	$4.63
Investor Class
Actual	$1,000.00	$1,146.40	$6.44
Hypothetical**	$1,000.00	$1,019.20	$6.06
A Class
Actual	$1,000.00	$1,147.00	$6.55
Hypothetical**	$1,000.00	$1,019.10	$6.16
C Class
Actual	$1,000.00	$1,142.20	$10.58
Hypothetical**	$1,000.00	$1,015.30	$9.96

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.81%, 0.91%, 1.19%, 1.21%, and 1.96% for the Institutional, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

American Beacon Bridgeway Large Cap Value Fund
	Beginning Account Value 7/1/2017	Ending Account Value 12/31/2017	Expenses Paid During Period 7/1/2017-12/31/2017*
Institutional Class
Actual	$1,000.00	$1,116.40	$3.89
Hypothetical**	$1,000.00	$1,021.50	$3.72
Y Class
Actual	$1,000.00	$1,116.10	$4.27
Hypothetical**	$1,000.00	$1,021.20	$4.08
Investor Class
Actual	$1,000.00	$1,114.80	$5.70
Hypothetical**	$1,000.00	$1,019.80	$5.45
A Class
Actual	$1,000.00	$1,114.10	$5.70
Hypothetical**	$1,000.00	$1,019.80	$5.45
C Class
Actual	$1,000.00	$1,110.20	$9.68
Hypothetical**	$1,000.00	$1,016.00	$9.25
R6 Class
Actual	$1,000.00	$1,115.90	$3.79
Hypothetical**	$1,000.00	$1,021.60	$3.62

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.73%, 0.80%, 1.07%, 1.07%, 1.82%, and 0.71% for the Institutional, Y, Investor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

10

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Shareholders of American Beacon Bridgeway Large Cap Growth Fund and American Beacon Bridgeway Large Cap Value Fund and the Board of Trustees of American Beacon Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of American Beacon Bridgeway Large Cap Growth Fund and American Beacon Bridgeway Large Cap Value Fund (collectively referred to as the “Funds”), (two of the funds constituting American Beacon Funds (the “Trust”)), including the schedules of investments, as of December 31, 2017, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (two of the funds constituting American Beacon Funds) at December 31, 2017, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles. The financial highlights for the periods ended June 30, 2015, 2014 and 2013 of American Beacon Bridgeway Large Cap Growth Fund were audited by other auditors whose report dated August 27, 2015, expressed an opinion on those financial statements and financial highlights.

Individual fund constituting the American Beacon Funds	Statement of operations	Statements of changes in net assets	Financial highlights
American Beacon Bridgeway Large Cap Growth Fund	For the year ended December 31, 2017	For the year ended December 31, 2017, the six months ended December 31, 2016 and the year ended June 30, 2016	For the year ended December 31, 2017, the six months ended December 31, 2016 and each of the four years in the period ended June 30, 2016
American Beacon Bridgeway Large Cap Value Fund	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017	For each of the five years in the period ended December 31, 2017

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more American Beacon investment companies since 1987.

Dallas, Texas

February 28, 2018

11

American Beacon Bridgeway Large Cap Growth FundSM

Schedule of Investments

December 31, 2017

	Shares	Fair Value

COMMON STOCKS - 99.39%
Consumer Discretionary - 15.94%
Auto Components - 2.16%
Aptiv PLC	27,600	$2,341,308
Delphi Technologies PLCA	9,199	482,671
Lear Corp.	15,500	2,738,230

		5,562,209

Automobiles - 1.03%
Thor Industries, Inc.	17,600	2,652,672

Hotels, Restaurants & Leisure - 0.94%
Domino’s Pizza, Inc.	12,800	2,418,688

Household Durables - 1.89%
NVR, Inc.A	600	2,104,932
Toll Brothers, Inc.	57,100	2,741,942

		4,846,874

Internet & Direct Marketing Retail - 4.38%
Amazon.com, Inc.A	4,300	5,028,721
Netflix, Inc.A	24,200	4,645,432
Priceline Group, Inc.A	900	1,563,966

		11,238,119

Media - 1.80%
Comcast Corp., Class A	78,500	3,143,925
Viacom, Inc., Class B	47,800	1,472,718

		4,616,643

Multiline Retail - 1.63%
Nordstrom, Inc.	46,400	2,198,432
Target Corp.	30,400	1,983,600

		4,182,032

Specialty Retail - 2.11%
Gap, Inc.	42,900	1,461,174
Ulta Salon Cosmetics & Fragrance, Inc.A	17,700	3,958,782

		5,419,956

Total Consumer Discretionary		40,937,193

Consumer Staples - 5.78%
Beverages - 1.49%
Coca-Cola Co.	83,300	3,821,804

Food & Staples Retailing - 1.28%
Sysco Corp.	54,200	3,291,566

Food Products - 2.20%
General Mills, Inc.	49,300	2,922,997
Kellogg Co.	40,000	2,719,200

		5,642,197

Personal Products - 0.81%
Estee Lauder Companies, Inc., Class A	16,300	2,074,012

Total Consumer Staples		14,829,579

See accompanying notes

12

American Beacon Bridgeway Large Cap Growth FundSM

Schedule of Investments

December 31, 2017

	Shares	Fair Value

COMMON STOCKS - 99.39% (continued)
Financials - 5.14%
Capital Markets - 1.10%
SEI Investments Co.	39,200	$2,816,912

Consumer Finance - 1.45%
Capital One Financial Corp.	37,300	3,714,334

Diversified Financial Services - 0.91%
Leucadia National Corp.	88,400	2,341,716

Insurance - 1.68%
Lincoln National Corp.	25,100	1,929,437
Reinsurance Group of America, Inc.	15,300	2,385,729

		4,315,166

Total Financials		13,188,128

Health Care - 15.09%
Biotechnology - 3.27%
AbbVie, Inc.	28,500	2,756,235
Gilead Sciences, Inc.	36,600	2,622,024
Vertex Pharmaceuticals, Inc.A	20,200	3,027,172

		8,405,431

Health Care Equipment & Supplies - 4.36%
ABIOMED, Inc.A	13,300	2,492,553
Align Technology, Inc.A	21,700	4,821,523
IDEXX Laboratories, Inc.A	24,800	3,878,224

		11,192,300

Health Care Providers & Services - 4.89%
Centene Corp.A	26,400	2,663,232
Cigna Corp.	12,000	2,437,080
HCA Healthcare, Inc.A	30,500	2,679,120
UnitedHealth Group, Inc.	21,700	4,783,982

		12,563,414

Life Sciences Tools & Services - 2.57%
IQVIA Holdings, Inc.A	26,200	2,564,980
Mettler-Toledo International, Inc.A	6,500	4,026,880

		6,591,860

Total Health Care		38,753,005

Industrials - 15.44%
Aerospace & Defense - 3.13%
Boeing Co.	18,100	5,337,871
Huntington Ingalls Industries, Inc.	11,400	2,686,980

		8,024,851

Airlines - 3.03%
American Airlines Group, Inc.	65,800	3,423,574
Delta Air Lines, Inc.	38,900	2,178,400
United Continental Holdings, Inc.A	32,500	2,190,500

		7,792,474

Commercial Services & Supplies - 2.27%
Cintas Corp.	18,000	2,804,940
Rollins, Inc.	64,800	3,015,144

		5,820,084

See accompanying notes

13

American Beacon Bridgeway Large Cap Growth FundSM

Schedule of Investments

December 31, 2017

	Shares	Fair Value

COMMON STOCKS - 99.39% (continued)
Industrials - 15.44% (continued)
Industrial Conglomerates - 1.04%
Honeywell International, Inc.	17,400	$2,668,464

Machinery - 3.96%
Deere & Co.	18,100	2,832,831
Toro Co.	34,800	2,270,004
WABCO Holdings, Inc.A	17,000	2,439,500
Xylem, Inc.	38,400	2,618,880

		10,161,215

Trading Companies & Distributors - 2.01%
United Rentals, Inc.A	30,100	5,174,491

Total Industrials		39,641,579

Information Technology - 34.17%
Communications Equipment - 1.97%
Arista Networks, Inc.A	10,400	2,450,032
F5 Networks, Inc.A	19,800	2,598,156

		5,048,188

Electronic Equipment, Instruments & Components - 3.07%
Amphenol Corp., Class A	42,800	3,757,840
Cognex Corp.	34,400	2,103,904
IPG Photonics Corp.A	9,400	2,012,822

		7,874,566

Internet Software & Services - 0.73%
GoDaddy, Inc., Class AA	37,300	1,875,444

IT Services - 2.99%
Broadridge Financial Solutions, Inc.	30,400	2,753,632
Mastercard, Inc., Class A	15,300	2,315,808
PayPal Holdings, Inc.A	35,500	2,613,510

		7,682,950

Semiconductors & Semiconductor Equipment - 14.15%
Applied Materials, Inc.	93,100	4,759,272
Intel Corp.	58,000	2,677,280
KLA-Tencor Corp.	25,000	2,626,750
Lam Research Corp.	25,400	4,675,378
Microchip Technology, Inc.	27,000	2,372,760
Micron Technology, Inc.A	141,100	5,802,032
NVIDIA Corp.	25,100	4,856,850
ON Semiconductor Corp.A	94,000	1,968,360
Teradyne, Inc.	58,800	2,461,956
Texas Instruments, Inc.	39,500	4,125,380

		36,326,018

Software - 8.36%
Cadence Design Systems, Inc.A	107,400	4,491,468
Electronic Arts, Inc.A	16,600	1,743,996
Intuit, Inc.	23,700	3,739,386
Microsoft Corp.	40,600	3,472,924
Red Hat, Inc.A	15,900	1,909,590
ServiceNow, Inc.A	26,000	3,390,140
Take-Two Interactive Software, Inc.A	24,800	2,722,544

		21,470,048

See accompanying notes

14

American Beacon Bridgeway Large Cap Growth FundSM

Schedule of Investments

December 31, 2017

	Shares	Fair Value

COMMON STOCKS - 99.39% (continued)
Information Technology - 34.17% (continued)
Technology Hardware, Storage & Peripherals - 2.90%
Apple, Inc.	31,600	$5,347,668
Western Digital Corp.	26,400	2,099,592

		7,447,260

Total Information Technology		87,724,474

Materials - 5.42%
Chemicals - 2.05%
Ecolab, Inc.	17,900	2,401,822
LyondellBasell Industries N.V., Class A	25,900	2,857,288

		5,259,110

Containers & Packaging - 1.85%
Avery Dennison Corp.	22,600	2,595,836
Crown Holdings, Inc.A	38,200	2,148,750

		4,744,586

Metals & Mining - 1.52%
Southern Copper Corp.	82,500	3,914,625

Total Materials		13,918,321

Real Estate - 1.20%
Real Estate Management & Development - 1.20%
CBRE Group, Inc., Class AA	71,400	3,092,334

Telecommunication Services - 1.21%
Wireless Telecommunication Services - 1.21%
T-Mobile US, Inc.A	48,800	3,099,288

Total Common Stocks (Cost $216,217,937)		255,183,901

SHORT-TERM INVESTMENTS - 0.56% (Cost $1,441,964)
Investment Companies - 0.56%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.13%B C	1,441,964	1,441,964

TOTAL INVESTMENTS - 99.95% (Cost $217,659,901)		256,625,865
OTHER ASSETS, NET OF LIABILITIES - 0.05%		121,746

TOTAL NET ASSETS - 100.00%		$256,747,611

Percentages are stated as a percent of net assets.

A Non-income producing security.

B The Fund is affiliated by having the same investment advisor.

C 7-day yield.

PLC - Public Limited Company.

Futures Contracts Open on December 31, 2017:

Long Futures

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index Futures	10	March 2018	$1,343,422	$1,338,000	$(5,422)

			$1,343,422	$1,338,000	$(5,422)

See accompanying notes

15

American Beacon Bridgeway Large Cap Growth FundSM

Schedule of Investments

December 31, 2017

Index Abbreviations:
S&P 500	Standard & Poor’s U.S. Equity Large-Cap Index

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of December 31, 2017, the investments were classified as described below:

Bridgeway Large Cap Growth Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$255,183,901	$-	$-	$255,183,901
Short-Term Investments	1,441,964	-	-	1,441,964

Total Investments in Securities - Assets	$256,625,865	$-	$-	$256,625,865

Financial Derivative Instruments - Liabilities
Futures Contracts	$(5,422)	$-	$-	$(5,422)

Total Financial Derivative Instruments - Liabilities	$(5,422)	$-	$-	$(5,422)

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended December 31, 2017, there were no transfers between levels.

See accompanying notes

16

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

December 31, 2017

	Shares	Fair Value

COMMON STOCKS - 97.97%
Consumer Discretionary - 11.87%
Auto Components - 1.13%
Lear Corp.	304,700	$53,828,302

Automobiles - 1.99%
Ford Motor Co.	3,640,040	45,464,100
General Motors Co.	1,204,980	49,392,130

		94,856,230

Diversified Consumer Services - 0.19%
H&R Block, Inc.	342,800	8,988,216

Hotels, Restaurants & Leisure - 1.14%
Carnival Corp.	503,000	33,384,110
Royal Caribbean Cruises Ltd.	174,800	20,850,144

		54,234,254

Household Durables - 0.61%
PulteGroup, Inc.	879,000	29,226,750

Media - 1.99%
Comcast Corp., Class A	824,000	33,001,200
Twenty-First Century Fox, Inc., Class A	1,793,200	61,919,196

		94,920,396

Multiline Retail - 2.80%
Kohl’s Corp.	902,600	48,947,998
Macy’s, Inc.	1,400,400	35,276,076
Target Corp.	757,600	49,433,400

		133,657,474

Specialty Retail - 2.02%
Best Buy Co., Inc.	1,036,600	70,976,002
Burlington Stores, Inc.A	207,700	25,553,331

		96,529,333

Total Consumer Discretionary		566,240,955

Consumer Staples - 8.39%
Beverages - 2.20%
Coca-Cola Co.	1,053,700	48,343,756
PepsiCo, Inc.	474,500	56,902,040

		105,245,796

Food & Staples Retailing - 2.40%
CVS Health Corp.	375,200	27,202,000
Wal-Mart Stores, Inc.	885,000	87,393,750

		114,595,750

Food Products - 2.44%
General Mills, Inc.	581,300	34,465,277
Ingredion, Inc.	276,800	38,696,640
Kellogg Co.	634,600	43,140,108

		116,302,025

Household Products - 1.35%
Procter & Gamble Co.	698,900	64,214,932

Total Consumer Staples		400,358,503

See accompanying notes

17

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

December 31, 2017

	Shares	Fair Value

COMMON STOCKS - 97.97% (continued)
Energy - 6.28%
Oil, Gas & Consumable Fuels - 6.28%
HollyFrontier Corp.	1,007,800	$51,619,516
Marathon Petroleum Corp.	923,900	60,958,922
Occidental Petroleum Corp.	869,100	64,017,906
Phillips 66	356,800	36,090,320
Valero Energy Corp.	944,500	86,808,995

		299,495,659

Total Energy		299,495,659

Financials - 26.76%
Banks - 6.99%
Bank of America Corp.	2,889,100	85,286,232
CIT Group, Inc.	908,500	44,725,455
Citigroup, Inc.	1,041,500	77,498,015
Fifth Third Bancorp	1,686,200	51,159,308
Regions Financial Corp.	3,100,900	53,583,552
US Bancorp	398,200	21,335,556

		333,588,118

Capital Markets - 3.15%
Ameriprise Financial, Inc.	355,500	60,246,585
Morgan Stanley	1,083,500	56,851,245
State Street Corp.	338,100	33,001,941

		150,099,771

Consumer Finance - 5.16%
Ally Financial, Inc.	1,540,600	44,923,896
American Express Co.	480,100	47,678,731
Capital One Financial Corp.	618,600	61,600,188
Discover Financial Services	615,836	47,370,105
Synchrony Financial	1,156,800	44,664,048

		246,236,968

Diversified Financial Services - 1.10%
Voya Financial, Inc.	1,061,600	52,517,352

Insurance - 10.36%
Aflac, Inc.	430,600	37,798,068
Allstate Corp.	476,800	49,925,728
American Financial Group, Inc.	167,800	18,213,012
American International Group, Inc.	787,200	46,901,376
Chubb Ltd.	221,000	32,294,730
Everest Re Group Ltd.	171,500	37,946,090
Hartford Financial Services Group, Inc.	512,700	28,854,756
Lincoln National Corp.	711,000	54,654,570
Loews Corp.	706,200	35,331,186
Prudential Financial, Inc.	476,900	54,833,962
Reinsurance Group of America, Inc.	155,200	24,200,336
Travelers Companies, Inc.	301,800	40,936,152
XL Group Ltd.	927,200	32,600,352

		494,490,318

Total Financials		1,276,932,527

Health Care - 11.17%
Biotechnology - 2.15%
Amgen, Inc.	119,600	20,798,440

See accompanying notes

18

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

December 31, 2017

	Shares	Fair Value

COMMON STOCKS - 97.97% (continued)
Health Care - 11.17% (continued)
Biotechnology - 2.15% (continued)
Gilead Sciences, Inc.	631,600	$45,247,824
United Therapeutics Corp.A	247,200	36,573,240

		102,619,504

Health Care Equipment & Supplies - 1.15%
Dentsply Sirona, Inc.	833,000	54,836,390

Health Care Providers & Services - 5.11%
Aetna, Inc.	62,100	11,202,219
Anthem, Inc.	232,400	52,292,324
Centene Corp.A	240,000	24,211,200
Express Scripts Holding Co.A	725,300	54,136,392
HCA Healthcare, Inc.A	616,500	54,153,360
McKesson Corp.	308,400	48,094,980

		244,090,475

Life Sciences Tools & Services - 0.88%
IQVIA Holdings, Inc.A	427,400	41,842,460

Pharmaceuticals - 1.88%
Allergan PLC	266,800	43,643,144
Pfizer, Inc.	1,273,700	46,133,414

		89,776,558

Total Health Care		533,165,387

Industrials - 12.80%
Aerospace & Defense - 4.04%
Arconic, Inc.	1,215,300	33,116,925
Raytheon Co.	249,900	46,943,715
Spirit AeroSystems Holdings, Inc., Class A	739,000	64,477,750
United Technologies Corp.	377,600	48,170,432

		192,708,822

Airlines - 3.55%
American Airlines Group, Inc.	811,852	42,240,659
Delta Air Lines, Inc.	674,700	37,783,200
JetBlue Airways Corp.A	1,829,800	40,877,732
United Continental Holdings, Inc.A	717,800	48,379,720

		169,281,311

Building Products - 1.26%
Lennox International, Inc.	131,000	27,282,060
Owens Corning	354,900	32,629,506

		59,911,566

Commercial Services & Supplies - 1.14%
Republic Services, Inc.	806,600	54,534,226

Electrical Equipment - 0.47%
Eaton Corp. PLC	285,000	22,517,850

Industrial Conglomerates - 0.77%
General Electric Co.	2,118,600	36,969,570

Machinery - 0.52%
Deere & Co.	158,800	24,853,788

See accompanying notes

19

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

December 31, 2017

	Shares	Fair Value

COMMON STOCKS - 97.97% (continued)
Industrials - 12.80% (continued)
Road & Rail - 1.05%
Norfolk Southern Corp.	344,700	$49,947,030

Total Industrials		610,724,163

Information Technology - 10.24%
Electronic Equipment, Instruments & Components - 1.45%
Corning, Inc.	2,160,200	69,104,798

IT Services - 0.58%
Amdocs Ltd.	425,200	27,842,096

Semiconductors & Semiconductor Equipment - 6.50%
Intel Corp.	1,516,200	69,987,792
Lam Research Corp.	328,800	60,522,216
Micron Technology, Inc.A	2,185,400	89,863,648
ON Semiconductor Corp.A	1,699,800	35,593,812
QUALCOMM, Inc.	675,000	43,213,500
Teradyne, Inc.	257,900	10,798,273

		309,979,241

Technology Hardware, Storage & Peripherals - 1.71%
Western Digital Corp.	495,800	39,430,974
Xerox Corp.	1,454,675	42,403,776

		81,834,750

Total Information Technology		488,760,885

Materials - 4.07%
Chemicals - 3.57%
DowDuPont, Inc.	673,500	47,966,670
Eastman Chemical Co.	502,700	46,570,128
LyondellBasell Industries N.V., Class A	689,300	76,043,576

		170,580,374

Containers & Packaging - 0.50%
Avery Dennison Corp.	207,200	23,798,992

Total Materials		194,379,366

Real Estate - 0.63%
Equity Real Estate Investment Trusts (REITs) - 0.63%
Gaming and Leisure Properties, Inc.	813,006	30,081,222

Telecommunication Services - 0.93%
Diversified Telecommunication Services - 0.93%
CenturyLink, Inc.	2,674,500	44,610,660

Utilities - 4.83%
Electric Utilities - 1.88%
NextEra Energy, Inc.	304,100	47,497,379
PG&E Corp.	158,600	7,110,038
PPL Corp.	1,140,200	35,289,190

		89,896,607

Multi-Utilities - 2.95%
Ameren Corp.	737,100	43,481,529
DTE Energy Co.	415,600	45,491,576

See accompanying notes

20

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

December 31, 2017

	Shares	Fair Value

COMMON STOCKS - 97.97% (continued)
Utilities - 4.83% (continued)
Multi-Utilities - 2.95% (continued)
Sempra Energy	484,600	$51,813,432

		140,786,537

Total Utilities		230,683,144

Total Common Stocks (Cost $3,906,923,100)		4,675,432,471

SHORT-TERM INVESTMENTS - 2.18% (Cost $104,213,767)
Investment Companies - 2.18%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.13%B C	104,213,767	104,213,767

TOTAL INVESTMENTS - 100.15% (Cost $4,011,136,867)		4,779,646,238
LIABILITIES, NET OF OTHER ASSETS - (0.15%)		(7,168,827)

TOTAL NET ASSETS - 100.00%		$4,772,477,411

Percentages are stated as a percent of net assets.

A Non-income producing security.

B The Fund is affiliated by having the same investment advisor.

C 7-day yield.

PLC - Public Limited Company.

Futures Contracts Open on December 31, 2017:

Long Futures

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index Futures	611	March 2018	$81,886,059	$81,751,800	$(134,259)

			$81,886,059	$81,751,800	$(134,259)

Index Abbreviations:
S&P 500	Standard & Poor’s U.S. Equity Large-Cap Index

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of December 31, 2017, the investments were classified as described below:

Bridgeway Large Cap Value Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$4,675,432,471	$-	$-	$4,675,432,471
Short-Term Investments	104,213,767	-	-	104,213,767

Total Investments in Securities - Assets	$4,779,646,238	$-	$-	$4,779,646,238

Financial Derivative Instruments - Liabilities
Futures Contracts	$(134,259)	$-	$-	$(134,259)

Total Financial Derivative Instruments - Liabilities	$(134,259)	$-	$-	$(134,259)

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended December 31, 2017, there were no transfers between levels.

See accompanying notes

21

American Beacon FundsSM

Statements of Assets and Liabilities

December 31, 2017

	Bridgeway Large Cap Growth Fund	Bridgeway Large Cap Value Fund
Assets:
Investments in unaffiliated securities, at fair value†	$255,183,901	$4,675,432,471
Investments in affiliated securities, at fair value‡	1,441,964	104,213,767
Cash	–	42,987
Deposit with brokers for futures contracts	45,000	2,749,500
Dividends and interest receivable	119,016	7,660,035
Receivable for investments sold	–	15,289,339
Receivable for fund shares sold	215,495	9,162,113
Receivable for expense reimbursement (Note 2)	183,224	1,792
Receivable for variation margin on open futures contracts (Note 5)	14,316	118,143
Prepaid expenses	97,847	118,544

Total assets	257,300,763	4,814,788,691

Liabilities:
Payable for investments purchased	–	31,504,537
Payable for fund shares redeemed	178,706	6,883,680
Cash due to custodian	34,815	–
Management and sub-advisory fees payable (Note 2)	175,196	2,797,124
Service fees payable (Note 2)	13,109	528,248
Transfer agent fees payable (Note 2)	20,648	200,172
Custody and fund accounting fees payable	24,265	218,227
Professional fees payable	74,888	44,044
Trustee fees payable (Note 2)	11	193
Payable for prospectus and shareholder reports	4,708	106,935
Other liabilities	26,806	28,120

Total liabilities	553,152	42,311,280

Net assets	$256,747,611	$4,772,477,411

Analysis of net assets:
Paid-in-capital	$219,554,420	$3,923,463,749
Undistributed net investment income	-	(1)
Accumulated net realized gain (loss)	(1,767,351)	80,638,551
Unrealized appreciation of investments in unaffiliated securitiesA	38,965,964	768,509,371
Unrealized (depreciation) of futures contracts	(5,422)	(134,259)

Net assets	$256,747,611	$4,772,477,411

See accompanying notes

22

American Beacon FundsSM

Statements of Assets and Liabilities

December 31, 2017

	Bridgeway Large Cap Growth Fund	Bridgeway Large Cap Value Fund
Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	5,960,139	54,180,991

Y Class	67,607	54,311,809

Investor Class	2,403,599	48,834,761

A Class	155,767	3,398,135

C Class	26,267	3,712,170

R6 ClassB	–	3,205,784

Net assets:
Institutional Class	$178,062,388	$1,547,760,278

Y Class	$2,016,161	$1,547,228,114

Investor Class	$71,273,896	$1,387,184,369

A Class	$4,625,607	$96,229,248

C Class	$769,559	$102,553,616

R6 ClassB	$–	$91,521,786

Net asset value, offering and redemption price per share:
Institutional Class	$29.88	$28.57

Y Class	$29.82	$28.49

Investor Class	$29.65	$28.41

A Class	$29.70	$28.32

A Class (offering price)	$31.56	$30.05

C Class	$29.30	$27.63

R6 ClassB	$–	$28.55

† Cost of investments in unaffiliated securities	$216,217,937	$3,906,923,100
‡ Cost of investments in affiliated securities	$1,441,964	$104,213,767
A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.
B Class commenced operations April 28, 2017 (Note 1).

See accompanying notes

23

American Beacon FundsSM

Statements of Operations

For the year ended December 31, 2017

	Bridgeway Large Cap Growth Fund	Bridgeway Large Cap Value Fund
Investment income:
Dividend income from unaffiliated securities	$1,773,461	$90,646,382
Dividend income from affiliated securities	47,510	555,870
Interest income	–	3,345
Income derived from securities lending (Note 9)	16,017	87,525

Total investment income	1,836,988	91,293,122

Expenses:
Management and sub-advisory fees (Note 2)	1,151,311	28,317,045
Transfer agent fees:
Institutional Class (Note 2)	102,007	362,887
Y Class (Note 2)	1,082	965,432
Investor Class	860	56,641
A Class	143	18,726
C Class	148	8,612
R6 ClassA	–	2,080
Custody and fund accounting fees	20,806	325,714
Professional fees	88,241	168,009
Registration fees and expenses	68,089	242,196
Service fees (Note 2):
Y Class	169	239,065
Investor Class	9,646	5,247,639
A Class	1,774	165,481
C Class	439	127,314
Distribution fees (Note 2):
A Class	3,032	343,980
C Class	3,272	1,008,430
Prospectus and shareholder report expenses	40,882	363,797
Trustee fees (Note 2)	9,784	268,226
Reorganization costs	132,450	–
Other expenses	9,548	222,377

Total expenses	1,643,683	38,453,651

Net fees waived and expenses (reimbursed) (Note 2)	(375,714)	(1,792)

Net expenses	1,267,969	38,451,859

Net investment income	569,019	52,841,263

Realized and unrealized gain (loss) from investments:
Net realized gain from:
Investments in unaffiliated securitiesB	15,320,055	226,111,409
Futures contracts	581,173	11,339,713
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesC D	19,951,560	348,877,611
Futures contracts	(4,140)	93,423

Net gain from investments	35,848,648	586,422,156

Net increase in net assets resulting from operations	$36,417,667	$639,263,419

A Class commenced operations April 28, 2017 (Note 1).
B The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
C The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

D Change in net unrealized appreciation of investments in unaffiliated securities does not include net unrealized appreciation of investments of $6,433,434 of the Target Fund in connection with the Reorganization (Note 1).

See accompanying notes

24

American Beacon FundsSM

Statements of Changes in Net Assets

	Bridgeway Large Cap Growth Fund
	Year Ended December 31, 2017	Six Months Ended December 31, 2016	Year Ended June 30, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$569,019	$227,279	$542,052
Net realized gain from investments in unaffiliated securities and futures contracts	15,901,228	4,333,737	500,781
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities and futures contracts	19,947,420	6,144,056	(8,621,100)

Net increase (decrease) in net assets resulting from operations	36,417,667	10,705,072	(7,578,267)

Distributions to shareholders:
Net investment income:
Institutional Class	(484,349)	(860,039)	(775,100)
Y Class	(5,409)	(4,225)	-
Investor Class	(191,071)	(2,556)	-
A Class	(9,014)	(872)	-
C Class	-	(1,137)	-
Net realized gain from investments:
Institutional Class	(6,720,047)	-	-
Y Class	(75,954)	-	-
Investor Class	(2,741,957)	-	-
A Class	(173,903)	-	-
C Class	(29,746)	-	-

Net distributions to shareholders	(10,431,450)	(868,829)	(775,100)

Capital share transactions (Note 11):
Proceeds from sales of shares	21,584,214	9,041,296	39,701,829
Reinvestment of dividends and distributions	10,260,437	841,538	753,120
Issued in reorganization	89,545,160	-	-
Cost of shares redeemed	(25,647,762)	(22,099,149)	(51,195,470)

Net increase (decrease) in net assets from capital share transactions	95,742,049	(12,216,315)	(10,740,521)

Net increase (decrease) in net assets	121,728,266	(2,380,072)	(19,093,888)

Net assets:
Beginning of period	135,019,345	137,399,417	156,493,305

End of period *	$256,747,611	$135,019,345	$137,400,411

*Includes undistributed (overdistribution of) net investment income	$-	$4,804	$305,886

See accompanying notes

25

American Beacon FundsSM

Statements of Changes in Net Assets

	Bridgeway Large Cap Value Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$52,841,263	$45,078,090
Net realized gain from investments in unaffiliated securities and futures contracts	237,451,122	70,985,632
Change in net unrealized appreciation of investments in unaffiliated securities and futures contracts	348,971,034	383,878,468

Net increase in net assets resulting from operations	639,263,419	499,942,190

Distributions to shareholders:
Net investment income:
Institutional Class	(20,161,179)	(15,314,069)
Y Class	(19,084,760)	(10,949,276)
Investor Class	(13,087,732)	(16,243,795)
A Class	(742,378)	(1,480,352)
C Class	(248,713)	(320,550)
R6 ClassA	(992,942)	–
Net realized gain from investments:
Institutional Class	(66,124,077)	(1,014,762)
Y Class	(65,433,464)	(761,516)
Investor Class	(59,258,862)	(1,387,328)
A Class	(4,128,443)	(137,125)
C Class	(4,510,939)	(91,127)
R6 ClassA	(3,198,781)	–

Net distributions to shareholders	(256,972,270)	(47,699,900)

Capital share transactions (Note 11):
Proceeds from sales of shares	1,914,217,676	2,035,885,045
Reinvestment of dividends and distributions	246,592,299	45,900,960
Cost of shares redeemed	(1,672,312,273)	(939,299,165)

Net increase in net assets from capital share transactions	488,497,702	1,142,486,840

Net increase in net assets	870,788,851	1,594,729,130

Net assets:
Beginning of period	3,901,688,560	2,306,959,430

End of period *	$4,772,477,411	$3,901,688,560

*Includes undistributed net investment income	$(1)	$257,260

A Class commenced operations April 28, 2017 (Note 1).

See accompanying notes

26

American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940 (the “Act”), as amended, as diversified, open-end management investment companies. As of December 31, 2017, the Trust consists of thirty-three active series, two of which are presented in this filing: American Beacon Bridgeway Large Cap Growth Fund and American Beacon Bridgeway Large Cap Value Fund (collectively, the “Funds” and each individually a “Fund”). The remaining thirty-one active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Resolute Investment Managers, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors.

Fund Reorganization

On September 20, 2017, the Trust’s Board of Trustees (the “Board”) approved an interim investment advisory agreement among the Manager, Bridgeway Capital Management, Inc. (“Bridgeway”) and the Trust, on behalf of the American Beacon Holland Large Cap Growth Fund (the “Holland Fund”), pursuant to which Bridgeway was appointed as the Fund’s interim sub-advisor. The Board also approved the Holland Fund’s name change to the American Beacon Bridgeway Large Cap Growth II Fund (the “Target Fund”) with an effective date of September 27, 2017.

At a special meeting held on September 29, 2017, the Board approved a Plan of Reorganization and Termination (the “Plan”) to reorganize the Target Fund into the American Beacon Bridgeway Large Cap Growth Fund (the “Acquiring Fund”), another series of the Trust (the “Reorganization”). Shareholders for the Target Fund approved the Plan at a special meeting on December 14, 2017. On December 15, 2017, pursuant to the Plan, the Target Fund transferred all of its property and assets to the Acquiring Fund in exchange solely for voting shares of the Acquiring Fund and the assumption all of the Target Fund’s liabilities. The Target Fund’s shareholders received a pro rata portion of the Acquiring Fund’s shares in exchange for their shares therein and in liquidation and termination of the Target Fund. Class shares outstanding, net assets applicable to each class and NAV per share outstanding immediately before the Reorganization were as follows:

Target Fund Class Prior to Reorganization	Target Fund Shares Outstanding Prior to Reorganization	Target Fund Net Assets Prior to Reorganization	Target Fund NAV Per Share Prior to Reorganization	Acquiring Fund Class Prior to Reorganization	Acquiring Fund Shares Outstanding Prior to Reorganization	Acquiring Fund Net Assets Prior to Reorganization	Acquiring Fund NAV Per Share Prior to Reorganization	Exchange Ratio[1]
Institutional	935,977	$17,375,798	$18.56	Institutional	5,175,336	$160,531,441	$31.02	0.598
Y	8,504	156,423	18.39	Y	57,691	1,786,421	30.97	0.594
Investor	3,932,636	70,337,259	17.88	Investor	58,545	1,802,844	30.79	0.581
A	76,305	1,344,061	17.61	A	105,063	3,237,862	30.82	0.572
C	20,630	331,620	16.07	C	14,486	439,929	30.37	0.529

1 Calculated by dividing the NAV of the Target Fund by the NAV of the Acquiring Fund on Reorganization date.

Class shares outstanding, net assets applicable to each class and NAV per share outstanding immediately after the Reorganization were as follows:

Acquiring Fund Class – After Reorganization	Shares Outstanding	Net Assets	NAV Per Share
Institutional	5,735,484	$177,907,239	$31.02
Y	62,742	1,942,844	30.97
Investor	2,342,964	72,140,103	30.79
A	148,673	4,581,922	30.82
C	25,406	771,549	30.37

27

American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

The Reorganization was structured to qualify as a tax-free reorganization under the Internal Revenue Code for federal income tax purposes. As such, the Target Fund’s shareholders recognized no gain or loss for federal income tax purposes. Prior to the closing of the Reorganization, the Target Fund distributed all of its net investment income and capital gains to shareholders of record on December 12, 2017. Such a distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes.

The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Target Fund as of the date of Reorganization, were as follows:

Target Fund – Prior to Reorganization
Cost of investments	$90,026,157
Fair value of investments	96,459,591
Net unrealized appreciation of investments	6,433,434

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with the amount distributable to shareholders for tax purposes.

Assuming the Reorganization had been completed on January 1, 2017, the beginning of the Acquiring Fund’s current fiscal period, the pro forma results of operations for the current fiscal period would have been as follows:

Acquiring Fund – Pro Forma Results from Operations
Net investment income	$642,575
Net realized and unrealized gains	83,122,703
Change in net assets resulting in operations	83,765,279

Because the combined investment portfolios for the Reorganization have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Statements of Operations for the Acquiring Fund since the Reorganization was consummated.

In connection with the Reorganization, the Acquiring Fund incurred certain associated expenses. Such amounts were included as components of “Other liabilities” on the Statements of Assets and Liabilities and “Reorganization costs” on the Statements of Operations.

Class Disclosure

On April, 28, 2017, the Bridgeway Large Cap Value Fund created the R6 Class, a new class made available for sale to retirement plans pursuant to an amendment to the Fund’s registrations statement filed with the U.S. Securities and Exchange Commission. Refer to the Fund’s prospectus for more details.

28

American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all of the Funds offer all classes. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors - sold directly or through intermediary channels.	$250,000
Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000
Investor	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500
A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500
C Class	Retail investors who invest directly through a financial intermediary, such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000
R6	Large institutional retirement plan investors - sold through retirement plan sponsors.	None

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Recently Adopted Accounting Pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017, and has been adopted accordingly.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the Net Asset Value (“NAV”). The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is

29

American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Distributions to Shareholders

Distributions, if any, of net investment income are generally paid at least annually and recorded on the ex-dividend date. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If a Funds’ investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Funds. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain in the Funds’ Statements of Operations, if applicable.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to any Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

30

American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

2. Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Funds’ average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Funds, and the Manager have entered into an Investment Advisory Agreements with Bridgeway Capital Management, Inc. (the “Sub-Advisor”) pursuant to which each Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily net assets according to the following schedule:

First $250 million	0.40%
Next $250 million	0.35%
Over $500 million	0.30%

The Management and Sub-Advisory Fees paid by the Fund for the year ended December 31, 2017 were as follows:

Bridgeway Large Cap Growth Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$537,497
Sub-Advisor Fees	0.40%	613,814

Total	0.75%	$1,151,311

Bridgeway Large Cap Value Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$15,050,205
Sub-Advisor Fees	0.32%	13,266,840

Total	0.67%	$28,317,045

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Funds, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 10% of such loan fees. These fees are included in “Income derived from securities lending” and “Management and investment advisory fees” on the Statements of Operations. During the year ended December 31, 2017, the Manager received securities lending fees of $1,983 and $9,727 for the securities lending activities of the Bridgeway Large Cap Growth Fund and Bridgeway Large Cap Value Fund, respectively.

31

American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

Distribution Plans

The Funds, except for the A and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.10% of the average daily net assets of the Y Class, up to 0.25% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds. Effective April 1, 2017, the Funds terminated the Service Plan for the Y Class. During the year ended December 31, 2017 the Manager voluntarily reimbursed service fees to the A and C classes of the Bridgeway Large Cap Growth Fund in the amounts of $1,741 and $554, respectively. The Manager also voluntarily reimbursed service fees to the A and C classes of the Bridgeway Large Cap Value Fund in the amounts of $40,907 and $23,951, respectively.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional Class of the Funds and has agreed to compensate the intermediaries for providing these services. Effective April 1, 2017, the Funds agreed to compensate the intermediaries for providing services to the Y Class. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to the Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Institutional and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional and Y Classes on an annual basis. During the year ended December 31, 2017, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Bridgeway Large Cap Growth	$79,782
Bridgeway Large Cap Value	1,202,755

As of December 31, 2017, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Bridgeway Large Cap Growth	$7,813
Bridgeway Large Cap Value	158,429

32

American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

During the year ended December 31, 2017, the Manager voluntarily reimbursed sub-transfer agent fees to the Y Class of the Bridgeway Large Cap Value Fund in the amount of $21,735.

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Funds in connection with securities lending may also be invested in the USG Select Fund. The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended December 31, 2017, the Manager earned fees on the Funds’ direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral in USG Select Fund	Total
Bridgeway Large Cap Growth	$3,012	$1,607	$4,619
Bridgeway Large Cap Value	69,897	36,273	106,170

Interfund Credit Facility

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating Funds for temporary purposes. The interfund credit facility is advantageous to the Funds because it provides added liquidity, and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a Fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to three days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended December 31, 2017, the Bridgeway Large Cap Growth Fund borrowed on average $2,949,958 for 2 days at an average interest rate of 2.00% with interest charges of $323. This amount is included in “Other expenses” on the Statements of Operations. For the year ended December 31, 2017, the Bridgeway Large Cap Value Fund did not utilize the credit facility.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds to the extent that total operating expenses exceed the Funds’ expense cap. During the year ended December 31, 2017, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap
Fund	Class	1/1/2017 - 12/31/2017		Reimbursed Expenses	(Recouped) Expenses	Expiration of Reimbursed Expenses
Bridgeway Large Cap Growth	Institutional	0.81%		$327,896	$–	2020
Bridgeway Large Cap Growth	Y	0.91%		2,236	–	2020
Bridgeway Large Cap Growth	Investor	1.19%		40,918	–	2020
Bridgeway Large Cap Growth	A	1.21%		3,844	–	2020
Bridgeway Large Cap Growth	C	1.96%		820	–	2020
Bridgeway Large Cap Value	R6	0.71	%(1)	1,792	–	2020

(1) Voluntary expense cap.

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

Of these amounts, $183,224 and $1,792 were disclosed as a receivable from the Manager on the Statements of Assets and Liabilities at December 31, 2017 for the Bridgeway Large Cap Growth Fund and Bridgeway Large Cap Value Fund, respectively.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2020. The Funds did not record a liability for potential reimbursements due to the current assessment that reimbursements are unlikely. The carryover of excess expenses potentially reimbursable to the Manager are as follows:

Fund	Recovered Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Bridgeway Large Cap Growth	$–	$238,079	$–	2019

Sales Commissions

The Funds’ distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. During the year ended December 31, 2017, Foreside collected $1,871 and $38,306 in sales commissions for Bridgeway Large Cap Growth Fund and Bridgeway Large Cap Value Fund, respectively, from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended December 31, 2017, CDSC fees of $193 were collected for Class A Shares of the Bridgeway Large Cap Value Fund. There were no CDSC fees collected for Class A Shares of the Bridgeway Large Cap Growth Fund.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended December 31, 2017, CDSC fees of $20 and $14,217 were collected for Class C Shares of the Bridgeway Large Cap Growth Fund and Bridgeway Large Cap Value Fund, respectively.

Trustee Fees and Expenses

As compensation for their service to the Trust, the American Beacon Select Funds and the American Beacon Institutional Funds Trust, each Trustee receives an annual retainer of $120,000, plus $10,000 for each Board meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $50,000 as well as a single $10,000 fee each quarter for his attendance at the committee meetings. The Chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trusts according to its respective net assets.

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

3.  Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally at 4:00 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Funds are required to deposit with their futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Funds. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Other investments, including restricted securities and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value, as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities, ETFs, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

4.  Securities and Other Investments

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or over-the-counter (“OTC”). OTC stock may be less liquid than exchange-traded stock.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

5. Financial Derivative Instruments

The Funds may utilize derivative instruments to market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Funds usually reflects this amount on the Schedules of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the year ended December 31, 2017, the Funds entered into future contracts primarily for exposing cash to markets.

The Funds’ average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year Ended December 31, 2017
Bridgeway Large Cap Growth	20
Bridgeway Large Cap Value	540

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

Bridgeway Large Cap Growth Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of December 31, 2017:

Derivatives not accounted for as hedging instruments

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Payable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$(5,422)	$(5,422)

The effect of financial derivative instruments on the Statements of Operations as of December 31, 2017:

Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$581,173	$581,173

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$(4,140)	$(4,140)

37

American Beacon FundsSM
Notes to Financial Statements

December 31, 2017

Bridgeway Large Cap Value Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of December 31, 2017:

Derivatives not accounted for as hedging instruments

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Payable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$(134,259)	$(134,259)

The effect of financial derivative instruments on the Statements of Operations as of December 31, 2017:

Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$11,339,713	$11,339,713

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$93,423	$93,423

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Funds’ Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

6.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Equity Investment Risk

Equity securities are subject to market risk. The Funds’ investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Foreign Investing Risk

The Funds may invest in securities issued by foreign companies through ADRs and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. The Funds may also invest in local currency investments. ADRs are subject

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

to many of the risks inherent in currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock. Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Funds and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in fixed-income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase, whether brought about by U.S. policy makers or by dislocations in world markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including ETFs and money market funds. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses charged by the underlying funds in addition to the Funds’ direct fees and expenses and will be subject to the risks associated with investments in those funds.

Securities Lending Risk

To the extent the Funds lends its securities, it may be subject to the following risks; i) borrowers of the Funds’ securities typically provide collateral in the form of cash that is reinvested in securities, ii) the securities in

39

American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers, iii) delays may occur in the recovery of securities from borrowers, which could interfere with the Funds’ ability to vote proxies or to settle transactions, and iv) there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, December 31, 2017.

Bridgeway Large Cap Growth Fund

Offsetting of Financial and Derivative Assets as of December 31, 2017:
	Assets	Liabilities
Futures Contracts	$-	$5,422

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$-	$5,422

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$-	$(5,422)

Bridgeway Large Cap Value Fund

Offsetting of Financial and Derivative Assets as of December 31, 2017:
	Assets	Liabilities
Futures Contracts	$-	$134,259

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$-	$134,259

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$-	$(134,259)

7.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2017 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

40

American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	Bridgeway Large Cap Growth Fund			Bridgeway Large Cap Value Fund
	Year Ended December 31, 2017	Six Months Ended December 31, 2016	Year Ended June 30, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Distributions paid from:
Ordinary income*
Institutional Class	$2,444,697	$860,039	$775,100	$21,115,635	$16,192,058
Y Class	27,566	4,225	-	20,051,334	11,608,153
Investors Class	990,945	2,556	-	14,070,130	17,444,134
A Class	59,745	872	-	815,141	1,598,995
C Class	8,677	1,137	-	342,565	399,395
R6 Class	-	-	-	1,038,664	-
Long-term capital gains
Institutional Class	4,759,699	-	-	65,169,621	136,773
Y Class	53,797	-	-	64,466,890	102,639
Investors Class	1,942,083	-	-	58,276,464	186,988
A Class	123,172	-	-	4,055,680	18,482
C Class	21,069	-	-	4,417,087	12,283
R6 Class	-	-	-	3,153,059	-

Total distributions paid	$10,431,450	$868,829	$775,100	$256,972,270	$47,699,900

*For tax purposes, short-term capital gains are considered ordinary income distributions.

As of December 31, 2017 the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Bridgeway Large Cap Growth	$217,662,584	$40,962,545	$(1,999,264)	$38,963,281
Bridgeway Large Cap Value	4,011,136,867	871,801,698	(103,292,327)	768,509,371

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Bridgeway Large Cap Growth	$38,963,281	$-	$-	$(1,770,090)	$-	$37,193,191
Bridgeway Large Cap Value	768,509,371	-	80,504,292	-	(1)	849,013,662

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the tax deferral of post-October capital losses and the realization for tax purposes of unrealized gains (losses) on certain derivative instruments.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

41

American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

Accordingly, the following amounts represent current year permanent differences derived from reclassifications of income from real estate investment securities, reclassifications of income to return of capital, basis adjustments on transferred assets from the Target Fund, distribution re-designations and distributions in excess of current earnings as of December 31, 2017:

Fund	Paid-In-Capital	Undistributed (Overdistribution of) Net Investment Income	Accumulated Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)
Bridgeway Large Cap Growth	$(119,147)	$116,020	$3,127	$–
Bridgeway Large Cap Value	–	1,219,180	(1,219,180)	–

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses. Prior to RICMOD, net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. RICMOD requires that post enactment losses be utilized before pre-enactment net capital losses.

For the year ended December 31, 2017, the Funds did not have any capital loss carryforwards. The Bridgeway Large Cap Growth Fund utilized $7,930,923 pre-RIC MOD capital loss carryforward.

The Funds are permitted for tax purposes to defer into its next fiscal year qualified late year losses. Qualified late year capital losses are any capital losses incurred after October 31 through the Fund’s fiscal year end, December 31, 2017. Qualified late year ordinary losses are specified losses generally incurred after October 31 through the Fund’s fiscal year end, December 31, 2017. For the period ended December 31, 2017, Bridgeway Large Cap Growth Fund deferred $1,770,090 of capital losses to January 1, 2018.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2017 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
Bridgeway Large Cap Growth	$120,132,759	$129,497,929
Bridgeway Large Cap Value	2,322,923,198	2,045,441,958

A summary of the Funds’ transactions in the USG Select Fund for the year ended December 31, 2017 are as follows:

Fund	Type of Transaction	December 31, 2016 Share/Fair Value	Purchases	Sales	December 31, 2017 Share/Fair Value	Dividend Income
Bridgeway Large Cap Growth Fund	Direct	$1,766,715	$80,533,137	$80,857,888	$1,441,964	$47,510
Bridgeway Large Cap Growth Fund	Securities Lending	-	65,569,572	65,569,572	-	N/A
Bridgeway Large Cap Value Fund	Direct	94,937,593	2,098,363,158	2,089,086,984	104,213,767	555,870
Bridgeway Large Cap Value Fund	Securities Lending	-	430,783,276	430,783,276	-	N/A

9.  Securities Lending

The Funds may lend their securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Funds’ Schedule of Investments and the collateral is shown on the Statement of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Funds, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Funds continue to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Funds would be subject to on the dividend.

Securities lending transactions pose certain risks to the Funds, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

Cash collateral is listed on the Funds’ Schedules of Investments and is shown on the Statements of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statements of Operations.

Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds’ Schedules of Investments or Statements of Assets and Liabilities.

The Funds did not have any securities on loan or hold any securities lending collateral as of the year ended December 31, 2017.

10.  Borrowing Arrangements

Effective November 16, 2017, the Funds, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $50 million with interest at a rate equal to the higher of (a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds will pay a commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 15, 2018, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

43

American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

Effective November 16, 2017, the Funds, along with certain other Participating Funds managed by the Manager, entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate. The Uncommitted Line expires November 15, 2018, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets. During the year ended December 31, 2017, the Funds did not utilize this facility.

11. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	Institutional Class
	Year Ended December 31, 2017		Six Months Ended December 31, 2016		Year Ended June 30, 2016
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	573,230	$15,764,540	347,029	$8,235,900	1,664,057	$38,562,092
Reinvestment of dividends	234,024	7,037,103	33,619	832,747	31,858	753,120
Issued in Reorganization	560,148	17,375,797	-	-	-	-
Shares redeemed	(869,054)	(23,815,289)	(911,246)	(21,647,448)	(2,302,986)	(50,942,698)

Net increase/(decrease) in shares outstanding	498,348	$16,362,151	(530,598)	$(12,578,801)	(607,071)	$(11,627,486)

	Y Class
	Year Ended December 31, 2017		Six Months Ended December 31, 2016		February 5, 2016A to June 30, 2016
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	35,909	$1,013,797	16,663	$391,005	19,831	$436,655
Reinvestment of dividends	2,711	81,363	171	4,225	-	-
Issued in Reorganization	5,051	156,423	-	-	-	-
Shares redeemed	(3,449)	(96,277)	(7,072)	(168,547)	(2,209)	(48,222)

Net increase in shares outstanding	40,222	$1,155,306	9,762	$226,683	17,622	$388,433

	Investor Class
	Year Ended December 31, 2017		Six Months Ended December 31, 2016		February 5, 2016A to June 30, 2016
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	55,661	$1,500,036	10,944	$261,573	7,575	$159,910
Reinvestment of dividends	98,167	2,930,272	103	2,557	-	-
Issued in Reorganization	2,283,713	70,337,259	-	-	-	-
Shares redeemed	(50,343)	(1,467,164)	(525)	(13,045)	(1,697)	(38,429)

Net increase in shares outstanding	2,387,198	$73,300,403	10,522	$251,085	5,878	$121,481

	A Class
	Year Ended December 31, 2017		Six Months Ended December 31, 2016		February 5, 2016A to June 30, 2016
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	108,872	$3,081,503	4,610	$109,611	14,372	$311,305
Reinvestment of dividends	6,085	181,953	35	872	-	-
Issued in Reorganization	43,610	1,344,061	-	-	-	-
Shares redeemed	(8,365)	(233,976)	(6,104)	(144,565)	(7,349)	(166,121)

Net increase/(decrease) in shares outstanding	150,202	$4,373,541	(1,459)	$(34,082)	7,023	$145,184

	C Class
	Year Ended December 31, 2017		Six Months Ended December 31, 2016		February 5, 2016A to June 30, 2016
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	8,335	$224,338	1,783	$43,207	10,768	$231,867
Reinvestment of dividends	1,008	29,746	46	1,137	-	-
Issued in Reorganization	10,919	331,620	-	-	-	-
Shares redeemed	(1,258)	(35,056)	(5,334)	(125,544)	-	-

Net increase/(decrease) in shares outstanding	19,004	$550,648	(3,505)	$(81,200)	10,768	$231,867

44

American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

	Institutional Class
	Year Ended December 31,
	2017		2016
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	22,141,959	$605,634,913	29,618,277	$702,728,158
Reinvestment of dividends	2,851,013	81,738,543	587,707	15,521,344
Shares redeemed	(16,256,439)	(452,560,664)	(14,779,522)	(361,176,117)

Net increase in shares outstanding	8,736,533	$234,812,792	15,426,462	$357,073,385

	Y Class
	Year Ended December 31,
	2017		2016
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	30,846,571	$837,274,698	21,737,331	$518,148,202
Reinvestment of dividends	2,784,424	79,606,684	418,386	11,024,436
Shares redeemed	(13,143,773)	(357,121,560)	(6,598,894)	(157,373,925)

Net increase in shares outstanding	20,487,222	$559,759,822	15,556,823	$371,798,713

	Investor Class
	Year Ended December 31,
	2017		2016
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	12,127,050	$327,627,225	31,217,772	$738,978,810
Reinvestment of dividends	2,532,136	72,191,205	668,953	17,573,398
Shares redeemed	(26,895,237)	(724,443,760)	(14,003,271)	(332,412,565)

Net increase (decrease) in shares outstanding	(12,236,051)	$(324,625,330)	17,883,454	$424,139,643

	A Class
	Year Ended December 31,
	2017		2016
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	1,323,482	$35,172,571	2,195,353	$51,983,617
Reinvestment of dividends	166,852	4,741,923	55,177	1,442,871
Shares redeemed	(4,000,004)	(109,268,040)	(2,884,469)	(67,173,170)

Net (decrease) in shares outstanding	(2,509,670)	$(69,353,546)	(633,939)	$(13,746,682)

	C Class
	Year Ended December 31,
	2017		2016
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	646,529	$16,939,095	1,058,012	$24,046,258
Reinvestment of dividends	148,656	4,122,220	13,238	338,911
Shares redeemed	(1,057,869)	(27,847,899)	(919,457)	(21,163,388)

Net increase (decrease) in shares outstanding	(262,684)	$(6,786,584)	151,793	$3,221,781

	R6 Class
	April 28, 2017A to December 31, 2017
Bridgeway Large Cap Value Fund	Shares	Amount
Shares sold	3,096,230	$91,569,174
Reinvestment of dividends	146,308	4,191,724
Shares redeemed	(36,754)	(1,070,350)

Net increase in shares outstanding	3,205,784	$94,690,548

A Commencement of operations.

12.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

45

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional ClassA
	Year Ended December 31,	Six Months Ended December 31,		Year Ended June 30,
	2017G	2016		2016	2015		2014		2013

Net asset value, beginning of period	$24.47	$22.77		$23.71	$20.51		$16.18		$13.33

Income (loss) from investment operations:
Net investment income	0.10	0.04		0.07	0.17	B	0.13	B	0.16	B
Net gains (losses) on investments (both realized and unrealized)	6.56	1.82		(0.90)	3.14		4.29		2.88

Total income (loss) from investment operations	6.66	1.86		(0.83)	3.31		4.42		3.04

Less distributions:
Dividends from net investment income	(0.08)	(0.16)		(0.11)	(0.11)		(0.09)		(0.19)
Distributions from net realized gains	(1.17)	-		-	-		-		-

Total distributions	(1.25)	(0.16)		(0.11)	(0.11)		(0.09)		(0.19)

Net asset value, end of period	$29.88	$24.47		$22.77	$23.71		$20.51		$16.18

Total returnC	27.21%	8.15	%E	(3.52)%	16.19%		27.41	%D	23.06	%D

Ratios and supplemental data:
Net assets, end of period	$178,062,388	$133,638,400		$136,460,611	$156,493,513		$56,343,594		$47,966,566
Ratios to average net assets:
Expenses, before reimbursements	1.06%	1.02	%F	0.89%	0.81%		0.87%		0.90%
Expenses, net of reimbursements	0.81%	0.81	%F	0.83%	0.81%		0.84%		0.84%
Net investment income, before expense reimbursements	0.15%	0.12	%F	0.30%	0.75%		0.70%		1.10%
Net investment income, net of reimbursements	0.40%	0.33	%F	0.35%	0.75%		0.70%		1.10%
Portfolio turnover rate	78%	40	%E	100%	48%		74%		49%

A	Prior to the reorganization on February 5, 2016, the Institutional Class was known as Class N.
B	Per share amounts have been calculated using the average shares method.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Total return would have been lower had various fees not been waived during the period.
E	Not annualized.
F	Annualized.
G	On December 15, 2017, pursuant to a plan of Reorganization on termination, the American Beacon Bridgeway Large Cap Growth II Fund (“Target Fund”) transferred all of its property and assets to the American Beacon Bridgeway Large Cap Growth Fund (“Acquiring Fund”) in exchange solely for voting shares of the Acquiring Fund and the assumption of the Target Fund’s liabilities.

See accompanying notes

46

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended December 31, 2017F	Six Months Ended December 31, 2016		February 5, 2016A to June 30, 2016

Net asset value, beginning of period	$24.45	$22.77		$20.46

Income from investment operations:
Net investment income	0.05	0.03		0.03
Net gains on investments (both realized and unrealized)	6.57	1.81		2.28

Total income from investment operations	6.62	1.84		2.31

Less distributions:
Dividends from net investment income	(0.08)	(0.16)		-
Distributions from net realized gains	(1.17)	-		-

Total distributions	(1.25)	(0.16)		-

Net asset value, end of period	$29.82	$24.45		$22.77

Total returnB	27.06%	8.06	%C	11.29	%C

Ratios and supplemental data:
Net assets, end of period	$2,016,161	$669,530		$401,220
Ratios to average net assets:
Expenses, before reimbursements	1.13%	1.09	%D	4.00	%D
Expenses, net of reimbursements	0.91%	0.91	%D	0.91	%D
Net investment income (loss), before expense reimbursements	0.08%	0.11	%D	(2.69	)%D
Net investment income, net of reimbursements	0.30%	0.28	%D	0.40	%D
Portfolio turnover rate	78%	40	%C	100	%E

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from February 5, 2016 through June 30, 2016 and is not annualized.
F	On December 15, 2017, pursuant to a plan of Reorganization on termination, the American Beacon Bridgeway Large Cap Growth II Fund (“Target Fund”) transferred all of its property and assets to the American Beacon Bridgeway Large Cap Growth Fund (“Acquiring Fund”) in exchange solely for voting shares of the Acquiring Fund and the assumption of the Target Fund’s liabilities.

See accompanying notes

47

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended December 31, 2017F	Six Months Ended December 31, 2016		February 5, 2016A to June 30, 2016

Net asset value, beginning of period	$24.38	$22.74		$20.46

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.01)		0.01
Net gains on investments (both realized and unrealized)	6.53	1.81		2.27

Total income from investment operations	6.52	1.80		2.28

Less distributions:
Dividends from net investment income	(0.08)	(0.16)		-
Distributions from net realized gains	(1.17)	-		-

Total distributions	(1.25)	(0.16)		-

Net asset value, end of period	$29.65	$24.38		$22.74

Total returnB	26.72%	7.90	%C	11.14	%C

Ratios and supplemental data:
Net assets, end of period	$71,273,896	$399,798		$133,696
Ratios to average net assets:
Expenses, before reimbursements	1.40%	1.55	%D	8.43	%D
Expenses, net of reimbursements	1.19%	1.19	%D	1.18	%D
Net investment (loss), before expense reimbursements	(0.66)%	(0.35	)%D	(7.08	)%D
Net investment income (loss), net of reimbursements	(0.45)%	0.02	%D	0.17	%D
Portfolio turnover rate	78%	40	%C	100	%E

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from February 5, 2016 through June 30, 2016 and is not annualized.
F	On December 15, 2017, pursuant to a plan of Reorganization on termination, the American Beacon Bridgeway Large Cap Growth II Fund (“Target Fund”) transferred all of its property and assets to the American Beacon Bridgeway Large Cap Growth Fund (“Acquiring Fund”) in exchange solely for voting shares of the Acquiring Fund and the assumption of the Target Fund’s liabilities.

See accompanying notes

48

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended December 31, 2017G		Six Months Ended December 31, 2016		February 5, 2016A to June 30, 2016

Net asset value, beginning of period	$24.39		$22.74		$20.46

Income from investment operations:
Net investment income	0.00	F	0.00	F	0.00	F
Net gains on investments (both realized and unrealized)	6.54		1.81		2.28

Total income (loss) from investment operations	6.54		1.81		2.28

Less distributions:
Dividends from net investment income	(0.06)		(0.16)		-
Distributions from net realized gains	(1.17)		-		-

Total distributions	(1.23)		(0.16)		-

Net asset value, end of period	$29.70		$24.39		$22.74

Total returnB	26.79%		7.94	%C	11.14	%C

Ratios and supplemental data:
Net assets, end of period	$4,625,607		$135,710		$159,744
Ratios to average net assets:
Expenses, before reimbursements	1.44%		1.43	%D	5.25	%D
Expenses, net of reimbursements	1.21%		1.21	%D	1.21	%D
Net investment income (loss), before expense reimbursements	(0.23)%		(0.26	)%D	(4.01	)%D
Net investment income (loss), net of reimbursements	0.00	%H	(0.05	)%D	0.02	%D
Portfolio turnover rate	78%		40	%C	100	%E

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from February 5, 2016 through June 30, 2016 and is not annualized.
F	Amounts are less than $0.01 per share.
G	On December 15, 2017, pursuant to a plan of Reorganization on termination, the American Beacon Bridgeway Large Cap Growth II Fund (“Target Fund”) transferred all of its property and assets to the American Beacon Bridgeway Large Cap Growth Fund (“Acquiring Fund”) in exchange solely for voting shares of the Acquiring Fund and the assumption of the Target Fund’s liabilities.
H	Amount rounds to less than 0.005%.

See accompanying notes

49

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended December 31, 2017F	Six Months Ended December 31, 2016		February 5, 2016A to June 30, 2016

Net asset value, beginning of period	$24.22	$22.67		$20.46

Income (loss) from investment operations:
Net investment income (loss)	(0.10)	(0.13)		(0.04)
Net gains on investments (both realized and unrealized)	6.35	1.84		2.25

Total income from investment operations	6.25	1.71		2.21

Less distributions:
Dividends from net investment income	-	(0.16)		-
Distributions from net realized gains	(1.17)	-		-

Total distributions	(1.17)	(0.16)		-

Net asset value, end of period	$29.30	$24.22		$22.67

Total returnB	25.78%	7.52	%C	10.80	%C

Ratios and supplemental data:
Net assets, end of period	$769,559	$175,907		$244,146
Ratios to average net assets:
Expenses, before reimbursements	2.09%	2.18	%D	7.33	%D
Expenses, net of reimbursements	1.96%	1.96	%D	1.96	%D
Net investment (loss), before expense reimbursements	(0.90)%	(1.04	)%D	(5.98	)%D
Net investment income (loss), net of reimbursements	(0.77)%	(0.81	)%D	(0.62	)%D
Portfolio turnover rate	78%	40	%C	100	%E

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from February 5, 2016 through June 30, 2016 and is not annualized.
F	On December 15, 2017, pursuant to a plan of Reorganization on termination, the American Beacon Bridgeway Large Cap Growth II Fund (“Target Fund”) transferred all of its property and assets to the American Beacon Bridgeway Large Cap Growth Fund (“Acquiring Fund”) in exchange solely for voting shares of the Acquiring Fund and the assumption of the Target Fund’s liabilities.

See accompanying notes

50

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended December 31,
	2017	2016	2015		2014	2013

Net asset value, beginning of period	$26.08	$22.75	$23.89		$21.39	$15.85

Income (loss) from investment operations:
Net investment income	0.37	0.38	0.28		0.10	0.11
Net gains (losses) on investments (both realized and unrealized)	3.78	3.32	(0.58)		2.94	5.87

Total income (loss) from investment operations	4.15	3.70	(0.30)		3.04	5.98

Less distributions:
Dividends from net investment income	(0.39)	(0.35)	(0.29)		(0.17)	(0.11)
Distributions from net realized gains	(1.27)	(0.02)	(0.55)		(0.37)	(0.33)
Tax return of capital	-	-	(0.00	)A	-	-

Total distributions	(1.66)	(0.37)	(0.84)		(0.54)	(0.44)

Net asset value, end of period	$28.57	$26.08	$22.75		$23.89	$21.39

Total returnB	15.88%	16.24%	(1.23)%		14.18%	37.77%

Ratios and supplemental data:
Net assets, end of period	$1,547,760,278	$1,185,013,905	$682,849,171		$313,660,568	$79,889,063
Ratios to average net assets:
Expenses, before reimbursements	0.72%	0.73%	0.75%		0.79%	1.01%
Expenses, net of reimbursements	0.72%	0.73%	0.79%		0.84%	0.84%
Net investment income, before expense reimbursements	1.41%	1.69%	1.61%		1.08%	0.98%
Net investment income, net of reimbursements	1.41%	1.69%	1.57%		1.04%	1.16%
Portfolio turnover rate	48%	56%	43%		31%	38%

A	The distributions from return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

51

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended December 31,
	2017	2016	2015		2014	2013

Net asset value, beginning of period	$26.01	$22.69	$23.84		$21.35	$15.84

Income (loss) from investment operations:
Net investment income	0.33	0.32	0.27		0.13	0.22
Net gains (losses) on investments (both realized and unrealized)	3.79	3.35	(0.57)		2.90	5.72

Total income (loss) from investment operations	4.12	3.67	(0.30)		3.03	5.94

Less distributions:
Dividends from net investment income	(0.37)	(0.33)	(0.30)		(0.17)	(0.10)
Distributions from net realized gains	(1.27)	(0.02)	(0.55)		(0.37)	(0.33)
Tax return of capital	-	-	(0.00	)A	-	-

Total distributions	(1.64)	(0.35)	(0.85)		(0.54)	(0.43)

Net asset value, end of period	$28.49	$26.01	$22.69		$23.84	$21.35

Total returnB	15.82%	16.17%	(1.26)%		14.15%	37.55%

Ratios and supplemental data:
Net assets, end of period	$1,547,228,114	$879,852,983	$414,585,125		$119,162,044	$19,913,753
Ratios to average net assets:
Expenses, before reimbursements	0.79%	0.80%	0.81%		0.84%	0.93%
Expenses, net of reimbursements	0.79%	0.80%	0.81%		0.85%	0.94%
Net investment income, before expense reimbursements	1.35%	1.63%	1.55%		1.03%	1.07%
Net investment income, net of reimbursements	1.35%	1.63%	1.55%		1.03%	1.06%
Portfolio turnover rate	48%	56%	43%		31%	38%

A	The distributions from return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

52

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended December 31,
	2017	2016	2015		2014	2013

Net asset value, beginning of period	$25.93	$22.64	$23.77		$21.28	$15.81

Income (loss) from investment operations:
Net investment income	0.32	0.27	0.25		0.14	0.21
Net gains (losses) on investments (both realized and unrealized)	3.71	3.31	(0.61)		2.82	5.68

Total income (loss) from investment operations	4.03	3.58	(0.36)		2.96	5.89

Less distributions:
Dividends from net investment income	(0.28)	(0.27)	(0.22)		(0.10)	(0.09)
Distributions from net realized gains	(1.27)	(0.02)	(0.55)		(0.37)	(0.33)
Tax return of capital	-	-	(0.00	)A	-	-

Total distributions	(1.55)	(0.29)	(0.77)		(0.47)	(0.42)

Net asset value, end of period	$28.41	$25.93	$22.64		$23.77	$21.28

Total returnB	15.52%	15.81%	(1.51)%		13.89%	37.28%

Ratios and supplemental data:
Net assets, end of period	$1,387,184,369	$1,583,853,257	$977,719,149		$668,659,150	$274,113,476
Ratios to average net assets:
Expenses, before reimbursements	1.06%	1.08%	1.09%		1.11%	1.08%
Expenses, net of reimbursements	1.06%	1.08%	1.09%		1.11%	1.09%
Net investment income, before expense reimbursements	1.04%	1.35%	1.28%		0.76%	0.95%
Net investment income, net of reimbursements	1.04%	1.35%	1.28%		0.76%	0.94%
Portfolio turnover rate	48%	56%	43%		31%	38%

A	The distributions from return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

53

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended December 31,
	2017	2016	2015		2014	2013

Net asset value, beginning of period	$25.82	$22.53	$23.66		$21.22	$15.78

Income (loss) from investment operations:
Net investment income	0.42	0.32	0.27		0.09	0.19
Net gains (losses) on investments (both realized and unrealized)	3.58	3.24	(0.64)		2.84	5.64

Total income (loss) from investment operations	4.00	3.56	(0.37)		2.93	5.83

Less distributions:
Dividends from net investment income	(0.23)	(0.25)	(0.21)		(0.12)	(0.06)
Distributions from net realized gains	(1.27)	(0.02)	(0.55)		(0.37)	(0.33)
Tax return of capital	-	-	(0.00	)A	-	-

Total distributions	(1.50)	(0.27)	(0.76)		(0.49)	(0.39)

Net asset value, end of period	$28.32	$25.82	$22.53		$23.66	$21.22

Total returnB	15.46%	15.79%	(1.56)%		13.76%	37.01%

Ratios and supplemental data:
Net assets, end of period	$96,229,248	$152,520,884	$147,394,607		$103,716,652	$31,300,069
Ratios to average net assets:
Expenses, before reimbursements	1.08%	1.12%	1.12%		1.19%	1.38%
Expenses, net of reimbursements	1.08%	1.12%	1.12%		1.21%	1.34%
Net investment income, before expense reimbursements	1.01%	1.31%	1.25%		0.69%	0.61%
Net investment income, net of reimbursements	1.01%	1.31%	1.25%		0.67%	0.66%
Portfolio turnover rate	48%	56%	43%		31%	38%

A	The distributions from return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

54

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended December 31,
	2017	2016	2015		2014	2013

Net asset value, beginning of period	$25.27	$22.08	$23.27		$21.00	$15.70

Income (loss) from investment operations:
Net investment income	0.08	0.13	0.13		0.02	0.18
Net gains (losses) on investments (both realized and unrealized)	3.62	3.16	(0.66)		2.69	5.47

Total income (loss) from investment operations	3.70	3.29	(0.53)		2.71	5.65

Less distributions:
Dividends from net investment income	(0.07)	(0.08)	(0.11)		(0.07)	(0.02)
Distributions from net realized gains	(1.27)	(0.02)	(0.55)		(0.37)	(0.33)
Tax return of capital	-	-	(0.00	)A	-	-

Total distributions	(1.34)	(0.10)	(0.66)		(0.44)	(0.35)

Net asset value, end of period	$27.63	$25.27	$22.08		$23.27	$21.00

Total returnB	14.62%	14.91%	(2.27)%		12.88%	36.02%

Ratios and supplemental data:
Net assets, end of period	$102,553,616	$100,447,531	$84,411,378		$33,536,254	$2,346,463
Ratios to average net assets:
Expenses, before reimbursements	1.83%	1.86%	1.87%		1.92%	2.13%
Expenses, net of reimbursements	1.83%	1.86%	1.87%		1.94%	2.09%
Net investment income (loss), before expense reimbursements	0.28%	0.57%	0.48%		(0.05)%	(0.13)%
Net investment income (loss), net of reimbursements	0.28%	0.57%	0.48%		(0.08)%	(0.08)%
Portfolio turnover rate	48%	56%	43%		31%	38%

A	The distributions from return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

55

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	April 28, 2017A to December 31, 2017

Net asset value, beginning of period	$26.73

Income from investment operations:
Net investment income	0.11
Net gains on investments (both realized and unrealized)	3.37

Total income from investment operations	3.48

Less distributions:
Dividends from net investment income	(0.39)
Distributions from net realized gains	(1.27)

Total distributions	(1.66)

Net asset value, end of period	$28.55

Total returnB	13.01	%C

Ratios and supplemental data:
Net assets, end of period	$91,521,786
Ratios to average net assets:
Expenses, before reimbursements	0.75	%D
Expenses, net of reimbursements	0.71	%D
Net investment income, before expense reimbursements	1.44	%D
Net investment income, net of reimbursements	1.48	%D
Portfolio turnover rate	48	%E

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover is for the period from April 28, 2017 through December 31, 2017 and is not annualized.

See accompanying notes

56

American Beacon FundsSM

Shareholder Meeting Report

December 31, 2017 (Unaudited)

A special meeting of Shareholders of the American Beacon Bridgeway Large Cap Growth II Fund, a series in the American Beacon Funds (the “Trust”), was held on December 14, 2017. The Shareholders approved the Plan of Reorganization and Termination to reorganize the American Beacon Large Cap Growth II Fund into the American Beacon Bridgeway Large Cap Growth Fund, another series of the Trust. Approval of this proposal required a majority of the outstanding voting securities of each Fund. The following are the results of the shareholder votes for this proposal:

For	Against	Abstain	Non-Voting
2,231,976.33	59.90	63,528.24	1,028,075.45

57

American Beacon FundsSM

Federal Tax Information

December 31, 2017 (Unaudited)

The Funds are required to provide to Shareholders certain tax information based upon the Fund’s income and distribution for the taxable year ended December 31, 2017. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2017.

The Funds designated the following items with regard to distributions paid during the year ended December 31, 2017. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

	Bridgeway Large Cap Growth Fund	Bridgeway Large Cap Value Fund
Corporate Dividends Received Deduction	84.50%	100.00%
Qualified Dividend Income	92.30%	100.00%

The Bridgeway Large Cap Growth Fund designated $6,899,820 as long-term capital gains distributions and $2,841,720 as short-term capital gains distributions for the year ended December 31, 2017. The Bridgeway Large Cap Value Fund designated $199,538,801 as long-term capital gains distributions and $4,500,620 as short-term capital gains distributions for the year ended December 31, 2017.

Shareholders received notification in January 2018 of the appropriate tax information necessary to prepare their 2017 income tax return.

58

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-five funds in the fund complex that includes the Trust, the American Beacon Select Funds and the American Beacon Institutional Funds Trust. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (81)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (48)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Women’s Empowerment (2009-2014); Director, Valley Healthcare Staffing (2017-present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Joseph B. Armes (55)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-present) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Gerard J. Arpey (59)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Brenda A. Cline (57)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

59

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term

Eugene J. Duffy (63)	Trustee since 2008	Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Thomas M. Dunning*** (75)	Trustee since 2008	Chairman Emeritus, Lockton Dunning Benefits (consulting firm in employee benefits) (2008-Present); Board Director, Oncor Electric Delivery Company LLC (2007-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Richard A. Massman (74)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus, Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities) (2009-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Barbara J. McKenna, CFA (54)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

R. Gerald Turner (72)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

OFFICERS	Term
One Year

Gene L. Needles, Jr. (63)	President since 2009	President, CEO and Director, American Beacon Advisors, Inc. (2009-Present); President, CEO and Director, Resolute Investment Managers, Inc. (2015-Present); President, CEO and Director, Resolute Acquisition, Inc. (2015-Present); President, CEO and Director, Resolute Topco, Inc. (2015-Present), President & CEO, Resolute Investment Holdings, LLC (2015-Present); President, CEO and Director, Lighthouse Holdings, Inc. (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-Present); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-Present); President, American Beacon Select Funds (2009-Present); President, American Beacon Mileage Funds (2009-2012); President, American Beacon Master Trust (2009-2012); President, American Beacon Institutional Funds Trust (2017-Present).

60

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term

Rosemary K. Behan (58)	VP, Secretary and Chief Legal Officer since 2006	Vice President and Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Holdings, LLC (2015-Present) Secretary, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, LLC (2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, Alpha Quant Advisors, LLC (2016-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Mileage Funds (2006-2012); Chief Legal Officer, Vice President and Secretary, American Beacon Master Trust (2006-2012); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present).

Brian E. Brett (57)	VP since 2004	Senior Vice President (2012-Present) and Vice President (2004-2012), American Beacon Advisors, Inc.; Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Mileage Funds (2004-2012); Vice President, American Beacon Master Trust (2004-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present).

Paul B. Cavazos (48)	VP since 2016	Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer and Assistant Treasurer, DTE Energy (2007-2016); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present).

Erica Duncan (47)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Mileage Funds (2011-2012); Vice President, American Beacon Master Trust (2011-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present).

Melinda G. Heika (56)	Treasurer since 2010	Treasurer, American Beacon Advisors, Inc. (2010-Present); Resolute Investment Managers, Inc. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, LLC (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Select Funds (2010-Present); Treasurer, American Beacon Mileage Funds (2010-2012); Treasurer, American Beacon Master Trust (2010-2012); Treasurer, American Beacon Institutional Funds Trust (2017-Present).

Terri L. McKinney (54)	VP since 2010	Vice President (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Mileage Funds (2010-2012); Vice President, American Beacon Master Trust (2010-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present).

61

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term

Jeffrey K. Ringdahl (42)	VP since 2010	Senior Vice President (2013-Present), Vice President (2010-2013), and Director (2015-Present), American Beacon Advisors, Inc.; Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Mileage Funds (2010-2012); Vice President, American Beacon Master Trust (2010-2012); Senior Vice President (2012-Present) and Manager (2015-Present), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Trustee, American Beacon NextShares Trust (2015-Present); Director and Senior Vice Present, Resolute Investment Holdings, LLC (2015-Present); Director and Senior Vice President, Resolute Topco, Inc. (2015-Present); Director and Senior Vice President, Resolute Acquisition, Inc. (2015-Present); Director and Senior Vice President, Resolute Investment Managers, Inc. (2015-Present); Director, Executive Vice President and Chief Operating Officer, Alpha Quant Advisors, LLC (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-President); Director, Shapiro Capital Management, LLC (2017-Present).

Samuel J. Silver (54)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Mileage Funds (2011-2012); Vice President, American Beacon Master Trust (2011-2012); American Beacon Institutional Funds Trust (2011-Present).

Christina E. Sears (46)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer and Vice President, Alpha Quant Advisors, LLC (2016-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer (2004-2012) and Assistant Secretary (1999-2012), American Beacon Mileage Funds; Chief Compliance Officer (2004-2012) and Assistant Secretary (1999-2012), American Beacon Master Trust; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

Sonia L. Bates (61)	Asst. Treasurer since 2011	Assistant Treasurer, American Beacon Advisors, Inc. (2011-Present); Assistant Treasurer, Resolute Investment Managers, Inc. (2015-Present); Assistant Treasurer, Resolute Acquisition, Inc. (2015-Present); Assistant. Treasurer, Resolute Topco, Inc. (2015-Present); Assistant Treasurer, Resolute Investment Holdings, LLC.; Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Select Funds (2011-Present); Assistant Treasurer American Beacon Mileage Funds (2011-2012); Assistant Treasurer, American Beacon Master Trust (2011-2012); Assistant Treasurer, American Beacon Institutional Funds Trust (2017-Present).

Shelley D. Abrahams (43)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Advisors, Inc. (2008-Present); Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Mileage Funds (2008-2012); Assistant Secretary, American Beacon Master Trust (2008-2012); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

62

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term

Rebecca L. Harris (51)	Assistant Secretary since 2010	Vice President, American Beacon Advisors, Inc. (2016-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Mileage Funds (2010-2012); Assistant Secretary, American Beacon Master Trust (2010-2012); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

Diana N. Lai (42)	Assistant Secretary since 2012	Assistant Secretary, American Beacon Advisors, Inc. (2012-Present); Assistant Secretary, American Beacon Select Funds (2012-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

Teresa A. Oxford (59)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

*** Mr. Dunning retired as of 12/31/2017. Douglas A. Lindgren became a new Trustee to each of the Trusts on 1/1/2018.

63

American Beacon FundsSM

Privacy Policy

December 31, 2017 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

64

Delivery of Documents

eDelivery is NOW AVAILABLE – Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Bridgeway Large Cap Growth Fund, and American Beacon Bridgeway Large Cap Value Fund are service marks of American Beacon Advisors, Inc.

AR 12/17

American Beacon®
FUNDS

2017 ANNUAL REPORT

December 31, 2017

STEPHENS MID-CAP GROWTH FUND

STEPHENS SMALL CAP GROWTH FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

STEPHENS MID-CAP GROWTH FUND

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investing in medium-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

STEPHENS SMALL CAP GROWTH FUND

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investing in small-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	December 31, 2017

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

At American Beacon, we are proud to offer a broad range of equity, fixed- income and alternative mutual fund products for institutions and individuals. Our mutual funds – which span the domestic, international, global, frontier and emerging markets – are sub-advised by experienced portfolio managers who employ distinctive investment processes to manage assets through a variety of economic and market conditions. Together, we work diligently to help our clients and shareholders meet their long-term financial goals.

Institutional wisdom, enduring value. Since our inception as a pension fiduciary in 1986, American Beacon has focused on identifying and overseeing institutional investment managers and portfolio risk management. In 1987, we leveraged our size and experience to launch a series of sub-advised, multi-

manager mutual funds providing individual investors access to many of the same institutional managers as our pension clients. Following the financial crisis in 2008, we saw that investors were looking for unique solutions from managers who were not necessarily mainstream. In 2010, we began offering mutual funds from single managers with distinctive investment styles or asset classes. As we continue to expand our family of funds, our solutions- based approach provides innovative investments.

Guiding principles. Our “manager of managers” philosophy is built on a long-standing history of innovative thinking, discipline and consistency in applying our solutions-based approach. As a manager of managers, our goal is to engage the most effective money managers for each asset class, investment style or market strategy – whether through a single sub-advisor or a combination of sub-advisors. Because we take our fiduciary responsibilities very seriously, our thorough manager evaluation and selection process is rigorous and ongoing. Our guiding principles – predictability, style consistency, competitive pricing and long-term relationships – provide a strong foundation for our due-diligence process. Our broad range of mutual funds helps investors navigate the economic storms and market downturns in the U.S. and abroad. Our years of experience evaluating sub-advisors have led us to identify and partner with asset managers who have adhered to their disciplined processes for many years and through multiple market cycles.

Focus on asset protection and risk mitigation. We strive to provide innovative, long-term products without gimmicks. From offering some of the first multi-manager funds, one of the first retirement-income funds and the first open-end mutual fund in the U.S. to focus primarily on frontier-market debt, our robust history includes applying a disciplined, solutions-based approach to our product development process to help protect assets and mitigate risk.

Thank you for your continued interest in American Beacon. For additional information about our funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

Domestic Equity Market Overview

December 31, 2017 (Unaudited)

During the 12-month period ended December 31, 2017, domestic equity markets ignored any signs of investor skepticism that started the year as markets pushed into their ninth year of this long-running bull market. Volatility remained at suppressed levels within the S&P 500 Index, a broad measure of domestic equity markets, providing positive total returns every month and finishing the year up 21.83%. While large-cap stocks outpaced small-caps, growth stocks exhibited drastic outperformance versus value stocks across all market-cap styles. The Russell 2000 Growth Index outperformed the Russell 2000 Value Index by 14.33%, while the Russell 1000 Growth Index outperformed the Russell 1000 Value Index by 16.55%. While many investors were skeptical of the market’s advance in 2017, data during the year suggested the lift in domestic equities reflected the now-visible signs of globally synchronized economic strength.

In the first quarter of 2017, the U.S. equity markets achieved fresh, all-time highs, as optimism from the Trump administration’s “pro-growth” agenda spilled over from the fourth quarter of 2016. Despite failure to pass revisions to health-care legislation, the market remained upbeat toward Washington, D.C., on the premise of tax cuts, easing of business regulations and a boost to U.S. infrastructure investment. The economy displayed supportive evidence of further market advances and a March rate hike from the Federal Reserve (the “Fed”). The Purchasing Managers Index, the Consumer Confidence Index and the NFIB Small Business Optimism Index all flashed constructive data. During 2016, the S&P 500 Index’s trailing 12-month, year-over-year earnings growth inflected and turned positive after four quarters in negative territory. Large-caps outperformed small-caps, reversing trading patterns from the previous quarter, with Technology stocks leading the way.

In the second quarter, U.S. equities across all market caps delivered gains, shaking off growing concerns regarding the Trump administration’s ability to pass pro-growth measures and economic data that was less enthusiastic than the previous quarter, namely within Manufacturing and Consumer Health. Political uncertainty flared up after President Trump dismissed James Comey, the former FBI director. The Fed, however, delivered another 25 basis point (0.25%) rate hike and laid out plans to begin reducing its balance sheet after years of its unprecedented quantitative easing policy program. Large-cap stocks led the march higher for the second quarter, with reflationary sectors at the top – Health Care, Industrials and Financials.

In the third quarter, robust corporate earnings continued, increasing 11.6% on a trailing 12-month basis versus a year ago. Gross domestic product growth of 3.0% was released during the quarter, breaking out from the sub-3.0% growth seen in the economy since the lowest point of the financial crisis. Historic hurricanes were disruptive to Texas, Louisiana and Puerto Rico, but negative outcomes were determined to be transitory (ex-Puerto Rico), displaying the resiliency of U.S. industry. Despite concerns of stubbornly low inflation, the Fed confirmed its balance sheet roll-off beginning in October. Crude oil prices began to solidify above $50, a key support level, which boosted cyclical energy and industrial stocks. U.S. stocks across all capitalizations made gains.

In the fourth quarter, the U.S. economy and U.S. equities capped off a robust year as corporations delivered another quarter of strong earnings growth. The Technology sector, the best performing sector in the 12-month period, delivered particularly healthy results. The much-awaited Tax Cuts and Jobs Act of 2017 was passed by Congress and signed into law by President Trump on December 22. Markets jumped on this news as the permanent tax cut is expected to make U.S. companies more competitive than non-domestic peers. U.S. Treasury yields, led by the short end of the yield curve, rose during the quarter and caused interest-rate sensitive sectors, such as Real Estate and Utilities, to underperform the broader market. In December, the Fed lifted base rates for the third time during the year and lifted their U.S. 2018 economic growth forecast to 2.5% from 2.1%.

2

American Beacon Stephens Mid-Cap Growth FundSM

Performance Overview

December 31, 2017 (Unaudited)

The Investor Class of the American Beacon Stephens Mid-Cap Growth Fund (the “Fund”) returned 27.97% for the twelve months ended December 31, 2017. The Fund outperformed the Russell Midcap® Growth Index (the “Index”) return of 25.27% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 12/31/2007 through 12/31/2017

Total Returns for the Period ended December 31, 2017
	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 12/31/2007- 12/31/2017
Institutional Class (1,2,7)	SFMIX	28.38%	10.62%	13.26%	8.00%	$21,598
Y Class (1,3,7)	SMFYX	28.27%	10.50%	13.13%	7.84%	$21,275
Investor Class (1,7)	STMGX	27.97%	10.24%	12.85%	7.66%	$20,919
A without Sales Charge (1,4,7)	SMFAX	27.93%	10.18%	12.79%	7.63%	$20,856
A with Sales Charge (1,4,7)	SMFAX	20.57%	8.04%	11.46%	6.99%	$19,661
C without Sales Charge (1,5,7)	SMFCX	26.93%	9.34%	11.91%	7.16%	$19,971
C with Sales Charge (1,5,7)	SMFCX	25.93%	9.34%	11.91%	7.16%	$19,971

Russell Midcap® Growth Index (6)		25.27%	10.30%	15.30%	9.10%	$23,895
S&P 500 Index (6)		21.83%	11.41%	15.79%	8.50%	$22,603

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-9687-9009 or visit www.americanbeaconfunds.com. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. Please note that the recent growth rate in the securities market has helped to produce short-term returns that are not typical and may not continue in the future. A portion of the fees charged to the Investor Class was waived from 2007 through 2013 and fully recovered in 2014 and 2015. Performance prior to waiving fees was lower than the actual returns shown from 2007 through 2013.

2.	A portion of the fees charged to the Institutional Class has been waived since 2007. Performance prior to waiving fees was lower than the actual returns shown since 2007.

3

American Beacon Stephens Mid-Cap Growth FundSM

Performance Overview

December 31, 2017 (Unaudited)

3.	Fund performance for the ten-year period represents the returns achieved by the Investor Class from 12/31/07 up to 2/14/12, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are lower than those of the Investor Class. Therefore, total returns shown may be lower than they would have been had the Y Class been in existence since 12/31/07. A portion of the fees charged to the Y Class was waived in 2012 and 2013, fully recovered in 2014 and 2015, and waived in 2017. Performance prior to waiving fees was lower than the actual returns shown in 2012, 2013 and 2017.

4.	Fund performance for the ten-year period represents the returns achieved by the Investor Class from 12/31/07 up to 2/24/12, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the A Class been in existence since 12/31/07. A portion of the fees charged to the A Class was waived in 2012 and 2013, fully recovered in 2015 and waived in 2016 and 2017. Performance prior to waiving fees was lower than the actual returns shown in 2012, 2013, 2016 and 2017. A Class has a maximum sales charge of 5.75%.

5.	Fund performance for the ten-year period represents the returns achieved by the Investor Class from 12/31/07 up to 2/14/12, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the C Class been in existence since 12/31/07. A portion of the fees charged to the C Class was waived from 2012 through 2014, fully recovered in 2015 and waived in 2016 and 2017. Performance prior to waiving fees was lower than actual returns shown from 2012 through 2014 and in 2016 and 2017. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.

6.	The S&P 500 Index is a market capitalization weighted index of common stocks publicly traded in the United States. The Russell Midcap® Growth Index is an unmanaged index of those stocks in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. Russell Midcap Index, Russell Midcap Growth Index and Russell 1000 Index are registered trademarks of Frank Russell Company. One cannot directly invest in an index.

7.	The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares were 1.10%, 1.13%, 1.39%, 1.43%, and 2.20%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index primarily due to stock selection, with sector allocation adding modest value relative to the Index. From a stock selection standpoint, holdings in the Information Technology and Consumer Staples sectors contributed the most to relative returns. In Information Technology, positions in Mercadolibre (up 108.5%), Cognex Corp. (up 96.5%) and IPG Photonics Corp. (up 117.1%) led in performance for the period. In Consumer Staples, the Fund avoided Rite Aid (down 76.1% for the period) and held Monster Beverage (up 42.6%) and Brown Forman Corp. (up 58.7%), which all benefited the portfolio.

In contrast, stock selection in the Consumer Discretionary sector detracted from relative returns, with Papa John’s down 36.5% and IMAX Corp. down 30.0%. Industrials also negatively impacted performance during the period, with Wageworks down 13.9% and Acuity Brands down 30.7%.

As it relates to sector allocation, the Fund’s overweight in Information Technology (the best performing sector), and underweights in both Consumer Discretionary and Consumer Staples contributed positively to returns relative to the benchmark. However, the Fund held a sizeable overweight to the Energy sector, which was the lowest performing sector, offsetting some of this positive performance. The Fund’s cash position was a drag on relative returns.

Looking forward, the Fund’s sub-advisor will continue to maintain a disciplined, long-term approach to equity investing in medium capitalization stocks with above-average growth potential.

4

American Beacon Stephens Mid-Cap Growth FundSM

Performance Overview

December 31, 2017 (Unaudited)

Top Ten Holdings (% Net Assets)
SVB Financial Group		1.9
MercadoLibre, Inc.		1.9
Monster Beverage Corp.		1.9
FLIR Systems, Inc.		1.8
Microchip Technology, Inc.		1.8
IDEXX Laboratories, Inc.		1.7
CoStar Group, Inc.		1.7
IPG Photonics Corp.		1.7
MarketAxess Holdings, Inc.		1.6
Burlington Stores, Inc.		1.6

Total Fund Holdings	96

Sector Allocation (% Equities)
Information Technology		38.5
Health Care		21.6
Consumer Discretionary		14.4
Industrials		12.3
Financials		6.0
Energy		3.9
Consumer Staples		3.1
Materials		0.2

5

American Beacon Stephens Small Cap Growth FundSM

Performance Overview

December 31, 2017 (Unaudited)

The Investor Class of the American Beacon Stephens Small Cap Growth Fund (the “Fund”) returned 19.23% for the twelve months ended December 31, 2017, trailing the Russell 2000® Growth Index (the “Index”) return of 22.17% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 12/31/2007 through 12/31/2017

Total Returns for the Period ended December 31, 2017
	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 12/31/2007- 12/31/2017
Institutional Class (1,2,7)	STSIX	19.45%	7.78%	11.64%	7.84%	$21,274
Y Class (1,3,7)	SPWYX	19.42%	7.67%	11.55%	7.69%	$20,976
Investor Class (1,7)	STSGX	19.23%	7.50%	11.36%	7.57%	$20,743
A without Sales Charge (1,4,7)	SPWAX	19.06%	7.39%	11.19%	7.47%	$20,558
A with Sales Charge (1,4,7)	SPWAX	12.25%	5.29%	9.88%	6.84%	$19,383
C without Sales Charge (1,5,7)	SPWCX	18.22%	6.56%	10.35%	7.00%	$19,677
C with Sales Charge (1,5,7)	SPWCX	17.22%	6.56%	10.35%	7.00%	$19,677

Russell 2000® Growth Index (6)		22.17%	10.28%	15.21%	9.19%	$24,089
S&P 500 Index (6)		21.83%	11.41%	15.79%	8.50%	$22,603

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Please note that the recent growth rate in the securities market has helped to produce short-term returns that are not typical and may not continue in the future. A portion of the fees charged to the Investor Class was waived from 2007 through 2013, fully recovered in 2014, waived in 2015 and fully recovered in 2017. Performance prior to waiving fees was lower than actual returns shown from 2007 through 2013 and in 2015.

2.	A portion of the fees charged to the Institutional Class was waived from 2007 through 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than actual returns shown from 2007 through 2013.

6

American Beacon Stephens Small Cap Growth FundSM

Performance Overview

December 31, 2017 (Unaudited)

3.	Fund performance for the ten-year period represents the returns achieved by the Investor Class from 12/31/07 up to 2/24/12, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are lower than those of the Investor Class. Therefore, total returns shown may be lower than they would have been had the Y Class been in existence since 12/31/07. A portion of the fees charged to the Y Class was waived from 2007 through 2013, fully recovered in 2014, waived in 2015 and fully recovered in 2017. Performance prior to waiving fees was lower than actual returns shown from 2007 through 2013 and in 2015.

4.	Fund performance for the ten-year period represents the returns achieved by the Investor Class from 12/31/07 up to 2/24/12, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 12/31/07. A portion of the fees charged to the A Class was waived in 2012, partially recovered in 2013 and 2014, and fully recovered in 2015. Performance prior to waiving fees was lower than actual returns shown for 2012. A Class has a maximum sales charge of 5.75%.

5.	Fund performance for the ten-year period represents the returns achieved by the Investor Class from 12/31/07 up to 2/24/12, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 12/31/07. A portion of the fees charged to the C Class was waived in 2012, partially recovered in 2013 and 2014, and fully recovered in 2015. Performance prior to waiving fees was lower than actual returns shown for 2012. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.

6.	The S&P 500 Index is a market capitalization weighted index of common stocks publicly traded in the United States. The Russell 2000® Growth Index is an unmanaged index of those stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index of approximately 2000 smaller-capitalization stocks from various industrial sectors. The Russell 2000 Growth Index and the Russell 2000 Index are registered trademarks of Frank Russell Company. One cannot directly invest in an index.

7.	The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 1.10%, 1.16%, 1.36%, 1.47% and 2.24%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index due to sector allocation. A significant overweight to Energy (the worst performing sector for the Index) was the primary detractor from relative performance. A sizeable overweight to Information Technology further negatively impacted returns, while the Fund’s cash position dragged on relative performance for the period. In contrast, underweights to Real Estate, Consumer Discretionary and Health Care added modest value during the year, offsetting some of the negative relative performance.

Security selection added value for the period, led by positions in Information Technology, Industrials, Energy and Consumer Staples. In the Information Technology sector, Cognex Corp. (up 94.7%), Shopify, Inc. (up 140.6%) and Take Two Interactive Software (up 124.0%) were the largest contributors to performance. In Energy, Rice Energy, Inc. was up 9.1% while the Fund exited US Silica Holdings (down 45.4%), positively contributing to relative returns. MGP Ingredients (up 60.1%) and Calavo Growers (up 38.7%) contributed most to the Fund’s returns in Consumer Staples.

The aforementioned performance was somewhat offset by poor selection in the Fund’s Health Care, Consumer Discretionary and Materials sectors. In Health Care, being absent from the following companies detracted the most from relative performance: Nektar Therapeutics (up 386.7%), Exact Sciences Corp. (up 293.3%) and Sage Therapeutics (up 222.6%). In Consumer Discretionary, National Cinemedia was down 53.8%, IMAX Corp. down 30.2% and Papa John’s down 36.8%. And within Materials, Forterra, Inc. was down 67.4%, a further drag on returns for the period.

Looking forward, the Fund’s sub-advisor will continue to maintain a disciplined, long-term approach to equity investing in smaller capitalization stocks with above-average growth potential.

7

American Beacon Stephens Small Cap Growth FundSM

Performance Overview

December 31, 2017 (Unaudited)

Top Ten Holdings (% Net Assets)
ICON PLC		2.0
Proto Labs, Inc.		1.8
CoStar Group, Inc.		1.7
Calavo Growers, Inc.		1.7
Ligand Pharmaceuticals, Inc.		1.6
Take-Two Interactive Software, Inc.		1.5
WageWorks, Inc.		1.5
Proofpoint, Inc.		1.5
Neogen Corp.		1.5
Trex Co., Inc.		1.4

Total Fund Holdings	110

Sector Allocation (% Equities)
Information Technology		37.8
Health Care		20.7
Industrials		17.1
Consumer Discretionary		10.4
Financials		6.9
Consumer Staples		3.1
Energy		2.5
Materials		0.9
Telecommunication Services		0.6

8

American Beacon FundsSM

Expense Examples

December 31, 2017 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from July 1, 2017 through December 31, 2017.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed 5% per year rate of return before expenses (not the Funds’ actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

9

American Beacon FundsSM

Expense Examples

December 31, 2017 (Unaudited)

American Beacon Stephens Mid-Cap Growth Fund
	Beginning Account Value 7/1/2017	Ending Account Value 12/31/2017	Expenses Paid During Period 7/1/2017-12/31/2017*
Institutional Class
Actual	$1,000.00	$1,117.10	$5.28
Hypothetical**	$1,000.00	$1,020.20	$5.04
Y Class
Actual	$1,000.00	$1,116.60	$5.82
Hypothetical**	$1,000.00	$1,019.70	$5.55
Investor Class
Actual	$1,000.00	$1,115.60	$6.61
Hypothetical**	$1,000.00	$1,019.00	$6.31
A Class
Actual	$1,000.00	$1,115.40	$7.36
Hypothetical**	$1,000.00	$1,018.20	$7.02
C Class
Actual	$1,000.00	$1,110.90	$11.07
Hypothetical**	$1,000.00	$1,014.70	$10.56

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.99%, 1.09%, 1.24%, 1.38%, and 2.08% for the Institutional, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

American Beacon Stephens Small Cap Growth Fund
	Beginning Account Value 7/1/2017	Ending Account Value 12/31/2017	Expenses Paid During Period 7/1/2017-12/31/2017*
Institutional Class
Actual	$1,000.00	$1,101.40	$5.77
Hypothetical**	$1,000.00	$1,019.70	$5.55
Y Class
Actual	$1,000.00	$1,101.40	$6.09
Hypothetical**	$1,000.00	$1,019.40	$5.85
Investor Class
Actual	$1,000.00	$1,100.40	$6.94
Hypothetical**	$1,000.00	$1,018.60	$6.67
A Class
Actual	$1,000.00	$1,099.50	$7.20
Hypothetical**	$1,000.00	$1,018.30	$6.92
C Class
Actual	$1,000.00	$1,095.80	$10.99
Hypothetical**	$1,000.00	$1,014.70	$10.56

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.09%, 1.15%, 1.31%, 1.36%, and 2.08% for the Institutional, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

10

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Shareholders of American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund and Board of Trustees of American Beacon Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund (collectively referred to as the “Funds), (two of the funds constituting American Beacon Funds (the “Trust”)), including the schedules of investments, as of December 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds (two of the funds constituting American Beacon Funds) at December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more American Beacon investment companies since 1987.

Dallas, Texas

February 28, 2018

11

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

December 31, 2017

	Shares	Fair Value

COMMON STOCKS - 99.86%
Consumer Discretionary - 14.37%
Automobiles - 0.58%
Tesla, Inc.A B	1,815	$565,100

Distributors - 1.20%
LKQ Corp.A	28,675	1,166,212

Diversified Consumer Services - 1.14%
Bright Horizons Family Solutions, Inc.A	11,812	1,110,328

Hotels, Restaurants & Leisure - 1.46%
Domino’s Pizza, Inc.	2,953	557,999
MGM Resorts International	21,674	723,695
Papa John’s International, Inc.	2,451	137,525

		1,419,219

Internet & Direct Marketing Retail - 2.77%
Expedia, Inc.	10,077	1,206,922
Netflix, Inc.A	7,726	1,483,083

		2,690,005

Media - 1.51%
IMAX Corp.A	20,039	463,903
Live Nation Entertainment, Inc.A	23,401	996,181

		1,460,084

Specialty Retail - 4.46%
Burlington Stores, Inc.A	12,588	1,548,702
Ross Stores, Inc.	17,545	1,407,986
Ulta Salon Cosmetics & Fragrance, Inc.A	6,107	1,365,892

		4,322,580

Textiles, Apparel & Luxury Goods - 1.25%
Lululemon Athletica, Inc.A	15,378	1,208,557

Total Consumer Discretionary		13,942,085

Consumer Staples - 3.08%
Beverages - 3.08%
Brown-Forman Corp., Class B	17,275	1,186,274
Monster Beverage Corp.A	28,497	1,803,575

		2,989,849

Total Consumer Staples		2,989,849

Energy - 3.88%
Energy Equipment & Services - 1.77%
Core Laboratories N.V.B	7,708	844,411
Oceaneering International, Inc.	20,364	430,495
RPC, Inc.B	17,275	441,031

		1,715,937

Oil, Gas & Consumable Fuels - 2.11%
Cabot Oil & Gas Corp.	33,682	963,305
Pioneer Natural Resources Co.	4,522	781,628
Range Resources Corp.	17,894	305,272

		2,050,205

Total Energy		3,766,142

See accompanying notes

12

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

December 31, 2017

	Shares	Fair Value

COMMON STOCKS - 99.86% (continued)
Financials - 5.96%
Banks - 3.21%
East West Bancorp, Inc.	20,553	$1,250,239
SVB Financial GroupA	7,995	1,868,991

		3,119,230

Capital Markets - 2.75%
Affiliated Managers Group, Inc.	5,434	1,115,328
MarketAxess Holdings, Inc.	7,693	1,552,063

		2,667,391

Total Financials		5,786,621

Health Care - 21.56%
Biotechnology - 1.19%
Alexion Pharmaceuticals, Inc.A	5,168	618,041
Exelixis, Inc.A	17,598	534,979

		1,153,020

Health Care Equipment & Supplies - 8.82%
ABIOMED, Inc.A	5,328	998,521
Align Technology, Inc.A	1,358	301,734
Dentsply Sirona, Inc.	11,457	754,214
DexCom, Inc.A	12,329	707,561
Hologic, Inc.A	22,733	971,836
IDEXX Laboratories, Inc.A	10,766	1,683,587
Intuitive Surgical, Inc.A	3,367	1,228,753
ResMed, Inc.	15,905	1,346,995
Varian Medical Systems, Inc.A	5,149	572,311

		8,565,512

Health Care Providers & Services - 1.81%
Acadia Healthcare Co., Inc.A	21,467	700,468
Henry Schein, Inc.A	15,084	1,054,070

		1,754,538

Health Care Technology - 4.38%
athenahealth, Inc.A	6,999	931,147
Cerner Corp.A	19,907	1,341,533
HMS Holdings Corp.A	53,896	913,537
Medidata Solutions, Inc.A	16,761	1,062,145

		4,248,362

Life Sciences Tools & Services - 4.70%
ICON PLCA	11,020	1,235,893
Illumina, Inc.A	6,867	1,500,371
PRA Health Sciences, Inc.A	10,091	918,987
QIAGEN N.V.A	29,362	908,167

		4,563,418

Pharmaceuticals - 0.66%
Pacira Pharmaceuticals, Inc.A	13,968	637,639

Total Health Care		20,922,489

Industrials - 12.26%
Aerospace & Defense - 0.56%
HEICO Corp., Class A	6,819	539,042

See accompanying notes

13

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

December 31, 2017

	Shares	Fair Value

COMMON STOCKS - 99.86% (continued)
Industrials - 12.26% (continued)
Commercial Services & Supplies - 1.30%
Copart, Inc.A	29,119	$1,257,650

Electrical Equipment - 1.68%
Rockwell Automation, Inc.	4,478	879,255
Sensata Technologies Holding N.V.A	14,715	752,084

		1,631,339

Industrial Conglomerates - 0.91%
Roper Technologies, Inc.	3,425	887,075

Machinery - 0.52%
Middleby Corp.A	3,760	507,412

Professional Services - 3.82%
IHS Markit Ltd.A	17,917	808,953
Verisk Analytics, Inc.A	16,009	1,536,864
WageWorks, Inc.A	21,870	1,355,940

		3,701,757

Road & Rail - 1.19%
JB Hunt Transport Services, Inc.	10,080	1,158,998

Trading Companies & Distributors - 2.28%
Fastenal Co.	20,232	1,106,488
MSC Industrial Direct Co., Inc., Class A	11,447	1,106,467

		2,212,955

Total Industrials		11,896,228

Information Technology - 38.52%
Communications Equipment - 2.08%
Harris Corp.	8,155	1,155,156
Palo Alto Networks, Inc.A	5,962	864,132

		2,019,288

Electronic Equipment, Instruments & Components - 6.02%
Cognex Corp.	23,960	1,465,394
FLIR Systems, Inc.	38,095	1,775,989
IPG Photonics Corp.A	7,571	1,621,178
National Instruments Corp.	23,557	980,678

		5,843,239

Internet Software & Services - 4.31%
CoStar Group, Inc.A	5,513	1,637,085
GrubHub, Inc.A B	10,001	718,072
MercadoLibre, Inc.	5,792	1,822,511

		4,177,668

IT Services - 5.51%
Euronet Worldwide, Inc.A	13,037	1,098,628
Fiserv, Inc.A	5,812	762,128
Global Payments, Inc.	11,163	1,118,979
Square, Inc., Class AA	26,849	930,855
WEX, Inc.A	10,187	1,438,710

		5,349,300

See accompanying notes

14

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

December 31, 2017

	Shares	Fair Value

COMMON STOCKS - 99.86% (continued)
Information Technology - 38.52% (continued)
Semiconductors & Semiconductor Equipment - 5.63%
Lam Research Corp.	4,640	$854,085
Microchip Technology, Inc.	19,412	1,705,926
NVIDIA Corp.	3,919	758,326
NXP Semiconductors N.V.A	5,208	609,805
ON Semiconductor Corp.A	22,502	471,192
Xilinx, Inc.	15,735	1,060,854

		5,460,188

Software - 14.97%
ANSYS, Inc.A	5,659	835,212
Aspen Technology, Inc.A	18,955	1,254,821
Autodesk, Inc.A	11,854	1,242,655
Cadence Design Systems, Inc.A	32,433	1,356,348
Check Point Software Technologies Ltd.A	4,706	487,636
Electronic Arts, Inc.A	12,188	1,280,471
Fortinet, Inc.A	19,850	867,246
PTC, Inc.A	11,262	684,392
Red Hat, Inc.A	10,164	1,220,696
salesforce.com, Inc.A	7,107	726,549
Splunk, Inc.A	9,329	772,814
Tableau Software, Inc., Class AA	10,594	733,105
Take-Two Interactive Software, Inc.A	11,177	1,227,011
Tyler Technologies, Inc.A	3,297	583,734
Ultimate Software Group, Inc.A	5,762	1,257,441

		14,530,131

Total Information Technology		37,379,814

Materials - 0.23%
Chemicals - 0.23%
Albemarle Corp.	1,743	222,912

Total Common Stocks (Cost $62,391,739)		96,906,140

SHORT-TERM INVESTMENTS - 0.31% (Cost $295,830)
Investment Companies - 0.31%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.13%C D	295,830	295,830

SECURITIES LENDING COLLATERAL - 1.91% (Cost $1,853,081)
Investment Companies - 1.91%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.13%C D	1,853,081	1,853,081

TOTAL INVESTMENTS - 102.08% (Cost $64,540,650)		99,055,051
LIABILITIES, NET OF OTHER ASSETS - (2.08%)		(2,014,748)

TOTAL NET ASSETS - 100.00%		$97,040,303

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan at December 31, 2017.

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

PLC - Public Limited Company.

See accompanying notes

15

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

December 31, 2017

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of December 31, 2017, the investments were classified as described below:

Stephens Mid-Cap Growth Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$96,906,140	$-	$-	$96,906,140
Short-Term Investments	295,830	-	-	295,830
Securities Lending Collateral	1,853,081	-	-	1,853,081

Total Investments in Securities - Assets	$99,055,051	$-	$-	$99,055,051

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended December 31, 2017, there were no transfers between levels.

See accompanying notes

16

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

December 31, 2017

	Shares	Fair Value

COMMON STOCKS - 99.44%
Consumer Discretionary - 10.35%
Auto Components - 0.57%
Motorcar Parts of America, Inc.A	130,714	$3,266,543

Diversified Consumer Services - 1.76%
Bright Horizons Family Solutions, Inc.A	71,267	6,699,098
Chegg, Inc.A	210,035	3,427,771

		10,126,869

Hotels, Restaurants & Leisure - 3.01%
Chuy’s Holdings, Inc.A	214,303	6,011,199
Papa John’s International, Inc.	19,840	1,113,223
Potbelly Corp.A	216,800	2,666,640
Wingstop, Inc.	191,648	7,470,439

		17,261,501

Media - 0.68%
IMAX Corp.A	169,850	3,932,027

Multiline Retail - 1.24%
Ollie’s Bargain Outlet Holdings, Inc.A	133,912	7,130,814

Specialty Retail - 2.71%
Aaron’s, Inc.	183,390	7,308,091
Boot Barn Holdings, Inc.A B	286,064	4,751,523
Monro, Inc.	61,143	3,482,094

		15,541,708

Textiles, Apparel & Luxury Goods - 0.38%
Canada Goose Holdings, Inc.A	68,730	2,169,119

Total Consumer Discretionary		59,428,581

Consumer Staples - 3.12%
Beverages - 0.98%
MGP Ingredients, Inc.	73,182	5,626,232

Food Products - 1.65%
Calavo Growers, Inc.B	112,525	9,497,110

Personal Products - 0.49%
elf Beauty, Inc.A B	124,998	2,788,706

Total Consumer Staples		17,912,048

Energy - 2.47%
Energy Equipment & Services - 1.83%
Core Laboratories N.V.B	27,343	2,995,426
Oceaneering International, Inc.	115,004	2,431,184
RigNet, Inc.A	166,887	2,494,961
RPC, Inc.B	101,012	2,578,836

		10,500,407

Oil, Gas & Consumable Fuels - 0.64%
Carrizo Oil & Gas, Inc.A	92,790	1,974,571
PDC Energy, Inc.A	33,158	1,708,964

		3,683,535

Total Energy		14,183,942

See accompanying notes

17

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

December 31, 2017

	Shares	Fair Value

COMMON STOCKS - 99.44% (continued)
Financials - 6.86%
Banks - 3.30%
Allegiance Bancshares, Inc.A	48,078	$1,810,137
Ameris Bancorp	89,331	4,305,754
East West Bancorp, Inc.	52,212	3,176,056
Hilltop Holdings, Inc.	176,093	4,460,435
SVB Financial GroupA	13,497	3,155,194
Veritex Holdings, Inc.A	72,578	2,002,427

		18,910,003

Capital Markets - 1.31%
MarketAxess Holdings, Inc.	37,286	7,522,451

Consumer Finance - 2.25%
EZCORP, Inc., Class AA	345,009	4,209,110
FirstCash, Inc.	70,110	4,728,919
Green Dot Corp., Class AA	66,085	3,982,282

		12,920,311

Total Financials		39,352,765

Health Care - 20.57%
Biotechnology - 3.11%
Ligand Pharmaceuticals, Inc.A	65,340	8,947,006
MiMedx Group, Inc.A B	298,759	3,767,351
Repligen Corp.A	141,797	5,144,395

		17,858,752

Health Care Equipment & Supplies - 4.72%
ABIOMED, Inc.A	43,423	8,137,904
Neogen Corp.A	101,399	8,336,012
NuVasive, Inc.A	112,546	6,582,815
Penumbra, Inc.A	42,816	4,028,986

		27,085,717

Health Care Providers & Services - 2.26%
AAC Holdings, Inc.A B	171,651	1,544,859
Acadia Healthcare Co., Inc.A	154,763	5,049,917
HealthEquity, Inc.A	137,362	6,409,311

		13,004,087

Health Care Technology - 5.09%
athenahealth, Inc.A	36,424	4,845,849
HealthStream, Inc.A	161,823	3,747,821
HMS Holdings Corp.A	409,132	6,934,787
Medidata Solutions, Inc.A	112,391	7,122,218
Omnicell, Inc.A	135,432	6,568,452

		29,219,127

Life Sciences Tools & Services - 3.76%
Bio-Techne Corp.	32,511	4,211,800
ICON PLCA	101,474	11,380,309
PRA Health Sciences, Inc.A	65,571	5,971,551

		21,563,660

Pharmaceuticals - 1.63%
Pacira Pharmaceuticals, Inc.A	153,913	7,026,129
Supernus Pharmaceuticals, Inc.A	58,031	2,312,535

		9,338,664

Total Health Care		118,070,007

See accompanying notes

18

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

December 31, 2017

	Shares	Fair Value

COMMON STOCKS - 99.44% (continued)
Industrials - 16.98%
Aerospace & Defense - 3.50%
Aerovironment, Inc.A	76,038	$4,270,294
Axon Enterprise, Inc.A B	172,329	4,566,719
HEICO Corp., Class A	93,051	7,355,682
KeyW Holding Corp.A B	414,389	2,432,463
Kratos Defense & Security Solutions, Inc.A	138,443	1,466,111

		20,091,269

Air Freight & Logistics - 1.78%
Echo Global Logistics, Inc.A	199,023	5,572,644
Hub Group, Inc., Class AA	97,186	4,655,209

		10,227,853

Building Products - 1.43%
Trex Co., Inc.A	75,726	8,207,941

Machinery - 5.40%
Kornit Digital Ltd.A B	257,239	4,154,410
Lindsay Corp.	37,122	3,274,160
Mueller Water Products, Inc., Class A	471,642	5,909,674
Proto Labs, Inc.A	101,105	10,413,815
RBC Bearings, Inc.A	57,109	7,218,578

		30,970,637

Professional Services - 1.53%
WageWorks, Inc.A	141,864	8,795,568

Trading Companies & Distributors - 3.34%
Beacon Roofing Supply, Inc.A	100,099	6,382,312
MSC Industrial Direct Co., Inc., Class A	61,669	5,960,926
SiteOne Landscape Supply, Inc.A	89,220	6,843,174

		19,186,412

Total Industrials		97,479,680

Information Technology - 37.56%
Electronic Equipment, Instruments & Components - 3.19%
Cognex Corp.	115,885	7,087,527
FLIR Systems, Inc.	150,810	7,030,762
National Instruments Corp.	100,735	4,193,598

		18,311,887

Internet Software & Services - 10.39%
2U, Inc.A	72,308	4,664,589
Alarm.com Holdings, Inc.A	39,720	1,499,430
ANGI Homeservices, Inc., Class AA B	384,096	4,017,644
CoStar Group, Inc.A	32,511	9,654,142
Envestnet, Inc.A	157,746	7,863,638
Five9, Inc.A	223,894	5,570,483
GrubHub, Inc.A B	50,265	3,609,027
Mimecast Ltd.A	148,524	4,258,183
Q2 Holdings, Inc.A	148,925	5,487,886
Shopify, Inc., Class AA	38,022	3,840,222
SPS Commerce, Inc.A	50,240	2,441,162
Stamps.com, Inc.A	35,687	6,709,156

		59,615,562

See accompanying notes

19

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

December 31, 2017

	Shares	Fair Value

COMMON STOCKS - 99.44% (continued)
Information Technology - 37.56% (continued)
IT Services - 3.19%
Euronet Worldwide, Inc.A	87,120	$7,341,603
MAXIMUS, Inc.	52,935	3,789,087
WEX, Inc.A	50,652	7,153,582

		18,284,272

Semiconductors & Semiconductor Equipment - 7.46%
Cavium, Inc.A	79,800	6,689,634
CyberOptics Corp.A B	69,787	1,046,805
Inphi Corp.A B	68,530	2,508,198
Integrated Device Technology, Inc.A	164,002	4,875,779
MACOM Technology Solutions Holdings, Inc.A B	99,815	3,247,980
Microsemi Corp.A	153,128	7,909,061
Power Integrations, Inc.	90,024	6,621,265
Rudolph Technologies, Inc.A	152,922	3,654,836
Semtech Corp.A	184,068	6,295,126

		42,848,684

Software - 13.33%
8x8, Inc.A	421,541	5,943,728
Aspen Technology, Inc.A	111,143	7,357,666
CyberArk Software Ltd.A B	79,396	3,286,200
Globant S.A.A B	75,471	3,506,383
Guidewire Software, Inc.A	106,307	7,894,358
Manhattan Associates, Inc.A	126,435	6,263,590
Proofpoint, Inc.A	94,717	8,411,817
PROS Holdings, Inc.A	190,289	5,033,144
Qualys, Inc.A	107,045	6,353,121
Take-Two Interactive Software, Inc.A	80,282	8,813,358
Tyler Technologies, Inc.A	35,723	6,324,757
Ultimate Software Group, Inc.A	33,592	7,330,782

		76,518,904

Total Information Technology		215,579,309

Materials - 0.91%
Chemicals - 0.91%
Balchem Corp.	64,682	5,213,369

Telecommunication Services - 0.62%
Wireless Telecommunication Services - 0.62%
Boingo Wireless, Inc.A	157,390	3,541,275

Total Common Stocks (Cost $393,585,204)		570,760,976

SHORT-TERM INVESTMENTS - 0.22% (Cost $1,257,376)
Investment Companies - 0.22%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.13%C D	1,257,376	1,257,376

SECURITIES LENDING COLLATERAL - 8.38% (Cost $48,083,424)
Investment Companies - 8.38%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.13%C D	48,083,424	48,083,424

TOTAL INVESTMENTS - 108.04% (Cost $442,926,004)		620,101,776
LIABILITIES, NET OF OTHER ASSETS - (8.04%)		(46,138,538)

TOTAL NET ASSETS - 100.00%		$573,963,238

See accompanying notes

20

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

December 31, 2017

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan at December 31, 2017.

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

PLC - Public Limited Company.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of December 31, 2017, the investments were classified as described below:

Stephens Small Cap Growth Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$570,760,976	$-	$-	$570,760,976
Short-Term Investments	1,257,376	-	-	1,257,376
Securities Lending Collateral	48,083,424	-	-	48,083,424

Total Investments in Securities - Assets	$620,101,776	$-	$-	$620,101,776

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended December 31, 2017, there were no transfers between levels.

See accompanying notes

21

American Beacon FundsSM

Statements of Assets and Liabilities

December 31, 2017

	Stephens Mid-Cap Growth Fund	Stephens Small Cap Growth Fund
Assets:
Investments in unaffiliated securities, at fair value† §	$96,906,140	$570,760,976
Investments in affiliated securities, at fair value‡	2,148,911	49,340,800
Cash	10,432	–
Dividends and interest receivable	9,475	43,223
Receivable for investments sold	360,309	4,165,320
Receivable for fund shares sold	157,571	922,333
Receivable for expense reimbursement (Note 2)	5,925	–
Prepaid expenses	26,553	45,869

Total assets	99,625,316	625,278,521

Liabilities:
Payable for investments purchased	275,945	2,052,924
Payable for fund shares redeemed	336,134	565,752
Payable upon return of securities loaned (Note 9)§	1,853,081	48,083,424
Management and sub-advisory fees payable (Note 2)	66,278	474,406
Service fees payable (Note 2)	1,582	12,319
Transfer agent fees payable (Note 2)	5,711	26,398
Custody and fund accounting fees payable	10,133	38,688
Professional fees payable	33,265	36,292
Trustee fees payable (Note 2)	4	27
Payable for prospectus and shareholder reports	2,866	24,952
Other liabilities	14	101

Total liabilities	2,585,013	51,315,283

Net assets	$97,040,303	$573,963,238

Analysis of net assets:
Paid-in-capital	$61,422,466	$388,124,432
Accumulated net realized gain	1,103,436	8,663,034
Unrealized appreciation of investments in unaffiliated securitiesA	34,514,401	177,175,772

Net assets	$97,040,303	$573,963,238

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	2,713,799	22,806,633

Y Class	252,448	4,340,368

Investor Class	770,067	2,917,975

A Class	726,308	315,629

C Class	102,837	58,370

Net assets:
Institutional Class	$60,933,913	$433,520,624

Y Class	$5,639,207	$82,072,563

Investor Class	$14,749,984	$51,839,469

A Class	$13,854,727	$5,553,261

C Class	$1,862,472	$977,321

Net asset value, offering and redemption price per share:
Institutional Class	$22.45	$19.01

Y Class	$22.34	$18.91

Investor Class	$19.15	$17.77

A Class	$19.08	$17.59

A Class (offering price)	$20.24	$18.66

C Class	$18.11	$16.74

† Cost of investments in unaffiliated securities	$62,391,739	$393,585,204
‡ Cost of investments in affiliated securities	$2,148,911	$49,340,800
§ Fair value of securities on loan	$1,812,167	$46,663,553
A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

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American Beacon FundsSM

Statements of Operations

For the year ended December 31, 2017

	Stephens Mid-Cap Growth Fund	Stephens Small Cap Growth Fund
Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$631,370	$1,422,722
Dividend income from affiliated securities	13,202	44,765
Income derived from securities lending (Note 8)	12,830	253,805

Total investment income	657,402	1,721,292

Expenses:
Management and sub-advisory fees (Note 2)	785,420	5,844,957
Transfer agent fees:
Institutional Class (Note 2)	42,188	206,017
Y Class (Note 2)	3,328	64,012
Investor Class	2,221	4,065
A Class	902	436
C Class	145	101
Custody and fund accounting fees	14,473	54,564
Professional fees	39,551	56,860
Registration fees and expenses	58,218	112,304
Service fees (Note 2):
Y Class	761	20,186
Investor Class	40,944	126,161
A Class	20,047	7,263
C Class	1,756	1,053
Distribution fees (Note 2):
A Class	37,354	16,892
C Class	17,417	11,099
Prospectus and shareholder report expenses	12,610	89,141
Trustee fees (Note 2)	5,228	38,286
Other expenses	6,465	33,198

Total expenses	1,089,028	6,686,595

Net fees waived and expenses (reimbursed) / recouped (Note 2)	(47,661)	9,196

Net expenses	1,041,367	6,695,791

Net investment (loss)	(383,965)	(4,974,499)

Realized and unrealized gain (loss) from investments:
Net realized gain from:
Investments in unaffiliated securitiesA	7,127,682	35,805,473
Change in net unrealized appreciation of:
Investments in unaffiliated securitiesB	15,861,967	75,670,510

Net gain from investments	22,989,649	111,475,983

Net increase in net assets resulting from operations	$22,605,684	$106,501,484

† Foreign taxes	$2,520	$9,178
A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

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American Beacon FundsSM

Statements of Changes in Net Assets

	Stephens Mid-Cap Growth Fund		Stephens Small Cap Growth Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (decrease) in net assets:
Operations:
Net investment (loss)	$(383,965)	$(569,314)	$(4,974,499)	$(4,351,324)
Net realized gain (loss) from investments in unaffiliated securities	7,127,682	(1,032,123)	35,805,473	(4,569,025)
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities	15,861,967	5,243,617	75,670,510	67,768,829

Net increase in net assets resulting from operations	22,605,684	3,642,180	106,501,484	58,848,480

Distributions to shareholders:
Net realized gain from investments:
Institutional Class	(2,690,238)	(2,746,156)	(14,512,324)	(3,634,109)
Y Class	(245,604)	(101,600)	(2,773,676)	(676,175)
Investor Class	(774,146)	(825,119)	(1,840,808)	(440,539)
A Class	(751,075)	(878,585)	(199,473)	(61,811)
C Class	(100,863)	(90,663)	(36,826)	(11,705)

Net distributions to shareholders	(4,561,926)	(4,642,123)	(19,363,107)	(4,824,339)

Capital share transactions (Note 10):
Proceeds from sales of shares	20,138,157	23,413,554	95,024,755	351,061,950
Reinvestment of dividends and distributions	4,482,386	4,535,561	19,039,862	4,720,165
Cost of shares redeemed	(26,940,208)	(55,624,853)	(217,450,885)	(329,962,031)

Net increase (decrease) in net assets from capital share transactions	(2,319,665)	(27,675,738)	(103,386,268)	25,820,084

Net increase (decrease) in net assets	15,724,093	(28,675,681)	(16,247,891)	79,844,225

Net assets:
Beginning of period	81,316,210	109,991,891	590,211,129	510,366,904

End of period	$97,040,303	$81,316,210	$573,963,238	$590,211,129

See accompanying notes

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940 (the “Act”), as amended, as diversified, open-end management investment companies. As of December 31, 2017, the Trust consists of thirty-three active series, two of which are presented in this filing: American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund (collectively, the “Funds” and each individually a “Fund”). The remaining thirty-one active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Resolute Investment Managers, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors - sold directly or through intermediary channels.	$250,000
Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000
Investor	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500
A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500
C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Recently Adopted Accounting Pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017, and has been adopted accordingly.

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the Net Asset Value (“NAV”). The value of the security may vary with market fluctuations.

Distributions to Shareholders

Distributions, if any, of net investment income are generally paid at least annually and recorded on the ex-dividend date. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to any Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of each Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Funds, and the Manager have entered into an Investment Advisory Agreement with Stephens Investment Management Group LLC (the “Sub-Advisor”) pursuant to which each Fund have agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily net assets according to the following schedule:

Stephens Mid-Cap Growth Fund

First $100 million	0.50%
Over $100 million	0.45%

Stephens Small Cap Growth Fund

First $200 million	0.65%
Over $200 million	0.60%

The Management and Sub-Advisory Fees paid by the Funds for the year ended December 31, 2017 were as follows:

Stephens Mid-Cap Growth Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$324,247
Sub-Advisor Fees	0.50%	461,173

Total	0.85%	$785,420

Stephens Small Cap Growth Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$2,134,376
Sub-Advisor Fees	0.63%	3,710,581

Total	0.98%	$5,844,957

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Funds, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 10% of such loan fees. These fees are included in “Income derived from securities lending” and “Management and investment advisory fees” on the Statements of Operations. During the year ended December 31, 2017, the Manager received securities lending fees of $1,436 and $33,940 for the securities lending activities of the Stephens Mid-Cap Growth Fund and Stephens Small Cap Growth Fund, respectively.

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

Distribution Plans

The Funds, except for the A and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.10% of the average daily net assets of the Y Class, up to 0.25% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds. Effective April 1, 2017, the Funds terminated the Service Plan for the Y Class. During the year ended December 31, 2017 the Manager voluntarily reimbursed service fees to the A and C Classes of the Stephens Mid-Cap Growth Fund in the amount of $2,366 and $857, respectively. The Manager also voluntarily reimbursed service fees to the A and C Classes of the Stephens Small Cap Growth Fund in the amount of $2,873 and $612, respectively as reflected in “Service fees” on the Statement of Operations.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional Class of the Funds and has agreed to compensate the intermediaries for providing these services. Effective April 1, 2017, the Funds agreed to compensate the intermediaries for providing services to the Y Class. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to the Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Institutional and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional and Y Classes on an annual basis. During the year ended December 31, 2017, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Stephens Mid-Cap Growth	$42,649
Stephens Small Cap Growth	248,810

As of December 31, 2017, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Stephens Mid-Cap Growth	$4,506
Stephens Small Cap Growth	21,300

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Funds in connection with securities lending may also be invested in the USG Select Fund. The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended December 31, 2017, the Manager earned fees on the Funds’ direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral in USG Select Fund	Total
Stephens Mid-Cap Growth	$1,757	$1,955	$3,712
Stephens Small Cap Growth	6,777	34,297	41,074

Interfund Credit Facility

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating Funds for temporary purposes. The interfund credit facility is advantageous to the Funds because it provides added liquidity, and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a Fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to three days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended December 31, 2017, the Stephens Mid-Cap Growth Fund borrowed on average $1,310,394 for 2 days at an average interest rate of 1.74% with interest charges of $125 and the Stephens Small Cap Growth Fund borrowed on average $2,454,156 for 12 days at an average interest rate of 1.80% with interest charges of $1,445. These amounts are recorded as “Other expenses” in the Statements of Operations.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds to the extent that total operating expenses exceed the Funds’ expense cap. During the year ended December 31, 2017, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap			Expiration of Reimbursed Expenses
Fund	Class	1/1/2017 - 12/31/2017	Reimbursed Expenses	(Recouped) Expenses
Stephens Mid-Cap Growth	Institutional	0.99%	$46,780	$-	2020
Stephens Mid-Cap Growth	Y	1.09%	705	-	2020
Stephens Mid-Cap Growth	A	1.39%	153	-	2020
Stephens Mid-Cap Growth	C	2.14%	23	-	2020
Stephens Small Cap Growth	Investor	1.35%	-	(9,196)	2020

Of these amounts, $5,925 was disclosed as a receivable from the Manager on the Statements of Assets and Liabilities at December 31, 2017 for the Stephens Mid-Cap Growth Fund.

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2020. The Funds did not record a liability for potential reimbursements due to the current assessment that reimbursements are unlikely. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recovered Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Stephens Mid-Cap Growth	$-	$174	$-	2018
Stephens Mid-Cap Growth	-	54,783	-	2019
Stephens Small Cap Growth	(9,196)	53	-	2018

Sales Commissions

The Funds’ distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. During the year ended December 31, 2017, Foreside collected $2,913 and $1,554 in sales commissions for Stephens Mid-Cap Growth Fund and Stephens Small Cap Growth Fund, respectively, from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended December 31, 2017, there were no CDSC fees collected for Class A Shares of the Funds.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended December 31, 2017, CDSC fees of $165 and $24 were collected for Class C Shares of the Stephens Mid-Cap Growth Fund and the Stephens Small Cap Growth Fund, respectively.

Trustee Fees and Expenses

As compensation for their service to the Trust, the American Beacon Select Funds and the American Beacon Institutional Funds Trust, each Trustee receives an annual retainer of $120,000, plus $10,000 for each Board meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $50,000 as well as a single $10,000 fee each quarter for his attendance at the committee meetings. The Chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trusts according to its respective net assets.

3.  Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally at 4:00 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including exchange-traded funds

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Notes to Financial Statements

December 31, 2017

(“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

Other investments, including restricted securities and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value, as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities, ETFs and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4.  Securities and Other Investments

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or over-the-counter (“OTC”). OTC stock may be less liquid than exchange-traded stock.

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Notes to Financial Statements

December 31, 2017

Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

5.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Equity Investment Risk

Equity securities are subject to market risk. The Funds’ investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Foreign Investing Risk

The Funds may invest in securities issued by foreign companies through ADRs and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. The Funds may also invest in local currency investments. American Depository Reciepts (“ADRs”) are subject to many of the risks inherent in currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock. Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

32

American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

Investment Risk

An investment in the Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Funds, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Funds.

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in fixed-income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase, whether brought about by U.S. policy makers or by dislocations in world markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including ETFs and money market funds. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses charged by the underlying funds in addition to the Funds’ direct fees and expenses and will be subject to the risks associated with investments in those funds.

Sector Risk

Sector risk is the risk associated with the Funds holding a significant amount of investments in similar businesses, which could be affected by the same economic or market conditions.

Securities Lending Risk

To the extent the Funds lend its securities, it may be subject to the following risks; i) borrowers of the Funds’ securities typically provide collateral in the form of cash that is reinvested in securities, ii) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers, iii) delays may occur in the recovery of securities from borrowers, which could interfere with the Funds’ ability to vote proxies or to settle transactions, and iv) there is the risk of possible loss of rights in the collateral should the borrower fail financially.

33

American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, December 31, 2017.

Stephens Mid-Cap Growth Fund

Offsetting of Financial and Derivative Assets as of December 31, 2017:
	Remaining Contractual Maturity of the Agreements As of December 31, 2017
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$1,853,081	$-	$-	$-	$1,853,081

Total Borrowings	$1,853,081	$-	$-	$-	$1,853,081

Gross amount of recognized liabilities for securities lending transactions					$1,853,081

Stephens Small Cap Growth Fund

Offsetting of Financial and Derivative Assets as of December 31, 2017:
	Remaining Contractual Maturity of the Agreements As of December 31, 2017
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$48,083,424	$-	$-	$-	$48,083,424

Total Borrowings	$48,083,424	$-	$-	$-	$48,083,424

Gross amount of recognized liabilities for securities lending transactions					$48,083,424

6.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2017 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

34

American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

The tax character of distributions paid were as follows:

	Stephens Mid-Cap Growth Fund		Stephens Small Cap Growth Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Distributions paid from:
Long-term capital gains
Institutional Class	$2,690,238	$2,746,156	$14,512,324	$3,634,109
Y Class	245,604	101,600	2,773,676	676,175
Investors Class	774,146	825,119	1,840,808	440,539
A Class	751,075	878,585	199,473	61,811
C Class	100,863	90,663	36,826	11,705

Total distributions paid	$4,561,926	$4,642,123	$19,363,107	$4,824,339

As of December 31, 2017 the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Stephens Mid-Cap Growth	$65,691,390	$35,799,619	$(2,435,958)	$33,363,661
Stephens Small Cap Growth	447,252,280	185,994,237	(13,144,741)	172,849,496

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Stephens Mid-Cap Growth	$33,363,661	$-	$2,254,174	$-	$2	$35,617,837
Stephens Small Cap Growth	172,849,496	-	12,989,310	-	-	185,838,806

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from non-utilization of net operating losses as of December 31, 2017:

Fund	Paid-In-Capital	Undistributed (Overdistribution of) Net Investment Income	Accumulated Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)
Stephens Mid-Cap Growth	$(383,965)	$383,965	$-	$-
Stephens Small Cap Growth	(5,293,249)	4,974,499	318,750	-

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

During the year December 31, 2017, Stephens Small Cap Growth Fund utilized $2,328,516 long term capital loss carryforward.

35

American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2017 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
Stephens Mid-Cap Growth	$21,399,201	$27,030,144
Stephens Small Cap Growth	129,520,403	247,335,583

A summary of the Funds’ transactions in the USG Select Fund for the year ended December 31, 2017 are as follows:

Fund	Type of Transaction	December 31, 2016 Share/Fair Value	Purchases	Sales	December 31, 2017 Share/Fair Value	Dividend Income
Stephens Mid-Cap Growth Fund	Direct	$1,747,402	$22,669,631	$24,121,203	$295,830	$13,202
Stephens Mid-Cap Growth Fund	Securities Lending	1,346,615	38,630,678	38,124,212	1,853,081	N/A
Stephens Small Cap Growth Fund	Direct	28,216,747	118,455,298	145,414,669	1,257,376	44,765
Stephens Small Cap Growth Fund	Securities Lending	17,065,741	293,041,226	262,023,543	48,083,424	N/A

8.  Securities Lending

The Funds may lend their securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Funds’ Schedule of Investments and the collateral is shown on the Statement of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Funds, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Funds continue to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Funds would be subject to on the dividend.

36

American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

Securities lending transactions pose certain risks to the Funds, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of December 31, 2017, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Stephens Mid-Cap Growth	$1,812,167	$1,853,081	$-	$1,853,081
Stephens Small Cap Growth	46,663,553	48,083,424	-	48,083,424

Cash collateral is listed on the Funds’ Schedules of Investments and is shown on the Statements of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statements of Operations.

Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds’ Schedules of Investments or Statements of Assets and Liabilities.

9.  Borrowing Arrangements

Effective November 16, 2017, the Funds, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $50 million with interest at a rate equal to the higher of (a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds will pay a commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 15, 2018 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

Effective November 16, 2017, the Funds, along with certain other Participating Funds managed by the Manager, entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate. The Uncommitted Line expires November 15, 2018, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets. During the year ended December 31, 2017, the Funds did not utilize this facility.

37

American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

10.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	Institutional Class
	Year Ended December 31,
	2017		2016
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	668,863	$13,919,732	1,177,720	$20,399,984
Reinvestment of dividends	117,773	2,652,250	146,529	2,693,187
Shares redeemed	(830,684)	(17,481,948)	(2,800,521)	(48,457,431)

Net (decrease) in shares outstanding	(44,048)	$(909,966)	(1,476,272)	$(25,364,260)

	Y Class
	Year Ended December 31,
	2017		2016
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	170,499	$3,611,313	44,603	$820,474
Reinvestment of dividends	10,385	232,728	5,101	93,381
Shares redeemed	(66,224)	(1,391,934)	(49,219)	(887,718)

Net increase in shares outstanding	114,660	$2,452,107	485	$26,137

	Investor Class
	Year Ended December 31,
	2017		2016
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	67,121	$1,177,130	10,957	$170,834
Reinvestment of dividends	39,069	750,512	50,612	802,201
Shares redeemed	(165,370)	(3,048,034)	(169,686)	(2,603,913)

Net (decrease) in shares outstanding	(59,180)	$(1,120,392)	(108,117)	$(1,630,878)

	A Class
	Year Ended December 31,
	2017		2016
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	56,836	$995,135	122,839	$1,906,539
Reinvestment of dividends	39,072	747,844	54,477	860,740
Shares redeemed	(252,690)	(4,653,221)	(176,308)	(2,782,925)

Net increase (decrease) in shares outstanding	(156,782)	$(2,910,242)	1,008	$(15,646)

	C Class
	Year Ended December 31,
	2017		2016
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	25,836	$434,847	7,487	$115,723
Reinvestment of dividends	5,452	99,052	5,675	86,052
Shares redeemed	(20,605)	(365,071)	(60,007)	(892,866)

Net increase (decrease) in shares outstanding	10,683	$168,828	(46,845)	$(691,091)

	Institutional Class
	Year Ended December 31,
	2017		2016
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	4,504,922	$79,205,971	14,462,163	$223,106,635
Reinvestment of dividends	748,200	14,290,622	215,695	3,556,821
Shares redeemed	(9,812,486)	(177,676,084)	(7,271,033)	(109,035,001)

Net increase (decrease) in shares outstanding	(4,559,364)	$(84,179,491)	7,406,825	$117,628,455

38

American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

	Y Class
	Year Ended December 31,
	2017		2016
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	613,505	$10,869,740	7,449,981	$116,530,831
Reinvestment of dividends	141,907	2,696,242	39,938	655,773
Shares redeemed	(1,364,123)	(24,219,003)	(12,060,037)	(196,540,679)

Net (decrease) in shares outstanding	(608,711)	$(10,653,021)	(4,570,118)	$(79,354,075)

	Investor Class
	Year Ended December 31,
	2017		2016
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	225,973	$3,803,038	791,664	$10,678,980
Reinvestment of dividends	101,889	1,818,722	28,155	435,840
Shares redeemed	(681,438)	(11,357,320)	(1,486,689)	(20,770,152)

Net (decrease) in shares outstanding	(353,576)	$(5,735,560)	(666,870)	$(9,655,332)

	A Class
	Year Ended December 31,
	2017		2016
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	68,302	$1,115,642	46,390	$691,272
Reinvestment of dividends	11,268	199,210	3,955	60,700
Shares redeemed	(222,857)	(3,683,945)	(172,992)	(2,427,677)

Net (decrease) in shares outstanding	(143,287)	$(2,369,093)	(122,647)	$(1,675,705)

	C Class
	Year Ended December 31,
	2017		2016
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	1,859	$30,364	4,104	$54,232
Reinvestment of dividends	2,084	35,066	747	11,031
Shares redeemed	(32,639)	(514,533)	(89,847)	(1,188,522)

Net (decrease) in shares outstanding	(28,696)	$(449,103)	(84,996)	$(1,123,259)

11.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

39

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended December 31,
	2017	2016	2015	2014	2013

Net asset value, beginning of period	$18.29	$18.11	$19.24	$19.76	$15.38

Income (loss) from investment operations:
Net investment (loss)	(0.07)	(0.26)	(0.13)	(0.04)	(0.05)
Net gains (losses) on investments (both realized and unrealized)	5.26	1.49	(0.11)	0.72	5.12

Total income (loss) from investment operations	5.19	1.23	(0.24)	0.68	5.07

Less distributions:
Dividends from net investment income	-	-	-	-	(0.01)
Distributions from net realized gains	(1.03)	(1.05)	(0.89)	(1.20)	(0.66)
Tax return of capitalA	-	-	-	-	(0.02)

Total distributions	(1.03)	(1.05)	(0.89)	(1.20)	(0.69)

Net asset value, end of period	$22.45	$18.29	$18.11	$19.24	$19.76

Total returnB	28.38%	6.76%	(1.23)%	3.41%	33.14%

Ratios and supplemental data:
Net assets, end of period	$60,933,913	$50,451,447	$76,666,136	$87,620,400	$63,235,775
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.07%	1.09%	1.01%	1.05%	1.12%
Expenses, net of reimbursements or recoupmentsC	0.99%	1.00%	0.99%	1.00%	0.99%
Net investment (loss), before expense reimbursements or recoupments	(0.36)%	(0.60)%	(0.54)%	(0.53)%	(0.70)%
Net investment (loss), net of reimbursements or recoupments	(0.28)%	(0.51)%	(0.53)%	(0.48)%	(0.58)%
Portfolio turnover rate	24%	22%	19%	37%	25%

A	The distributions from return of capital is calculated based on outstanding shares at the time of distribution.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

40

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended December 31,
	2017	2016	2015	2014	2013

Net asset value, beginning of period	$18.22	$18.06	$19.22	$19.76	$15.38

Income (loss) from investment operations:
Net investment income (loss)	0.12	(0.10)	(0.15)	(0.06)	(0.08)
Net gains (losses) on investments (both realized and unrealized)	5.03	1.31	(0.12)	0.72	5.15

Total income (loss) from investment operations	5.15	1.21	(0.27)	0.66	5.07

Less distributions:
Dividends from net investment income	-	-	-	-	(0.01)
Distributions from net realized gains	(1.03)	(1.05)	(0.89)	(1.20)	(0.68)
Tax return of capitalA	-	-	-	-	(0.00	)B

Total distributions	(1.03)	(1.05)	(0.89)	(1.20)	(0.69)

Net asset value, end of period	$22.34	$18.22	$18.06	$19.22	$19.76

Total returnC	28.27%	6.67%	(1.39)%	3.31%	33.14%

Ratios and supplemental data:
Net assets, end of period	$5,639,207	$2,510,649	$2,479,918	$3,109,192	$1,672,420
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.11%	1.12%	1.06%	1.10%	1.14%
Expenses, net of reimbursements or recoupmentsD	1.09%	1.12%	1.09%	1.10%	1.09%
Net investment (loss), before expense reimbursements or recoupments	(0.42)%	(0.63)%	(0.60)%	(0.57)%	(0.73)%
Net investment (loss), net of reimbursements or recoupments	(0.40)%	(0.63)%	(0.63)%	(0.58)%	(0.68)%
Portfolio turnover rate	24%	22%	19%	37%	25%

A	The distributions from return of capital is calculated based on outstanding shares at the time of distribution.
B	Amount represents less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

41

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended December 31,
	2017	2016	2015	2014	2013

Net asset value, beginning of period	$15.77	$15.80	$16.97	$17.64	$13.83

Income (loss) from investment operations:
Net investment (loss)	(0.21)	(0.27)	(0.32)	(0.36)	(0.08)
Net gains on investments (both realized and unrealized)	4.62	1.29	0.04	0.89	4.58

Total income (loss) from investment operations	4.41	1.02	(0.28)	0.53	4.50

Less distributions:
Dividends from net investment income	-	-	-	-	(0.01)
Distributions from net realized gains	(1.03)	(1.05)	(0.89)	(1.20)	(0.68)
Tax return of capitalA	-	-	-	-	(0.00	)B

Total distributions	(1.03)	(1.05)	(0.89)	(1.20)	(0.69)

Net asset value, end of period	$19.15	$15.77	$15.80	$16.97	$17.64

Total returnC	27.97%	6.42%	(1.63)%	2.97%	32.71%

Ratios and supplemental data:
Net assets, end of period	$14,749,984	$13,078,292	$14,814,940	$19,551,562	$31,912,432
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.29%	1.38%	1.32%	1.27%	1.38%
Expenses, net of reimbursements or recoupmentsD	1.29%	1.38%	1.35%	1.38%	1.37%
Net investment (loss), before expense reimbursements or recoupments	(0.58)%	(0.89)%	(0.85)%	(0.77)%	(0.98)%
Net investment (loss), net of reimbursements or recoupments	(0.58)%	(0.89)%	(0.89)%	(0.88)%	(0.97)%
Portfolio turnover rate	24%	22%	19%	37%	25%

A	The distributions from return of capital is calculated based on outstanding shares at the time of distribution.
B	Amount represents less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

42

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended December 31,
	2017	2016	2015	2014	2013

Net asset value, beginning of period	$15.72	$15.77	$16.94	$17.61	$13.83

Income (loss) from investment operations:
Net investment (loss)	(0.28)	(0.14)	(0.20)	(0.19)	(0.10)
Net gains (losses) on investments (both realized and unrealized)	4.67	1.14	(0.08)	0.72	4.57

Total income (loss) from investment operations	4.39	1.00	(0.28)	0.53	4.47

Less distributions:
Dividends from net investment income	-	-	-	-	(0.01)
Distributions from net realized gains	(1.03)	(1.05)	(0.89)	(1.20)	(0.68)
Tax return of capitalA	-	-	-	-	(0.00	)B

Total distributions	(1.03)	(1.05)	(0.89)	(1.20)	(0.69)

Net asset value, end of period	$19.08	$15.72	$15.77	$16.94	$17.61

Total returnC	27.93%	6.30%	(1.63)%	2.97%	32.49%

Ratios and supplemental data:
Net assets, end of period	$13,854,727	$13,886,296	$13,907,563	$16,505,844	$18,395,962
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.39%	1.42%	1.36%	1.45%	1.57%
Expenses, net of reimbursements or recoupmentsD	1.39%	1.41%	1.39%	1.45%	1.49%
Net investment (loss), before expense reimbursements or recoupments	(0.67)%	(0.92)%	(0.90)%	(0.94)%	(1.16)%
Net investment (loss), net of reimbursements or recoupments	(0.67)%	(0.92)%	(0.93)%	(0.94)%	(1.09)%
Portfolio turnover rate	24%	22%	19%	37%	25%

A	The distributions from return of capital is calculated based on outstanding shares at the time of distribution.
B	Amount represents less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

43

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended December 31,
	2017	2016	2015	2014	2013

Net asset value, beginning of period	$15.08	$15.28	$16.57	$17.38	$13.75

Income (loss) from investment operations:
Net investment (loss)	(0.11)	(0.60)	(0.17)	(0.27)	(0.16)
Net gains (losses) on investments (both realized and unrealized)	4.17	1.45	(0.23)	0.66	4.47

Total income (loss) from investment operations	4.06	0.85	(0.40)	0.39	4.31

Less distributions:
Dividends from net investment income	-	-	-	-	(0.00	)A
Distributions from net realized gains	(1.03)	(1.05)	(0.89)	(1.20)	(0.68)
Tax return of capitalB	-	-	-	-	(0.00	)A

Total distributions	(1.03)	(1.05)	(0.89)	(1.20)	(0.68)

Net asset value, end of period	$18.11	$15.08	$15.28	$16.57	$17.38

Total returnC	26.93%	5.52%	(2.39)%	2.21%	31.35%

Ratios and supplemental data:
Net assets, end of period	$1,862,472	$1,389,526	$2,123,334	$1,901,906	$1,625,535
Ratios to average net assets:
Expenses, before reimbursements or recoupments	2.11%	2.19%	2.11%	2.22%	2.28%
Expenses, net of reimbursements or recoupmentsD	2.11%	2.18%	2.14%	2.20%	2.24%
Net investment (loss), before expense reimbursements or recoupments	(1.40)%	(1.70)%	(1.65)%	(1.69)%	(1.87)%
Net investment (loss), net of reimbursements or recoupments	(1.39)%	(1.69)%	(1.68)%	(1.68)%	(1.84)%
Portfolio turnover rate	24%	22%	19%	37%	25%

A	Amount represents less than $0.01 per share.
B	The distributions from return of capital is calculated based on outstanding shares at the time of distribution.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

44

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended December 31,
	2017	2016		2015	2014	2013

Net asset value, beginning of period	$16.45	$15.08		$16.57	$17.83	$12.99

Income (loss) from investment operations:
Net investment income (loss)	(0.23)	0.00	A	(0.13)	(0.07)	(0.05)
Net gains (losses) on investments (both realized and unrealized)	3.44	1.51		(0.65)	(0.49)	5.60

Total income (loss) from investment operations	3.21	1.51		(0.78)	(0.56)	5.55

Less distributions:
Dividends from net investment income	-	-		-	-	(0.00	)A
Distributions from net realized gains	(0.65)	(0.14)		(0.71)	(0.70)	(0.67)
Tax return of capitalB	-	-		-	-	(0.04)

Total distributions	(0.65)	(0.14)		(0.71)	(0.70)	(0.71)

Net asset value, end of period	$19.01	$16.45		$15.08	$16.57	$17.83

Total returnC	19.52%	9.98%		(4.69)%	(3.14)%	42.93%

Ratios and supplemental data:
Net assets, end of period	$433,520,624	$450,286,537		$300,919,215	$359,958,471	$317,341,400
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.08%	1.09%		1.08%	1.08%	1.11%
Expenses, net of reimbursements or recoupmentsD	1.08%	1.09%		1.08%	1.10%	1.09%
Net investment (loss), before expense reimbursements or recoupments	(0.79)%	(0.78)%		(0.67)%	(0.59)%	(0.73)%
Net investment (loss), net of reimbursements or recoupments	(0.79)%	(0.78)%		(0.67)%	(0.61)%	(0.71)%
Portfolio turnover rate	22%	40%		25%	46%	39%

A	Amount represents less than $0.01 per share.
B	The distributions from return of capital is calculated based on outstanding shares at the time of distribution.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

45

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended December 31,
	2017	2016	2015	2014	2013

Net asset value, beginning of period	$16.38	$15.02	$16.54	$17.81	$12.98

Income (loss) from investment operations:
Net investment (loss)	(0.28)	(0.52)	(0.14)	(0.12)	(0.04)
Net gains (losses) on investments (both realized and unrealized)	3.46	2.02	(0.67)	(0.45)	5.58

Total income (loss) from investment operations	3.18	1.50	(0.81)	(0.57)	5.54

Less distributions:
Dividends from net investment income	-	-	-	-	(0.00	)A
Distributions from net realized gains	(0.65)	(0.14)	(0.71)	(0.70)	(0.68)
Tax return of capitalB	-	-	-	-	(0.03)

Total distributions	(0.65)	(0.14)	(0.71)	(0.70)	(0.71)

Net asset value, end of period	$18.91	$16.38	$15.02	$16.54	$17.81

Total returnC	19.42%	9.96%	(4.88)%	(3.20)%	42.88%

Ratios and supplemental data:
Net assets, end of period	$82,072,563	$81,069,652	$142,980,166	$171,901,004	$208,196,284
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.14%	1.15%	1.14%	1.16%	1.19%
Expenses, net of reimbursements or recoupmentsD	1.14%	1.15%	1.14%	1.16%	1.19%
Net investment (loss), before expense reimbursements or recoupments	(0.85)%	(0.81)%	(0.74)%	(0.67)%	(0.79)%
Net investment (loss), net of reimbursements or recoupments	(0.85)%	(0.81)%	(0.74)%	(0.69)%	(0.78)%
Portfolio turnover rate	22%	40%	25%	46%	39%

A	Amount represents less than $0.01 per share.
B	The distributions from return of capital is calculated based on outstanding shares at the time of distribution.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

46

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended December 31,
	2017	2016	2015	2014	2013

Net asset value, beginning of period	$15.45	$14.20	$15.71	$16.98	$12.42

Income (loss) from investment operations:
Net investment (loss)	(0.37)	(0.41)	(0.82)	(0.16)	(0.04)
Net gains (losses) on investments (both realized and unrealized)	3.34	1.80	0.02	(0.41)	5.31

Total income (loss) from investment operations	2.97	1.39	(0.80)	(0.57)	5.27

Less distributions:
Dividends from net investment income	-	-	-	-	(0.00	)A
Distributions from net realized gains	(0.65)	(0.14)	(0.71)	(0.70)	(0.69)
Tax return of capitalB	-	-	-	-	(0.02)

Total distributions	(0.65)	(0.14)	(0.71)	(0.70)	(0.71)

Net asset value, end of period	$17.77	$15.45	$14.20	$15.71	$16.98

Total returnC	19.23%	9.76%	(5.08)%	(3.35)%	42.62%

Ratios and supplemental data:
Net assets, end of period	$51,839,469	$50,544,287	$55,921,959	$147,227,308	$169,799,314
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.29%	1.35%	1.40%	1.31%	1.39%
Expenses, net of reimbursements or recoupmentsD	1.31%	1.35%	1.39%	1.37%	1.35%
Net investment (loss), before expense reimbursements or recoupments	(1.01)%	(1.02)%	(1.01)%	(0.81)%	(1.01)%
Net investment (loss), net of reimbursements or recoupments	(1.03)%	(1.02)%	(1.00)%	(0.88)%	(0.96)%
Portfolio turnover rate	22%	40%	25%	46%	39%

A	Amount represents less than $0.01 per share.
B	The distributions from return of capital is calculated based on outstanding shares at the time of distribution.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

47

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended December 31,
	2017	2016		2015	2014	2013

Net asset value, beginning of period	$15.32	$14.10		$15.61	$16.91	$12.40

Income (loss) from investment operations:
Net investment (loss)	(0.62)	(0.31)		(0.19)	(0.18)	(0.10)
Net gains (losses) on investments (both realized and unrealized)	3.54	1.67		(0.61)	(0.42)	5.32

Total income (loss) from investment operations	2.92	1.36		(0.80)	(0.60)	5.22

Less distributions:
Dividends from net investment income	-	(0.00	)A	-	-	(0.00	)A
Distributions from net realized gains	(0.65)	(0.14)		(0.71)	(0.70)	(0.71)
Tax return of capitalB	-	-		-	-	(0.00	)A

Total distributions	(0.65)	(0.14)		(0.71)	(0.70)	(0.71)

Net asset value, end of period	$17.59	$15.32		$14.10	$15.61	$16.91

Total returnC	19.06%	9.61%		(5.11)%	(3.54)%	42.28%

Ratios and supplemental data:
Net assets, end of period	$5,553,261	$7,029,682		$8,197,136	$9,701,510	$10,941,646
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.40%	1.46%		1.44%	1.51%	1.57%
Expenses, net of reimbursements or recoupmentsD	1.40%	1.46%		1.48%	1.52%	1.59%
Net investment (loss), before expense reimbursements or recoupments	(1.11)%	(1.14)%		(1.03)%	(1.02)%	(1.18)%
Net investment (loss), net of reimbursements or recoupments	(1.11)%	(1.14)%		(1.08)%	(1.03)%	(1.20)%
Portfolio turnover rate	22%	40%		25%	46%	39%

A	Amount represents less than $0.01 per share.
B	The distributions from return of capital is calculated based on outstanding shares at the time of distribution.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

48

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended December 31,
	2017	2016	2015	2014	2013

Net asset value, beginning of period	$14.71	$13.65	$15.26	$16.66	$12.32

Income (loss) from investment operations:
Net investment (loss)	(1.25)	(1.08)	(0.31)	(0.24)	(0.13)
Net gains (losses) on investments (both realized and unrealized)	3.93	2.28	(0.59)	(0.46)	5.18

Total income (loss) from investment operations	2.68	1.20	(0.90)	(0.70)	5.05

Less distributions:
Dividends from net investment income	-	-	-	-	(0.00	)A
Distributions from net realized gains	(0.65)	(0.14)	(0.71)	(0.70)	(0.71)
Tax return of capitalB	-	0.00	-	-	-

Total distributions	(0.65)	(0.14)	(0.71)	(0.70)	(0.71)

Net asset value, end of period	$16.74	$14.71	$13.65	$15.26	$16.66

Total returnC	18.22%	8.76%	(5.89)%	(4.20)%	41.17%

Ratios and supplemental data:
Net assets, end of period	$977,321	$1,280,971	$2,348,424	$2,771,316	$2,446,766
Ratios to average net assets:
Expenses, before reimbursements or recoupments	2.14%	2.23%	2.19%	2.26%	2.33%
Expenses, net of reimbursements or recoupmentsD	2.14%	2.23%	2.26%	2.27%	2.34%
Net investment (loss), before expense reimbursements or recoupments	(1.86)%	(1.91)%	(1.79)%	(1.76)%	(1.93)%
Net investment (loss), net of reimbursements or recoupments	(1.86)%	(1.91)%	(1.85)%	(1.77)%	(1.94)%
Portfolio turnover rate	22%	40%	25%	46%	39%

A	Amount represents less than $0.01 per share.
B	The distributions from return of capital is calculated based on outstanding shares at the time of distribution.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

49

American Beacon FundsSM

Federal Tax Information

December 31, 2017 (Unaudited)

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended December 31, 2017. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2017.

The Funds designated the following items with regard to distributions paid during the fiscal year ended December 31, 2017. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

Stephens Mid-Cap Growth	0.00%
Stephens Small Cap Growth	0.00%

Qualified Dividend Income:

Stephens Mid-Cap Growth	0.00%
Stephens Small Cap Growth	0.00%

Long-Term Capital Gain Distributions:

Stephens Mid-Cap Growth	$4,561,926
Stephens Small Cap Growth	19,363,107

Short-Term Capital Gain Distributions:

Stephens Mid-Cap Growth	$-
Stephens Small Cap Growth	-

Shareholders received notification in January 2018 of the applicable tax information necessary to prepare their 2017 income tax returns.

50

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-five funds in the fund complex that includes the Trust, the American Beacon Select Funds and the American Beacon Institutional Funds Trust. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (81)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (48)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Women’s Empowerment (2009-2014); Director, Valley Healthcare Staffing (2017–present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Joseph B. Armes (55)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-present) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Gerard J. Arpey (59)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Brenda A. Cline (57)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

51

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term

Eugene J. Duffy (63)	Trustee since 2008	Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Thomas M. Dunning*** (75)	Trustee since 2008	Chairman Emeritus, Lockton Dunning Benefits (consulting firm in employee benefits) (2008-Present); Board Director, Oncor Electric Delivery Company LLC (2007-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Richard A. Massman (74)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus, Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities) (2009-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Barbara J. McKenna, CFA (54)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

R. Gerald Turner (72)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

OFFICERS	Term

One Year

Gene L. Needles, Jr. (63)	President since 2009	President, CEO and Director, American Beacon Advisors, Inc. (2009-Present); President, CEO and Director, Resolute Investment Managers, Inc. (2015-Present); President, CEO and Director, Resolute Acquisition, Inc. (2015-Present); President, CEO and Director, Resolute Topco, Inc. (2015-Present), President & CEO, Resolute Investment Holdings, LLC (2015-Present); President, CEO and Director, Lighthouse Holdings, Inc. (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-Present); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-Present); President, American Beacon Select Funds (2009-Present); President, American Beacon Mileage Funds (2009-2012); President, American Beacon Master Trust (2009-2012); President, American Beacon Institutional Funds Trust (2017-Present).

52

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term

Rosemary K. Behan (58)	VP, Secretary and Chief Legal Officer since 2006	Vice President and Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Holdings, LLC (2015-Present) Secretary, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, LLC (2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, Alpha Quant Advisors, LLC (2016-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Mileage Funds (2006-2012); Chief Legal Officer, Vice President and Secretary, American Beacon Master Trust (2006-2012); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present).

Brian E. Brett (57)	VP since 2004	Senior Vice President (2012-Present) and Vice President (2004-2012), American Beacon Advisors, Inc.; Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Mileage Funds (2004-2012); Vice President, American Beacon Master Trust (2004-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present).

Paul B. Cavazos (48)	VP since 2016	Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer and Assistant Treasurer, DTE Energy (2007-2016); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present).

Erica Duncan (47)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Mileage Funds (2011-2012); Vice President, American Beacon Master Trust (2011-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present).

Melinda G. Heika (56)	Treasurer since 2010	Treasurer, American Beacon Advisors, Inc. (2010-Present); Resolute Investment Managers, Inc. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, LLC (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Select Funds (2010-Present); Treasurer, American Beacon Mileage Funds (2010-2012); Treasurer, American Beacon Master Trust (2010-2012); Treasurer, American Beacon Institutional Funds Trust (2017-Present).

Terri L. McKinney (54)	VP since 2010	Vice President (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Mileage Funds (2010-2012); Vice President, American Beacon Master Trust (2010-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present).

53

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term

Jeffrey K. Ringdahl (42)	VP since 2010	Senior Vice President (2013-Present), Vice President (2010-2013), and Director (2015-Present), American Beacon Advisors, Inc.; Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Mileage Funds (2010-2012); Vice President, American Beacon Master Trust (2010-2012); Senior Vice President (2012-Present) and Manager (2015-Present), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Trustee, American Beacon NextShares Trust (2015-Present); Director and Senior Vice Present, Resolute Investment Holdings, LLC (2015-Present); Director and Senior Vice President, Resolute Topco, Inc. (2015-Present); Director and Senior Vice President, Resolute Acquisition, Inc. (2015-Present); Director and Senior Vice President, Resolute Investment Managers, Inc. (2015-Present); Director, Executive Vice President and Chief Operating Officer, Alpha Quant Advisors, LLC (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-President); Director, Shapiro Capital Management, LLC (2017-Present).

Samuel J. Silver (54)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Mileage Funds (2011-2012); Vice President, American Beacon Master Trust (2011-2012); American Beacon Institutional Funds Trust (2011-Present).

Christina E. Sears (46)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer and Vice President, Alpha Quant Advisors, LLC (2016-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer (2004-2012) and Assistant Secretary (1999-2012), American Beacon Mileage Funds; Chief Compliance Officer (2004-2012) and Assistant Secretary (1999-2012), American Beacon Master Trust; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

Sonia L. Bates (61)	Asst. Treasurer since 2011	Assistant Treasurer, American Beacon Advisors, Inc. (2011-Present); Assistant Treasurer, Resolute Investment Managers, Inc. (2015-Present); Assistant Treasurer, Resolute Acquisition, Inc. (2015-Present); Assistant. Treasurer, Resolute Topco, Inc. (2015-Present); Assistant Treasurer, Resolute Investment Holdings, LLC.; Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Select Funds (2011-Present); Assistant Treasurer American Beacon Mileage Funds (2011-2012); Assistant Treasurer, American Beacon Master Trust (2011-2012); Assistant Treasurer, American Beacon Institutional Funds Trust (2017-Present).

Shelley D. Abrahams (43)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Advisors, Inc. (2008-Present); Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Mileage Funds (2008-2012); Assistant Secretary, American Beacon Master Trust (2008-2012); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

54

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term

Rebecca L. Harris (51)	Assistant Secretary since 2010	Vice President, American Beacon Advisors, Inc. (2016-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Mileage Funds (2010-2012); Assistant Secretary, American Beacon Master Trust (2010-2012); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

Diana N. Lai (42)	Assistant Secretary since 2012	Assistant Secretary, American Beacon Advisors, Inc. (2012-Present); Assistant Secretary, American Beacon Select Funds (2012-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

Teresa A. Oxford (59)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

*** Mr. Dunning retired as of 12/31/2017. Douglas A. Lindgren became a new Trustee to each of the Trusts on 1/1/2018.

55

American Beacon FundsSM

Privacy Policy

December 31, 2017 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

56

Delivery of Documents

eDelivery is NOW AVAILABLE – Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund are service marks of American Beacon Advisors, Inc.

AR 12/17

American Beacon®
FUNDS

2017 ANNUAL REPORT

December 31, 2017

BAHL & GAYNOR SMALL CAP GROWTH FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

BAHL & GAYNOR SMALL CAP GROWTH FUND

Investing in small-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	December 31, 2017

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

At American Beacon, we are proud to offer a broad range of equity, fixed-income and alternative mutual fund products for institutions and individuals. Our mutual funds – which span the domestic, international, global, frontier and emerging markets – are sub-advised by experienced portfolio managers who employ distinctive investment processes to manage assets through a variety of economic and market conditions. Together, we work diligently to help our clients and shareholders meet their long-term financial goals.

Institutional wisdom, enduring value. Since our inception as a pension fiduciary in 1986, American Beacon has focused on identifying and overseeing institutional investment managers and portfolio risk management. In 1987, we leveraged our size and experience to launch a series of sub-advised, multi-

manager mutual funds providing individual investors access to many of the same institutional managers as our pension clients. Following the financial crisis in 2008, we saw that investors were looking for unique solutions from managers who were not necessarily mainstream. In 2010, we began offering mutual funds from single managers with distinctive investment styles or asset classes. As we continue to expand our family of funds, our solutions-based approach provides innovative investments.

Guiding principles. Our “manager of managers” philosophy is built on a long-standing history of innovative thinking, discipline and consistency in applying our solutions-based approach. As a manager of managers, our goal is to engage the most effective money managers for each asset class, investment style or market strategy – whether through a single sub-advisor or a combination of sub-advisors. Because we take our fiduciary responsibilities very seriously, our thorough manager evaluation and selection process is rigorous and ongoing. Our guiding principles – predictability, style consistency, competitive pricing and long-term relationships – provide a strong foundation for our due-diligence process. Our broad range of mutual funds helps investors navigate the economic storms and market downturns in the U.S. and abroad. Our years of experience evaluating sub-advisors have led us to identify and partner with asset managers who have adhered to their disciplined processes for many years and through multiple market cycles.

Focus on asset protection and risk mitigation. We strive to provide innovative, long-term products without gimmicks. From offering some of the first multi-manager funds, one of the first retirement-income funds and the first open-end mutual fund in the U.S. to focus primarily on frontier-market debt, our robust history includes applying a disciplined, solutions-based approach to our product development process to help protect assets and mitigate risk.

Thank you for your continued interest in American Beacon. For additional information about our funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

Domestic Equity Market Overview

December 31, 2017 (Unaudited)

During the 12-month period ended December 31, 2017, domestic equity markets ignored any signs of investor skepticism that started the year as markets pushed into their ninth year of this long-running bull market. Volatility remained at suppressed levels within the S&P 500 Index, a broad measure of domestic equity markets, providing positive total returns every month and finishing the year up 21.83%. While large-cap stocks outpaced small-caps, growth stocks exhibited drastic outperformance versus value stocks across all market-cap styles. The Russell 2000 Growth Index outperformed the Russell 2000 Value Index by 14.33%, while the Russell 1000 Growth Index outperformed the Russell 1000 Value Index by 16.55%. While many investors were skeptical of the market’s advance in 2017, data during the year suggested the lift in domestic equities reflected the now-visible signs of globally synchronized economic strength.

In the first quarter of 2017, the U.S. equity markets achieved fresh, all-time highs, as optimism from the Trump administration’s “pro-growth” agenda spilled over from the fourth quarter of 2016. Despite failure to pass revisions to health-care legislation, the market remained upbeat toward Washington, D.C., on the premise of tax cuts, easing of business regulations and a boost to U.S. infrastructure investment. The economy displayed supportive evidence of further market advances and a March rate hike from the Federal Reserve (the “Fed”). The Purchasing Managers Index, the Consumer Confidence Index and the NFIB Small Business Optimism Index all flashed constructive data. During 2016, the S&P 500 Index’s trailing 12-month, year-over-year earnings growth inflected and turned positive after four quarters in negative territory. Large-caps outperformed small-caps, reversing trading patterns from the previous quarter, with Technology stocks leading the way.

In the second quarter, U.S. equities across all market caps delivered gains, shaking off growing concerns regarding the Trump administration’s ability to pass pro-growth measures and economic data that was less enthusiastic than the previous quarter, namely within Manufacturing and Consumer Health. Political uncertainty flared up after President Trump dismissed James Comey, the former FBI director. The Fed, however, delivered another 25 basis point (0.25%) rate hike and laid out plans to begin reducing its balance sheet after years of its unprecedented quantitative easing policy program. Large-cap stocks led the march higher for the second quarter, with reflationary sectors at the top – Health Care, Industrials and Financials.

In the third quarter, robust corporate earnings continued, increasing 11.6% on a trailing 12-month basis versus a year ago. Gross domestic product growth of 3.0% was released during the quarter, breaking out from the sub-3.0% growth seen in the economy since the lowest point of the financial crisis. Historic hurricanes were disruptive to Texas, Louisiana and Puerto Rico, but negative outcomes were determined to be transitory (ex-Puerto Rico), displaying the resiliency of U.S. industry. Despite concerns of stubbornly low inflation, the Fed confirmed its balance sheet roll-off beginning in October. Crude oil prices began to solidify above $50, a key support level, which boosted cyclical energy and industrial stocks. U.S. stocks across all capitalizations made gains.

In the fourth quarter, the U.S. economy and U.S. equities capped off a robust year as corporations delivered another quarter of strong earnings growth. The Technology sector, the best performing sector in the 12-month period, delivered particularly healthy results. The much-awaited Tax Cuts and Jobs Act of 2017 was passed by Congress and signed into law by President Trump on December 22. Markets jumped on this news as the permanent tax cut is expected to make U.S. companies more competitive than non-domestic peers. U.S. Treasury yields, led by the short end of the yield curve, rose during the quarter and caused interest-rate sensitive sectors, such as Real Estate and Utilities, to underperform the broader market. In December, the Fed lifted base rates for the third time during the year and lifted their U.S. 2018 economic growth forecast to 2.5% from 2.1%.

2

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Performance Overview

December 31, 2017 (Unaudited)

The Investor Class of the American Beacon Bahl & Gaynor Small Cap Growth Fund (the “Fund”) returned 13.23% for the twelve months ended December 31, 2017. The Fund underperformed the Russell 2000 Growth Index (the “Index”) return of 22.17% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 7/15/2014 through 12/31/2017

Total Returns for the Period Ended December 31, 2017
	Ticker	1 Year	3 Year	Since Inception (7/15/2014)	Value of $10,000 7/15/2014- 12/31/2017
Institutional Class (1,5)	GBSIX	13.65%	11.56%	12.19%	$14,893
Y Class (1,5)	GBSYX	13.52%	11.46%	12.10%	$14,852
Investor Class (1,5)	GBSPX	13.23%	11.14%	11.77%	$14,700
A without Sales Charge (1,2,5)	GBSAX	13.21%	11.14%	11.76%	$14,698
A with Sales Charge (1,2,5)	GBSAX	6.72%	8.97%	9.87%	$13,853
C without Sales Charge (1,3,5)	GBSCX	12.38%	10.29%	10.90%	$14,310
C with Sales Charge (1,3,5)	GBSCX	11.38%	10.29%	10.90%	$14,310

Russell 2000 Growth Index (4)		22.17%	10.28%	11.13%	$14,416
S&P 500 Index (4)		21.83%	11.41%	11.47%	$14,567

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown.

2.	A Class shares have a maximum sales charge of 5.75%.

3

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Performance Overview

December 31, 2017 (Unaudited)

3.	C Class shares have a maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of the date of purchase.

4.	The S&P 500 Index is a market capitalization weighted index of common stocks publicly traded in the United States. The Russell 2000 Growth Index and the Russell 2000 Index are registered trademarks of Frank Russell Company. The Russell 2000 Growth Index is an unmanaged index of those stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index of approximately 2000 smaller-capitalization stocks from various industrial sectors. One cannot directly invest in an index.

5.	The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares were 1.85%, 1.98%, 2.09%, 2.18%, and 3.09%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index due to both stock selection and sector allocation relative to the Index. From a stock selection standpoint, the Fund’s holdings in the Health Care, Information Technology and Industrials sectors detracted the most from relative performance. In the Health Care sector, the Fund’s absence from Nektar Therapeutics up 386.7%, Exact Sciences Corp. up 293.3% and Sage Therapeutics up 222.5% negatively impacted returns. Also dragging on performance was the Fund’s Medidata Solutions position, which was down 19.8%. Within the Information Technology sector, NIC, Inc. was down 31.3%, The Hackett Group down 10.0% and Methode Electronics down 4.7%. Companies in the Industrials sector that further detracted from relative performance were Ritchie Bros Auctioneers down 9.4%, Apogee Enterprises down 14.3% and Matthews Intl Corp. down 31.1%.

Offsetting some of the aforementioned performance were positions in the Energy, Consumer Staples and Consumer Discretionary sectors. In Energy, the Fund avoided US Silica down 42.2% and Carrizo Oil & Gas (down 43.0%), while its position in Gaslog Ltd. was up 42.7%. Within Consumer Staples, Inter Parfums Inc. up 35.0% and Calavo Growers Inc. up 40.6% led in performance. Marriott Vacations Worldwide up 61.7%, Pool Corp. up 12.9% and Thor Industries, Inc. up 31.7% were holdings that added to relative performance in Consumer Discretionary.

As it relates to sector allocation, the Fund was underweight Health Care (one of the best performing Index sectors) and held a sizeable overweight to Financials relative to the benchmark. Slight overweights to Consumer Staples and Industrials were also detractors for the period. Offsetting some of this poor performance were underweights to both Energy (the lowest performing sector) and Consumer Discretionary.

The Fund’s basic philosophy remains focused on investing in companies using a fundamental investment approach that seeks price appreciation, capital preservation and income.

Top Ten Holdings (% Net Assets)
Monolithic Power Systems, Inc.		3.4
Cantel Medical Corp.		3.1
Texas Roadhouse, Inc.		2.6
Pool Corp.		2.6
Marriott Vacations Worldwide Corp.		2.4
Evercore, Inc., Class A		2.4
Watsco, Inc.		2.4
PolyOne Corp.		2.1
MainSource Financial Group, Inc.		2.1
Omnicell, Inc.		2.1

Total Fund Holdings	73

Sector Allocation (% Equities)
Information Technology		25.0
Industrials		17.5
Health Care		15.6
Consumer Discretionary		14.7
Financials		10.6
Consumer Staples		5.9
Materials		4.4
Real Estate		3.8
Energy		1.3
Utilities		1.2

4

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Expense Examples

December 31, 2017 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from July 1, 2017 through December 31, 2017.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

5

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Expense Examples

December 31, 2017 (Unaudited)

American Beacon Bahl & Gaynor Small Cap Growth Fund
	Beginning Account Value 7/1/2017	Ending Account Value 12/31/2017	Expenses Paid During Period 7/1/2017-12/31/2017*
Institutional Class
Actual	$1,000.00	$1,075.10	$5.13
Hypothetical**	$1,000.00	$1,020.30	$4.99
Y Class
Actual	$1,000.00	$1,075.30	$5.65
Hypothetical**	$1,000.00	$1,019.80	$5.50
Investor Class
Actual	$1,000.00	$1,072.90	$7.11
Hypothetical**	$1,000.00	$1,018.30	$6.92
A Class
Actual	$1,000.00	$1,073.60	$7.21
Hypothetical**	$1,000.00	$1,018.20	$7.02
C Class
Actual	$1,000.00	$1,068.70	$11.11
Hypothetical**	$1,000.00	$1,014.50	$10.82

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.98%, 1.08%, 1.36%, 1.38%, and 2.13% for the Institutional, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

6

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Beacon Bahl & Gaynor Small Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of American Beacon Bahl & Gaynor Small Cap Growth Fund (the “Fund”) (one of the funds constituting American Beacon Funds (the “Trust”)), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from July 15, 2014 (commencement of operations) to December 31, 2014 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting American Beacon Funds) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from July 15, 2014 (commencement of operations) to December 31, 2014, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more American Beacon investment companies since 1987.

Dallas, Texas

February 28, 2018

7

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Schedule of Investments

December 31, 2017

	Shares	Fair Value

COMMON STOCKS - 98.32%
Consumer Discretionary - 14.42%
Auto Components - 2.19%
Gentex Corp.	10,830	$226,889
LCI Industries	5,065	658,450

		885,339

Distributors - 2.58%
Pool Corp.	8,045	1,043,034

Hotels, Restaurants & Leisure - 5.06%
Marriott Vacations Worldwide Corp.	7,300	987,033
Texas Roadhouse, Inc.	20,110	1,059,395

		2,046,428

Household Durables - 0.81%
Flexsteel Industries, Inc.	7,005	327,694

Leisure Products - 1.65%
Brunswick Corp.	12,060	665,953

Media - 0.40%
Cinemark Holdings, Inc.	4,665	162,435

Specialty Retail - 0.48%
Winmark Corp.	1,490	192,806

Textiles, Apparel & Luxury Goods - 1.25%
Columbia Sportswear Co.	3,455	248,346
Superior Uniform Group, Inc.	9,685	258,686

		507,032

Total Consumer Discretionary		5,830,721

Consumer Staples - 5.83%
Food & Staples Retailing - 1.24%
PriceSmart, Inc.	5,810	500,241

Food Products - 2.91%
Calavo Growers, Inc.A	8,345	704,318
J&J Snack Foods Corp.	3,125	474,469

		1,178,787

Personal Products - 1.68%
Inter Parfums, Inc.	15,640	679,558

Total Consumer Staples		2,358,586

Energy - 1.30%
Oil, Gas & Consumable Fuels - 1.30%
GasLog Ltd.	23,680	526,880

Financials - 10.39%
Banks - 6.22%
Chemical Financial Corp.	3,765	201,315
First Interstate BancSystem, Inc., Class A	19,510	781,375
Glacier Bancorp, Inc.	6,770	266,670
MainSource Financial Group, Inc.	23,535	854,556
S&T Bancorp, Inc.	10,280	409,247

		2,513,163

See accompanying notes

8

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Schedule of Investments

December 31, 2017

	Shares	Fair Value

COMMON STOCKS - 98.32% (continued)
Financials - 10.39% (continued)
Capital Markets - 2.42%
Evercore, Inc., Class A	10,875	$978,750

Insurance - 1.75%
Horace Mann Educators Corp.	16,085	709,348

Total Financials		4,201,261

Health Care - 15.35%
Health Care Equipment & Supplies - 5.95%
Abaxis, Inc.	4,365	216,155
Atrion Corp.	595	375,207
Cantel Medical Corp.	12,360	1,271,473
LeMaitre Vascular, Inc.	16,980	540,643

		2,403,478

Health Care Providers & Services - 3.60%
Chemed Corp.	2,535	616,056
Patterson Cos., Inc.	8,645	312,344
US Physical Therapy, Inc.	7,300	527,060

		1,455,460

Health Care Technology - 3.90%
Medidata Solutions, Inc.B	7,595	481,295
Omnicell, Inc.B	17,420	844,870
Simulations Plus, Inc.	15,485	249,309

		1,575,474

Life Sciences Tools & Services - 1.90%
Bio-Techne Corp.	4,020	520,791
Medpace Holdings, Inc.B	6,855	248,562

		769,353

Total Health Care		6,203,765

Industrials - 17.16%
Building Products - 3.71%
Apogee Enterprises, Inc.	11,315	517,435
Simpson Manufacturing Co., Inc.	8,345	479,086
Universal Forest Products, Inc.	13,400	504,108

		1,500,629

Commercial Services & Supplies - 5.39%
Healthcare Services Group, Inc.	11,465	604,435
Matthews International Corp., Class A	5,960	314,688
MSA Safety, Inc.	7,595	588,765
Ritchie Bros Auctioneers, Inc.	22,495	673,275

		2,181,163

Construction & Engineering - 1.53%
Valmont Industries, Inc.	3,725	617,791

Industrial Conglomerates - 1.48%
Raven Industries, Inc.	17,420	598,377

Machinery - 0.91%
Hyster-Yale Materials Handling, Inc.	4,320	367,891

See accompanying notes

9

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Schedule of Investments

December 31, 2017

	Shares	Fair Value

COMMON STOCKS - 98.32% (continued)
Industrials - 17.16% (continued)
Trading Companies & Distributors - 4.14%
Applied Industrial Technologies, Inc.	10,430	$710,283
Watsco, Inc.	5,660	962,427

		1,672,710

Total Industrials		6,938,561

Information Technology - 24.54%
Electronic Equipment, Instruments & Components - 6.08%
Littelfuse, Inc.	2,980	589,504
Mesa Laboratories, Inc.A	3,425	425,728
Methode Electronics, Inc.	11,025	442,102
National Instruments Corp.	8,940	372,172
SYNNEX Corp.	4,620	628,089

		2,457,595

Internet Software & Services - 2.02%
NIC, Inc.	37,980	630,468
Reis, Inc.	8,945	184,714

		815,182

IT Services - 2.91%
CSG Systems International, Inc.	8,790	385,178
Forrester Research, Inc.	6,710	296,582
Hackett Group, Inc.	31,575	496,043

		1,177,803

Semiconductors & Semiconductor Equipment - 8.79%
Cabot Microelectronics Corp.	6,555	616,694
Cirrus Logic, Inc.B	8,195	424,993
Monolithic Power Systems, Inc.	12,060	1,355,061
NVE Corp.	2,385	205,110
Power Integrations, Inc.	3,005	221,018
Silicon Motion Technology Corp., ADRA	13,850	733,496

		3,556,372

Software - 4.74%
Blackbaud, Inc.	8,490	802,220
Monotype Imaging Holdings, Inc.	19,660	473,806
Pegasystems, Inc.	13,550	638,883

		1,914,909

Total Information Technology		9,921,861

Materials - 4.32%
Chemicals - 4.32%
Balchem Corp.	5,360	432,016
PolyOne Corp.	19,955	868,043
Stepan Co.	5,660	446,970

		1,747,029

Total Materials		1,747,029

Real Estate - 3.77%
Equity Real Estate Investment Trusts (REITs) - 2.18%
CoreSite Realty Corp.	6,105	695,359
QTS Realty Trust, Inc., Class A	3,455	187,123

		882,482

See accompanying notes

10

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Schedule of Investments

December 31, 2017

	Shares	Fair Value

COMMON STOCKS - 98.32% (continued)
Real Estate - 3.77% (continued)
Real Estate Management & Development - 1.59%
RE/MAX Holdings, Inc., Class A	13,255	$642,868

Total Real Estate		1,525,350

Utilities - 1.24%
Gas Utilities - 1.24%
ONE Gas, Inc.	6,855	502,197

Total Common Stocks (Cost $34,304,267)		39,756,211

SHORT-TERM INVESTMENTS - 1.60% (Cost $646,632)
Investment Companies - 1.60%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.13%C D	646,632	646,632

SECURITIES LENDING COLLATERAL - 3.19% (Cost $1,288,716)
Investment Companies - 3.19%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.13%C D	1,288,716	1,288,716

TOTAL INVESTMENTS - 103.11% (Cost $36,239,615)		41,691,559
LIABILITIES, NET OF OTHER ASSETS - (3.11%)		(1,259,033)

TOTAL NET ASSETS - 100.00%		$40,432,526

Percentages are stated as a percent of net assets.

A All or a portion of this security is on loan at December 31, 2017.

B Non-income producing security.

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

ADR – American Depository Reciept.

Futures Contracts Open on December 31, 2017:

Long Futures

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Russell 2000 E-Mini Index Futures	8	March 2018	$619,277	$614,600	$(4,677)

			$619,277	$614,600	$(4,677)

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of December 31, 2017, the investments were classified as described below:

Bahl & Gaynor Small Cap Growth Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$39,756,211	$-	$-	$39,756,211
Short-Term Investments	646,632	-	-	646,632
Securities Lending Collateral	1,288,716	-	-	1,288,716

Total Investments in Securities - Assets	$41,691,559	$-	$-	$41,691,559

Financial Derivative Instruments - Liabilities
Futures Contracts	$(4,677)	$-	$-	$(4,677)

Total Financial Derivative Instruments - Liabilities	$(4,677)	$-	$-	$(4,677)

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended December 31, 2017, there were no transfers between levels.

See accompanying notes

11

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investments in unaffiliated securities, at fair value† §	$39,756,211
Investments in affiliated securities, at fair value‡	1,935,348
Deposit with brokers for futures contracts	23,600
Dividends and interest receivable	35,036
Receivable for fund shares sold	23,355
Receivable for expense reimbursement (Note 2)	16,194
Prepaid expenses	23,432

Total assets	41,813,176

Liabilities:
Payable for fund shares redeemed	5,730
Payable for variation margin from open futures contracts (Note 5)	7,856
Payable upon return of securities loaned (Note 9)§	1,288,716
Management and sub-advisory fees payable (Note 2)	31,911
Service fees payable (Note 2)	2,632
Transfer agent fees payable (Note 2)	2,478
Custody and fund accounting fees payable	8,666
Professional fees payable	29,948
Trustee fees payable (Note 2)	2
Payable for prospectus and shareholder reports	1,429
Other liabilities	1,282

Total liabilities	1,380,650

Net assets	$40,432,526

Analysis of net assets:
Paid-in-capital	$35,006,590
Undistributed net investment income	40
Accumulated net realized (loss)	(21,371)
Unrealized appreciation of investments in unaffiliated securitiesA	5,451,944
Unrealized (depreciation) of futures contracts	(4,677)

Net assets	$40,432,526

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	1,184,093

Y Class	1,088,141

Investor Class	315,853

A Class	287,736

C Class	38,745

Net assets:
Institutional Class	$16,498,344

Y Class	$15,114,316

Investor Class	$4,344,476

A Class	$3,955,277

C Class	$520,113

Net asset value, offering and redemption price per share:
Institutional Class	$13.93

Y Class	$13.89

Investor Class	$13.75

A Class	$13.75

A Class (offering price)	$14.59

C Class	$13.42

† Cost of investments in unaffiliated securities	$34,304,267
‡ Cost of investments in affiliated securities	$1,935,348
§ Fair value of securities on loan	$1,261,238
A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

12

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Statement of Operations

For the year ended December 31, 2017

Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$476,165
Dividend income from affiliated securities	4,130
Income derived from securities lending (Note 9)	3,451

Total investment income	483,746

Expenses:
Management and sub-advisory fees (Note 2)	283,341
Transfer agent fees:
Institutional Class (Note 2)	4,401
Y Class (Note 2)	11,189
Investor Class	1,484
A Class	456
C Class	71
Custody and fund accounting fees	12,841
Professional fees	37,749
Registration fees and expenses	63,585
Service fees (Note 2):
Y Class	2,236
Investor Class	8,605
A Class	4,872
C Class	765
Distribution fees (Note 2):
A Class	8,120
C Class	5,102
Prospectus and shareholder report expenses	9,939
Trustee fees (Note 2)	1,978
Other expenses	4,322

Total expenses	461,056

Net fees waived and expenses (reimbursed) (Note 2)	(98,429)

Net expenses	362,627

Net investment income	121,119

Realized and unrealized gain (loss) from investments:
Net realized gain from:
Investments in unaffiliated securitiesA	1,615,880
Futures contracts	19,435
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesB	2,517,772
Futures contracts	(1,892)

Net gain from investments	4,151,195

Net increase in net assets resulting from operations	$4,272,314

† Foreign taxes	$1,531
A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

13

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Statement of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$121,119	$49,381
Net realized gain from investments in unaffiliated securities and futures contracts	1,635,315	93,102
Change in net unrealized appreciation of investments in unaffiliated securities and futures contracts	2,515,880	2,932,772

Net increase in net assets resulting from operations	4,272,314	3,075,255

Distributions to shareholders:
Net investment income:
Institutional Class	(52,087)	(18,862)
Y Class	(48,628)	(16,961)
Investor Class	(10,982)	(8,783)
A Class	(9,279)	(5,812)
C Class	–	(497)
Net realized gain from investments:
Institutional Class	(615,487)	–
Y Class	(574,620)	–
Investor Class	(163,276)	–
A Class	(149,011)	–
C Class	(20,233)	–

Net distributions to shareholders	(1,643,603)	(50,915)

Capital share transactions (Note 11):
Proceeds from sales of shares	23,004,549	11,394,900
Reinvestment of dividends and distributions	1,597,617	49,550
Cost of shares redeemed	(7,548,368)	(923,263)

Net increase in net assets from capital share transactions	17,053,798	10,521,187

Net increase in net assets	19,682,509	13,545,527

Net assets:
Beginning of period	20,750,017	7,204,490

End of period*	$40,432,526	$20,750,017

*Includes undistributed net investment income	$40	$–

See accompanying notes

14

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2017

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, open-end management investment company. As of December 31, 2017, the Trust consists of thirty-three active series, one of which is presented in this filing: American Beacon Bahl & Gaynor Small Cap Growth Fund (the “Fund”). The remaining thirty-two active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Resolute Investment Managers, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors.

Class Disclosure

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors - sold directly or through intermediary channels.	$250,000
Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000
Investor	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500
A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500
C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Recently Adopted Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017, and has been adopted accordingly.

15

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2017

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the Net Asset Value (“NAV”). The value of the security may vary with market fluctuations.

Distributions to Shareholders

Distributions, if any, of net investment income are generally paid at least annually and recorded on the ex-dividend date. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund’s Statement of Operations, if applicable.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Fund are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Fund. Expenses directly charged or attributable to any Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Fund on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Fund or nature of the services performed and relative applicability to the Fund.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities.

16

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2017

The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

Concentration of Ownership

From time to time, the Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a significant ownership of more than 5% of the Fund’s outstanding shares could have a material impact on the Fund. As of December 31, 2017, based on management’s evaluation of the shareholder account base, exclusive of omnibus accounts, one account has been identified as representing an affiliated significant ownership of approximately 10% of the Fund’s outstanding shares.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Fund, and the Manager have entered into an Investment Advisory Agreement with Bahl & Gaynor, Inc. (the “Sub-Advisor”) pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily net assets according to the following schedule:

First $500 million	0.525%
Over $500 million	0.50%

The Management and Sub-Advisory Fees paid by the Fund for the year ended December 31, 2017 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.350%	$113,567
Sub-Advisor Fees	0.525%	169,774

Total	0.875%	$283,341

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 10% of such loan fees. These fees are included in “Income derived from securities lending” and “Management and investment advisory fees” on the Statement of Operations. During the year ended December 31, 2017, the Manager received securities lending fees of $414 for the securities lending activities of the Fund.

17

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2017

Distribution Plans

The Fund, except for the A and C Classes of the Fund, has adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes of the Fund. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.10% of the average daily net assets of the Y Class, up to 0.25% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Fund. Effective April 1, 2017, the Fund terminated the Service Plan for the Y Class.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional Class of the Fund and has agreed to compensate the intermediaries for providing these services. Effective April 1, 2017, the Fund agreed to compensate the intermediaries for providing services to the Y Class. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of its customers who hold positions in the Fund. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Fund’s transfer agent. Accordingly, the Fund, pursuant to the Board’s approval, has agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Institutional and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional and Y Classes on an annual basis. During the year ended December 31, 2017, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statement of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Bahl & Gaynor Small Cap Growth	$14,504

As of December 31, 2017, the Fund owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statement of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Bahl & Gaynor Small Cap Growth	$1,784

During the year ended December 31, 2017 the Manager voluntarily reimbursed sub-transfer agent fees to the Y Class of the Fund in the amount of $118.

18

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2017

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Fund in connection with securities lending may also be invested in the USG Select Fund. The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended December 31, 2017, the Manager earned fees on the Fund’s direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral in USG Select Fund	Total
Bahl & Gaynor Small Cap Growth	$528	$880	$1,408

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating Funds for temporary purposes. The interfund credit facility is advantageous to the Fund because it provides added liquidity, and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a Fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to three days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended December 31, 2017, the Fund borrowed on average $520,665 for 12 days at an average interest rate of 1.70% with interest charges of $278. This amount is included in “Other expenses” on the Statement of Operations.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Fund to the extent that total operating expenses exceed the Fund’s expense cap. During the year ended December 31, 2017, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap			Expiration of Reimbursed Expenses
Fund	Class	1/1/2017 - 12/31/2017	Reimbursed Expenses	(Recouped) Expenses
Bahl & Gaynor Small Cap Growth	Institutional	0.98%	$39,478	$-	2020
Bahl & Gaynor Small Cap Growth	Y	1.08%	39,941	-	2020
Bahl & Gaynor Small Cap Growth	Investor	1.36%	7,278	-	2020
Bahl & Gaynor Small Cap Growth	A	1.38%	10,142	-	2020
Bahl & Gaynor Small Cap Growth	C	2.13%	1,590	-	2020

Of these amounts, $16,194 was disclosed as a receivable from the Manager on the Statement of Assets and Liabilities at December 31, 2017.

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs

19

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2017

within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Fund’s annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2020. The Fund did not record a liability for potential reimbursement, due to the current assessment that a reimbursement is unlikely. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Bahl & Gaynor Small Cap Growth	$–	$123,829	$–	2018
Bahl & Gaynor Small Cap Growth	–	99,554	–	2019

Sales Commissions

The Fund’s distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. During the year ended December 31, 2017, Foreside collected $4,536 for the Fund from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended December 31, 2017, there were no CDSC fees collected for Class A Shares of the Fund.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended December 31, 2017, CDSC fees of $174 were collected for Class C Shares of the Fund.

Trustee Fees and Expenses

As compensation for their service to the Trust, the American Beacon Select Funds and the American Beacon Institutional Funds Trust, each Trustee receives an annual retainer of $120,000, plus $10,000 for each Board meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $50,000 as well as a single $10,000 fee each quarter for his attendance at the committee meetings. The Chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trusts according to its respective net assets.

3.  Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally at 4:00 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

20

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2017

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with their futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

Other investments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities, ETFs, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4.  Securities and Other Investments

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in

21

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2017

the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or over-the-counter (“OTC”). OTC stock may be less liquid than exchange-traded stock.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Fund re-characterizes distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

5.  Financial Derivative Instruments

The Fund may utilize derivative instruments to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract

22

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2017

fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the year ended December 31, 2017, the Fund entered into future contracts primarily for exposing cash to markets.

The Fund’s average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year Ended December 31, 2017
Bahl & Gaynor Small Cap Growth	6

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure(1):

Fair values of financial instruments on the Statement of Assets and Liabilities as of December 31, 2017:

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Payable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$(4,677)	$(4,677)

The effect of financial derivative instruments on the Statement of Operations as of December 31, 2017:

Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$19,435	$19,435

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$(1,892)	$(1,892)

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

6.  Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Dividend Risk

An issuer of stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks.

Equity Investment Risk

Equity securities are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depository receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the

23

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2017

Fund to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depository receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depository receipt or foreign stock.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Investment Risk

An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and

24

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2017

opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a rate increase on various markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including ETFs and money market funds. To the extent that the Fund invest in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds.

Securities Lending Risk

To the extent the Fund lends its securities, it may be subject to the following risks; i) borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities, ii) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers, iii) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions, and iv) there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Offsetting Assets and Liabilities

The Fund is a party to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Fund employs multiple money managers and counterparties and has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, December 31, 2017.

Offsetting of Financial and Derivative Assets as of December 31, 2017:
	Assets	Liabilities
Futures Contracts	$-	$4,677

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$-	$4,677

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$-	$(4,677)

	Remaining Contractual Maturity of the Agreements As of December 31, 2017
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$1,288,716	$-	$-	$-	$1,288,716

Total Borrowings	$1,288,716	$-	$-	$-	$1,288,716

Gross amount of recognized liabilities for securities lending transactions					$1,288,716

25

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2017

7.  Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2017 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	Bahl & Gaynor Small Cap Growth Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Distributions paid from:
Ordinary income*
Institutional Class	$171,158	$18,188
Y Class	159,794	16,392
Investors Class	42,569	8,679
A Class	38,107	5,691
C Class	3,914	431
Long-term capital gains
Institutional Class	496,416	674
Y Class	463,454	569
Investors Class	131,689	104
A Class	120,183	121
C Class	16,319	66

Total distributions paid	$1,643,603	$50,915

*For tax purposes, short-term capital gains are considered ordinary income distributions.

As of December 31, 2017 the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Bahl & Gaynor Small Cap Growth	$36,506,536	$5,711,007	$(525,986)	$5,185,021

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Bahl & Gaynor Small Cap Growth	$5,185,021	$40	$291,312	$(50,439)	$2	$5,425,936

26

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2017

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the tax deferral of post-October capital losses and the realization for tax purposes of unrealized gains (losses) on certain derivative instruments.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from dividend re-designations as of December 31, 2017:

Fund	Paid-In-Capital	Undistributed (Overdistribution of) Net Investment Income	Accumulated Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)
Bahl & Gaynor Small Cap Growth	$–	$(103)	$103	$–

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

For the year ended December 31, 2017, the Fund did not have any capital loss carryforwards.

The Fund is permitted for tax purposes to defer into its next fiscal year qualified late year losses. Qualified late year capital losses are any capital losses incurred after October 31 through the Fund’s fiscal year end, December 31, 2017. Qualified late year ordinary losses are specified losses generally incurred after October 31 through the Fund’s fiscal year end, December 31, 2017. For the period ended December 31, 2017, Bahl & Gaynor Small Cap Growth Fund deferred $50,439 of short-term capital losses to January 1, 2018.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2017 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
Bahl & Gaynor Small Cap Growth	$27,575,453	$12,283,114

A summary of the Fund’s transactions in the USG Select Fund for the year ended December 31, 2017 were as follows:

Fund	Type of Transaction	December 31, 2016 Share/Fair Value	Purchases	Sales	December 31, 2017 Share/Fair Value	Dividend Income
Bahl & Gaynor Small Cap Growth	Direct	$628,203	$27,966,562	$27,948,133	$646,632	$4,130
Bahl & Gaynor Small Cap Growth	Securities Lending	-	17,204,614	15,915,898	1,288,716	N/A
9.  Securities Lending

The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at

27

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2017

least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statement of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of December 31, 2017, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Bahl & Gaynor Small Cap Growth	$1,261,238	$1,288,716	$-	$1,288,716

Cash collateral is listed on the Fund’s Schedule of Investments and is shown on the Statement of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statement of Operations.

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statement of Assets and Liabilities.

10.  Borrowing Arrangements

Effective November 16, 2017, the Fund, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with

28

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2017

State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $50 million with interest at a rate equal to the higher of (a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds will pay a commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 15, 2018 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

Effective November 16, 2017, the Fund, along with certain other Participating Funds managed by the Manager, entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate. The Uncommitted Line expires November 15, 2018 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets. During the year ended December 31, 2017, the Fund did not utilize this facility.

11.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund:

	Institutional Class
	Year Ended December 31,
	2017		2016
Bahl & Gaynor Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	587,631	$7,935,906	279,042	$3,182,952
Reinvestment of dividends	47,615	667,574	1,466	18,862
Shares redeemed	(43,420)	(610,922)	(5,890)	(66,509)

Net increase in shares outstanding	591,826	$7,992,558	274,618	$3,135,305

	Y Class
	Year Ended December 31,
	2017		2016
Bahl & Gaynor Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	718,311	$9,452,536	290,672	$3,267,497
Reinvestment of dividends	41,376	578,020	1,225	15,718
Shares redeemed	(209,551)	(2,914,447)	(20,725)	(219,124)

Net increase in shares outstanding	550,136	$7,116,109	271,172	$3,064,091

	Investor Class
	Year Ended December 31,
	2017		2016
Bahl & Gaynor Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	270,909	$3,653,794	251,437	$2,931,223
Reinvestment of dividends	12,591	174,257	686	8,739
Shares redeemed	(251,801)	(3,338,876)	(17,200)	(202,363)

Net increase in shares outstanding	31,699	$489,175	234,923	$2,737,599

	A Class
	Year Ended December 31,
	2017		2016
Bahl & Gaynor Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	134,265	$1,773,476	169,878	$1,935,789
Reinvestment of dividends	11,445	158,290	454	5,785
Shares redeemed	(41,561)	(547,100)	(31,702)	(391,741)

Net increase in shares outstanding	104,149	$1,384,666	138,630	$1,549,833

29

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2017

	C Class
	Year Ended December 31,
	2017		2016
Bahl & Gaynor Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	14,676	$188,837	6,362	$77,439
Reinvestment of dividends	1,442	19,476	36	446
Shares redeemed	(10,566)	(137,023)	(4,090)	(43,526)

Net increase in shares outstanding	5,552	$71,290	2,308	$34,359

12.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

30

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended December 31,			July 15, 2014A to December 31, 2014
	2017	2016	2015

Net asset value, beginning of period	$12.77	$10.17	$10.71	$10.00

Income (loss) from investment operations:
Net investment income	0.04	0.03	0.08	0.02
Net gains (losses) on investments (both realized and unrealized)	1.71	2.60	(0.39)	0.71

Total income (loss) from investment operations	1.75	2.63	(0.31)	0.73

Less distributions:
Dividends from net investment income	(0.05)	(0.03)	(0.06)	(0.02)
Distributions from net realized gains	(0.54)	-	(0.16)	-
Tax return of capital	-	-	(0.01)	-

Total distributions	(0.59)	(0.03)	(0.23)	(0.02)

Net asset value, end of period	$13.93	$12.77	$10.17	$10.71

Total returnB	13.65%	25.88%	(2.96)%	7.28	%C

Ratios and supplemental data:
Net assets, end of period	$16,498,344	$7,563,970	$3,231,461	$3,102,721
Ratios to average net assets:
Expenses, before reimbursements	1.32%	1.85%	3.04%	8.98	%D
Expenses, net of reimbursements	0.98%	0.98%	0.98%	0.98	%D
Net investment income (loss), before expense reimbursements	0.18%	(0.30)%	(1.33)%	(7.51	)%D
Net investment income, net of reimbursements	0.52%	0.57%	0.72%	0.49	%D
Portfolio turnover rate	38%	23%	54%	12	%E

	Y Class
	Year Ended December 31,			July 15, 2014A to December 31, 2014
	2017	2016	2015

Net asset value, beginning of period	$12.75	$10.16	$10.71	$10.00

Income (loss) from investment operations:
Net investment income	0.05	0.04	0.06	0.01
Net gains (losses) on investments (both realized and unrealized)	1.68	2.58	(0.38)	0.72

Total income (loss) from investment operations	1.73	2.62	(0.32)	0.73

Less distributions:
Dividends from net investment income	(0.05)	(0.03)	(0.06)	(0.02)
Distributions from net realized gains	(0.54)	-	(0.16)	-
Tax return of capital	-	-	(0.01)	-

Total distributions	(0.59)	(0.03)	(0.23)	(0.02)

Net asset value, end of period	$13.89	$12.75	$10.16	$10.71

Total returnB	13.52%	25.80%	(3.05)%	7.28	%C

Ratios and supplemental data:
Net assets, end of period	$15,114,316	$6,856,954	$2,711,465	$387,622
Ratios to average net assets:
Expenses, before reimbursements	1.38%	1.98%	2.76%	11.71	%D
Expenses, net of reimbursements	1.08%	1.08%	1.08%	1.08	%D
Net investment income (loss), before expense reimbursements	0.12%	(0.43)%	(0.98)%	(10.06	)%D
Net investment income, net of reimbursements	0.42%	0.47%	0.70%	0.57	%D
Portfolio turnover rate	38%	23%	54%	12	%E

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from July 15, 2014 through December 31, 2014 and is not annualized.

See accompanying notes

31

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended December 31,			July 15, 2014A to December 31, 2014
	2017	2016	2015

Net asset value, beginning of period	$12.65	$10.12	$10.69	$10.00

Income (loss) from investment operations:
Net investment income	0.02	0.03	0.05	0.01
Net gains (losses) on investments (both realized and unrealized)	1.66	2.53	(0.39)	0.70

Total income (loss) from investment operations	1.68	2.56	(0.34)	0.71

Less distributions:
Dividends from net investment income	(0.04)	(0.03)	(0.06)	(0.02)
Distributions from net realized gains	(0.54)	-	(0.16)	-
Tax return of capital	-	-	(0.01)	-

Total distributions	(0.58)	(0.03)	(0.23)	(0.02)

Net asset value, end of period	$13.75	$12.65	$10.12	$10.69

Total returnB	13.23%	25.31%	(3.25)%	7.08	%C

Ratios and supplemental data:
Net assets, end of period	$4,344,476	$3,595,277	$498,128	$239,138
Ratios to average net assets:
Expenses, before reimbursements	1.57%	2.09%	3.19%	12.62	%D
Expenses, net of reimbursements	1.36%	1.36%	1.36%	1.36	%D
Net investment (loss), before expense reimbursements	(0.09)%	(0.51)%	(1.47)%	(11.12	)%D
Net investment income, net of reimbursements	0.12%	0.23%	0.35%	0.14	%D
Portfolio turnover rate	38%	23%	54%	12	%E

	A Class
	Year Ended December 31,			July 15, 2014A to December 31,

	2017	2016	2015	2014

Net asset value, beginning of period	$12.64	$10.11	$10.69	$10.00

Income (loss) from investment operations:
Net investment income	0.03	0.04	0.03	0.00
Net gains (losses) on investments (both realized and unrealized)	1.65	2.52	(0.38)	0.71

Total income (loss) from investment operations	1.68	2.56	(0.35)	0.71

Less distributions:
Dividends from net investment income	(0.03)	(0.03)	(0.06)	(0.02)
Distributions from net realized gains	(0.54)	–	(0.16)	–
Tax return of capital	–	–	(0.01)	–

Total distributions	(0.57)	(0.03)	(0.23)	(0.02)

Net asset value, end of period	$13.75	$12.64	$10.11	$10.69

Total returnB	13.30%	25.34%	(3.34)%	7.08	%C

Ratios and supplemental data:
Net assets, end of period	$3,955,277	$2,321,426	$454,614	$163,704
Ratios to average net assets:
Expenses, before reimbursements	1.69%	2.18%	2.88%	13.84	%D
Expenses, net of reimbursements	1.38%	1.38%	1.38%	1.38	%D
Net investment (loss), before expense reimbursements	(0.20)%	(0.61)%	(1.08)%	(12.35	)%D
Net investment income, net of reimbursements	0.11%	0.18%	0.41%	0.10	%D
Portfolio turnover rate	38%	23%	54%	12	%E

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from July 15, 2014 through December 31, 2014 and is not annualized.

See accompanying notes

32

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended December 31,			July 15, 2014A to December 31,

	2017	2016	2015	2014

Net asset value, beginning of period	$12.42	$10.00	$10.65	$10.00

Income (loss) from investment operations:
Net investment (loss)	(0.06)	(0.05)	(0.01)	(0.02)
Net gains (losses) on investments (both realized and unrealized)	1.60	2.49	(0.41)	0.69

Total income (loss) from investment operations	1.54	2.44	(0.42)	0.67

Less distributions:
Dividends from net investment income	–	(0.02)	(0.06)	(0.02)
Distributions from net realized gains	(0.54)	–	(0.16)	–
Tax return of capital	–	–	(0.01)	–

Total distributions	(0.54)	(0.02)	(0.23)	(0.02)

Net asset value, end of period	$13.42	$12.42	$10.00	$10.65

Total returnB	12.38%	24.35%	(4.01)%	6.68	%C

Ratios and supplemental data:
Net assets, end of period	$520,113	$412,390	$308,822	$142,469
Ratios to average net assets:
Expenses, before reimbursements	2.44%	3.09%	3.84%	13.72	%D
Expenses, net of reimbursements	2.13%	2.13%	2.13%	2.13	%D
Net investment (loss), before expense reimbursements	(0.96)%	(1.56)%	(2.09)%	(12.23	)%D
Net investment (loss), net of reimbursements	(0.65)%	(0.60)%	(0.38)%	(0.64	)%D
Portfolio turnover rate	38%	23%	54%	12	%E

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from July 15, 2014 through December 31, 2014 and is not annualized.

See accompanying notes

33

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Federal Tax Information

December 31, 2017 (Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended December 31, 2017. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2017.

The Fund designated the following items with regard to distributions paid during the fiscal year ended December 31, 2017. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

Bahl & Gaynor Small Cap Growth	94.28%

Qualified Dividend Income:

Bahl & Gaynor Small Cap Growth	96.88%

Long-Term Capital Gain Distributions:

Bahl & Gaynor Small Cap Growth	$1,228,061

Short-Term Capital Gain Distributions:

Bahl & Gaynor Small Cap Growth	$294,463

Shareholders received notification in January 2018 of the applicable tax information necessary to prepare their 2017 income tax returns.

34

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-five funds in the fund complex that includes the Trust, the American Beacon Select Funds and the American Beacon Institutional Funds Trust. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (81)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (48)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Women’s Empowerment (2009-2014); Director, Valley Healthcare Staffing (2017–present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Joseph B. Armes (55)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-present) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Gerard J. Arpey (59)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Brenda A. Cline (57)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

35

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term

Eugene J. Duffy (63)	Trustee since 2008	Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Thomas M. Dunning*** (75)	Trustee since 2008	Chairman Emeritus, Lockton Dunning Benefits (consulting firm in employee benefits) (2008–Present); Board Director, Oncor Electric Delivery Company LLC (2007-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Richard A. Massman (74)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus, Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities) (2009-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Barbara J. McKenna, CFA (54)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

R. Gerald Turner (72)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

OFFICERS	Term
One Year

Gene L. Needles, Jr. (63)	President since 2009	President, CEO and Director, American Beacon Advisors, Inc. (2009-Present); President, CEO and Director, Resolute Investment Managers, Inc. (2015-Present); President, CEO and Director, Resolute Acquisition, Inc. (2015-Present); President, CEO and Director, Resolute Topco, Inc. (2015-Present), President & CEO, Resolute Investment Holdings, LLC (2015-Present); President, CEO and Director, Lighthouse Holdings, Inc. (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-Present); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-Present); President, American Beacon Select Funds (2009-Present); President, American Beacon Mileage Funds (2009-2012); President, American Beacon Master Trust (2009–2012); President, American Beacon Institutional Funds Trust (2017-Present).

36

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term

Rosemary K. Behan (58)	VP, Secretary and Chief Legal Officer since 2006	Vice President and Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Holdings, LLC (2015-Present) Secretary, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, LLC (2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, Alpha Quant Advisors, LLC (2016-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Mileage Funds (2006-2012); Chief Legal Officer, Vice President and Secretary, American Beacon Master Trust (2006-2012); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present).

Brian E. Brett (57)	VP since 2004	Senior Vice President (2012-Present) and Vice President (2004-2012), American Beacon Advisors, Inc.; Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Mileage Funds (2004-2012); Vice President, American Beacon Master Trust (2004-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present).

Paul B. Cavazos (48)	VP since 2016	Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer and Assistant Treasurer, DTE Energy (2007-2016); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present).

Erica Duncan (47)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Mileage Funds (2011-2012); Vice President, American Beacon Master Trust (2011-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present).

Melinda G. Heika (56)	Treasurer since 2010	Treasurer, American Beacon Advisors, Inc. (2010-Present); Resolute Investment Managers, Inc. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, LLC (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Select Funds (2010-Present); Treasurer, American Beacon Mileage Funds (2010-2012); Treasurer, American Beacon Master Trust (2010-2012); Treasurer, American Beacon Institutional Funds Trust (2017-Present).

Terri L. McKinney (54)	VP since 2010	Vice President (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Mileage Funds (2010-2012); Vice President, American Beacon Master Trust (2010-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present).

37

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term

Jeffrey K. Ringdahl (42)	VP since 2010	Senior Vice President (2013-Present), Vice President (2010-2013), and Director (2015-Present), American Beacon Advisors, Inc.; Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Mileage Funds (2010-2012); Vice President, American Beacon Master Trust (2010-2012); Senior Vice President (2012-Present) and Manager (2015-Present), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Trustee, American Beacon NextShares Trust (2015-Present); Director and Senior Vice Present, Resolute Investment Holdings, LLC (2015-Present); Director and Senior Vice President, Resolute Topco, Inc. (2015-Present); Director and Senior Vice President, Resolute Acquisition, Inc. (2015-Present); Director and Senior Vice President, Resolute Investment Managers, Inc. (2015-Present); Director, Executive Vice President and Chief Operating Officer, Alpha Quant Advisors, LLC (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-President); Director, Shapiro Capital Management, LLC (2017-Present).

Samuel J. Silver (54)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Mileage Funds (2011-2012); Vice President, American Beacon Master Trust (2011-2012); American Beacon Institutional Funds Trust (2011-Present).

Christina E. Sears (46)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer and Vice President, Alpha Quant Advisors, LLC (2016-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer (2004-2012) and Assistant Secretary (1999-2012), American Beacon Mileage Funds; Chief Compliance Officer (2004-2012) and Assistant Secretary (1999-2012), American Beacon Master Trust; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

Sonia L. Bates (61)	Asst. Treasurer since 2011	Assistant Treasurer, American Beacon Advisors, Inc. (2011-Present); Assistant Treasurer, Resolute Investment Managers, Inc. (2015-Present); Assistant Treasurer, Resolute Acquisition, Inc. (2015-Present); Assistant. Treasurer, Resolute Topco, Inc. (2015-Present); Assistant Treasurer, Resolute Investment Holdings, LLC.; Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Select Funds (2011-Present); Assistant Treasurer American Beacon Mileage Funds (2011-2012); Assistant Treasurer, American Beacon Master Trust (2011-2012); Assistant Treasurer, American Beacon Institutional Funds Trust (2017-Present).

Shelley D. Abrahams (43)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Advisors, Inc. (2008-Present); Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Mileage Funds (2008-2012); Assistant Secretary, American Beacon Master Trust (2008-2012); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

38

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term

Rebecca L. Harris (51)	Assistant Secretary since 2010	Vice President, American Beacon Advisors, Inc. (2016-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Mileage Funds (2010-2012); Assistant Secretary, American Beacon Master Trust (2010-2012); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

Diana N. Lai (42)	Assistant Secretary since 2012	Assistant Secretary, American Beacon Advisors, Inc. (2012-Present); Assistant Secretary, American Beacon Select Funds (2012-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

Teresa A. Oxford (59)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

*** Mr. Dunning retired as of 12/31/2017. Douglas A. Lindgren became a new Trustee to each of the Trusts on 1/1/2018.

39

American Beacon FundsSM

Privacy Policy

December 31, 2017 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

40

Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Bahl & Gaynor Small Cap Growth Fund are service marks of American Beacon Advisors, Inc.

AR 12/17

American Beacon® FUNDS

2017 ANNUAL REPORT

December 31, 2017

AHL MANAGED FUTURES STRATEGY FUND

IONIC STRATEGIC ARBITRAGE FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

AHL MANAGED FUTURES STRATEGY FUND

Investing in derivative instruments involves liquidity, credit, interest rate and market risks. The use of quantitative models may lead to high levels of trading and concentration among certain investments, resulting in higher trading costs and return volatility. Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Regulatory changes may impair the Fund’s ability to qualify for federal income tax treatment as a regulated investment company, which could result in the Fund and shareholders incurring significant income tax expense. The Fund may have high portfolio turnover risk, which could increase the Fund’s transaction costs and possibly have a negative impact on performance. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund.

IONIC STRATEGIC ARBITRAGE FUND

The Fund’s strategy of investing in a variety of arbitrage strategies entails certain risks including that the sub-advisor’s judgments about allocation between such strategies, as well as individual arbitrage opportunities, may not perform to expectations, resulting in the Fund’s underperformance or even losses versus other similar funds. Arbitrage is the simultaneous purchase and sale of an asset or assets to take advantage of a perceived pricing anomaly. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and possibly have a negative impact on performance. Small- or mid-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. The use of fixed-income securities, including convertible securities, entails interest rate and credit risks. In addition, the value of a convertible security could fluctuate based on the value of the underlying stock. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in derivative instruments involves liquidity, credit, interest rate and market risks. Short sales involve special risks, including greater reliance on the sub-advisor’s ability to accurately anticipate the future value of a security or instrument; the Fund’s losses are potentially unlimited in a short sale.

Please see the prospectus for a complete discussion of the Funds’ risks. There can be no assurances that the investment objectives of these Funds will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	December 31, 2017

Additional Information	Back Cover

President’s Message

Dear Shareholders,

At American Beacon, we are proud to offer a broad range of equity, fixed- income and alternative mutual fund products for institutions and individuals. Our mutual funds – which span the domestic, international, global, frontier and emerging markets – are sub-advised by experienced portfolio managers who employ distinctive investment processes to manage assets through a variety of economic and market conditions. Together, we work diligently to help our clients and shareholders meet their long-term financial goals.

Institutional wisdom, enduring value. Since our inception as a pension fiduciary in 1986, American Beacon has focused on identifying and overseeing institutional investment managers and portfolio risk management. In 1987, we leveraged our size and experience to launch a series of sub-advised, multi-

manager mutual funds providing individual investors access to many of the same institutional managers as our pension clients. Following the financial crisis in 2008, we saw that investors were looking for unique solutions from managers who were not necessarily mainstream. In 2010, we began offering mutual funds from single managers with distinctive investment styles or asset classes. As we continue to expand our family of funds, our solutions- based approach provides innovative investments.

Guiding principles. Our “manager of managers” philosophy is built on a long-standing history of innovative thinking, discipline and consistency in applying our solutions-based approach. As a manager of managers, our goal is to engage the most effective money managers for each asset class, investment style or market strategy – whether through a single sub-advisor or a combination of sub-advisors. Because we take our fiduciary responsibilities very seriously, our thorough manager evaluation and selection process is rigorous and ongoing. Our guiding principles – predictability, style consistency, competitive pricing and long-term relationships – provide a strong foundation for our due-diligence process. Our broad range of mutual funds helps investors navigate the economic storms and market downturns in the U.S. and abroad. Our years of experience evaluating sub-advisors have led us to identify and partner with asset managers who have adhered to their disciplined processes for many years and through multiple market cycles.

Focus on asset protection and risk mitigation. We strive to provide innovative, long-term products without gimmicks. From offering some of the first multi-manager funds, one of the first retirement-income funds and the first open-end mutual fund in the U.S. to focus primarily on frontier-market debt, our robust history includes applying a disciplined, solutions-based approach to our product development process to help protect assets and mitigate risk.

Thank you for your continued interest in American Beacon. For additional information about our funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

Alternative Investments

Market Overview

December 31, 2017 (Unaudited)

Equity and bond markets produced solid returns throughout 2017, which was a period of unusually low volatility and provided tailwinds for traditional investment strategies. The S&P 500 Index and Bloomberg Barclays U.S. Aggregate Bond Index returned 21.8% and 3.5%, respectively. However, the market environment produced mixed results for alternative investment strategies.

The decline in volatility during 2017 was substantial as 90-day realized volatility for the S&P 500 Index ended the year at its lowest level in more than 50 years. Low volatility was not limited to equities as yields on 10-year Treasuries remained within a trading range of 60 basis points (0.60%) – the narrowest range in more than 50 years. Part of the impetus for such unprecedented low volatility seems to have been continued investor complacency fueled by accelerating economic growth and euphoria over the prospects for tax cuts. While marking its ninth consecutive year of gains, the S&P 500 Index remarkably did not report a single monthly decline in 2017.

Even more unusual, however, were the range-bound Treasury yields given a more hawkish Federal Reserve, increasing inflation expectations and the lowest unemployment rate in nearly 20 years. These factors, coupled with a pronounced flattening in the two- to 10-year Treasury yield curve to a low of 57 basis points (0.57%) – the flattest yield curve since 2007 – typically lead to higher volatility or expectations of recession. However, such was not the case last year. While these conflicting signals can perhaps be explained by sustained purchases of longer-dated Treasuries by foreign central banks, the fact that Treasury yields exhibited such low volatility remains surprising.

Traditional asset classes and higher-beta strategies thrived in 2017, while relative-value-oriented managers were challenged. Not surprisingly, the HFRX Equity Hedge Index gained 10.0% and the HFRX Absolute Return Index returned a modest 3.4%. The HFRX ED/Merger Arbitrage Index gained 2.2% as a decline in corporate transaction activity limited opportunities for event-driven strategies in general. Their performance was further affected in the fourth quarter when several large merger deals faltered. Trend-following strategies also produced meager returns in comparison to traditional asset classes as exhibited by the Morningstar Managed Futures category average return of 3.0% for the year. While the equity markets generally offered stable, consistent trends, many other sectors were trendless and difficult to trade.

American Beacon AHL Managed Futures Strategy FundSM

Performance Overview

December 31, 2017 (Unaudited)

The Investor Class of the American Beacon AHL Managed Futures Strategy Fund (the “Fund”) returned 4.78% for the twelve months ended December 31, 2017.

Comparison of Change in Value of a $10,000 Investment for the period from 8/19/2014 through 12/31/2017

Total Returns for the Period ended December 31, 2017
	Ticker	1 Year	3 Years	Since Inception (8/19/2014)	Value of $10,000 8/19/2014- 12/31/2017
Institutional Class (1,5)	AHLIX	5.21%	1.22%	4.94%	$11,764
Y Class (1,5)	AHLYX	5.13%	1.13%	4.83%	$11,722
Investor Class (1,5)	AHLPX	4.78%	0.82%	4.51%	$11,603
A without Sales Charge (1,2,5)	AHLAX	4.67%	0.78%	4.48%	$11,590
A with Sales Charge (1,2,5)	AHLAX	(1.33)%	(1.20)%	2.66%	$10,924
C without Sales Charge (1,3,5)	AHLCX	4.06%	0.06%	3.74%	$11,315
C with Sales Charge (1,3,5)	AHLCX	3.06%	0.06%	3.74%	$11,315

BofA Merrill Lynch 3-Month Treasury Bill Index (4)		0.86%	0.41%	0.37%	$10,124

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown.

2.	A Class shares have a maximum sales charge of 5.75%.

3.	C Class has a maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of the date of purchase.

American Beacon AHL Managed Futures Strategy FundSM

Performance Overview

December 31, 2017 (Unaudited)

4.	The BofA Merrill Lynch 3-Month Treasury Bill Index is designed to measure the total return on cash, including price and interest income, based on short- term government Treasury bills of about 90-day maturity. One cannot directly invest in an index.

5.	The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares were 1.90%, 1.97%, 2.13%, 2.29%, and 3.04%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

For the period, Equities was the only sector to have positive performance making it far and away the best performing sector returning approximately 14.6%. The stellar performance was led by long positions in the Korean Kospi which added approximately 2.7% followed by long positions in the S&P 500 which contributed approximately 1.9% to the Fund.

The remaining sectors in the Fund all detracted from performance for the annual period. The worst performer in the strategy was Fixed Income, which lost approximately 4.9%, and all markets were negative for the year. Short Sterling detracted the most (down 0.6%) with the bulk of the losses coming from long positions in September when the Bank of England hinted at a rate rise in November. Long positioning in the German 10-year bund for the majority of the period lost approximately 0.6%.

Commodities also detracted from Fund returns by about 1.9%. Precious Metals positions hurt performance the most, led by mixed positioning in Gold (down 1.5%) and primarily short positioning in Silver (down 1.1%).

Lastly, the Currency sector was detrimental to Fund performance losing approximately 1.7% for the period. Losses were led by the Japanese yen versus U.S dollar pair (down 1.5%) which was long the yen for most of the year except for August and September. A long position in the British pound versus the U.S. dollar lost approximately 0.9%.

Looking forward, the Fund’s sub-advisor will continue to implement its trading strategy designed to capitalize on price trends (up or down) in a broad range of global equities, fixed income, currency, and commodity futures markets; seeking to achieve the Fund’s goal of capital growth.

Commodities		% of VaR	*
Natural Gas	Short	7.24
Crude Oil	Long	6.54
Copper	Long	5.61
RBOB Gasoline	Long	3.04
Silver	Short	2.34

Currencies		% of VaR	*
JPY/USD	Short	5.37
EUR/USD	Long	3.97
GBP/USD	Long	2.57
AUD/USD	Long	2.10
CLP/USD	Long	1.87

Equities		% of VaR	*
Korean Kospi	Long	2.34
Hang Seng	Long	1.87
Russell 2000 Index	Long	1.64
Nasdaq 100 Index	Long	1.64
Australian SPI 200 Index	Long	1.40

Interest Rate		% of VaR	*
U.S. Treasuries	Long	1.87
Eurodollar	Long	1.40
Euro Bond	Long	0.93
Japanese Bonds	Long	0.70
Euribor	Short	0.70

*	Value at Risk (“VaR”) is a measure of the potential loss in value of a portfolio over a defined period for a given confidence interval. A one-day VaR at the 95% confidence level represents that there is a 5% probability that the mark-to-market loss on the portfolio over a one-day horizon will exceed the value (assuming normal markets and no trading in the portfolio).

American Beacon Ionic Strategic Arbitrage FundSM

Performance Overview

December 31, 2017 (Unaudited)

The Investor Class of the American Beacon Ionic Strategic Arbitrage Fund (the “Fund”) returned -0.49% for the twelve months ended December 31, 2017.

Comparison of Change in Value of a $10,000 Investment for the period from 9/01/2013 through 12/31/2017

Total Returns for the Period ended December 31, 2017
	Ticker	1 Year	3 Years	Since Inception (9/1/2013)	Value of $10,000 9/1/2013- 12/31/2017
Institutional Class (1,7)	IONIX	(0.04)%	1.93%	2.37%	$11,069
Y Class (1,2,7)	IONYX	(0.27)%	1.88%	2.34%	$11,054
Investor Class (1,3,7)	IONPX	(0.49)%	1.64%	2.17%	$10,976
A without Sales Charge (1,4,7)	IONAX	(0.51)%	1.63%	2.17%	$10,974
A with Sales Charge (1,4,7)	IONAX	(5.24)%	0.01%	1.03%	$10,455
C without Sales Charge (1,5,7)	IONCX	(1.33)%	0.96%	1.70%	$10,758
C with Sales Charge (1,5,7)	IONCX	(2.33)%	0.96%	1.70%	$10,758

Bloomberg Barclays U.S. Aggregate Index (6)		3.54%	2.24%	3.10%	$11,416
BofA Merrill Lynch 3-Month LIBOR Index (6)		1.11%	0.67%	0.53%	$10,233

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Simultaneous with the commencement of the Fund’s investment operations on June 30, 2015, the Ionic Absolute Return Fund LLC (“Private Fund”), a privately offered investment fund managed by the Fund’s sub-advisor transferred its assets to the Institutional Class shares of the Fund. A portion of the fees charged to each Class of the Fund has been waived since 6/30/15. Performance prior to waiving fees was lower than actual returns shown.

2.	Fund performance for the three-year and since inception periods represents the total returns achieved by the Institutional Class from 9/1/13 up to 6/30/15, the inception date of the Y Class. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 9/1/13.

American Beacon Ionic Strategic Arbitrage FundSM

Performance Overview

December 31, 2017 (Unaudited)

3.	Fund performance for the three-year and since inception periods represents the total returns achieved by the Institutional Class from 9/1/13 up to 6/30/15, the inception date of the Investor Class. Expenses of the Investor Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Investor Class been in existence since 9/1/13.

4.	Fund performance for the three-year and since inception periods represents the total returns achieved by the Institutional Class from 9/1/13 up to 6/30/15, the inception date of the A Class. Expenses of the A Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 9/1/13. A Class shares have a maximum sales charge of 5.75%.

5.	Fund performance for the three-year and since inception periods represents the total returns achieved by the Institutional Class from 9/1/13 up to 6/30/15, the inception date of the C Class. Expenses of the C Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 9/1/13. C Class has a maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of the date of purchase.

6.	The BofA Merrill Lynch 3-Month LIBOR Index represents the London interbank offered rate (LIBOR) with a constant 3-month average maturity. LIBOR is a composite of the rates of interest at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates. The Bloomberg Barclays U.S. Aggregate Index is a market weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities. One cannot directly invest in an index.

7.	The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares were 3.20%, 3.27%, 3.51%, 3.64%, and 4.38%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Relative to the performance of the equities markets, the Fund has tended to perform better when more volatility was present (positive performance in 11 of the 13 months since inception when S&P was down) and underperform during periods of steady gains and low or decreasing volatility, as was the case in 2017. Using the 11.1 average price of the VIX Index as a benchmark (the lowest since its inception in 1990), 2017 can be considered one of the least volatile years on record. While a recovery of corporate earnings has likely contributed to the current low volatility environment, quantitative easing among central bankers around the world since 2008 appears to have been the biggest factor behind this sustained low volatility.

The lack of volatility remained a headwind for the Fund overall and the Fund’s Volatility Arbitrage strategy in particular. Losses in the Volatility Arbitrage strategy were primarily attributable to long volatility-oriented exposure in foreign exchange and emerging market equity positions. U.S. equity positions designed to benefit from the gap between realized and implied volatility mitigated some of these losses. Positions established to benefit from changing volatility levels in gold throughout the year were also accretive to performance.

The Fund’s Convertible Arbitrage strategy contributed positively to performance during the period. Though headline equity volatility declined sharply in 2017, a high level of dispersion benefited the strategy, creating price movement in a number of underlying equity positions that were additive to performance. Tighter credit spreads over the course of the year were also beneficial and, coupled with a lack of new issuance, caused valuations in the U.S. convertible market to move higher.

The Fund’s Equity Arbitrage strategy added to returns over the period and, in particular, had a strong fourth quarter. Positions in closed-end funds in the Energy and MLP sector were top contributors in the fourth quarter as well as two event-oriented positions in the Technology and Healthcare sectors. Over the course of the year, an index ETF position designed to benefit from lower volatility was the strongest performer. While lower overall equity volatility negatively impacted warrant positions in the strategy, two capital structure arbitrage positions in the Technology sector and a merger arbitrage position were the primary drivers of underperformance during the fourth quarter when a number of large corporate transactions faltered and caused spread widening across the event driven space.

The Credit/Interest Rate Arbitrage strategy detracted from performance over the period. This was primarily attributable to the impact that the pronounced flattening in the yield curve had on the Fund’s positions in mortgage derivatives. Over the course of year, the spread between two-year and ten-year treasuries narrowed

American Beacon Ionic Strategic Arbitrage FundSM

Performance Overview

December 31, 2017 (Unaudited)

significantly. In response to these narrowing spreads, the Fund reduced exposure to mortgage derivatives and increased positions in closed-end funds focusing on the floating rate loan sector. These closed-end funds generated solid gains as net asset value discounts narrowed meaningfully.

The Fund’s sub-advisor continues to allocate assets among arbitrage strategies, including Convertible, Credit/Interest Rate, Equity and Volatility Arbitrage, seeking capital appreciation with low volatility and low correlation to the broader equity, interest rate and currency markets.

Positions By Investment Strategy			Fund
Convertible Arbitrage			31
Credit/Interest Rate Arbitrage			5
Equity Arbitrage			46
Volatility Arbitrage			14
Total			96

Investment Strategy Exposure (%)	LMV	*	SMV **
Convertible Arbitrage	40		(28)
Credit/Interest Rate Arbitrage	26		-
Equity Arbitrage	32		(47)
Volatility Arbitrage	27		(12)
Total	125		(87)

*	Long Market Value
**	Short Market Value

American Beacon FundsSM

Expense Examples

December 31, 2017 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from July 1, 2017 through December 31, 2017.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon FundsSM

Expense Examples

December 31, 2017 (Unaudited)

American Beacon AHL Managed Futures Strategy Fund
	Beginning Account Value 7/1/2017	Ending Account Value 12/31/2017	Expenses Paid During Period 7/1/2017-12/31/2017*
Institutional Class
Actual	$1,000.00	$1,058.20	$7.99
Hypothetical**	$1,000.00	$1,017.40	$7.83
Y Class
Actual	$1,000.00	$1,058.50	$8.51
Hypothetical**	$1,000.00	$1,016.90	$8.34
Investor Class
Actual	$1,000.00	$1,057.00	$9.95
Hypothetical**	$1,000.00	$1,015.50	$9.75
A Class
Actual	$1,000.00	$1,055.90	$10.00
Hypothetical**	$1,000.00	$1,015.50	$9.80
C Class
Actual	$1,000.00	$1,053.00	$13.92
Hypothetical**	$1,000.00	$1,011.60	$13.64

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.54%, 1.64%, 1.92%, 1.94%, and 2.69% for the Institutional, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

American Beacon Ionic Strategic Arbitrage Fund
	Beginning Account Value 7/1/2017	Ending Account Value 12/31/2017	Expenses Paid During Period 7/1/2017-12/31/2017*
Institutional Class
Actual	$1,000.00	$1,000.70	$12.51
Hypothetical**	$1,000.00	$1,012.70	$12.58
Y Class
Actual	$1,000.00	$999.50	$14.16
Hypothetical**	$1,000.00	$1,011.00	$14.24
Investor Class
Actual	$1,000.00	$998.50	$15.26
Hypothetical**	$1,000.00	$1,009.90	$15.35
A Class
Actual	$1,000.00	$998.20	$15.71
Hypothetical**	$1,000.00	$1,009.50	$15.80
C Class
Actual	$1,000.00	$993.40	$18.64
Hypothetical**	$1,000.00	$1,006.50	$18.76

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 2.48%, 2.81%, 3.03%, 3.12%, and 3.71% for the Institutional, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Shareholders of American Beacon AHL Managed Futures Strategy Fund and American Beacon Ionic Strategic Arbitrage Fund and the Board of Trustees of American Beacon Funds

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of American Beacon AHL Managed Futures Strategy Fund and the statement of assets and liabilities of American Beacon Ionic Strategic Arbitrage Fund (collectively referred to as the “Funds”), (two of the funds constituting American Beacon Funds (the “Trust”)), including the (consolidated) schedules of investments, as of December 31, 2017, and the related (consolidated) statements of operations and changes in net assets, and the (consolidated) financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the (consolidated) financial position of each of the Funds (two of the funds constituting American Beacon Funds) at December 31, 2017, and the (consolidated) results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the American Beacon Funds	Statement of operations	Statements of changes in net assets	Financial highlights
American Beacon AHL Managed Futures Strategy Fund and its subsidiary	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017	For each of the three years in the period ended December 31, 2017 and the period from August 19, 2014 (commencement of operations) to December 31, 2014

American Beacon Ionic Strategic Arbitrage Fund	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017	For each of the two years in the period ended December 31, 2017 and the period from June 30, 2015 (commencement of operations) to December 31, 2015

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more American Beacon investment companies since 1987.

Dallas, Texas

February 28, 2018

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2017

	Shares	Fair Value

SHORT-TERM INVESTMENTS - 89.90%
Investment Companies - 3.93%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.13%A B C	20,549,617	$20,549,617

	Principal Amount
U.S. Treasury Obligations - 85.97%
U.S. Treasury Bills,
0.977%, Due 1/11/2018A	$56,500,000	56,483,368
1.018%, Due 1/25/2018A	56,100,000	56,055,915
1.034%, Due 2/1/2018A	56,000,000	55,940,947
1.060%, Due 2/8/2018A	81,000,000	80,895,833
1.091%, Due 3/1/2018	5,000,000	4,989,749
1.150%, Due 3/8/2018A	47,500,000	47,389,043
1.361%, Due 3/29/2018A	59,500,000	59,305,448
1.249%, Due 4/12/2018A	74,500,000	74,212,347
1.514%, Due 6/21/2018A	14,000,000	13,900,833

		449,173,483

Total Short-Term Investments (Cost $469,850,037)		469,723,100

TOTAL INVESTMENTS – 89.90% (Cost $469,850,037)		469,723,100
OTHER ASSETS, NET OF LIABILITIES – 10.10%		52,761,346

TOTAL NET ASSETS - 100.00%		$522,484,446

Percentages are stated as a percent of net assets.

A All or a portion represents positions held by the American Beacon Cayman Managed Futures Strategy Fund, Ltd.

B The Fund is affiliated by having the same investment advisor.

C 7-day yield.

Futures Contracts Open on December 31, 2017:

Long Futures

Commodity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Brent Crude FuturesA	351	January 2018	$22,290,807	$23,471,370	$1,180,563
Copper FuturesA	286	March 2018	22,839,827	23,598,575	758,748
Gasoline RBOB FuturesA	239	January 2018	17,521,193	18,026,240	505,047
Gold 100oz FuturesA	182	February 2018	23,601,303	23,829,260	227,957
LME Copper FuturesA	207	March 2018	35,041,919	37,505,812	2,463,893
LME Lead FuturesA	172	March 2018	10,826,740	10,696,250	(130,490)
LME Nickel FuturesA	4	February 2018	281,906	305,712	23,806
LME Nickel FuturesA	60	March 2018	4,105,749	4,593,600	487,851
LME Primary Aluminum FuturesA	4	January 2018	214,958	225,825	10,867
LME Primary Aluminum FuturesA	588	March 2018	31,692,838	33,391,050	1,698,212
LME Zinc FuturesA	322	March 2018	25,537,006	26,770,275	1,233,269
Low Sulphur Gasoil FuturesA	244	January 2018	13,747,159	14,646,100	898,941
Low Sulphur Gasoil FuturesA	2	February 2018	119,627	120,350	723
NY Harbor ULSD FuturesA	169	January 2018	13,822,174	14,679,374	857,200
WTI Crude FuturesA	457	January 2018	26,727,587	27,611,940	884,353

			$248,370,793	$259,471,733	$11,100,940

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2017

Currency Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Australian Dollar Currency Futures	510	March 2018	$39,363,868	$39,836,100	$472,232
British Pound Currency Futures	621	March 2018	52,170,355	52,618,106	447,751
Canadian Dollar Currency Futures	323	March 2018	25,669,428	25,807,700	138,272
Euro Currency Futures	631	March 2018	94,129,554	95,245,506	1,115,952

			$211,333,205	$213,507,412	$2,174,207

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Amsterdam Index Futures	89	January 2018	$11,797,430	$11,638,275	$(159,155)
CAC40 Index Futures	138	January 2018	8,976,038	8,800,053	(175,985)
DAX Index Futures	38	March 2018	15,042,715	14,727,214	(315,501)
Euro Stoxx 50 Index Futures	336	March 2018	14,439,795	14,093,167	(346,628)
FTSE 100 Index Futures	252	March 2018	25,364,327	26,037,403	673,076
FTSE/JSE Top 40 Index Futures	420	March 2018	17,666,046	18,039,645	373,599
FTSE/MIB Index Futures	61	March 2018	8,274,176	7,968,372	(305,804)
Hang Seng Index Futures	326	January 2018	38,143,050	38,441,279	298,229
KOSPI 200 Index Futures	427	March 2018	32,143,837	32,522,080	378,243
Mini MSCI EAFE Index Futures	184	March 2018	18,580,398	18,818,600	238,202
Mini MSCI Emerging Markets Index Futures	288	March 2018	16,120,355	16,757,280	636,925
MSCI Taiwan Stock Index Futures	294	January 2018	11,404,236	11,554,200	149,964
NASDAQ 100 E-Mini Futures	214	March 2018	27,476,562	27,429,450	(47,112)
Nikkei 225 (SGX) Futures	163	March 2018	16,385,107	16,462,783	77,676
OMXS30 Index Futures	318	January 2018	6,299,817	6,114,339	(185,478)
Russell 2000 E-Mini Index Futures	307	March 2018	23,472,565	23,585,275	112,710
S&P 500 E-Mini Index Futures	302	March 2018	40,233,414	40,407,600	174,186
S&P/TSX 60 Index Futures	142	March 2018	21,648,780	21,700,914	52,134
SPI 200 Futures	323	March 2018	38,081,126	38,021,489	(59,637)
TOPIX Index Futures	127	March 2018	20,269,651	20,484,599	214,948

			$411,819,425	$413,604,017	$1,784,592

Interest Rate Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
3-Month Euro Euribor Futures	1,883	March 2019	$566,520,847	$566,209,407	$(311,440)
3-Month Euro Euribor Futures	270	December 2019	81,061,813	80,964,855	(96,958)
3-Month Euro Euribor Futures	1	September 2020	299,510	299,089	(421)
90-Day Sterling Futures	81	March 2019	13,579,339	13,581,541	2,202
Australian 10-Year Bond Futures	66	March 2018	6,713,626	6,667,378	(46,248)
Euro-Bund Futures	210	March 2018	41,151,999	40,770,529	(381,470)
Euro-Buxl 30-Year Bond Futures	57	March 2018	11,431,850	11,215,498	(216,352)
Japanese 10-Year Government Bond Futures	78	March 2018	104,470,401	104,401,598	(68,803)
Long GILT Futures	58	March 2018	9,774,652	9,819,989	45,337
U.S. Ultra Bond Futures	74	March 2018	12,405,324	12,406,563	1,239

			$847,409,361	$846,336,447	$(1,072,914)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2017

Short Futures

Commodity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Cocoa FuturesA	323	March 2018	$(6,191,572)	$(6,111,160)	$80,412
Coffee FuturesA	231	March 2018	(11,018,513)	(10,932,075)	86,438
Corn FuturesA	747	March 2018	(13,191,144)	(13,100,513)	90,631
Kansas City Hard Red Winter Wheat FuturesA	357	March 2018	(7,760,129)	(7,626,413)	133,716
LME Copper FuturesA	68	March 2018	(11,262,450)	(12,320,750)	(1,058,300)
LME Lead FuturesA	97	March 2018	(6,033,335)	(6,032,188)	1,147
LME Nickel FuturesA	27	March 2018	(1,769,421)	(2,067,120)	(297,699)
LME Primary Aluminum FuturesA	4	January 2018	(211,092)	(225,825)	(14,733)
LME Primary Aluminum FuturesA	244	March 2018	(12,671,630)	(13,856,150)	(1,184,520)
LME Zinc FuturesA	118	March 2018	(9,215,647)	(9,810,225)	(594,578)
Natural Gas FuturesA	970	January 2018	(26,405,429)	(28,644,100)	(2,238,671)
Natural Gas Swap FuturesA	148	March 2018	(1,035,123)	(1,017,130)	17,993
Natural Gas Swap FuturesA	148	April 2018	(1,035,123)	(1,014,170)	20,953
Natural Gas Swap FuturesA	148	May 2018	(1,035,123)	(1,026,010)	9,113
Natural Gas Swap FuturesA	148	June 2018	(1,035,123)	(1,037,480)	(2,357)
Natural Gas Swap FuturesA	148	July 2018	(1,035,123)	(1,038,590)	(3,467)
Natural Gas Swap FuturesA	148	August 2018	(1,035,123)	(1,031,930)	3,193
Natural Gas Swap FuturesA	148	September 2018	(1,035,123)	(1,040,440)	(5,317)
Natural Gas Swap FuturesA	168	October 2018	(1,256,882)	(1,204,140)	52,742
Natural Gas Swap FuturesA	168	November 2018	(1,256,882)	(1,258,740)	(1,858)
Natural Gas Swap FuturesA	168	December 2018	(1,256,882)	(1,294,020)	(37,138)
Natural Gas Swap FuturesA	168	January 2019	(1,256,882)	(1,285,620)	(28,738)
Natural Gas Swap FuturesA	168	February 2019	(1,256,882)	(1,259,580)	(2,698)
Silver FuturesA	237	March 2018	(19,225,426)	(20,316,825)	(1,091,399)
Soybean FuturesA	375	March 2018	(18,231,536)	(18,032,812)	198,724
Sugar #11 World FuturesA	640	February 2018	(9,962,916)	(10,866,688)	(903,772)

			$(166,680,511)	$(173,450,694)	$(6,770,183)

Currency Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Japanese Yen Currency Futures	1,067	March 2018	$(118,236,741)	$(118,890,475)	$(653,734)
Mexican Peso Futures	691	March 2018	(17,461,374)	(17,302,640)	158,734
New Zealand Dollar Currency Futures	52	March 2018	(3,608,448)	(3,685,240)	(76,792)
Swiss Franc Currency Futures	116	March 2018	(14,738,846)	(14,974,150)	(235,304)
U.S. Dollar Index Futures	623	March 2018	(58,046,329)	(57,207,598)	838,731

			$(212,091,738)	$(212,060,103)	$31,635

Interest Rate Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
90-Day Eurodollar Futures	1,050	March 2019	$(256,824,682)	$(256,711,875)	$112,807
90-Day Eurodollar Futures	628	December 2019	(153,393,282)	(153,341,900)	51,382
90-Day Eurodollar Futures	481	September 2020	(117,417,156)	(117,412,100)	5,056
90-Day Sterling Futures	68	December 2019	(11,374,151)	(11,384,539)	(10,388)
Australian 3-Year Bond Futures	785	March 2018	(68,170,790)	(68,212,075)	(41,285)
Euro-Bobl Futures	369	March 2018	(58,312,731)	(58,315,769)	(3,038)
Euro-Schatz Futures	331	March 2018	(44,494,401)	(44,506,129)	(11,728)
U.S. Long Bond Futures	54	March 2018	(8,150,822)	(8,262,000)	(111,178)
U.S. Treasury 10-Year Note Futures	373	March 2018	(46,113,438)	(46,269,485)	(156,047)
U.S. Treasury 2-Year Note Futures	605	March 2018	(129,813,030)	(129,536,173)	276,857
U.S. Treasury 2-Year Note Futures	678	March 2018	(79,004,259)	(78,759,235)	245,024

			$(973,068,742)	$(972,711,280)	$357,462

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2017

Forward Foreign Currency Contracts Open on December 31, 2017:

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
PHP	50,065	USD	49,462	1/10/2018	DUB	$603	$-	$603
PHP	450,586	USD	445,810	1/10/2018	DUB	4,776	-	4,776
PHP	1,301,692	USD	1,283,367	1/10/2018	DUB	18,325	-	18,325
PHP	8,911,585	USD	8,794,466	1/10/2018	DUB	117,119	-	117,119
USD	150,213	PHP	150,195	1/10/2018	DUB	18	-	18
USD	50,147	PHP	50,065	1/10/2018	DUB	82	-	82
USD	50,120	PHP	50,065	1/10/2018	DUB	55	-	55
INR	19,210,917	USD	18,954,602	1/12/2018	DUB	256,315	-	256,315
INR	20,149,943	USD	19,661,892	1/12/2018	DUB	488,051	-	488,051
TWD	84,075	USD	84,300	1/18/2018	DUB	-	(225)	(225)
TWD	756,672	USD	759,852	1/18/2018	DUB	-	(3,180)	(3,180)
TWD	1,345,195	USD	1,349,619	1/18/2018	DUB	-	(4,424)	(4,424)
TWD	1,681,494	USD	1,689,646	1/18/2018	DUB	-	(8,152)	(8,152)
TWD	1,765,569	USD	1,777,173	1/18/2018	DUB	-	(11,604)	(11,604)
TWD	3,951,511	USD	3,925,827	1/18/2018	DUB	25,684	-	25,684
USD	167,399	TWD	168,149	1/18/2018	DUB	-	(750)	(750)
USD	167,123	TWD	168,149	1/18/2018	DUB	-	(1,026)	(1,026)
USD	166,906	TWD	168,149	1/18/2018	DUB	-	(1,243)	(1,243)
USD	167,532	TWD	168,149	1/18/2018	DUB	-	(617)	(617)
USD	166,989	TWD	168,149	1/18/2018	DUB	-	(1,160)	(1,160)
USD	166,933	TWD	168,149	1/18/2018	DUB	-	(1,216)	(1,216)
USD	167,336	TWD	168,149	1/18/2018	DUB	-	(813)	(813)
USD	83,628	TWD	84,075	1/18/2018	DUB	-	(447)	(447)
USD	83,495	TWD	84,075	1/18/2018	DUB	-	(580)	(580)
USD	83,579	TWD	84,075	1/18/2018	DUB	-	(496)	(496)
USD	83,724	TWD	84,075	1/18/2018	DUB	-	(351)	(351)
USD	83,660	TWD	84,075	1/18/2018	DUB	-	(415)	(415)
USD	83,459	TWD	84,075	1/18/2018	DUB	-	(616)	(616)
USD	83,722	TWD	84,075	1/18/2018	DUB	-	(353)	(353)
USD	83,629	TWD	84,075	1/18/2018	DUB	-	(446)	(446)
USD	83,431	TWD	84,075	1/18/2018	DUB	-	(644)	(644)
KRW	186,892	USD	184,180	1/22/2018	DUB	2,712	-	2,712
KRW	467,231	USD	460,409	1/22/2018	DUB	6,822	-	6,822
KRW	23,361,547	USD	23,010,935	1/22/2018	DUB	350,612	-	350,612
KRW	23,828,778	USD	23,401,795	1/22/2018	DUB	426,983	-	426,983
BRL	30,147	USD	30,970	1/3/2018	HUS	-	(823)	(823)
BRL	30,147	USD	30,994	1/3/2018	HUS	-	(847)	(847)
BRL	60,294	USD	62,000	1/3/2018	HUS	-	(1,706)	(1,706)
BRL	60,294	USD	62,000	1/3/2018	HUS	-	(1,706)	(1,706)
BRL	60,294	USD	60,768	1/3/2018	HUS	-	(474)	(474)
BRL	60,294	USD	62,000	1/3/2018	HUS	-	(1,706)	(1,706)
BRL	60,294	USD	62,000	1/3/2018	HUS	-	(1,706)	(1,706)
BRL	90,440	USD	92,766	1/3/2018	HUS	-	(2,326)	(2,326)
BRL	90,440	USD	92,766	1/3/2018	HUS	-	(2,326)	(2,326)
BRL	90,440	USD	92,881	1/3/2018	HUS	-	(2,441)	(2,441)
BRL	90,440	USD	92,809	1/3/2018	HUS	-	(2,369)	(2,369)
BRL	90,440	USD	92,971	1/3/2018	HUS	-	(2,531)	(2,531)
BRL	90,440	USD	91,141	1/3/2018	HUS	-	(701)	(701)
BRL	90,440	USD	91,113	1/3/2018	HUS	-	(673)	(673)
BRL	90,440	USD	91,113	1/3/2018	HUS	-	(673)	(673)
BRL	90,440	USD	92,968	1/3/2018	HUS	-	(2,528)	(2,528)
BRL	90,440	USD	92,824	1/3/2018	HUS	-	(2,384)	(2,384)
BRL	355,732	USD	364,850	1/3/2018	HUS	-	(9,118)	(9,118)
BRL	414,519	USD	424,947	1/3/2018	HUS	-	(10,428)	(10,428)
BRL	542,643	USD	557,634	1/3/2018	HUS	-	(14,991)	(14,991)
BRL	544,451	USD	558,493	1/3/2018	HUS	-	(14,042)	(14,042)
BRL	560,731	USD	575,104	1/3/2018	HUS	-	(14,373)	(14,373)
BRL	572,789	USD	588,928	1/3/2018	HUS	-	(16,139)	(16,139)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2017

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	649,362	USD	666,007	1/3/2018	HUS	$-	$(16,645)	$(16,645)
BRL	679,509	USD	698,023	1/3/2018	HUS	-	(18,514)	(18,514)
BRL	790,751	USD	811,547	1/3/2018	HUS	-	(20,796)	(20,796)
BRL	934,551	USD	958,358	1/3/2018	HUS	-	(23,807)	(23,807)
BRL	942,088	USD	965,430	1/3/2018	HUS	-	(23,342)	(23,342)
BRL	1,024,992	USD	1,051,883	1/3/2018	HUS	-	(26,891)	(26,891)
BRL	1,099,153	USD	1,128,933	1/3/2018	HUS	-	(29,780)	(29,780)
BRL	1,198,939	USD	1,230,660	1/3/2018	HUS	-	(31,721)	(31,721)
BRL	1,386,753	USD	1,429,637	1/3/2018	HUS	-	(42,884)	(42,884)
BRL	33,342,377	USD	34,199,134	1/3/2018	HUS	-	(856,757)	(856,757)
USD	10,118,505	BRL	10,038,889	1/3/2018	HUS	79,616	-	79,616
USD	2,187,133	BRL	2,185,946	1/3/2018	HUS	1,187	-	1,187
USD	2,079,917	BRL	2,071,991	1/3/2018	HUS	7,926	-	7,926
USD	1,975,983	BRL	1,974,315	1/3/2018	HUS	1,668	-	1,668
USD	1,935,362	BRL	1,924,271	1/3/2018	HUS	11,091	-	11,091
USD	1,709,540	BRL	1,718,368	1/3/2018	HUS	-	(8,828)	(8,828)
USD	1,654,496	BRL	1,652,950	1/3/2018	HUS	1,546	-	1,546
USD	1,617,152	BRL	1,591,752	1/3/2018	HUS	25,400	-	25,400
USD	1,430,044	BRL	1,422,025	1/3/2018	HUS	8,019	-	8,019
USD	1,419,854	BRL	1,398,812	1/3/2018	HUS	21,042	-	21,042
USD	1,109,069	BRL	1,091,315	1/3/2018	HUS	17,754	-	17,754
USD	1,076,606	BRL	1,085,285	1/3/2018	HUS	-	(8,679)	(8,679)
USD	993,226	BRL	994,845	1/3/2018	HUS	-	(1,619)	(1,619)
USD	911,544	BRL	916,463	1/3/2018	HUS	-	(4,919)	(4,919)
USD	897,692	BRL	904,404	1/3/2018	HUS	-	(6,712)	(6,712)
USD	871,997	BRL	874,258	1/3/2018	HUS	-	(2,261)	(2,261)
USD	838,650	BRL	844,111	1/3/2018	HUS	-	(5,461)	(5,461)
USD	776,069	BRL	781,707	1/3/2018	HUS	-	(5,638)	(5,638)
USD	728,180	BRL	723,524	1/3/2018	HUS	4,656	-	4,656
USD	722,906	BRL	722,318	1/3/2018	HUS	588	-	588
USD	715,840	BRL	713,274	1/3/2018	HUS	2,566	-	2,566
USD	645,399	BRL	633,083	1/3/2018	HUS	12,316	-	12,316
USD	617,524	BRL	621,024	1/3/2018	HUS	-	(3,500)	(3,500)
USD	593,433	BRL	591,179	1/3/2018	HUS	2,254	-	2,254
USD	579,290	BRL	572,790	1/3/2018	HUS	6,500	-	6,500
USD	569,539	BRL	560,731	1/3/2018	HUS	8,808	-	8,808
USD	510,711	BRL	514,606	1/3/2018	HUS	-	(3,895)	(3,895)
USD	485,257	BRL	482,349	1/3/2018	HUS	2,908	-	2,908
USD	453,640	BRL	453,408	1/3/2018	HUS	232	-	232
USD	460,592	BRL	452,202	1/3/2018	HUS	8,390	-	8,390
USD	453,145	BRL	452,202	1/3/2018	HUS	943	-	943
USD	429,962	BRL	422,055	1/3/2018	HUS	7,907	-	7,907
USD	401,436	BRL	399,445	1/3/2018	HUS	1,991	-	1,991
USD	392,987	BRL	391,909	1/3/2018	HUS	1,078	-	1,078
USD	361,207	BRL	361,762	1/3/2018	HUS	-	(555)	(555)
USD	332,507	BRL	331,615	1/3/2018	HUS	892	-	892
USD	332,457	BRL	331,615	1/3/2018	HUS	842	-	842
USD	276,863	BRL	276,446	1/3/2018	HUS	417	-	417
USD	241,110	BRL	241,175	1/3/2018	HUS	-	(65)	(65)
USD	240,842	BRL	241,175	1/3/2018	HUS	-	(333)	(333)
USD	240,950	BRL	241,175	1/3/2018	HUS	-	(225)	(225)
USD	204,576	BRL	203,491	1/3/2018	HUS	1,085	-	1,085
USD	181,923	BRL	180,881	1/3/2018	HUS	1,042	-	1,042
USD	151,394	BRL	150,734	1/3/2018	HUS	660	-	660
USD	92,102	BRL	90,440	1/3/2018	HUS	1,662	-	1,662
USD	92,150	BRL	90,440	1/3/2018	HUS	1,710	-	1,710
USD	92,148	BRL	90,440	1/3/2018	HUS	1,708	-	1,708
USD	92,134	BRL	90,440	1/3/2018	HUS	1,694	-	1,694
USD	60,687	BRL	60,294	1/3/2018	HUS	393	-	393

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2017

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	60,687	BRL	60,294	1/3/2018	HUS	$393	$-	$393
USD	61,422	BRL	60,294	1/3/2018	HUS	1,128	-	1,128
USD	61,412	BRL	60,294	1/3/2018	HUS	1,118	-	1,118
USD	60,697	BRL	60,294	1/3/2018	HUS	403	-	403
USD	61,838	BRL	60,294	1/3/2018	HUS	1,544	-	1,544
USD	30,336	BRL	30,147	1/3/2018	HUS	189	-	189
USD	30,350	BRL	30,147	1/3/2018	HUS	203	-	203
USD	30,348	BRL	30,147	1/3/2018	HUS	201	-	201
USD	30,334	BRL	30,147	1/3/2018	HUS	187	-	187
USD	30,343	BRL	30,147	1/3/2018	HUS	196	-	196
USD	30,334	BRL	30,147	1/3/2018	HUS	187	-	187
USD	30,718	BRL	30,147	1/3/2018	HUS	571	-	571
USD	30,692	BRL	30,147	1/3/2018	HUS	545	-	545
USD	30,701	BRL	30,147	1/3/2018	HUS	554	-	554
USD	30,914	BRL	30,147	1/3/2018	HUS	767	-	767
USD	30,911	BRL	30,147	1/3/2018	HUS	764	-	764
USD	30,906	BRL	30,147	1/3/2018	HUS	759	-	759
USD	30,901	BRL	30,147	1/3/2018	HUS	754	-	754
USD	30,903	BRL	30,147	1/3/2018	HUS	756	-	756
USD	30,900	BRL	30,147	1/3/2018	HUS	753	-	753
USD	30,339	BRL	30,147	1/3/2018	HUS	192	-	192
USD	30,324	BRL	30,147	1/3/2018	HUS	177	-	177
USD	30,330	BRL	30,147	1/3/2018	HUS	183	-	183
USD	30,343	BRL	30,147	1/3/2018	HUS	196	-	196
USD	30,339	BRL	30,147	1/3/2018	HUS	192	-	192
USD	30,339	BRL	30,147	1/3/2018	HUS	192	-	192
USD	30,330	BRL	30,147	1/3/2018	HUS	183	-	183
USD	30,348	BRL	30,147	1/3/2018	HUS	201	-	201
USD	30,348	BRL	30,147	1/3/2018	HUS	201	-	201
USD	30,341	BRL	30,147	1/3/2018	HUS	194	-	194
USD	30,706	BRL	30,147	1/3/2018	HUS	559	-	559
USD	30,900	BRL	30,147	1/3/2018	HUS	753	-	753
USD	30,900	BRL	30,147	1/3/2018	HUS	753	-	753
COP	66,841	USD	66,177	1/31/2018	HUS	664	-	664
COP	66,841	USD	65,897	1/31/2018	HUS	944	-	944
COP	66,841	USD	66,320	1/31/2018	HUS	521	-	521
COP	66,841	USD	66,930	1/31/2018	HUS	-	(89)	(89)
COP	66,841	USD	66,236	1/31/2018	HUS	605	-	605
COP	66,841	USD	66,101	1/31/2018	HUS	740	-	740
COP	66,841	USD	66,029	1/31/2018	HUS	812	-	812
COP	66,841	USD	67,051	1/31/2018	HUS	-	(210)	(210)
COP	66,841	USD	67,063	1/31/2018	HUS	-	(222)	(222)
COP	66,841	USD	66,032	1/31/2018	HUS	809	-	809
COP	66,841	USD	66,690	1/31/2018	HUS	151	-	151
COP	66,841	USD	66,123	1/31/2018	HUS	718	-	718
COP	66,841	USD	65,936	1/31/2018	HUS	905	-	905
COP	66,841	USD	65,870	1/31/2018	HUS	971	-	971
COP	66,841	USD	65,995	1/31/2018	HUS	846	-	846
COP	66,841	USD	67,362	1/31/2018	HUS	-	(521)	(521)
COP	66,841	USD	65,673	1/31/2018	HUS	1,168	-	1,168
COP	66,841	USD	67,193	1/31/2018	HUS	-	(352)	(352)
COP	66,841	USD	66,870	1/31/2018	HUS	-	(29)	(29)
COP	66,841	USD	65,910	1/31/2018	HUS	931	-	931
COP	66,841	USD	66,000	1/31/2018	HUS	841	-	841
COP	66,841	USD	66,237	1/31/2018	HUS	604	-	604
COP	66,841	USD	67,136	1/31/2018	HUS	-	(295)	(295)
COP	66,841	USD	66,199	1/31/2018	HUS	642	-	642
COP	66,841	USD	66,586	1/31/2018	HUS	255	-	255
COP	66,841	USD	67,255	1/31/2018	HUS	-	(414)	(414)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2017

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
COP	66,841	USD	66,859	1/31/2018	HUS	$-	$(18)	$(18)
COP	66,841	USD	66,649	1/31/2018	HUS	192	-	192
COP	66,841	USD	66,277	1/31/2018	HUS	564	-	564
COP	66,841	USD	66,094	1/31/2018	HUS	747	-	747
COP	66,841	USD	66,979	1/31/2018	HUS	-	(138)	(138)
COP	133,682	USD	134,559	1/31/2018	HUS	-	(877)	(877)
COP	133,682	USD	134,522	1/31/2018	HUS	-	(840)	(840)
COP	133,682	USD	133,220	1/31/2018	HUS	462	-	462
COP	133,682	USD	132,884	1/31/2018	HUS	798	-	798
COP	133,682	USD	132,388	1/31/2018	HUS	1,294	-	1,294
COP	133,682	USD	132,185	1/31/2018	HUS	1,497	-	1,497
COP	133,682	USD	133,981	1/31/2018	HUS	-	(299)	(299)
COP	133,682	USD	132,216	1/31/2018	HUS	1,466	-	1,466
COP	133,682	USD	134,096	1/31/2018	HUS	-	(414)	(414)
COP	133,682	USD	133,458	1/31/2018	HUS	224	-	224
COP	133,682	USD	134,250	1/31/2018	HUS	-	(568)	(568)
COP	133,682	USD	134,681	1/31/2018	HUS	-	(999)	(999)
COP	133,682	USD	134,667	1/31/2018	HUS	-	(985)	(985)
COP	133,682	USD	134,624	1/31/2018	HUS	-	(942)	(942)
COP	133,682	USD	133,343	1/31/2018	HUS	339	-	339
COP	133,682	USD	134,205	1/31/2018	HUS	-	(523)	(523)
COP	133,682	USD	134,175	1/31/2018	HUS	-	(493)	(493)
COP	200,522	USD	200,244	1/31/2018	HUS	278	-	278
COP	200,522	USD	199,469	1/31/2018	HUS	1,053	-	1,053
COP	200,522	USD	201,636	1/31/2018	HUS	-	(1,114)	(1,114)
COP	200,522	USD	199,521	1/31/2018	HUS	1,001	-	1,001
COP	200,522	USD	199,325	1/31/2018	HUS	1,197	-	1,197
COP	735,249	USD	730,048	1/31/2018	HUS	5,201	-	5,201
USD	65,639	COP	66,841	1/31/2018	HUS	-	(1,202)	(1,202)
BRL	30,046	USD	30,170	2/2/2018	HUS	-	(124)	(124)
BRL	30,046	USD	30,170	2/2/2018	HUS	-	(124)	(124)
BRL	30,046	USD	30,170	2/2/2018	HUS	-	(124)	(124)
BRL	30,046	USD	30,169	2/2/2018	HUS	-	(123)	(123)
BRL	30,046	USD	30,171	2/2/2018	HUS	-	(125)	(125)
BRL	30,046	USD	30,170	2/2/2018	HUS	-	(124)	(124)
BRL	30,046	USD	30,170	2/2/2018	HUS	-	(124)	(124)
BRL	30,046	USD	30,175	2/2/2018	HUS	-	(129)	(129)
BRL	30,046	USD	30,162	2/2/2018	HUS	-	(116)	(116)
BRL	30,046	USD	30,111	2/2/2018	HUS	-	(65)	(65)
BRL	30,046	USD	30,102	2/2/2018	HUS	-	(56)	(56)
BRL	30,046	USD	30,096	2/2/2018	HUS	-	(50)	(50)
BRL	30,046	USD	30,100	2/2/2018	HUS	-	(54)	(54)
BRL	30,046	USD	30,093	2/2/2018	HUS	-	(47)	(47)
BRL	30,046	USD	30,175	2/2/2018	HUS	-	(129)	(129)
BRL	30,046	USD	30,105	2/2/2018	HUS	-	(59)	(59)
BRL	30,046	USD	30,175	2/2/2018	HUS	-	(129)	(129)
BRL	60,091	USD	60,341	2/2/2018	HUS	-	(250)	(250)
BRL	60,091	USD	60,339	2/2/2018	HUS	-	(248)	(248)
BRL	60,091	USD	60,332	2/2/2018	HUS	-	(241)	(241)
BRL	60,091	USD	60,339	2/2/2018	HUS	-	(248)	(248)
BRL	60,091	USD	60,339	2/2/2018	HUS	-	(248)	(248)
BRL	60,091	USD	60,339	2/2/2018	HUS	-	(248)	(248)
BRL	60,091	USD	60,321	2/2/2018	HUS	-	(230)	(230)
BRL	60,091	USD	60,350	2/2/2018	HUS	-	(259)	(259)
BRL	60,091	USD	60,350	2/2/2018	HUS	-	(259)	(259)
BRL	60,091	USD	60,226	2/2/2018	HUS	-	(135)	(135)
BRL	60,091	USD	60,203	2/2/2018	HUS	-	(112)	(112)
BRL	60,091	USD	60,203	2/2/2018	HUS	-	(112)	(112)
BRL	60,091	USD	60,203	2/2/2018	HUS	-	(112)	(112)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2017

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	90,137	USD	90,509	2/2/2018	HUS	$-	$(372)	$(372)
BRL	90,137	USD	90,484	2/2/2018	HUS	-	(347)	(347)
BRL	150,228	USD	150,734	2/2/2018	HUS	-	(506)	(506)
BRL	150,228	USD	150,689	2/2/2018	HUS	-	(461)	(461)
BRL	330,501	USD	331,257	2/2/2018	HUS	-	(756)	(756)
BRL	630,956	USD	633,398	2/2/2018	HUS	-	(2,442)	(2,442)
BRL	10,005,165	USD	10,080,065	2/2/2018	HUS	-	(74,900)	(74,900)
CLP	81,248	USD	79,482	2/5/2018	HUS	1,766	-	1,766
CLP	81,248	USD	79,734	2/5/2018	HUS	1,514	-	1,514
CLP	81,248	USD	79,208	2/5/2018	HUS	2,040	-	2,040
CLP	81,248	USD	79,626	2/5/2018	HUS	1,622	-	1,622
CLP	81,248	USD	79,473	2/5/2018	HUS	1,775	-	1,775
CLP	81,248	USD	79,177	2/5/2018	HUS	2,071	-	2,071
CLP	81,248	USD	79,267	2/5/2018	HUS	1,981	-	1,981
CLP	81,248	USD	79,109	2/5/2018	HUS	2,139	-	2,139
CLP	81,248	USD	79,360	2/5/2018	HUS	1,888	-	1,888
CLP	81,248	USD	78,710	2/5/2018	HUS	2,538	-	2,538
CLP	81,248	USD	78,675	2/5/2018	HUS	2,573	-	2,573
CLP	81,248	USD	79,780	2/5/2018	HUS	1,468	-	1,468
CLP	81,248	USD	79,315	2/5/2018	HUS	1,933	-	1,933
CLP	81,248	USD	79,185	2/5/2018	HUS	2,063	-	2,063
CLP	81,248	USD	79,321	2/5/2018	HUS	1,927	-	1,927
CLP	81,248	USD	79,194	2/5/2018	HUS	2,054	-	2,054
CLP	81,248	USD	79,032	2/5/2018	HUS	2,216	-	2,216
CLP	162,496	USD	159,267	2/5/2018	HUS	3,229	-	3,229
CLP	162,496	USD	159,198	2/5/2018	HUS	3,298	-	3,298
CLP	162,496	USD	158,398	2/5/2018	HUS	4,098	-	4,098
CLP	162,496	USD	158,949	2/5/2018	HUS	3,547	-	3,547
CLP	162,496	USD	158,891	2/5/2018	HUS	3,605	-	3,605
CLP	162,496	USD	159,516	2/5/2018	HUS	2,980	-	2,980
CLP	162,496	USD	157,958	2/5/2018	HUS	4,538	-	4,538
CLP	162,496	USD	158,181	2/5/2018	HUS	4,315	-	4,315
CLP	162,496	USD	157,389	2/5/2018	HUS	5,107	-	5,107
CLP	162,496	USD	157,421	2/5/2018	HUS	5,075	-	5,075
CLP	162,496	USD	158,218	2/5/2018	HUS	4,278	-	4,278
CLP	162,496	USD	158,270	2/5/2018	HUS	4,226	-	4,226
CLP	162,496	USD	157,451	2/5/2018	HUS	5,045	-	5,045
CLP	162,496	USD	159,593	2/5/2018	HUS	2,903	-	2,903
CLP	162,496	USD	159,610	2/5/2018	HUS	2,886	-	2,886
CLP	162,496	USD	158,371	2/5/2018	HUS	4,125	-	4,125
CLP	162,496	USD	158,655	2/5/2018	HUS	3,841	-	3,841
CLP	243,744	USD	238,824	2/5/2018	HUS	4,920	-	4,920
CLP	243,744	USD	237,632	2/5/2018	HUS	6,112	-	6,112
CLP	243,744	USD	241,741	2/5/2018	HUS	2,003	-	2,003
CLP	303,867	USD	301,506	2/5/2018	HUS	2,361	-	2,361
CLP	305,492	USD	303,162	2/5/2018	HUS	2,330	-	2,330
CLP	324,992	USD	322,072	2/5/2018	HUS	2,920	-	2,920
CLP	328,242	USD	328,131	2/5/2018	HUS	111	-	111
CLP	357,491	USD	357,881	2/5/2018	HUS	-	(390)	(390)
CLP	365,616	USD	362,202	2/5/2018	HUS	3,414	-	3,414
CLP	378,616	USD	375,153	2/5/2018	HUS	3,463	-	3,463
CLP	461,488	USD	457,802	2/5/2018	HUS	3,686	-	3,686
CLP	484,238	USD	484,005	2/5/2018	HUS	233	-	233
CLP	487,488	USD	487,266	2/5/2018	HUS	222	-	222
CLP	536,237	USD	537,433	2/5/2018	HUS	-	(1,196)	(1,196)
CLP	573,611	USD	568,948	2/5/2018	HUS	4,663	-	4,663
CLP	604,485	USD	599,623	2/5/2018	HUS	4,862	-	4,862
CLP	609,360	USD	604,858	2/5/2018	HUS	4,502	-	4,502
CLP	609,360	USD	608,104	2/5/2018	HUS	1,256	-	1,256

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2017

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
CLP	688,983	USD	683,119	2/5/2018	HUS	$5,864	$-	$5,864
CLP	701,982	USD	696,064	2/5/2018	HUS	5,918	-	5,918
CLP	758,856	USD	751,463	2/5/2018	HUS	7,393	-	7,393
CLP	771,856	USD	770,166	2/5/2018	HUS	1,690	-	1,690
CLP	784,855	USD	784,875	2/5/2018	HUS	-	(20)	(20)
CLP	812,480	USD	813,736	2/5/2018	HUS	-	(1,256)	(1,256)
CLP	841,729	USD	834,770	2/5/2018	HUS	6,959	-	6,959
CLP	874,228	USD	867,684	2/5/2018	HUS	6,544	-	6,544
CLP	893,728	USD	894,587	2/5/2018	HUS	-	(859)	(859)
CLP	919,727	USD	912,094	2/5/2018	HUS	7,633	-	7,633
CLP	1,002,600	USD	1,002,585	2/5/2018	HUS	15	-	15
CLP	1,002,600	USD	992,796	2/5/2018	HUS	9,804	-	9,804
CLP	1,035,099	USD	1,027,360	2/5/2018	HUS	7,739	-	7,739
CLP	1,096,848	USD	1,086,640	2/5/2018	HUS	10,208	-	10,208
CLP	1,252,844	USD	1,240,995	2/5/2018	HUS	11,849	-	11,849
CLP	1,299,967	USD	1,303,034	2/5/2018	HUS	-	(3,067)	(3,067)
CLP	1,361,716	USD	1,348,121	2/5/2018	HUS	13,595	-	13,595
CLP	1,429,964	USD	1,412,724	2/5/2018	HUS	17,240	-	17,240
CLP	2,112,447	USD	2,082,936	2/5/2018	HUS	29,511	-	29,511
CLP	2,112,447	USD	2,082,602	2/5/2018	HUS	29,845	-	29,845
CLP	2,144,946	USD	2,121,961	2/5/2018	HUS	22,985	-	22,985
CLP	2,437,439	USD	2,417,522	2/5/2018	HUS	19,917	-	19,917
CLP	2,599,935	USD	2,580,063	2/5/2018	HUS	19,872	-	19,872
CLP	3,737,407	USD	3,708,601	2/5/2018	HUS	28,806	-	28,806
CLP	6,662,333	USD	6,605,924	2/5/2018	HUS	56,409	-	56,409
USD	1,079,331	CLP	1,137,472	2/5/2018	HUS	-	(58,141)	(58,141)
USD	1,009,730	CLP	1,056,224	2/5/2018	HUS	-	(46,494)	(46,494)
USD	853,303	CLP	893,728	2/5/2018	HUS	-	(40,425)	(40,425)
USD	770,286	CLP	812,480	2/5/2018	HUS	-	(42,194)	(42,194)
USD	770,096	CLP	812,480	2/5/2018	HUS	-	(42,384)	(42,384)
USD	692,702	CLP	731,232	2/5/2018	HUS	-	(38,530)	(38,530)
USD	623,257	CLP	649,984	2/5/2018	HUS	-	(26,727)	(26,727)
USD	611,051	CLP	649,984	2/5/2018	HUS	-	(38,933)	(38,933)
USD	621,661	CLP	649,984	2/5/2018	HUS	-	(28,323)	(28,323)
USD	610,128	CLP	649,984	2/5/2018	HUS	-	(39,856)	(39,856)
USD	549,008	CLP	575,236	2/5/2018	HUS	-	(26,228)	(26,228)
USD	545,299	CLP	568,736	2/5/2018	HUS	-	(23,437)	(23,437)
USD	538,742	CLP	568,736	2/5/2018	HUS	-	(29,994)	(29,994)
USD	534,680	CLP	568,736	2/5/2018	HUS	-	(34,056)	(34,056)
USD	458,246	CLP	487,488	2/5/2018	HUS	-	(29,242)	(29,242)
USD	457,478	CLP	487,488	2/5/2018	HUS	-	(30,010)	(30,010)
USD	458,551	CLP	487,488	2/5/2018	HUS	-	(28,937)	(28,937)
USD	458,266	CLP	487,488	2/5/2018	HUS	-	(29,222)	(29,222)
USD	464,681	CLP	487,488	2/5/2018	HUS	-	(22,807)	(22,807)
USD	458,815	CLP	480,988	2/5/2018	HUS	-	(22,173)	(22,173)
USD	422,462	CLP	450,114	2/5/2018	HUS	-	(27,652)	(27,652)
USD	382,275	CLP	406,240	2/5/2018	HUS	-	(23,965)	(23,965)
USD	383,148	CLP	406,240	2/5/2018	HUS	-	(23,092)	(23,092)
USD	382,117	CLP	406,240	2/5/2018	HUS	-	(24,123)	(24,123)
USD	381,284	CLP	406,240	2/5/2018	HUS	-	(24,956)	(24,956)
USD	384,813	CLP	406,240	2/5/2018	HUS	-	(21,427)	(21,427)
USD	382,625	CLP	406,240	2/5/2018	HUS	-	(23,615)	(23,615)
USD	381,309	CLP	406,240	2/5/2018	HUS	-	(24,931)	(24,931)
USD	381,948	CLP	406,240	2/5/2018	HUS	-	(24,292)	(24,292)
USD	310,061	CLP	329,867	2/5/2018	HUS	-	(19,806)	(19,806)
USD	305,015	CLP	324,992	2/5/2018	HUS	-	(19,977)	(19,977)
USD	306,200	CLP	324,992	2/5/2018	HUS	-	(18,792)	(18,792)
USD	251,658	CLP	268,118	2/5/2018	HUS	-	(16,460)	(16,460)
USD	231,363	CLP	243,744	2/5/2018	HUS	-	(12,381)	(12,381)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2017

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	205,906	CLP	219,370	2/5/2018	HUS	$-	$(13,464)	$(13,464)
USD	196,055	CLP	207,995	2/5/2018	HUS	-	(11,940)	(11,940)
USD	159,874	CLP	170,621	2/5/2018	HUS	-	(10,747)	(10,747)
USD	153,337	CLP	162,496	2/5/2018	HUS	-	(9,159)	(9,159)
USD	154,266	CLP	162,496	2/5/2018	HUS	-	(8,230)	(8,230)
USD	153,993	CLP	162,496	2/5/2018	HUS	-	(8,503)	(8,503)
USD	154,014	CLP	162,496	2/5/2018	HUS	-	(8,482)	(8,482)
USD	148,144	CLP	157,621	2/5/2018	HUS	-	(9,477)	(9,477)
USD	144,636	CLP	154,371	2/5/2018	HUS	-	(9,735)	(9,735)
USD	111,313	CLP	118,622	2/5/2018	HUS	-	(7,309)	(7,309)
USD	110,352	CLP	116,997	2/5/2018	HUS	-	(6,645)	(6,645)
USD	77,018	CLP	81,248	2/5/2018	HUS	-	(4,230)	(4,230)
USD	77,000	CLP	81,248	2/5/2018	HUS	-	(4,248)	(4,248)
USD	77,084	CLP	81,248	2/5/2018	HUS	-	(4,164)	(4,164)
USD	77,055	CLP	81,248	2/5/2018	HUS	-	(4,193)	(4,193)
USD	77,009	CLP	81,248	2/5/2018	HUS	-	(4,239)	(4,239)
USD	77,021	CLP	81,248	2/5/2018	HUS	-	(4,227)	(4,227)
USD	77,028	CLP	81,248	2/5/2018	HUS	-	(4,220)	(4,220)
USD	77,028	CLP	81,248	2/5/2018	HUS	-	(4,220)	(4,220)
EUR	4,188,257	USD	4,115,956	1/11/2018	RBS	72,301	-	72,301
USD	10,646,844	EUR	10,868,582	1/11/2018	RBS	-	(221,738)	(221,738)
USD	9,798,426	HKD	9,777,957	1/11/2018	RBS	20,469	-	20,469
USD	7,085,524	KRW	7,387,800	1/11/2018	RBS	-	(302,276)	(302,276)
USD	3,901,926	JPY	3,876,751	1/11/2018	RBS	25,175	-	25,175
PEN	231,075	USD	230,967	1/26/2018	RBS	108	-	108
PEN	308,101	USD	308,328	1/26/2018	RBS	-	(227)	(227)
PEN	308,101	USD	308,165	1/26/2018	RBS	-	(64)	(64)
PEN	308,101	USD	307,801	1/26/2018	RBS	300	-	300
PEN	308,101	USD	308,324	1/26/2018	RBS	-	(223)	(223)
PEN	385,126	USD	383,612	1/26/2018	RBS	1,514	-	1,514
PEN	1,386,453	USD	1,379,634	1/26/2018	RBS	6,819	-	6,819
PEN	2,695,881	USD	2,679,036	1/26/2018	RBS	16,845	-	16,845
USD	834,851	PEN	847,277	1/26/2018	RBS	-	(12,426)	(12,426)
USD	759,060	PEN	770,252	1/26/2018	RBS	-	(11,192)	(11,192)
USD	457,554	PEN	462,151	1/26/2018	RBS	-	(4,597)	(4,597)
USD	377,986	PEN	385,126	1/26/2018	RBS	-	(7,140)	(7,140)
USD	228,543	PEN	231,076	1/26/2018	RBS	-	(2,533)	(2,533)
USD	152,152	PEN	154,050	1/26/2018	RBS	-	(1,898)	(1,898)
USD	152,554	PEN	154,050	1/26/2018	RBS	-	(1,496)	(1,496)
USD	152,580	PEN	154,050	1/26/2018	RBS	-	(1,470)	(1,470)
USD	152,806	PEN	154,050	1/26/2018	RBS	-	(1,244)	(1,244)
USD	152,281	PEN	154,050	1/26/2018	RBS	-	(1,769)	(1,769)
USD	76,431	PEN	77,025	1/26/2018	RBS	-	(594)	(594)

						$2,603,085	$(3,084,017)	$(480,932)

*	All values denominated in USD.

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2017

Glossary:

Counterparty Abbreviations:
DUB	Deutsche Bank AG
HUS	HSBC Bank (USA)
RBS	Royal Bank of Scotland PLC

Currency Abbreviations:
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
TWD	Taiwan Dollar
USD	United States Dollar

Index Abbreviations:
CAC40	Euronet Paris - French Stock Market Index
DAX	Deutsche Boerse AG German Stock Index
Euro Stoxx 50	Eurozone Blue-chip Index
FTSE 100	Financial Times Stock Exchange 100 Index
FTSE/JSE Top 40	Largest 40 companies ranked by full market value in the FTSE/JSE All-Share Index
FTSE/MIB	Borsa Italiana- Italian Stock Market Index
Hang Seng	Hong Kong Stock Market Index
KOSPI	South Korean Stock Market Index
MSCI	Morgan Stanley Capital International
MSCI EAFE	Morgan Stanley Capital International - Europe, Australasia, and Far East
NASDAQ	National Association of Securities Dealers Automated Quotations
NIKKEI 225	Nikkei Stock Average
OMXS30	Stockholm Stock Exchange’s leading share index
S&P 500	Standard & Poor’s U.S. Equity Large-Cap Index
S&P/TSX	Canadian Equity Market Index
SPI 200	Australian Equity Market Index Future
TOPIX	Tokyo Stock Exchange Tokyo Price Index

Exchange Abbreviations:
LME	London Metal Exchange
JSE	Johannesburg Stock Exchange
SGX	Singapore Stock Exchange

Other Abbreviations:
Bobl	Medium term debt that is issued by the Federal Republic of Germany
Bund	German Federal Government Bond
Buxl	Long term debt that is issued by the Federal Republic of Germany
EURIBOR	Euro Interbank Offered Rate
GILT	Bank of England Bonds
OZ	Ounce
RBOB	Reformulated Gasoline Blendstock for Oxygen Blending
Sugar #11	World Benchmark for raw sugar
ULSD	Ultra-low-sulfur-diesel
WTI	West Texas Intermediate

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2017

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of December 31, 2017, the investments were classified as described below:

AHL Managed Futures Strategy Fund	Level 1	Level 2	Level 3	Total
Assets
Short-Term Investments
Investment Companies	$20,549,617	$-	$-	$20,549,617
U.S. Treasury Obligations	-	449,173,483	-	449,173,483

Total Investments in Securities - Assets	$20,549,617	$449,173,483	$-	$469,723,100

Financial Derivative Instruments - Assets
Futures Contracts	$19,217,960	$-	$-	$19,217,960
Forward Foreign Currency Contracts	-	2,603,085	-	2,603,085

Total Financial Derivative Instruments - Assets	$19,217,960	$2,603,085	$-	$21,821,045

Financial Derivative Instruments - Liabilities
Futures Contracts	$(11,612,221)	$-	$-	$(11,612,221)
Forward Foreign Currency Contracts	-	(3,084,017)	-	(3,084,017)

Total Financial Derivative Instruments - Liabilities	$(11,612,221)	$(3,084,017)	$-	$(14,696,238)

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended December 31, 2017, there were no transfers between levels.

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

December 31, 2017

	Shares	Fair Value

SECURITIES HELD LONG - 101.39%
COMMON STOCKS - 4.39%
Consumer Discretionary - 0.90%
Media - 0.61%
Naspers Ltd., Class N, Sponsored ADR	10,590	$599,394

Textiles, Apparel & Luxury Goods - 0.29%
361 Degrees International Ltd.A	845,894	292,148

Total Consumer Discretionary		891,542

Financials - 0.53%
Banks - 0.53%
Bank of Kyoto Ltd.A	9,946	517,404

Health Care - 0.10%
Health Care Equipment & Supplies - 0.10%
Becton Dickinson and Co.	473	101,250

Industrials - 0.75%
Airlines - 0.25%
Ryanair Holdings PLCA B	13,626	245,296

Commercial Services & Supplies - 0.28%
Stericycle, Inc.B	4,151	282,226

Marine - 0.22%
DryShips, Inc.	60,890	214,942

Total Industrials		742,464

Information Technology - 0.81%
Internet Software & Services - 0.47%
SINA Corp.B	832	83,458
Sohu.com, Inc.B	8,800	381,480

		464,938

Semiconductors & Semiconductor Equipment - 0.34%
NXP Semiconductors N.V.B	2,888	338,156

Total Information Technology		803,094

Materials - 0.87%
Chemicals - 0.37%
Monsanto Co.	3,132	365,755

Metals & Mining - 0.50%
Grupo Mexico S.A.B. de C.V., Series B	147,957	488,587

Total Materials		854,342

Real Estate - 0.12%
Equity Real Estate Investment Trusts (REITs) - 0.12%
Williams Scotsman Corp.B	79,352	114,267

Telecommunication Services - 0.31%
Wireless Telecommunication Services - 0.31%
SoftBank Group Corp., ADR	1,000	39,755

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

December 31, 2017

	Shares	Fair Value

COMMON STOCKS - 4.39% (continued)
Telecommunication Services - 0.31% (continued)
Wireless Telecommunication Services - 0.31% (continued)
SoftBank Group Corp.A	3,372	$266,399

		306,154

Total Telecommunication Services		306,154

Total Common Stocks (Cost $4,089,953)		4,330,517

WARRANTS - 2.91%
Consumer Discretionary - 0.87%
Distributors - 0.13%
Daseke, Inc., 02/27/2022, Strike Price $11.50B	64,111	130,787

Hotels, Restaurants & Leisure - 0.71%
Del Taco Restaurants, Inc., 06/30/2020, Strike Price $11.50B	235,824	695,681

Media - 0.03%
Hemisphere Media Group, Inc., 04/04/2018, Strike Price $12.00B	261,303	33,969

Total Consumer Discretionary		860,437

Consumer Staples - 0.79%
Food Products - 0.79%
Hostess Brands, Inc., 11/04/2021, Strike Price $11.50B	147,337	343,295
Simply Good Foods Co., 07/07/2022, Strike Price $11.50B	112,570	436,772

		780,067

Total Consumer Staples		780,067

Financials - 0.93%
Banks - 0.84%
Bank of America Corp., 10/28/2018, Strike Price $30.79B	60,275	128,989
TCF Financial Corp., 11/14/2018, Strike Price $16.93B	179,929	701,723

		830,712

Diversified Financial Services - 0.09%
Avista Healthcare Public Acquisition Corp., 12/02/2021, Strike Price $5.75B	61,402	17,199
M I Acquisitions, Inc., 11/14/2020, Strike Price $11.50B	41,000	16,400
National Energy Services Reunited Corp., 06/05/2022, Strike Price $5.75B	34,108	28,309
Stellar Acquisition III, Inc., 03/22/2022, Strike Price $11.50B	78,069	24,209

		86,117

Total Financials		916,829

Health Care - 0.04%
Biotechnology - 0.04%
BioTime, Inc., 10/01/2018, Strike Price $4.55B	270,287	33,137

Industrials - 0.12%
Trading Companies & Distributors - 0.12%
Nexeo Solutions, Inc., 06/09/2021, Strike Price $11.50B	186,573	120,339

Information Technology - 0.00%
Technology Hardware, Storage & Peripherals - 0.00%
Eastman Kodak Co., 09/03/2018, Strike Price $16.12B	166,714	1,684

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

December 31, 2017

	Shares	Fair Value

WARRANTS - 2.91% (continued)
Materials - 0.16%
Chemicals - 0.16%
AgroFresh Solutions, Inc., 02/19/2019, Strike Price $11.50B	380,583	$156,039

Metals & Mining - 0.00%
Alio Gold, Inc., 05/30/2018, Strike Price CAD 7.00B	65,713	1,438

Total Materials		157,477

Total Warrants (Cost $2,810,714)		2,869,970

CONVERTIBLE PREFERRED STOCKS - 17.52%
Financials - 5.26%
Capital Markets - 5.26%
Mandatory Exchangeable Trust, 5.750%, Due 6/3/2019C	5,600	1,092,605
Mandatory Exchangeable Trust, 5.188%, Due 12/1/2020C	16,048	1,664,579
Virtus Investment Partners, Inc., 7.250%, Due 2/1/2020, Series D	23,879	2,433,270

		5,190,454

Total Financials		5,190,454

Health Care - 2.73%
Health Care Providers & Services - 0.65%
Anthem, Inc., 5.250%, Due 5/1/2018	11,397	638,232

Pharmaceuticals - 2.08%
Allergan PLC, 5.500%, Due 3/1/2018, Series A	2,473	1,449,796
Teva Pharmaceutical Industries Ltd., 7.000%, Due 12/15/2018	1,712	607,452

		2,057,248

Total Health Care		2,695,480

Industrials - 1.12%
Machinery - 1.12%
Rexnord Corp., 5.750%, Due 11/15/2019, Series A	18,947	1,104,231

Information Technology - 3.66%
Electronic Equipment, Instruments & Components - 1.64%
Belden, Inc., 6.750%, Due 7/15/2019	15,721	1,620,049

Semiconductors & Semiconductor Equipment - 2.02%
MTS Systems Corp., 8.750%, Due 7/1/2019	16,785	1,995,736
SunEdison, Inc., 6.750%, Series AD	500	1,245

		1,996,981

Total Information Technology		3,617,030

Materials - 2.20%
Chemicals - 2.20%
Rayonier Advanced Materials, Inc., 8.000%, Due 8/15/2019, Series A	14,988	2,170,562

Utilities - 2.55%
Independent Power & Renewable Electricity Producers - 1.16%
Dynegy, Inc., 7.000%, Due 7/1/2019	14,466	1,145,997

Multi-Utilities - 1.39%
Dominion Energy, Inc., 6.750%, Due 8/15/2019, Series A	26,544	1,371,263

Total Utilities		2,517,260

Total Convertible Preferred Stocks (Cost $17,143,195)		17,295,017

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

December 31, 2017

	Principal Amount*		Fair Value

CONVERTIBLE OBLIGATIONS - 18.67%
Basic Materials - 2.35%
Cleveland-Cliffs, Inc., 1.500%, Due 1/15/2025C		$2,116,000	$2,317,020

Communications - 4.51%
51job, Inc., 3.250%, Due 4/15/2019		1,315,000	1,933,050
InterDigital, Inc., 1.500%, Due 3/1/2020		1,315,000	1,568,137
SINA Corp., 1.000%, Due 12/1/2018		863,000	951,458

			4,452,645

Consumer, Cyclical - 3.19%
RH, 0.010%, Due 7/15/2020C		335,000	325,787
Suzuki Motor Corp., 0.000%, Due 3/31/2023E	JPY	200,000,000	2,826,714

			3,152,501

Consumer, Non-Cyclical - 1.46%
Depomed, Inc., 2.500%, Due 9/1/2021		242,000	204,339
Live Nation Entertainment, Inc., 2.500%, Due 5/15/2019		956,000	1,233,837

			1,438,176

Energy - 1.03%
Ensco Jersey Finance Ltd., 3.000%, Due 1/31/2024		1,145,000	1,016,188

Financial - 2.27%
IH Merger Sub LLC, 3.500%, Due 1/15/2022C		1,930,000	2,241,212

Industrial - 1.74%
Kaman Corp., 3.250%, Due 5/1/2024C		1,547,000	1,720,071

Technology - 2.12%
Medidata Solutions, Inc., 1.000%, Due 8/1/2018		956,000	1,104,180
Rambus, Inc., 1.375%, Due 2/1/2023C		986,000	984,768

			2,088,948

Total Convertible Obligations (Cost $17,400,566)			18,426,761

FOREIGN CORPORATE OBLIGATIONS - 4.30%
Consumer, Non-Cyclical - 2.65%
Terumo Corp., 0.010%, Due 12/6/2021E	JPY	210,000,000	2,611,604

Industrial - 1.65%
Golar LNG Ltd., 2.750%, Due 2/15/2022C		1,536,000	1,630,080

Total Foreign Corporate Obligations (Cost $3,914,526)			4,241,684

COLLATERALIZED MORTGAGE OBLIGATIONS - 15.75%
Agency CMO Interest Only - 11.56%
Fannie Mae Interest Strip,
8.500%, Due 3/25/2023, 211 2		179,814	27,276
5.000%, Due 4/25/2034, 351 5		232,710	46,839
5.500%, Due 8/25/2035, 359 14		863,495	179,584
5.500%, Due 10/25/2035, 359 12		866,139	187,637
7.000%, Due 2/25/2037, 381 17		669,645	166,591
Fannie Mae REMIC Trust,
6.500%, Due 3/25/2027, 1997-9 H		657,204	87,341
7.000%, Due 10/25/2031, 2016-3 IK		803,907	170,089
4.500%, Due 12/25/2033, 2003-119 GI		106,282	26,046
5.000%, Due 3/25/2039, 2009-11 TIF		764,676	147,633
5.000%, Due 5/25/2039, 2009-50 GI		797,065	124,877
5.000%, Due 2/25/2040, 2010-16 PI		121,623	27,888
5.500%, Due 12/25/2043, 2014-38 QI		1,355,950	356,720
5.000%, Due 5/25/2045, 2015-30 EI		1,382,200	278,205
5.000%, Due 10/25/2045, 2015-70 JI		1,144,582	231,634
5.500%, Due 7/25/2046, 2016-45 MI		2,503,521	556,107

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

December 31, 2017

	Principal Amount*	Fair Value

COLLATERALIZED MORTGAGE OBLIGATIONS - 15.75% (continued)
Agency CMO Interest Only - 11.56% (continued)
Freddie Mac REMIC Trust,
5.500%, Due 10/15/2025, 3046 BI IO	$1,148,878	$128,474
8.500%, Due 1/15/2030, 2206 IO	111,846	24,299
5.500%, Due 3/15/2033, 2581 IL	683,295	161,479
5.500%, Due 4/15/2036, 4624 BI	2,095,665	440,012
1.000%, Due 3/15/2038, 3421 IO	8,741,962	351,777
1.751%, Due 10/15/2041, 4413 WIF	726,239	37,484
3.000%, Due 12/15/2042, 4594 IJ	3,388,116	429,575
4.231%, Due 12/15/2042, 303 157F	1,523,086	297,115
6.000%, Due 6/15/2045, 4496 ID	1,142,162	230,460
Ginnie Mae REMIC Trust,
5.000%, Due 6/20/2035, 2014-183 IM	1,571,363	346,040
5.500%, Due 9/20/2036, 2016-78 TI	3,813,215	321,396
5.000%, Due 9/20/2038, 2016-12 KI	963,698	236,835
5.500%, Due 5/16/2039, 2009-76 GI	885,325	146,667
4.500%, Due 1/16/2040, 2016-44 PI	1,772,444	366,250
4.000%, Due 2/20/2040, 2015-162 LI	1,353,903	221,014
6.000%, Due 9/20/2040, 2016-75 IO	1,814,336	424,201
3.500%, Due 10/20/2041, 2013-81 PI	3,739,190	454,662
3.500%, Due 5/16/2042, 2015-84 IO	3,232,485	605,018
5.000%, Due 5/16/2042, 2013-44 IB	1,132,348	277,886
5.000%, Due 6/20/2043, 2013-86 IA	283,527	62,914
5.500%, Due 1/20/2044, 2014-2 TI	332,845	65,363
5.000%, Due 12/16/2045, 2015-180 CI	1,791,299	417,935
4.500%, Due 5/20/2046, 2016-69 WI	2,322,132	498,288
3.500%, Due 11/20/2046, 2016-163 MI	4,468,331	512,729
1.947%, Due 6/20/2065, 2015-H17 BIF H	4,012,115	450,109
1.730%, Due 2/20/2066, 2016-H04 KIF H	4,461,299	393,152
2.014%, Due 2/20/2066, 2016-H07 NIF H	4,415,113	463,587
2.031%, Due 4/20/2066, 2016-H13 EIF H	3,821,596	434,706

		11,413,894

Agency CMO Interest Only Inverse Floater - 4.19%
Fannie Mae REMIC Trust,
6.198%, Due 3/25/2032, 2002-8 SC, (1 mo. LIBOR + 7.750%)G	488,911	101,138
5.500%, Due 7/25/2033, 2004-62 TP, (1 mo. LIBOR + 38.500%)G	1,715,872	342,630
5.078%, Due 7/25/2035, 2005-66 LS, (1 mo. LIBOR + 6.630%)G	1,964,997	323,813
5.018%, Due 6/25/2036, 2006-44 SF, (1 mo. LIBOR + 6.570%)G	3,081,236	465,929
5.058%, Due 7/25/2036, 2007-28 GS, (1 mo. LIBOR + 6.610%)G	749,998	125,482
Freddie Mac REMIC Trust,
10.348%, Due 7/15/2033, 2647 IV, (1 mo. LIBOR + 13.750%)G	507,357	292,472
4.573%, Due 3/15/2035, 2950 SN, (1 mo. LIBOR + 6.050%)G	705,465	105,589
5.223%, Due 10/15/2036, 3232 ST, (1 mo. LIBOR + 6.700%)G	153,434	22,473
4.973%, Due 3/15/2037, 3284 BI IO, (1 mo. LIBOR + 6.450%)G	970,968	172,548
5.653%, Due 7/15/2037, 3355 KI, (1 mo. LIBOR + 7.130%)G	2,060,854	238,285
4.553%, Due 9/15/2037, 3368 AI, (1 mo. LIBOR + 6.030%)G	1,172,550	170,627
1.844%, Due 4/15/2039, 4314 ITF	3,130,151	160,032
4.862%, Due 9/15/2041, 3997 ES, (1 mo. LIBOR + 6.930%)G	25,869	25,934
0.544%, Due 4/15/2043, 4517 KI, (1 mo. LIBOR + 1.071%)G	3,508,955	100,017
Ginnie Mae REMIC Trust,
6.009%, Due 6/16/2032, 2002-41 SY, (1 mo. LIBOR + 7.500%)G	89,936	11,090
6.209%, Due 2/16/2033, 2003-11 SK, (1 mo. LIBOR + 7.700%)G	217,215	28,009
6.149%, Due 6/20/2033, 2004-56 S, (1 mo. LIBOR + 7.650%)G	350,021	70,906
4.939%, Due 10/16/2033, 2003-92 SN, (1 mo. LIBOR + 6.430%)G	146,118	19,445
5.099%, Due 11/20/2033, 2003-98 SC, (1 mo. LIBOR + 6.600%)G	1,041,666	169,044
5.599%, Due 6/20/2034, 2004-46 S, (1 mo. LIBOR + 7.100%)G	2,263,908	433,632
4.599%, Due 9/20/2034, 2004-86 SP, (1 mo. LIBOR + 6.100%)G	132,159	13,762
4.599%, Due 1/20/2035, 2009-25 SB, (1 mo. LIBOR + 6.100%)G	790,252	10,606
5.069%, Due 11/16/2036, 2008-83 SD, (1 mo. LIBOR + 6.560%)G	83,491	14,162
5.149%, Due 12/20/2037, 2007-81 SP, (1 mo. LIBOR + 6.650%)G	1,933,302	323,430
4.499%, Due 5/20/2040, 2016-75 SA, (1 mo. LIBOR + 6.000%)G	2,585,745	371,226
5.439%, Due 11/20/2044, 2014-161 SL, (1 mo. LIBOR + 6.800%)G	110,104	18,657

		4,130,938

Total Collateralized Mortgage Obligations (Cost $15,981,701)		15,544,832

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

December 31, 2017

	Shares	Fair Value

INVESTMENT COMPANIES - 12.22%
Closed-End Funds - 12.22%
Aberdeen Asia-Pacific Income Fund, Inc.	136,314	$665,212
BlackRock Corporate High Yield Fund, Inc.	43,203	472,641
BlackRock Resources & Commodities Strategy Trust	112,529	1,099,408
Cushing Energy Income Fund	36,285	339,628
Eaton Vance Senior Income Trust	100,727	656,740
Highland Floating Rate Opportunities FundB	100,213	1,553,302
Invesco Dynamic Credit Opportunities Fund	37,917	444,008
Invesco Senior Income Trust	203,371	892,799
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	69,869	537,991
Nuveen Credit Strategies Income Fund	116,450	957,219
Pershing Square Holdings Ltd./FundA B	146,705	2,004,934
Prudential Short Duration High Yield Fund, Inc.	55,485	819,514
Voya Prime Rate Trust	166,159	842,426
Western Asset Global High Income Fund, Inc.	24,687	252,301
Western Asset High Income Opportunity Fund, Inc.	104,163	528,106

Total Closed-End Funds		12,066,229

Total Investment Companies (Cost $11,865,540)		12,066,229

EXCHANGE-TRADED INSTRUMENTS - 5.85%
Exchange-Traded Funds - 1.60%
CurrencyShares Japanese Yen Trust ETFB	300	25,542
iShares MSCI Emerging Markets ETF	4,888	230,323
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	47,888	1,319,793

Total Exchange-Traded Funds		1,575,658

Exchange-Traded Notes - 4.25%
ETRACS 2x Leveraged Long Wells Fargo Business Development Co. Index ETN	30,427	500,524
ETRACS 2X Monthly Leveraged Algerian MLP Infrastructure Index ETN, Series B	30,066	1,133,188
ETRACS Monthly Pay 2x Leveraged Closed-End Fund ETN	28,151	510,096
ETRACS Monthly Pay 2x Leveraged Mortgage REIT ETN	28,548	503,872
iPath S&P 500 VIX Mid-Term Futures ETNB	39,404	689,570
VelocityShares Daily Inverse VIX Short Term ETNB	6,417	862,702

Total Exchange-Traded Notes		4,199,952

Total Exchange-Traded Instruments (Cost $5,638,661)		5,775,610

SHORT-TERM INVESTMENTS - 19.78% (Cost $19,527,208)
Investment Companies - 19.78%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.13%I J	19,527,208	19,527,208

TOTAL SECURITIES HELD LONG (Cost $98,372,064)		100,077,828

SECURITIES SOLD SHORT - (53.82%)
COMMON STOCKS - (43.17%)
Consumer Discretionary - (7.37%)
Automobiles - (2.49%)
Suzuki Motor Corp.A	(42,500)	(2,461,604)

Hotels, Restaurants & Leisure - (1.99%)
Del Taco Restaurants, Inc.B	(162,050)	(1,964,046)

Media - (2.79%)
Hemisphere Media Group, Inc., Class AB	(54,543)	(629,972)
Live Nation Entertainment, Inc.B	(22,695)	(966,126)
New York Times Co., Class A	(62,441)	(1,155,158)

		(2,751,256)

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

December 31, 2017

	Shares	Fair Value

COMMON STOCKS - (43.17%) (continued)
Consumer Discretionary - (7.37%) (continued)
Specialty Retail - (0.10%)
Restoration HardwareB	(1,175)	$(101,297)

Total Consumer Discretionary		(7,278,203)

Consumer Staples - (2.19%)
Food Products - (2.19%)
Hostess Brands, Inc.B	(59,757)	(885,001)
Simply Good Foods Co.B	(89,441)	(1,275,429)

		(2,160,430)

Total Consumer Staples		(2,160,430)

Energy - (0.67%)
Energy Equipment & Services - 0.00%
Ensco PLC, Class A	(59)	(348)

Oil, Gas & Consumable Fuels - (0.67%)
Golar LNG Ltd.	(22,059)	(657,579)

Total Energy		(657,927)

Financials - (6.79%)
Banks - (4.84%)
Associated Banc-Corp	(53,363)	(1,355,420)
Bank of America Corp.	(53,636)	(1,583,335)
TCF Financial Corp.	(89,479)	(1,834,320)

		(4,773,075)

Capital Markets - (1.95%)
Virtus Investment Partners, Inc.	(16,766)	(1,928,928)

Total Financials		(6,702,003)

Health Care - (4.71%)
Biotechnology - (0.04%)
BioTime, Inc.B	(20,287)	(43,617)

Health Care Equipment & Supplies - (2.06%)
Becton Dickinson and Co.	(473)	(101,288)
Terumo Corp.A	(40,778)	(1,926,794)

		(2,028,082)

Health Care Providers & Services - (0.53%)
Anthem, Inc.	(2,328)	(523,823)

Health Care Technology - (0.77%)
Medidata Solutions, Inc.B	(12,020)	(761,707)

Pharmaceuticals - (1.31%)
Allergan PLC	(7,438)	(1,216,708)
Depomed, Inc.B	(8,900)	(71,645)

		(1,288,353)

Total Health Care		(4,645,582)

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

December 31, 2017

	Shares	Fair Value

COMMON STOCKS - (43.17%) (continued)
Industrials - (4.35%)
Airlines - (0.29%)
Ryanair Holdings PLC, Sponsored ADRB	(2,725)	$(283,918)

Machinery - (0.83%)
Rexnord Corp.A	(31,265)	(813,515)

Professional Services - (1.76%)
51job, Inc., ADRB	(28,595)	(1,740,006)

Road & Rail - (0.37%)
Daseke, Inc.B	(25,666)	(366,767)

Trading Companies & Distributors - (1.10%)
Kaman Corp.	(14,364)	(845,178)
Nexeo Solutions, Inc.B	(26,598)	(242,042)

		(1,087,220)

Total Industrials		(4,291,426)

Information Technology - (10.00%)
Communications Equipment - (0.70%)
InterDigital, Inc.	(9,105)	(693,346)

Electronic Equipment, Instruments & Components - (3.07%)
Belden, Inc.	(16,662)	(1,285,807)
MTS Systems Corp.	(32,433)	(1,741,652)

		(3,027,459)

Internet Software & Services - (4.96%)
Alibaba Group Holding Ltd., Sponsored ADRB	(17,486)	(3,015,111)
Altaba, Inc.B	(9,625)	(672,306)
Tencent Holdings Ltd., ADR	(12,193)	(633,060)
Weibo Corp., Sponsored ADRB	(5,623)	(581,756)

		(4,902,233)

Semiconductors & Semiconductor Equipment - (0.41%)
Rambus, Inc.B	(28,662)	(407,573)

Software - (0.86%)
VMware, Inc., Class AB	(6,752)	(846,161)

Total Information Technology		(9,876,772)

Materials - (4.15%)
Chemicals - (2.65%)
AgroFresh Solutions, Inc.B	(88,469)	(654,671)
Rayonier Advanced Materials, Inc.	(96,063)	(1,964,488)

		(2,619,159)

Metals & Mining - (1.50%)
Cleveland-Cliffs, Inc.B	(137,163)	(988,945)
Southern Copper Corp.	(10,334)	(490,348)

		(1,479,293)

Total Materials		(4,098,452)

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

December 31, 2017

	Shares	Fair Value

COMMON STOCKS - (43.17%) (continued)
Real Estate - (1.42%)
Equity Real Estate Investment Trusts (REITs) - (1.42%)
Invitation Homes, Inc.	(59,548)	$(1,403,546)

Utilities - (1.52%)
Independent Power & Renewable Electricity Producers - (0.86%)
Dynegy, Inc.B	(71,530)	(847,631)

Multi-Utilities - (0.66%)
Dominion Energy, Inc.	(8,019)	(650,020)

Total Utilities		(1,497,651)

TOTAL COMMON STOCKS (Proceeds $(41,100,222))		(42,611,992)

	Principal Amount

CORPORATE OBLIGATIONS - (1.64%)
Energy - (0.83%)
Ensco PLC, 4.500%, Due 10/1/2024	$(981,000)	(824,040)

Materials - (0.81%)
Cleveland-Cliffs, Inc., 5.750%, Due 3/1/2025C	(839,000)	(798,099)

TOTAL CORPORATE OBLIGATIONS (Proceeds $(1,609,860))		(1,622,139)

	Shares

EXCHANGE-TRADED INSTRUMENTS - (9.01%)
Exchange-Traded Funds - (9.01%)
CurrencyShares Euro TrustB	(20,744)	(2,398,214)
Direxion Daily Gold Miners Index Bear 3X Shares ETFB	(9,244)	(219,083)
Direxion Daily Gold Miners Index Bull 3X Shares ETFB	(17,368)	(550,566)
iShares China Large-Cap ETF	(72,749)	(3,358,821)
iShares MSCI EAFE ETF	(28,861)	(2,029,217)
SPDR Euro Stoxx 50 ETF	(5,165)	(210,267)
SPDR S&P 500 ETF Trust	(450)	(120,087)
VanEck Vectors Gold Miners ETF	(239)	(5,554)

Total Exchange-Traded Funds		(8,891,809)

TOTAL EXCHANGE-TRADED INSTRUMENTS (Proceeds $(8,982,522))		(8,891,809)

TOTAL SECURITIES SOLD SHORT (Proceeds $(51,692,604))		(53,125,940)

TOTAL INVESTMENTS IN SECURITIES (EXCLUDES SECURITIES SOLD SHORT) - 101.39% (Cost $98,372,064)		100,077,828
TOTAL PURCHASED OPTIONS CONTRACTS - 6.55% (Premiums Paid $9,189,118)		6,464,733
TOTAL WRITTEN OPTIONS CONTRACTS - (3.79%) (Premiums Received $(2,947,551))		(3,744,290)
TOTAL SECURITIES SOLD SHORT - (53.82%) (Proceeds $(51,692,604))		(53,125,940)
OTHER ASSETS, NET OF OTHER LIABILITIES - 49.67%		49,037,519

NET ASSETS - 100.00%		$98,709,850

Percentages are stated as a percent of net assets. *In U.S. Dollars unless otherwise noted.

A Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $(1,288,861) or (1.30)% of net assets. Valuation was determined using significant unobservable inputs.

B Non-income producing security.

C Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $8,861,003 or 8.98% of net assets. The Fund has no right to demand registration of these securities.

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

December 31, 2017

D A type of Preferred Stock that has no maturity date.

E Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

F Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

G Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on December 31, 2017.

H Value was determined using significant unobservable inputs.

I The Fund is affiliated by having the same investment advisor.

J 7-day yield.

ADR - American Depositary Receipt.

CMO - Collateralized Mortgage Obligation.

ETF - Exchange Traded Fund.

ETN - Exchange Traded Note.

Euro Stoxx 50 - Eurozone Blue-chip Index.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

MLP - Master Limited Partnership.

MSCI - Morgan Stanley Capital International.

MSCI EAFE - Morgan Stanley Capital International - Europe, Australasia, and Far East.

PLC - Public Limited Company.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

S&P 500 - Standard & Poor’s U.S. Equity Large-Cap Index.

SPDR - Standard & Poor’s Depository Receipt.

VIX - Volatility Index.

Futures Contracts Open on December 31, 2017:

Long Futures

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index Futures	195	March 2018	$25,995,852	$26,091,000	$95,148

			$25,995,852	$26,091,000	$95,148

OTC Swap Agreements Outstanding on December 31, 2017:

Total Return Swap Agreements
Pay/Receive Floating Rate	Description	Reference Entity	Counterparty	Floating Rate	Expiration Date	Reference Quantity	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Pay	1-Month USD-LIBOR plus 0.65%	Dell Technologies, Inc.	DUB	2.127%	8/3/2018	32,793	2,629,671	$-	$35,744
Pay	1-Month USD-LIBOR plus 1.20%	SunTrust Banks, Inc.	DUB	1.877%	8/3/2018	126,078	2,599,728	-	(8,591)
Pay	1-Month USD-LIBOR plus 1.20%	Zions Bancorporation	DUB	1.877%	8/3/2018	239,101	4,180,681	-	297,681
Receive	1-Month USD-LIBOR plus 0.30%	SunTrust Banks, Inc.	DUB	1.177%	8/3/2018	175,075	11,308,157	-	63
Receive	1-Month USD-LIBOR plus 0.30%	Zions Bancorporation	DUB	1.877%	8/3/2018	225,226	11,210,486	-	(237,752)
Receive	3-Month USD-LIBOR minus 1.10%	VMware, Inc.	DUB	0.377%	10/23/2018	18,000	2,193,660	-	(62,100)
Pay	1-Month USD-LIBOR minus 1.20%	ASBISc Enterprises PLC	DUB	0.277%	11/29/2018	197,816	1,117,660	-	101,595
Receive	1-Month USD-LIBOR minus 0.30%	ASBISc Enterprises PLC	DUB	1.177%	11/29/2018	178,034	4,468,653	-	(53,410)

								$-	$73,230

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

December 31, 2017

Purchased Options Contracts Open on December 31, 2017:

Equity Options
Description	Counterparty	Exercise Price	Expiration Date	Currency	Number of Contracts	Notional Amount	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Call - Altaba, Inc.	CCP	52.50	1/19/2018	USD	115	11,500	$105,287	$200,675	$95,388
Call - Altaba, Inc.	CCP	67.50	1/19/2018	USD	300	30,000	141,566	93,300	(48,266)
Call - Dell Technologies, Inc. Class V	CCP	70.00	1/19/2018	USD	284	28,400	374,892	323,760	(51,132)
Call - Rayonier Advanced Materials, Inc.	CCP	20.00	1/19/2018	USD	63	6,300	1,294	5,670	4,376
Call - SunTrust Banks, Inc.*	DUB	60.00	1/19/2018	USD	606	60,600	127,891	318,150	190,259
Call - VMware, Inc.	CCP	115.00	1/19/2018	USD	112	11,200	35,453	123,312	87,859
Put - Dominion Energy, Inc.	CCP	82.50	1/19/2018	USD	5	500	628	863	235
Put - Golar LNG Ltd.	CCP	15.00	1/19/2018	USD	514	51,400	55,020	1,285	(53,735)
Put - Tesla, Inc.	CCP	110.00	1/19/2018	USD	143	14,300	17,167	215	(16,952)
Put - Rexnord Corp.	CCP	20.00	2/16/2018	USD	31	3,100	1,102	310	(792)
Call - Associated Banc-Corp.	CCP	25.00	3/16/2018	USD	1,000	100,000	109,042	132,500	23,458
Call - Depomed, Inc.	CCP	11.00	3/16/2018	USD	62	6,200	964	930	(34)
Call - Southwestern Energy Co.	CCP	8.00	3/16/2018	USD	73	7,300	2,485	1,022	(1,463)
Call - Time Warner, Inc.	CCP	92.50	3/16/2018	USD	283	28,300	137,685	65,090	(72,595)
Call - VMware, Inc.	CCP	140.00	3/16/2018	USD	293	29,300	48,495	46,147	(2,348)
Put - Dynegy, Inc.	CCP	11.00	3/16/2018	USD	164	16,400	9,049	9,430	381
Call - Weibo Corp.	CCP	140.00	4/20/2018	USD	56	5,600	16,191	10,780	(5,411)
Call - Zions Bancorp*	DUB	48.00	4/20/2018	USD	200	20,000	62,000	92,000	30,000
Call - Rayonier Advanced Materials, Inc.	CCP	25.00	5/18/2018	USD	32	3,200	1,297	2,080	783
Call - Rexnord Corp.	CCP	30.00	5/18/2018	USD	57	5,700	2,310	2,137	(173)
Call - Teva Pharmaceutical Industries Ltd.	CCP	12.50	6/15/2018	USD	182	18,200	27,399	127,582	100,183
Put - TCF Financial Corp.	CCP	22.50	7/20/2018	USD	1,000	100,000	269,317	272,500	3,183
Put - Tesla, Inc.	CCP	260.00	1/18/2019	USD	63	6,300	161,428	165,879	4,451

							$1,707,962	$1,995,617	$287,655

Exchange-Traded Fund Options
Description	Counterparty	Exercise Price	Expiration Date	Currency	Number of Contracts	Notional Amount	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Call - iShares China Large-Cap ETF	CCP	48.00	1/19/2018	USD	1,200	120,000	$10,850	$19,200	$8,350
Call - SPDR EURO STOXX 50 ETF	CCP	42.00	1/19/2018	USD	4,408	440,800	264,663	26,448	(238,215)
Put - CurrencyShares Euro Trust ETF	CCP	103.00	1/19/2018	USD	615	61,500	4,134	308	(3,826)
Put - Direxion Daily Gold Miners Index Bear 3X Shares ETF	CCP	4.00	1/19/2018	USD	3,006	300,600	576,311	22,545	(553,766)
Put - iShares China Large-Cap ETF	CCP	39.00	1/19/2018	USD	2,560	256,000	537,710	2,560	(535,150)
Put - iShares iBoxx High Yield Corporate Bond ETF	CCP	86.00	1/19/2018	USD	900	90,000	36,431	11,700	(24,731)
Put - iShares MSCI EAFE ETF	CCP	62.00	1/19/2018	USD	1,000	100,000	106,041	2,500	(103,541)
Put - iShares MSCI EAFE ETF	CCP	71.00	1/19/2018	USD	500	50,000	90,521	45,000	(45,521)

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

December 31, 2017

Description	Counterparty	Exercise Price	Expiration Date	Currency	Number of Contracts	Notional Amount	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Put - iShares MSCI Emerging Markets ETF	CCP	44.00	1/19/2018	USD	744	74,400	$163,538	$5,952	$(157,586)
Put - SPDR Euro Stoxx 50 ETF	CCP	42.00	1/19/2018	USD	500	50,000	55,521	57,500	1,979
Call - CurrencyShares Euro Trust ETF	CCP	115.00	3/16/2018	USD	500	50,000	72,886	105,500	32,614
Call - CurrencyShares Euro Trust ETF	CCP	120.00	3/16/2018	USD	2,723	272,300	261,084	108,920	(152,164)
Call - iShares MSCI EAFE ETF	CCP	70.00	3/16/2018	USD	1,100	110,000	172,746	184,800	12,054
Call - VanEck Vectors Gold Miners ETF	CCP	20.00	3/16/2018	USD	800	80,000	188,488	280,000	91,512
Put - CurrencyShares Euro Trust ETF	CCP	114.00	3/16/2018	USD	500	50,000	60,336	40,500	(19,836)
Put - iShares iBoxx High Yield Corporate Bond ETF	CCP	84.00	3/16/2018	USD	375	37,500	22,141	19,125	(3,016)
Call - CurrencyShares Euro Trust ETF	CCP	113.00	1/18/2019	USD	3,066	306,600	1,254,916	1,893,255	638,339
Call - CurrencyShares Euro Trust ETF	CCP	112.00	1/18/2019	USD	525	52,500	256,096	359,625	103,529
Call - CurrencyShares Euro Trust ETF	CCP	116.00	1/18/2019	USD	760	76,000	286,184	328,700	42,516
Call - CurrencyShares Japanese Yen Trust ETF	CCP	92.00	1/18/2019	USD	50	5,000	17,002	7,375	(9,627)
Put - CurrencyShares Euro Trust ETF	CCP	113.00	1/18/2019	USD	1,000	100,000	289,375	179,000	(110,375)
Put - CurrencyShares Euro Trust ETF	CCP	102.00	1/18/2019	USD	400	40,000	144,217	9,400	(134,817)
Put - CurrencyShares Euro Trust ETF	CCP	103.00	1/18/2019	USD	1,650	165,000	654,376	47,025	(607,351)
Put - CurrencyShares Euro Trust ETF	CCP	101.00	1/18/2019	USD	150	15,000	48,531	3,000	(45,531)
Put - CurrencyShares Euro Trust ETF	CCP	108.00	1/18/2019	USD	567	56,700	364,513	45,360	(319,153)
Put - CurrencyShares Euro Trust ETF	CCP	106.00	1/18/2019	USD	381	38,100	207,672	23,241	(184,431)
Put - CurrencyShares Euro Trust ETF	CCP	104.00	1/18/2019	USD	1,589	158,900	653,253	54,026	(599,227)
Put - CurrencyShares Japanese Yen Trust ETF	CCP	87.00	1/18/2019	USD	930	93,000	354,683	311,550	(43,133)
Put - CurrencyShares Japanese Yen Trust ETF	CCP	85.00	1/18/2019	USD	869	86,900	224,193	195,525	(28,668)
Put - CurrencyShares Japanese Yen Trust ETF	CCP	85.00	1/17/2020	USD	25	2,500	8,763	7,562	(1,201)
Put - CurrencyShares Japanese Yen Trust ETF	CCP	83.00	1/17/2020	USD	86	8,600	22,837	18,490	(4,347)

							$7,410,012	$4,415,692	$(2,994,320)

Index Options
Description	Counterparty	Exercise Price	Expiration Date	Currency	Number of Contracts	Notional Amount	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Put - S&P 500 Index	CCP	2,450.00	1/19/2018	USD	2	200	$361	$410	$49
Put - S&P 500 Index	CCP	2,475.00	1/19/2018	USD	9	900	1,850	1,764	(86)
Call - S&P 500 Index	CCP	2,700.00	1/31/2018	USD	41	4,100	68,933	51,250	(17,683)

							$71,144	$53,424	$(17,720)

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

December 31, 2017

Written Options Contracts Open on December 31, 2017:

Equity Options
Description	Counterparty	Exercise Price	Expiration Date	Currency	Number of Contracts	Notional Amount	Premiums Received	Fair Value	Unrealized Appreciation (Depreciation)
Call - AgroFresh Solutions, Inc.	CCP	7.50	1/19/2018	USD	83	8,300	$(12,746)	$(1,660)	$11,086
Call - Hostess Brands, Inc.	CCP	15.00	1/19/2018	USD	178	17,800	(27,908)	(6,230)	21,678
Call - VMware, Inc.	CCP	90.00	1/19/2018	USD	235	23,500	(648,575)	(830,725)	(182,150)
Put - Altaba, Inc.	CCP	67.50	1/19/2018	USD	300	30,000	(112,262)	(18,900)	93,362
Put - Hostess Brands, Inc.	CCP	15.00	1/19/2018	USD	250	25,000	(14,664)	(12,500)	2,164
Call - Time Warner, Inc.	CCP	100.00	3/16/2018	USD	283	28,300	(42,532)	(12,735)	29,797
Put - Bank of America Corp.	CCP	25.00	1/18/2019	USD	1,056	105,600	(202,176)	(122,496)	79,680

							$(1,060,863)	$(1,005,246)	$55,617

Exchange-Traded Fund Options
Description	Counterparty	Exercise Price	Expiration Date	Currency	Number of Contracts	Notional Amount	Premiums Received	Fair Value	Unrealized Appreciation/ (Depreciation)
Call - CurrencyShares Euro Trust ETF	CCP	108.00	1/19/2018	USD	565	56,500	$(109,049)	$(450,305)	$(341,256)
Call - CurrencyShares Euro Trust ETF	CCP	113.00	1/19/2018	USD	1,300	130,000	(133,895)	(351,000)	(217,105)
Call - CurrencyShares Euro Trust ETF	CCP	105.00	1/19/2018	USD	500	50,000	(174,135)	(542,500)	(368,365)
Put - CurrencyShares Japanese Yen Trust ETF	CCP	87.00	1/19/2018	USD	847	84,700	(220,115)	(152,460)	67,655
Put - CurrencyShares Euro Trust ETF	CCP	113.00	1/19/2018	USD	700	70,000	(79,303)	(4,200)	75,103
Put - CurrencyShares Euro Trust ETF	CCP	101.00	1/19/2018	USD	179	17,900	(31,911)	(179)	31,732
Put - Direxion Daily Gold Miners Index Bear 3X Shares ETF	CCP	20.00	1/19/2018	USD	250	25,000	(138,625)	(6,250)	132,375
Put - CurrencyShares Euro Trust ETF	CCP	102.00	1/19/2018	USD	549	54,900	(137,032)	(275)	136,757
Put - iShares China Large-Cap ETF	CCP	48.00	1/19/2018	USD	700	70,000	(223,266)	(136,500)	86,766
Call - CurrencyShares Euro Trust ETF	CCP	116.00	3/16/2018	USD	660	66,000	(111,378)	(99,660)	11,718
Call - CurrencyShares Euro Trust ETF	CCP	113.00	3/16/2018	USD	100	10,000	(16,644)	(36,500)	(19,856)
Put - CurrencyShares Japanese Yen Trust ETF	CCP	85.00	3/16/2018	USD	700	70,000	(90,292)	(63,700)	26,592

							$(1,465,645)	$(1,843,529)	$(377,884)

Index Options
Description	Counterparty	Exercise Price	Expiration Date	Currency	Number of Contracts	Notional Amount	Premiums Received	Fair Value	Unrealized Appreciation (Depreciation)
Call - S&P 500 Index	CCP	2,475.00	1/19/2018	USD	11	1,100	$(72,147)	$(224,235)	$(152,088)
Call - S&P 500 Index	CCP	2,600.00	1/19/2018	USD	68	6,800	(180,669)	(544,680)	(364,011)
Put - S&P 500 Index	CCP	2,600.00	1/19/2018	USD	10	1,000	(10,994)	(6,600)	4,394
Call - S&P 500 Index	CCP	2,670.00	3/16/2018	USD	25	2,500	(157,233)	(120,000)	37,233

							$(421,043)	$(895,515)	$(474,472)

*	The position was traded Over-the-Counter.

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

December 31, 2017

Glossary:

Counterparty Abbreviations:
DUB	Deutsche Bank AG

Currency Abbreviations:
CAD	Canadian Dollar
JPY	Japanese Yen
USD	United States Dollar

Index Abbreviations:
S&P 500	Standard & Poor’s U.S. Equity Large-Cap Index

Other Abbreviations:
CCP	Central Counterparty Clearing House
ETF	Exchange-Traded Fund
Euro Stoxx 50	Eurozone Blue-chip Index
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
MSCI EAFE	Morgan Stanley Capital International - Europe, Australasia, and Far East
PLC	Public Limited Company
SPDR	Standard & Poor’s Depositary Receipt

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of December 31, 2017, the investments were classified as described below:

Ionic Strategic Arbitrage Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$3,009,270	$1,321,247	$-	$4,330,517
Warrants	2,869,970	-	-	2,869,970
Convertible Preferred Stocks	17,295,017	-	-	17,295,017
Convertible Obligations	-	18,426,761	-	18,426,761
Foreign Corporate Obligations	-	4,241,684	-	4,241,684
Collateralized Mortgage Obligations	-	13,803,278	1,741,554	15,544,832
Investment Companies	10,061,295	2,004,934	-	12,066,229
Exchange-Traded Instruments	5,775,610	-	-	5,775,610
Short-Term Investments	19,527,208	-	-	19,527,208

Total Investments in Securities - Assets	$58,538,370	$39,797,904	$1,741,554	$100,077,828

Liabilities
Common Stocks (Sold Short)	$(38,223,594)	$(4,388,398)	$-	$(42,611,992)
Corporate Obligations (Sold Short)	-	(1,622,139)	-	(1,622,139)
Exchange-Traded Instruments (Sold Short)	(8,891,809)	-	-	(8,891,809)

Total Investments in Securities - Liabilities	(47,115,403)	(6,010,537)	-	(53,125,940)

Total Investments in Securities	$11,422,967	$33,787,367	$1,741,554	$46,951,888

Financial Derivative Instruments - Assets
Futures Contracts	$95,148	$-	$-	$95,148
Swap Contract Agreements	-	435,083	-	435,083
Purchased Options Contracts	6,464,733	-	-	6,464,733

Total Financial Derivative Instruments - Assets	$6,559,881	$435,083	$-	$6,994,964

Financial Derivative Instruments - Liabilities
Swap Contract Agreements	$-	$(361,853)	$-	$(361,853)
Written Options Contracts	(3,744,290)	-	-	(3,744,290)

Total Financial Derivative Instruments - Liabilities	$(3,744,290)	$(361,853)	$-	$(4,106,143)

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

December 31, 2017

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended December 31, 2017, there were transfers from Level 1 to Level 2, with a fair value of $2,522,338, as a result of a determination made by the Valuation Committee that adjustments should be applied to certain international securities due to significant movement in the market. There were transfers from Level 2 to Level 1, with a fair value of $1,092,605, due to active trading and therefore an updated pricing source. The transfers from Level 2 to Level 3, with a fair value of $884,815, are due to the securities being priced by a single broker quote.

The following table is a reconciliation of Level 3 assets within the Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period:

Security Type	Balance as of 12/31/2016	Purchases	Sales	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Balance as of 12/31/2017	Change in Unrealized Appreciation (Depreciation) at Period end**
Collateralized Mortgage Obligations	$2,155,189	$7,628	$936,922	$-	$(373,853)	$4,697	$884,815	$-	$1,741,554	$(257,226)

**	Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statements of Operations.

The collateralized mortgage obligations, classified as Level 3, were valued using single broker quotes. However, these securities were transferred into the Level 3 category due to limited market transparency and/or lack of corroboration to support the quoted prices.

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

December 31, 2017

	AHL Managed Futures Strategy FundA	Ionic Strategic Arbitrage Fund
Assets:
Investments in unaffiliated securities, at fair value†	$449,173,483	$80,550,620
Investments in affiliated securities, at fair value‡	20,549,617	19,527,208
Purchased options contracts outstanding (premiums paid $9,189,118)	–	6,464,733
Foreign currency deposits with brokers for futures contracts, at fair value¤	17,554,657	–
Swap income receivable	-	29,648
Cash with brokers	6,210,539	49,930,111
Deposit with brokers for futures contracts	26,566,367	965,250
Dividends and interest receivable	13,665	553,115
Receivable for investments sold	-	3,712,642
Receivable for fund shares sold	2,908,890	184,450
Receivable for tax reclaims	-	2,351
Receivable for expense reimbursement (Note 2)	1,087,897	112,876
Receivable for variation margin on open futures contracts (Note 5)	1,795,935	-
Unrealized appreciation from swap agreements	-	435,083
Unrealized appreciation from forward foreign currency contracts	2,603,085	-
Prepaid expenses	40,167	32,894

Total assets	528,504,302	162,500,981

Liabilities:
Payable for investments purchased	-	1,730,246
Payable for fund shares redeemed	510,089	627,351
Payable for foreign currency, at fair value^	-	271,398
Payable for foreign currency with brokers, at fair value+	-	3,445,662
Payable for variation margin from open futures contracts (Note 5)	-	129,227
Securities sold short, at fair value±	-	53,125,940
Cash due to custodian	-	17,192
Written option contracts, at fair value (premiums received $2,947,551)	-	3,744,290
Swap income payable	-	8,877
Dividends and interest expense payable	-	41,941
Management and sub-advisory fees payable (Note 2)	567,209	117,274
Service fees payable (Note 2)	9,694	434
Transfer agent fees payable (Note 2)	21,544	6,379
Custody and fund accounting fees payable	1,694,743	15,582
Professional fees payable	62,761	139,694
Trustee fees payable (Note 2)	22	5
Payable for prospectus and shareholder reports	65,679	7,772
Unrealized depreciation from swap agreements	-	361,853
Unrealized depreciation from forward foreign currency contracts	3,084,017	-
Other liabilities	4,098	14

Total liabilities	6,019,856	63,791,131

Net assets	$522,484,446	$98,709,850

Analysis of net assets:
Paid-in-capital	$514,340,530	$121,390,651
Undistributed net investment income	395,553	1,372,186
Accumulated net realized gain (loss)	320,014	(20,977,503)
Unrealized appreciation (depreciation) of investmentsB	(126,937)	1,705,764
Unrealized appreciation of forward currency contracts	(480,932)	-
Unrealized appreciation of foreign currency transactions	430,479	4,834
Unrealized appreciation of futures contracts	7,605,739	95,148
Unrealized appreciation of swap agreements	-	73,230
Unrealized (depreciation) of purchased options	-	(2,724,385)
Unrealized (depreciation) of written options	-	(796,739)
Unrealized (depreciation) of short sales	-	(1,433,336)

Net assets	$522,484,446	$98,709,850

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

December 31, 2017

	AHL Managed Futures Strategy FundA	Ionic Strategic Arbitrage Fund
Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	37,042,161	3,153,071

Y Class	9,644,118	8,439,203

Investor Class	1,939,236	185,042

A Class	323,698	13,715

C Class	559,395	9,801

Net assets:
Institutional Class	$391,617,624	$26,386,023

Y Class	$101,513,775	$70,589,684

Investor Class	$20,241,387	$1,539,554

A Class	$3,408,861	$113,957

C Class	$5,702,799	$80,632

Net asset value, offering and redemption price per share:
Institutional Class	$10.57	$8.37

Y Class	$10.53	$8.36

Investor Class	$10.44	$8.32

A Class	$10.53	$8.31

A Class (offering price)	$11.17	$8.72

C Class	$10.19	$8.23

† Cost of investments in unaffiliated securities	$449,300,420	$78,844,856
‡ Cost of investments in affiliated securities	$20,549,617	$19,527,208
¤ Cost of foreign currency deposits with broker for futures contracts	$16,524,192	$-
^ Cost of foreign currency	$-	$(267,398)
+ Cost of foreign currency with broker	$-	$(3,467,208)
± Proceeds of securities sold short	$-	$51,692,604
A Consolidated financial statement. See Note 1 in the Notes to Financial Statements for additional information.
B The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

American Beacon FundsSM

Statements of Operations

For the year ended December 31, 2017

	AHL Managed Futures Strategy FundA	Ionic Strategic Arbitrage Fund
Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$-	$1,930,105
Dividend income from affiliated securities	92,205	126,844
Interest income	3,737,607	1,458,940
Other income	-	158,228

Total investment income	3,829,812	3,674,117

Expenses:
Management and sub-advisory fees (Note 2)	6,663,952	1,685,674
Transfer agent fees:
Institutional Class (Note 2)	146,910	26,307
Y Class (Note 2)	58,664	61,519
Investor Class	2,534	1,289
A Class	752	3
C Class	228	3
Custody and fund accounting fees	2,469,016	23,391
Professional fees	100,063	281,204
Registration fees and expenses	86,774	81,685
Service fees (Note 2):
Y Class	14,847	13,603
Investor Class	57,760	5,613
A Class	22,115	174
C Class	7,179	21
Distribution fees (Note 2):
A Class	36,859	292
C Class	47,862	1,091
Prospectus and shareholder report expenses	188,726	20,651
Trustee fees (Note 2)	30,785	8,188
Prime broker fees	-	11,866
Dividends and interest on securities sold short	-	1,317,169
Other expenses	49,148	4,394

Total expenses	9,984,174	3,544,137

Net fees waived and expenses (reimbursed) (Note 2)	(2,099,369)	(207,392)

Net expenses	7,884,805	3,336,745

Net investment income (loss)	(4,054,993)	337,372

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesB	(16,601)	(47,427,956)
Purchased options contracts	-	(4,695,236)
Foreign currency transactions	542,508	(262,049)
Forward foreign currency contracts	(3,743,646)	-
Futures contracts	33,270,023	1,819,934
Swap agreements	-	186,831
Written options contracts	-	(479,820)
Short sales	-	53,261,221
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesC	(130,830)	(11,430,213)
Purchased options contracts	-	1,424,834
Foreign currency transactions	660,440	143,224
Forward foreign currency contracts	1,244,061	-
Futures contracts	(1,895,868)	(24,181)
Swap agreements	-	73,230
Written options contracts	-	(1,923,885)
Short sales	-	8,595,514

Net gain (loss) from investments	29,930,087	(738,552)

Net increase (decrease) in net assets resulting from operations	$25,875,094	$(401,180)

† Foreign taxes	$-	$12,197
A Consolidated financial statement. See Note 1 in the Notes to Financial Statements for additional information.
B The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
C The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets

	AHL Managed Futures Strategy FundA		Ionic Strategic Arbitrage Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(4,054,993)	$(5,980,464)	$337,372	$1,404,577
Net realized gain (loss) from investments in unaffiliated securities, purchased options contracts, foreign currency transactions, forward foreign currency contracts, futures contracts, swap agreements, written options contracts, and short sales	30,052,284	(27,761,623)	2,402,925	458,283
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, purchased options contracts, foreign currency transactions, forward foreign currency contracts, futures contracts, swap agreements, written options contracts, and short sales	(122,197)	7,600,291	(3,141,477)	637,345

Net increase (decrease) in net assets resulting from operations	25,875,094	(26,141,796)	(401,180)	2,500,205

Distributions to shareholders:
Net investment income:
Institutional Class	-	-	(1,853,900)	(4,423,015)
Y Class	-	-	(4,957,963)	(2,709,587)
Investor Class	-	-	(105,355)	(62,954)
A Class	-	-	(7,498)	(5,200)
C Class	-	-	(4,803)	(7,268)
Net realized gain from investments:
Institutional Class	(15,176,418)	-	(202,770)	(5,146,294)
Y Class	(3,701,486)	-	(542,277)	(3,152,676)
Investor Class	(777,705)	-	(12,119)	(73,248)
A Class	(142,135)	-	(851)	(6,051)
C Class	(229,781)	-	(646)	(8,457)

Net distributions to shareholders	(20,027,525)	-	(7,688,182)	(15,594,750)

Capital share transactions (Note 10):
Proceeds from sales of shares	172,256,169	529,925,260	55,899,547	151,226,921
Reinvestment of dividends and distributions	17,912,969	-	7,581,413	15,540,914
Cost of shares redeemed	(138,380,771)	(142,912,043)	(127,532,637)	(74,737,699)

Net increase (decrease) in net assets from capital share transactions	51,788,367	387,013,217	(64,051,677)	92,030,136

Net increase (decrease) in net assets	57,635,936	360,871,421	(72,141,039)	78,935,591

Net assets:
Beginning of period	464,848,510	103,977,089	170,850,889	91,915,298

End of period*	$522,484,446	$464,848,510	$98,709,850	$170,850,889

*Includes undistributed net investment income	$395,553	$1,423,199	$1,372,186	$1,709,862

A Consolidated financial statement. See Note 1 in the Notes to Financial Statements for additional information.

See accompanying notes

American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940 (the “Act”), as amended, as non-diversified, open-end management investment companies. As of December 31, 2017, the Trust consists of thirty-three active series, two of which are presented in this filing: American Beacon AHL Managed Futures Strategy Fund and American Beacon Ionic Strategic Arbitrage Fund (collectively, the “Funds” and each individually a “Fund”). The remaining thirty-one active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Resolute Investment Managers, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors - sold directly or through intermediary channels.	$250,000
Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000
Investor	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500
A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500
C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Consolidation of Subsidiaries

The consolidated Schedule of Investments of the AHL Managed Futures Strategy Fund (the “CFC Fund”) includes the accounts of the American Beacon Cayman Managed Futures Strategy Fund, Ltd., a wholly-owned and controlled subsidiary (the “Subsidiary”). All inter-company accounts and transactions have been eliminated in consolidation for the CFC Fund.

For Federal tax purposes, taxable income for the CFC Fund and its Subsidiary are calculated separately. The Subsidiary is classified as a controlled foreign corporation under the Internal Revenue Code of 1986 (the “Code”) and the Subsidiary’s taxable income is included in the calculation of the CFC Fund’s taxable income. Net losses of the Subsidiary are not deductible by the CFC Fund either in the current period or future periods. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

The CFC Fund may invest up to 25% of its total assets in the Subsidiary, which acts as an investment vehicle in order to effect certain investments consistent with the CFC Fund’s investment objectives and policies. The CFC Fund expects to achieve a significant portion of its exposure to commodities and commodities-related investments through investment in the Subsidiary. Unlike the CFC Fund, the Subsidiary may invest without limitation in commodities and commodities-related investments.

Fund	Inception Date of Subsidiary	Subsidiary Net Assets at December 31, 2017	% of Total Net Assets of the CFC Fund at December 31, 2017	Net Realized Gain (Loss) from Investments Held in Subsidiary
American Beacon Cayman Managed Futures Strategy Fund, Ltd.	August 19, 2014	$123,027,706	23.5%	$(8,669,907)

CFTC Regulation

On August 13, 2013, the Commodity Futures Trading Commission (“CFTC”) adopted rules to harmonize conflicting United States Securities and Exchange Commission (the “SEC’’) and CFTC disclosure, reporting and recordkeeping requirements for registered investment companies that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

The CFC Fund is a commodity pool, as defined in the regulation of the CFTC and operated by the Manager, a commodity pool operator regulated by the CFTC.

Recently Adopted Accounting Pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017, and has been adopted accordingly.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the Net Asset Value (“NAV”). The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

Distributions to Shareholders

Distributions, if any, of net investment income are generally paid at least annually and recorded on the ex-dividend date. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to any Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Funds’ average daily net assets that is calculated and accrued daily, equal to 0.35%.

The Trust, on behalf of the Funds, and the Manager have entered into Investment Advisory Agreements with AHL Partners LLP and Ionic Capital Management LLC (the “Sub-Advisors”) for the AHL Managed Futures Strategy Fund and the Ionic Strategic Arbitrage Fund, respectively, pursuant to which each Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily equal to 1.00% of the Fund’s average daily net assets.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

The Management and Sub-Advisory Fees paid by the Funds for the year ended December 31, 2017 were as follows:

AHL Managed Futures Strategy Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$1,727,691
Sub-Advisor Fees	1.00%	4,936,261

Total	1.35%	$6,663,952

Ionic Strategic Arbitrage Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$437,027
Sub-Advisor Fees	1.00%	1,248,647

Total	1.35%	$1,685,674

Distribution Plans

The Funds, except for the A and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.10% of the average daily net assets of the Y Class, up to 0.25% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds. Effective April 1, 2017, the Funds terminated the Service Plan for the Y Class. During the year ended December 31, 2017 the Manager voluntarily reimbursed service fees to the Y and C Classes of the Ionic Strategic Arbitrage Fund in the amount of $2,037 and $142, respectively.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional Class of the Funds and has agreed to compensate the intermediaries for providing these services. Effective April 1, 2017, the Funds agreed to compensate the intermediaries for providing services to the Y Class. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant

American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

to the Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Institutional and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional and Y Classes on an annual basis. During the year ended December 31, 2017, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
AHL Managed Futures Strategy	$188,724
Ionic Strategic Arbitrage	82,925

As of December 31, 2017, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
AHL Managed Futures Strategy	$17,316
Ionic Strategic Arbitrage	5,094

During the year ended December 31, 2017 the Manager voluntarily reimbursed sub-transfer agent fees to the Y Class of the AHL Managed Futures Strategy Fund in the amount of $2,060.

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended December 31, 2017, the Manager earned fees on the Funds’ direct investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
AHL Managed Futures Strategy	$9,012
Ionic Strategic Arbitrage	14,679

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating Funds for temporary purposes. The interfund credit facility is advantageous to the Funds because it provides added liquidity, and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a Fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to three days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended December 31, 2017, the Ionic Strategic Arbitrage Fund borrowed on average $3,653,217 for 3 days at an average interest rate of 1.48% with interest charges paid of $446. The amount is included in “Other Expenses” on the Statements of Operations. The AHL Managed Futures Strategy Fund did not utilize the credit facility.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds to the extent that total operating expenses exceed the Funds’ expense cap. During the year ended December 31, 2017, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap			Expiration of Reimbursed Expenses
Fund	Class	1/1/2017 - 12/31/2017	Reimbursed Expenses	(Recouped) Expenses
AHL Managed Futures Strategy	Institutional	1.54%	$1,661,183	$-	2020
AHL Managed Futures Strategy	Y	1.64%	293,904	-	2020
AHL Managed Futures Strategy	Investor	1.92%	64,965	-	2020
AHL Managed Futures Strategy	A	1.94%	59,814	-	2020
AHL Managed Futures Strategy	C	2.69%	19,503	-	2020
Ionic Strategic Arbitrage	Institutional	1.54%	93,674	-	2020
Ionic Strategic Arbitrage	Y	1.64%	117,183	(5,231)	2020
Ionic Strategic Arbitrage	Investor	1.92%	3,226	(1,656)	2020
Ionic Strategic Arbitrage	A	1.94%	203	(26)	2020
Ionic Strategic Arbitrage	C	2.69%	47	(28)	2020

Of these amounts, $1,087,897 and $112,876 were disclosed as a receivable from the Manager on the Statements of Assets and Liabilities at December 31, 2017 for the AHL Managed Futures Strategy Fund and Ionic Strategic Arbitrage Fund, respectively.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2020. The Fund did not record a liability for potential reimbursement, due to the current assessment that a reimbursement is unlikely. The carryover of excess expenses potentially reimbursable to the Manager are as follows:

Fund	Recovered Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
AHL Managed Futures Strategy	$-	$416,132	$-	2018
AHL Managed Futures Strategy	-	1,444,427	-	2019
Ionic Strategic Arbitrage	(6,941)	108,786	-	2018
Ionic Strategic Arbitrage	-	33,392	-	2019

Sales Commissions

The Funds’ distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. During the year ended December 31, 2017, Foreside collected $2,876 and $38 in sales commissions for AHL Managed Futures Strategy Fund and Ionic Strategic Arbitrage Fund, respectively, from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended December 31, 2017, there were no CDSC fees collected for Class A Shares of the Funds.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original

American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended December 31, 2017, CDSC fees of $1,909 were collected for Class C Shares of the AHL Managed Futures Strategy Fund. There were no CDSC fees collected for Class C Shares of the Ionic Strategic Arbitrage Fund.

Trustee Fees and Expenses

As compensation for their service to the Trust, the American Beacon Select Funds and the American Beacon Institutional Funds Trust, each Trustee receives an annual retainer of $120,000, plus $10,000 for each Board meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $50,000 as well as a single $10,000 fee each quarter for his attendance at the committee meetings. The Chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trusts according to its respective net assets.

Concentration of Ownership

From time to time, the Funds may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a significant ownership of more than 5% of the Funds’ outstanding shares could have a material impact on the Funds. As of December 31, 2017, based on management’s evaluation of the shareholder account base, exclusive of omnibus accounts, one account has been identified as representing a non-affiliated significant ownership of approximately 7% of the AHL Managed Futures Strategy Fund’s outstanding shares.

3.  Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally at 4:00 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Debt securities normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Prices of debt securities may be determined using quotes obtained from brokers.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the Manager determines that developments between the close of a foreign market and the close of the Exchange will, in its judgment, materially affect the value of some or all of a Fund’s portfolio securities, the Manager will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices

American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. In addition, the Funds may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Funds’ pricing time of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. These securities are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depository Receipts (“ADR”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but a Fund is open. The Funds use outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Funds are required to deposit with their futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Funds. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Other investments, including restricted securities and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value, as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, ETFs, preferred securities, and financial derivative instruments, such as futures contracts or options that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as foreign currency contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued, pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

4.  Securities and Other Investments

Agency Mortgage-Backed Securities

Certain mortgage-backed securities (“MBS”) may be issued or guaranteed by the U.S. government or a government sponsored entity, such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

American Depositary Receipts (“ADRs”)

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Funds may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Funds to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Commodity Instruments

Exposure to physical commodities may subject the AHL Managed Futures Strategy Fund to greater volatility than investments in traditional securities. The value of such investments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as supply and demand, drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Their value may also respond to investor perception of instability in the national or international economy, whether or not justified by the facts. However, these investments may help to moderate fluctuations in the value of the Fund’s other holdings, because these investments may not correlate with investments in traditional securities. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of the Fund’s shares to fall. No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or realize the full value of such investments in the event of the need to liquidate such investments. Certain commodities are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks and result in greater volatility than investments in traditional securities. Because physical commodities do not generate investment income, the return on such investments will be derived solely from the appreciation or depreciation on such

American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

investments. Certain types of commodities instruments (such as commodity-linked swaps and commodity-linked structured notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or over-the-counter (“OTC”). OTC stock may be less liquid than exchange-traded stock.

Convertible Securities

Convertible securities include corporate bonds, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer. Because of the conversion feature, certain convertible securities may be considered equity equivalents.

Exchange-Traded Notes (“ETNs”)

The Ionic Strategic Arbitrage Fund may invest in ETNs. ETNs are debt obligations that are traded on exchanges and the returns of which are linked to the performance of market indexes. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a weekly basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. ETNs may be riskier than ordinary debt securities and may have no principal protection. The Fund’s investment in an ETN may be influenced by many unpredictable factors, including highly volatile commodities prices, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates, and monetary and other governmental policies, action and inaction. Investing in ETNs is not equivalent to investing directly in index components or the relevant index itself. Because ETNs are debt securities, they possess credit risk; if the issuer has financial difficulties or goes bankrupt, the investor may not receive the return it was promised. Because ETNs are unsecured, unsubordinated debt securities, an investment in an ETN exposes the Fund to the risk that an ETN’s issuer may be unable to repay the note upon maturity. As a result, the value of the ETN may decline, including to zero. In addition, as with investments in ETFs and investment companies, the Fund will bear its proportionate share of the fees and expenses of the ETN, which may cause the Fund’s operating expenses to be higher and its performance to be lower than it would if it invested directly in the

American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

securities of the index or other reference assets of the ETN. There may be times when an ETN share trades at a premium or discount to its market benchmark. The Fund’s decision to sell its ETN holdings may be limited by the availability of a liquid market. If the Fund must sell some or all of its ETN holdings and the market for such ETN is weak, it may have to sell such holdings at a discount.

Fixed-Income Investments

The Funds may hold debt, including government and corporate debt, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Funds’ net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security.

Foreign Securities

The Funds may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable CDs, bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Funds’ rights as an investor.

Illiquid and Restricted Securities

The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933 (the “Securities Act”). Illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Disposal of both illiquid and restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding during the year ended December 31, 2017 are disclosed in the Notes to the Schedules of Investments. The Funds did not hold any illiquid securities as of the year ended December 31, 2017.

Interest-Only and Principal-Only Mortgage-Backed Securities

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all

American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

of the interest (the “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Interest-only instruments generally increase in value in a rising interest rate environment, which typically results in a slower rate of prepayments on the underlying mortgages and extends the period during which interest payments are required to be made on the IO security. Interest only securities are subject to prepayment risk, which is the risk that prepayments will accelerate in a declining interest rate environment and will reduce the number of remaining interest payments even though there is no default on the underlying mortgages. Principal only instruments generally increase in value in a declining interest rate environment, which typically results in a faster rate of prepayments on the underlying mortgages. Since a PO security is usually purchased at a discount, faster prepayments result in a higher rate of return when the face value of the security is paid back sooner than expected.

Mortgage-Backed Securities

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Funds’ portfolio at the time resulting in reinvestment risk.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed-income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Mortgage-Related and Other Asset-Backed Securities

The Funds may invest in mortgage or other ABS. These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of the Funds’ MBS may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Preferred Stock

A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock generally has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed or variable rate, in some circumstances it can be changed or omitted by the issuer. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

Rights and Warrants

Rights are short-term warrants issued in conjunction with new stock or bond issues. Warrants are options to purchase an issuer’s securities at a stated price during a stated term. If the market price of the underlying common stock does not exceed the warrant’s exercise price during the life of the warrant, the warrant will expire worthless. Warrants usually have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may be purchased with values that vary depending on the change in value of one or more specified indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of the exercise. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price. There is no specific limit on the percentage of assets the Funds may invest in rights and warrants.

Short Sales

The Funds may enter into short sale transactions. A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in the market price of the security. Securities sold in short sale

American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

transactions and the dividends and interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. A Fund is obligated to deliver the security at the market price at the time the short position is closed. The risk of loss on a short sale transaction is theoretically unlimited, because there is no limit to the cost of replacing the security sold short, whereas losses from purchase transactions cannot exceed the total amount invested. As of December 31, 2017, short positions were held by the Funds and are disclosed in the Schedules of Investments.

Special Purpose Acquisition Company

A special purpose acquisition company (“SPAC”) is a collective investment structure that allows public stock market investors to invest in private equity type transactions, particular leveraged buyouts. SPACs are shell or blank-check companies, governed by the SEC, that have no operations but go public with the intention of merging with or acquiring a company with the proceeds of the SPAC’s initial public offering (“IPO”). For the year ended December 31, 2017, the Ionic Strategic Arbitrage Fund did not hold SPAC securities in the portfolio.

U.S. Treasury Obligations

U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations (known as “STRIPS”) and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

Variable or Floating Rate Obligations

The interest rates payable on certain fixed-income securities in which the Ionic Strategic Arbitrage Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

The Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

5.  Financial Derivative Instruments

The Funds may utilize derivative instruments to market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Forward Foreign Currency Contracts

The AHL Managed Futures Strategy Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Fund’s securities denominated in

American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Fund may also use currency contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract.

During the year ended December 31, 2017, the AHL Managed Futures Strategy Fund entered into forward foreign currency contracts primarily for speculative purposes.

The Fund’s forward foreign currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of forward currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD at each quarter end.

Average Forward Foreign Currency Notional Amount Outstanding Year Ended December 31, 2017
Fund	Purchased Contracts	Sold Contracts
AHL Managed Futures Strategy	$267,384,748	$178,703,967

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Funds usually reflects this amount on the Schedules of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the year ended December 31, 2017, the Funds entered into future contracts primarily for exposing cash to markets.

The Funds’ average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year Ended December 31, 2017
AHL Managed Futures Strategy	26,043
Ionic Strategic Arbitrage	79

Options Contracts

The Ionic Strategic Arbitrage Fund may write (1) call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest and (2) inflation-capped options. Writing put

American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

options tends to increase the Fund’s exposure to unfavorable movements of the underlying instrument in exchange for an upfront premium. Writing call options tends to decrease the Fund’s exposure to favorable movements of the underlying instrument in exchange for an upfront premium. When the Fund writes a call, put, or inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss when the underlying transaction is sold. The Fund, as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to favorable movements of the underlying instrument in exchange for paying an upfront premium. Purchasing put options tends to decrease the Fund’s exposure to unfavorable movements of the underlying instrument. The Fund pays a premium which is included on the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

During the year ended December 31, 2017, the Ionic Strategic Arbitrage Fund purchased/sold options primarily for return enhancement and hedging.

The Fund’s option contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of options contracts. For the purpose of this disclosure, volume is measured by the notional value of contracts outstanding at each quarter end.

Average Purchased Option Notional Amounts Outstanding
Fund	Year Ended December 31, 2017
Ionic Strategic Arbitrage	$4,155,275

Average Written Option Notional Amounts Outstanding
Fund	Year Ended December 31, 2017
Ionic Strategic Arbitrage	$1,366,425

Straddle Options

The Funds may enter into differing forms of straddle options. A straddle is an investment strategy that uses combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

Swap Agreements

A swap is a transaction in which the Fund and a counterparty agree to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) or the performance of specified securities or indices based on a specified amount (the “notional” amount). Nearly any type of derivative, including forward contracts, can be structured as a swap.

Swap agreements can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a currency swap, U.S. dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets, or index. Swaps may have a leverage component, and adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself.

Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally-cleared are exposed to the creditworthiness of the clearing organizations (and, consequently, that of their members – generally, banks and broker-dealers) involved in the transaction. For example, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be able to recover only a portion of the net amount of gains on its transactions and of the margin owed to it, potentially resulting in losses to the investor.

Swaps that are not centrally cleared, involve the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. To mitigate this risk, the Fund will only enter into swap agreements with counterparties considered by a Sub-Advisor to present minimum risk of default and the Fund normally obtains collateral to secure its exposure. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of a counterparty.

The centrally cleared and OTC swap agreements into which the Fund enters normally provide for the obligations of the Fund and its counterparty in the event of a default or other early termination to be determined on a net basis. Similarly, periodic payments on a swap transaction that are due by each party on the same day normally are netted. To the extent that a swap agreement is subject to netting, the Fund’s cover and asset segregation responsibilities will normally be with respect to the net amount owed by the Fund. However, the Fund may be required to segregate liquid assets equal to the full notional amount of certain swaps, such as written credit default swaps on physically settled forwards or written options. The amount that the Fund must segregate may be reduced by the value of any collateral that it has pledged to secure its own obligations under the swap.

Total Return Swap Agreements

The Ionic Strategic Arbitrage Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

The Fund’s total return swap contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of total return swap contracts. For the purpose of this disclosure, volume is measured by the notional value of contracts outstanding at each quarter end:

Average Total Return Swap Notional Amounts Outstanding
Fund	Year Ended December 31, 2017
Ionic Strategic Arbitrage	15,843,687

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

AHL Managed Futures Strategy Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of December 31, 2017:

Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$	$3,171,672	$11,926,492	$739,904	$3,379,892	$19,217,960
Unrealized appreciation from forward foreign currency contracts	-	2,603,085	-	-	-	2,603,085

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Payable for variation margin from open futures contracts(2)	$-	$(965,830)	$(7,595,735)	$(1,455,356)	$(1,595,300)	$(11,612,221)
Unrealized depreciation from forward foreign currency contracts	-	(3,084,017)	-	-	-	(3,084,017)

The effect of financial derivative instruments on the Statements of Operations as of December 31, 2017:

Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$(3,743,646)	$-	$-	$-	$(3,743,646)
Futures contracts	-	(6,654,751)	(8,620,671)	(21,988,702)	70,534,147	33,270,023

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$1,244,061	$-	$-	$-	$1,244,061
Futures contracts	-	402,555	(224,922)	(1,680,766)	(392,735)	(1,895,868)

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Notes to Financial Statements

December 31, 2017

Ionic Strategic Arbitrage Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of December 31, 2017:

Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Purchased options contracts outstanding	$-	$-	$-	$-	$6,464,733	$6,464,733
Receivable for variation margin from open futures contracts(2)	-	-	-	-	95,148	95,148
Unrealized appreciation from swap agreements	-	-	-	-	435,083	435,083

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Written options contracts outstanding	$-	$-	$-	$-	$(3,744,290)	$(3,744,290)
Unrealized depreciation from swap agreements	-	-	-	-	(361,853)	(361,853)

The effect of financial derivative instruments on the Statements of Operations as of December 31, 2017:

Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Purchased options contracts	$-	$-	$-	$(174,963)	$(4,520,273)	$(4,695,236)
Futures contracts	-	134,431	-	(2,270)	1,687,773	1,819,934
Swap agreements	-	-	-	-	186,831	186,831
Written options contracts	-	-	-	-	(479,820)	(479,820)

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Purchased options contracts	$-	$-	$-	$-	$1,424,834	$1,424,834
Futures contracts	-	-	-	-	(24,181)	(24,181)
Swap agreements	-	-	-	-	73,230	73,230
Written options contracts	-	-	-	-	(1,923,885)	(1,923,885)

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Funds’ Schedules of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Master Agreements

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties govern transactions in over-the-counter (“OTC”) derivative and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types,

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Notes to Financial Statements

December 31, 2017

they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

6.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Allocation and Correlation Risk

The sub-advisor’s judgments about, and allocations between arbitrage strategies, asset classes and market exposures may adversely affect the Funds’ performance. There can be no assurance, particularly during periods of market disruption and stress, that the Funds will, in fact, experience a low level of correlation with a traditional portfolio of stocks and bonds or with the debt or equity markets generally. This risk may be increased by the use of derivatives to increase allocations to various market exposures.

Arbitrage Risk

The Ionic Strategic Arbitrage Fund may use a variety of arbitrage strategies in pursuing its investment strategy. The underlying relationships among securities in which the Fund takes long and short positions may change in an adverse manner, or may fail to change in the manner expected, in which case the Fund may realize losses. The expected gain on an individual arbitrage investment is normally considerably smaller than the possible loss should the transaction be unexpectedly terminated.

The expected timing of each transaction is also important since the length of time that the Fund’s capital must be committed to any given transaction may affect the rate of return realized by the Fund, and unanticipated delays could cause the Fund to lose money or not achieve the desired rate of return.

The success of the Fund’s investment strategies is dependent on the sub-advisor’s ability to exploit pricing inefficiencies among interrelated instruments. Although arbitrage positions are considered to have a lower risk profile than directional trades as the former attempt to exploit price differentials rather than overall price movements, such strategies are by no means without risk. Pricing inefficiencies, even if correctly identified, may not converge within the time frame within which the Fund maintains its positions. Even pure “riskless” arbitrage – which is rare – can result in significant losses if the arbitrage cannot be sustained (due, for example, to margin calls) until expiration. The Fund’s strategies are subject to the risks of disruptions in historical price relationships, the restricted availability of credit and the obsolescence or inaccuracy of valuation models. Market disruptions may also force the Fund to close out one or more positions. Such disruptions have in the past resulted in substantial losses for funds employing similar strategies.

The Fund expects a major component of its investment strategies to involve spreads between two or more securities. To the extent the price relationships between such securities remain constant, no gain or loss may occur. Such spread strategies do, however, entail a substantial risk that the price differential could change unfavorably and result in losses.

Commodities Risk

The AHL Managed Futures Strategy Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked

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Notes to Financial Statements

December 31, 2017

derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as changes in supply and demand, drought, floods, weather, livestock disease, embargoes, tariffs, war, acts of terrorism and international economic, political and regulatory developments. The Fund and the Subsidiary each may concentrate its assets in a particular sector of the commodities market (such as oil, metal or agricultural products). As a result, the Fund and the Subsidiary may be more susceptible to risks associated with those sectors. The Fund’s investments in commodity-related instruments may lead to losses in excess of the Fund’s investment in such products. Such losses can significantly and adversely affect the NAV of the Fund and, consequently, a shareholder’s interest in the Fund.

Counterparty Risk

The Funds are subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Funds.

Credit Risk

The Funds are subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan, will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely.

Currency Risk

The Funds may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, purchasing or selling forward foreign currency exchange contracts in non-U.S. currencies, including both non-deliverable forwards (“NDFs”) and deliverable forwards, non-U.S. currency futures contracts, options (including non-deliverable options (“NDOs”) on non-U.S. currencies and non-U.S. currency futures) and swaps for cross-currency investments. Foreign currencies may decline in value relative to the U.S. dollar and other currencies and thereby affect the Fund’s investments in foreign (non-U.S.) currencies.

Derivatives Risk

Derivatives may involve significant risk. The use of derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Funds’ initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The Funds may buy or sell derivatives not traded on an exchange and which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk. As a result, the Funds may obtain no recovery of their investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Funds to greater losses in the event of a default by a counterparty.

Equity Investment Risk

Equity securities are subject to market risk. The Funds’ investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is

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Notes to Financial Statements

December 31, 2017

subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Foreign Investing Risk

The Funds may invest in securities issued by foreign companies through ADRs and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. The Funds may also invest in local currency investments. ADRs are subject to many of the risks inherent in currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock. Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Funds and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Hedging Risk

If the Funds use a hedging instrument at the wrong time or judges the market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful, reduce the Funds’ return, or create a loss.

High Portfolio Turnover Risk

Portfolio turnover is a measure of the Fund’s trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase the Fund’s transaction costs because of increased broker commissions resulting from such transactions. These costs are not reflected in the Fund’s annual operating expenses or in the expense example, but they can have a negative impact on performance. Frequent trading by the Fund could also result in increased realized net capital gains, distributions of which are taxable to the Fund’s shareholders (including net short-term capital gain distributions, which are taxable to them as ordinary income).

High-Yield Securities Risk

Investing in high-yield, below investment-grade securities (commonly referred to as “junk bonds”) generally involves significantly greater risks of loss of your money than an investment in investment grade securities. High-yield

American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. High-yield securities are considered to be speculative with respect to an issuer’s ability to pay interest and principal and carry a greater risk that the issuers of lower-rated securities will default on the timely payment of principal and interest. Below investment grade securities may experience greater price volatility and less liquidity than investment grade securities.

Illiquid and Restricted Securities Risk

Securities not registered in the U.S. under the Securities Act of 1933, as amended (the “Securities Act”), including Rule 144A securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets. The Funds may not be able to sell a restricted security when the sub-advisor considers it desirable to do so and/or may have to sell the security at a lower price than the Funds believe is its fair market value. In addition, transaction costs may be higher for restricted securities and the Funds may receive only limited information regarding the issuer of a restricted security. The Funds may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Interest Rate Risk

The Funds are subject to the risk that the market value of fixed-income securities or derivatives it holds, particularly mortgage backed and other asset backed securities, will decline due to rising interest rates. Generally, the value of investments with interest rate risk, such as fixed-income securities, will move in the opposite direction to movements in interest rates. The Federal Reserve raised the federal funds rate in December 2016, March 2017, June 2017, and December 2017 and has signaled additional increases in 2018. Interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the Funds. The prices of fixed-income securities or derivatives are also affected by their duration. Fixed-income securities or derivatives with longer duration generally have greater sensitivity to changes in interest rates. An increase in interest rates can impact markets broadly as well.

Leverage Risk

The Funds’ use of futures, forward foreign currency contracts, swaps, other derivative instruments and selling securities short will have the economic effect of financial leverage. Financial leverage magnifies the exposure to the swings in prices of an asset or class of assets underlying a derivative instrument and results in increased volatility, which means that the Funds will have the potential for greater losses than if the Funds do not use the derivative instruments that have a leveraging effect. Leverage may result in losses that exceed the amount originally invested and may accelerate the rate of losses. Leverage tends to magnify, sometimes significantly, the effect of an increase or decrease in the Funds’ exposure to an asset or class of assets and may cause the Funds’ NAV to be volatile.

Liquidity Risk

The Funds are susceptible to the risk that certain fixed-income investments, may have limited marketability or be subject to restrictions on sale, and may be difficult or impossible to purchase or sell at favorable times or prices. The Funds could lose money if they are unable to dispose of an investment at a time that is most beneficial to the Funds. The Funds may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the Funds. For example, the Funds may be forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs. Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.

Market Direction Risk

Since the Funds will typically hold both long and short positions, an investment in the Funds will involve market risks associated with different types of investment decisions than those made for a typical “long only”

American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

fund. The Funds’ results could suffer both when there is a general market advance and the Funds hold significant “short” positions, and when there is a general market decline and the Funds hold significant “long” positions.

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in fixed-income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase, whether brought about by U.S. policy makers or by dislocations in world markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

Mortgage-Backed and Mortgage Related Securities Risk

Certain mortgage-backed and mortgage related securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Additionally, circumstances could arise that would prevent the payment of interest or principal. This could result in losses to the Funds. Securities held by the Funds that are issued by government-sponsored enterprises, such as the Fannie Mae, Freddie Mac, and FHLB are not guaranteed by the U.S. Treasury, are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government will provide financial support. U.S. Government securities and securities of government sponsored enterprises are also subject to credit risk, interest rate risk and market risk. The Funds’ investment in CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. The cash flows and yields on IO and PO are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. Inverse IOs and POs, which are fixed-income securities with a floating or variable rate of interest, may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity.

Non-Diversification Risk

The Funds are non-diversified, which means the Funds may focus their investments in the securities of a comparatively small number of issuers. Investments in securities of a limited number of issuers exposes the Funds to greater market risk and potential losses than if assets were diversified among the securities of a greater number of issuers.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

Obsolescence Risk

The Funds are unlikely to be successful in its quantitative trading strategies unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated. If and to the extent that the models do not reflect certain factors, and the sub-advisor does not successfully address such omission through its testing and evaluation and modify the models accordingly, major losses may result – all of which will be borne by the Funds.

Options Risk

In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce an profit that might have realized had it bought the underlying security at the time it purchased the call option. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Funds will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs. If the Funds sell a put option, there is a risk that the Funds may be required to buy the underlying asset at a disadvantageous price. If the Funds sell a call option, there is a risk that the Funds may be required to sell the underlying asset at a disadvantageous price. If the Funds sell a call option on an underlying asset that the Funds own and the underlying asset has increased in value when the call option is exercised, the Funds will be required to sell the underlying asset at the call price and will not be able to realize any of the underlying asset’s value above the call price.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including ETFs and money market funds. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses charged by the underlying funds in addition to the Funds’ direct fees and expenses and will be subject to the risks associated with investments in those funds.

Prepayment and Extension Risk

Prepayment risk is the risk that the principal amount of a bond may be repaid prior to the bond’s maturity date. Due to a decline in interest rates or excess cash flow, a debt security may be called or otherwise prepaid before maturity. If this occurs, no additional interest will be paid on the investment and the Funds may have to invest at a lower rate, may not benefit from an increase in value that may result from declining interest rates, and may lose any premium it paid to acquire the security. Variable and floating rate securities may be less sensitive to prepayment risk. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, heighten interest rate risk and increase the potential for a decline in price.

Short Position Risk

The Funds will incur a loss as a result of a short position if the price of the instrument sold short increases in value between the date of the short sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the sub-advisor’s ability to accurately anticipate the future value of a security or instrument. The Funds’ losses are potentially unlimited in a short position transaction.

Subsidiary Risk

By investing in the Subsidiary, the AHL Managed Futures Strategy Fund is indirectly exposed to the risk associated with the Subsidiary’s Investments. The derivatives and other investments held by the Subsidiary are

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Notes to Financial Statements

December 31, 2017

generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of the Fund or the Subsidiary will be achieved.

The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Report, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Fund’s Prospectus and SAI and could adversely affect the Fund’s performance.

Swap Agreement Risk

Swaps can involve greater risks than a direct investment in an underlying asset, because swaps typically include a certain amount of embedded leverage and as such are subject to leveraging risk. If swaps are used as a hedging strategy, the Funds are subject to the risk that the hedging strategy may not eliminate the risk that is intended to offset, due to, among other reasons, the occurrence of unexpected price movements or the non-occurrence of expected price movements. Swaps also may be difficult to value. Interest rate swaps, total return swaps, currency swaps, credit default swaps and commodities swaps are subject to counterparty risk, credit risk and liquidity risk. In addition, interest rate swaps are subject to interest rate risk, total return swaps are subject to market risk, and interest rate risk if the underlying securities are bonds or other debt obligations, currency swaps are subject to currency risk, and commodities swaps are subject to commodities risk.

Tax Risk

To qualify as a regulated investment company under Subchapter M (“RIC”), the AHL Managed Futures Strategy Fund must derive at least 90 percent of its gross income for each taxable year from qualifying income, which is described in more detail in the SAI. Income from certain commodity-linked derivative instruments in which the AHL Managed Futures Strategy Fund invests is not considered qualifying income. The Fund will therefore restrict the income from direct investments in commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10 percent of its gross income for each taxable year. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M.

The Internal Revenue Service (“IRS”) has issued a large number of private letter rulings (which the AHL Managed Futures Strategy Fund may not cite as precedent) beginning in 2006 that income a RIC derives from a wholly owned foreign subsidiary (such as the Subsidiary) that earns income derived from commodity-linked derivative instruments is qualifying income. The IRS suspended the issuance of new such rulings in July 2011 but has not taken any actions regarding its previously issued rulings. According, the Fund has not sought to obtain such a ruling and is relying on the advice of counsel regarding the tax treating of distributions by the Subsidiary to the Fund of such income. The tax treatment of the Fund’s commodity-linked investments may be materially adversely affected by future legislation, Treasury regulations, and/or guidance issued by the IRS that could affect whether income from such investments is qualifying income under Subchapter M, or otherwise materially affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund.

Valuation Risk

The Funds may value certain assets at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as certain derivatives, which may be illiquid or which may become illiquid.

Volatility Risk

The Funds may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Funds’ NAV to experience significant increases or declines in value over short periods of time.

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Notes to Financial Statements

December 31, 2017

Warrants Risk

Warrants may be more speculative than certain other types of investments because warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, December 31, 2017.

AHL Managed Futures Strategy Fund

Offsetting of Financial and Derivative Assets as of December 31, 2017:
	Assets	Liabilities
Futures Contracts	$19,217,960	$11,612,221
Forward Foreign Currency Contracts	2,603,085	3,084,017

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$21,821,045	$14,696,238

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(19,217,960)	(11,612,221)

Total derivative assets and liabilities subject to an MNA	$2,603,085	$3,084,017

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of December 31, 2017:
			Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Gross Amounts of Assets Presented in the Statements of Assets and Liabilities	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount
Deutsche Bank AG	$1,698,157	$(38,758)	$-	$-	$1,659,399
HSBC Bank (USA)	761,397	(761,397)	-	-	-
Royal Bank of Scotland PLC	143,531	(143,531)	-	-	-

Total	$2,603,085	$(943,686)	$-	$-	$1,659,399

			Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount
Deutsche Bank AG	$38,758	$(38,758)	$-	$-	$-
HSBC Bank (USA)	2,474,372	(761,397)	-	-	1,712,975
Royal Bank of Scotland PLC	570,887	(143,531)	-	-	427,356

Total	$3,084,017	$(943,686)	$-	$-	$2,140,331

American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

Ionic Strategic Arbitrage Fund

Offsetting of Financial and Derivative Assets as of December 31, 2017:
	Assets	Liabilities
Futures Contracts	$95,148	$-
Swap Agreement—OTC	435,083	361,853
Purchased Options Contracts	6,464,733	-
Written Options Contracts	-	3,744,290

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$6,994,964	$4,106,143

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(6,339,622)	(3,744,290)

Total derivative assets and liabilities subject to an MNA	$655,342	$361,853

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of December 31, 2017:
			Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Gross Amounts of Assets Presented in the Statements of Assets and Liabilities	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount
Deutsche Bank AG	$655,342	$(361,853)	$-	$-	$293,489

Total	$655,342	$(361,853)	$-	$-	$293,489

			Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount
Deutsche Bank AG	$361,853	$(361,853)	$-	$-	$-

Total	$361,853	$(361,853)	$-	$-	$-

7.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company, by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years of the AHL Managed Futures Strategy Fund in the four year period ended December 31, 2017 remain subject to examination by the IRS. Each of the tax years of the Ionic Strategic Arbitrage Fund in the two year period ended December 31, 2017 remain subject to examination by the IRS. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. The Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

The tax character of distributions paid were as follows:

	AHL Managed Futures Strategy Fund		Ionic Strategic Arbitrage Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Distributions paid from:
Ordinary income*
Institutional Class	$13,769,404	$-	$2,056,670	$9,569,309
Y Class	3,358,319	-	5,500,240	5,862,263
Investors Class	705,603	-	117,474	136,202
A Class	128,958	-	8,349	11,251
C Class	208,478	-	5,449	15,725
Long-term capital gains
Institutional Class	1,407,014	-	-	-
Y Class	343,167	-	-	-
Investors Class	72,102	-	-	-
A Class	13,177	-	-	-
C Class	21,303	-	-	-

Total distributions paid	$20,027,525	$-	$7,688,182	$15,594,750

*For tax purposes, short-term capital gains are considered ordinary income distributions.

As of December 31, 2017 the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
AHL Managed Futures Strategy	$498,591,619	$1,555,212	$(13,761,752)	$(12,206,540)
Ionic Strategic Arbitrage	122,933,099	-	(21,563,329)	(21,563,329)

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
AHL Managed Futures Strategy	$(12,206,540)	$5,441,699	$-	$(2,348,474)	$-	$(9,113,315)
Ionic Strategic Arbitrage	(21,563,329)	1,649,537	-	(2,767,009)	-	(22,680,801)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the realization of unrealized gains (losses) from certain derivative instruments, the tax deferral of losses from wash sales, deemed distributions on convertible obligations, CPDI, unsettled short positions, straddles, and the realization for tax purposes of unrealized gain (loss) on investments in passive foreign investment companies.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from foreign currency re-classes, paydowns, gains (losses) from sales of investments in passive foreign investments companies, reclassifications of income from closed-end funds, reclassification of income from investment subsidiary, sales of CPDI securities, non-utilization of net operating losses, and dividend reclassed as of December 31, 2017:

Fund	Paid-In-Capital	Undistributed (Overdistribution of) Net Investment Income	Accumulated Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)
AHL Managed Futures Strategy	$(8,297,581)	$3,027,347	$5,270,234	$–
Ionic Strategic Arbitrage	(6,955)	6,254,471	(6,247,516)	–

American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

During the year December 31, 2017 the Funds had the following post RIC MOD capital loss carryforwards:

Fund	Short-Term Capital Loss Carryforwards	Long-Term Capital Loss Carryforwards
AHL Managed Futures Strategy	$-	$-
Ionic Strategic Arbitrage	2,767,009	-

The AHL Managed Futures Strategy Fund utilized $9,365,911 short-term and $2,267,413 long-term capital loss carryforwards.

The Funds are permitted for tax purposes to defer into its next fiscal year qualified late year losses. Qualified late year capital losses are any capital losses incurred after October 31 through the Fund’s fiscal year end, December 31, 2017. Qualified late year ordinary losses are specified losses generally incurred after October 31 through the Fund’s fiscal year end, December 31, 2017. For the period ended December 31, 2017, AHL Managed Futures Strategy Fund deferred $2,348,474 of long-term capital losses to January 1, 2018.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended December 31, 2017 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
AHL Managed Futures Strategy	$–	$–	$–	$–
Ionic Strategic Arbitrage	725,542,306	–	731,347,717	251,560

A summary of the Funds’ transactions in the USG Select Fund for the year ended December 31, 2017 are as follows:

Fund	Type of Transaction	December 31, 2016 Share/Fair Value	Purchases	Sales	December 31, 2017 Share/Fair Value	Dividend Income
AHL Managed Futures Strategy Fund	Direct	$6,472,219	$522,068,349	$507,990,951	$20,549,617	$–
Ionic Strategic Arbitrage Fund	Direct	26,003,015	185,333,342	191,809,149	19,527,208	126,844

9.  Borrowing Arrangements

Effective November 16, 2017, the Funds, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $50 million with interest at a rate equal to the higher of (a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds will pay a commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 15, 2018, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

Effective November 16, 2017, the Funds, along with certain other Participating Funds managed by the Manager, entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”)

American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate. The Uncommitted Line expires November 15, 2018, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets. During the year ended December 31, 2017, the Funds did not utilize this facility.

10.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	Institutional Class
	Year Ended December 31,
	2017		2016
AHL Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Shares sold	7,451,038	$78,692,257	36,676,562	$405,489,405
Reinvestment of dividends	1,287,360	13,568,774	–	–
Shares redeemed	(5,564,778)	(59,037,244)	(4,808,709)	(50,573,425)

Net increase in shares outstanding	3,173,620	$33,223,787	31,867,853	$354,915,980

	Y Class
	Year Ended December 31,
	2017		2016
AHL Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Shares sold	6,676,574	$70,665,751	7,234,887	$77,938,263
Reinvestment of dividends	309,816	3,253,064	–	–
Shares redeemed	(2,374,706)	(25,121,656)	(5,440,111)	(56,680,165)

Net increase in shares outstanding	4,611,684	$48,797,159	1,794,776	$21,258,098

	Investor Class
	Year Ended December 31,
	2017		2016
AHL Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Shares sold	1,687,457	$17,930,723	1,675,967	$17,882,088
Reinvestment of dividends	73,170	760,973	–	–
Shares redeemed	(2,839,239)	(29,951,903)	(2,228,763)	(23,475,932)

Net increase (decrease) in shares outstanding	(1,078,612)	$(11,260,207)	(552,796)	$(5,593,844)

	A Class
	Year Ended December 31,
	2017		2016
AHL Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Shares sold	264,861	$2,796,774	2,367,863	$25,330,655
Reinvestment of dividends	13,126	136,644	–	–
Shares redeemed	(2,205,353)	(23,344,020)	(1,063,982)	(11,177,116)

Net increase (decrease) in shares outstanding	(1,927,366)	$(20,410,602)	1,303,881	$14,153,539

	C Class
	Year Ended December 31,
	2017		2016
AHL Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Shares sold	208,982	$2,170,664	311,614	$3,284,849
Reinvestment of dividends	19,028	193,514	-	-
Shares redeemed	(90,329)	(925,948)	(97,924)	(1,005,405)

Net increase in shares outstanding	137,681	$1,438,230	213,690	$2,279,444

American Beacon FundsSM

Notes to Financial Statements

December 31, 2017

	Institutional Class
	Year Ended December 31,
	2017		2016
Ionic Strategic Arbitrage Fund	Shares	Amount	Shares	Amount
Shares sold	1,293,798	$11,685,820	10,355,095	$101,720,394
Reinvestment of dividends	245,805	2,052,471	1,059,724	9,569,308
Shares redeemed	(10,088,419)	(91,015,474)	(6,125,998)	(60,759,740)

Net increase (decrease) in shares outstanding	(8,548,816)	$(77,277,183)	5,228,821	$50,529,962

	Y Class
	Year Ended December 31,
	2017		2016
Ionic Strategic Arbitrage Fund	Shares	Amount	Shares	Amount
Shares sold	4,718,667	$42,559,363	4,591,033	$45,246,870
Reinvestment of dividends	646,428	5,397,670	642,526	5,808,428
Shares redeemed	(3,685,753)	(33,003,848)	(1,105,881)	(10,870,913)

Net increase in shares outstanding	1,679,342	$14,953,185	4,127,678	$40,184,385

	Investor Class
	Year Ended December 31,
	2017		2016
Ionic Strategic Arbitrage Fund	Shares	Amount	Shares	Amount
Shares sold	184,473	$1,646,602	439,879	$4,148,557
Reinvestment of dividends	14,153	117,475	15,151	136,202
Shares redeemed	(383,986)	(3,434,249)	(305,900)	(3,016,109)

Net increase (decrease) in shares outstanding	(185,360)	$(1,670,172)	149,130	$1,268,650

	A Class
	Year Ended December 31,
	2017		2016
Ionic Strategic Arbitrage Fund	Shares	Amount	Shares	Amount
Shares sold	530	$4,762	-	$-
Reinvestment of dividends	1,007	8,349	1,251	11,251
Shares redeemed	(618)	(5,483)	(120)	(1,082)

Net increase in shares outstanding	919	$7,628	1,131	$10,169

	C Class
	Year Ended December 31,
	2017		2016
Ionic Strategic Arbitrage Fund	Shares	Amount	Shares	Amount
Shares sold	340	$3,000	11,323	$111,100
Reinvestment of dividends	664	5,448	1,771	15,725
Shares redeemed	(8,370)	(73,583)	(9,268)	(89,855)

Net increase (decrease) in shares outstanding	(7,366)	$(65,135)	3,826	$36,970

11.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended December 31,				August 19, 2014A to December 31,

	2017	2016	2015		2014

Net asset value, beginning of period	$10.44	$10.46	$10.95		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.08)	0.20	(0.06)		0.24
Net gains (losses) on investments (both realized and unrealized)	0.63	(0.22)	(0.07)		1.10

Total income (loss) from investment operations	0.55	(0.02)	(0.13)		1.34

Less distributions:
Dividends from net investment income	-	-	(0.21)		(0.31)
Distributions from net realized gains	(0.42)	-	(0.15)		(0.08)
Tax return of capital	-	-	(0.00	)B	-

Total distributions	(0.42)	-	(0.36)		(0.39)

Net asset value, end of period	$10.57	$10.44	$10.46		$10.95

Total returnC	5.31%	(0.19)%	(1.15)%		13.43	%D

Ratios and supplemental data:
Net assets, end of period	$391,617,624	$353,601,987	$20,932,502		$28,765,259
Ratios to average net assets:
Expenses, before reimbursements	1.98%	1.90%	2.25%		4.97	%E
Expenses, net of reimbursements	1.54%	1.54%	1.54%		1.54	%E
Net investment income (loss), before expense reimbursements	(1.20)%	(1.69)%	(2.29)%		2.73	%E
Net investment income (loss), net of reimbursements	(0.77)%	(1.33)%	(1.57)%		6.17	%E
Portfolio turnover rateF	-%	-%	-%		-%

A	Commencement of operations.
B	The return of capital is based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.
F	Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended December 31,				August 19, 2014A to December 31,

	2017	2016	2015		2014

Net asset value, beginning of period	$10.41	$10.45	$10.94		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.07)	(0.08)	(0.05)		0.30
Net gains (losses) on investments (both realized and unrealized)	0.61	0.04	(0.08)		1.03

Total income (loss) from investment operations	0.54	(0.04)	(0.13)		1.33

Less distributions:
Dividends from net investment income	-	-	(0.21)		(0.31)
Distributions from net realized gains	(0.42)	-	(0.15)		(0.08)
Tax return of capital	-	-	(0.00	)B	-

Total distributions	(0.42)	-	(0.36)		(0.39)

Net asset value, end of period	$10.53	$10.41	$10.45		$10.94

Total returnC	5.23%	(0.38)%	(1.15)%		13.33	%D

Ratios and supplemental data:
Net assets, end of period	$101,513,775	$52,391,912	$33,817,374		$464,644
Ratios to average net assets:
Expenses, before reimbursements	2.04%	1.97%	2.28%		7.71	%E
Expenses, net of reimbursements	1.64%	1.64%	1.64%		1.64	%E
Net investment income (loss), before expense reimbursements	(1.25)%	(1.76)%	(1.70)%		12.50	%E
Net investment income (loss), net of reimbursements	(0.84)%	(1.44)%	(1.06)%		18.58	%E
Portfolio turnover rateF	–%	–%	–%		–%

A	Commencement of operations.
B	The return of capital is based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.
F	Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended December 31,				August 19, 2014A to December 31,

	2017	2016	2015		2014

Net asset value, beginning of period	$10.35	$10.41	$10.93		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.11)	(0.25)	(0.09)		0.30
Net gains (losses) on investments (both realized and unrealized)	0.62	0.19	(0.08)		1.02

Total income (loss) from investment operations	0.51	(0.06)	(0.17)		1.32

Less distributions:
Dividends from net investment income	-	-	(0.20)		(0.31)
Distributions from net realized gains	(0.42)	-	(0.15)		(0.08)
Tax return of capital	-	-	(0.00	)B	-

Total distributions	(0.42)	-	(0.35)		(0.39)

Net asset value, end of period	$10.44	$10.35	$10.41		$10.93

Total returnC	4.98%	(0.58)%	(1.54)%		13.23	%D

Ratios and supplemental data:
Net assets, end of period	$20,241,387	$31,223,150	$37,185,001		$3,023,636
Ratios to average net assets:
Expenses, before reimbursements	2.20%	2.13%	2.40%		5.98	%E
Expenses, net of reimbursements	1.92%	1.92%	1.92%		1.92	%E
Net investment income (loss), before expense reimbursements	(1.48)%	(1.93)%	(2.07)%		10.41	%E
Net investment income (loss), net of reimbursements	(1.20)%	(1.72)%	(1.59)%		14.47	%E
Portfolio turnover rateF	–%	–%	–%		–%

A	Commencement of operations.
B	The return of capital is based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.
F	Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended December 31,				August 19, 2014A to December 31,

	2017	2016	2015		2014

Net asset value, beginning of period	$10.36	$10.44	$10.93		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.41)	0.23	(0.52)		0.32
Net gains (losses) on investments (both realized and unrealized)	1.00	(0.31)	0.36		1.00

Total income (loss) from investment operations	0.59	(0.08)	(0.16)		1.32

Less distributions:
Dividends from net investment income	-	-	(0.18)		(0.31)
Distributions from net realized gains	(0.42)	-	(0.15)		(0.08)
Tax return of capital	-	-	(0.00	)B	-

Total distributions	(0.42)	-	(0.33)		(0.39)

Net asset value, end of period	$10.53	$10.36	$10.44		$10.93

Total returnC	5.77%	(0.77)%	(1.45)%		13.23	%D

Ratios and supplemental data:
Net assets, end of period	$3,408,861	$23,330,824	$9,890,720		$9,019,308
Ratios to average net assets:
Expenses, before reimbursements	2.35%	2.29%	2.55%		5.31	%E
Expenses, net of reimbursements	1.94%	1.94%	1.94%		1.94	%E
Net investment income (loss), before expense reimbursements	(1.62)%	(2.08)%	(3.59)%		32.48	%E
Net investment income (loss), net of reimbursements	(1.21)%	(1.74)%	(2.98)%		35.85	%E
Portfolio turnover rateF	-%	-%	-%		-%

A	Commencement of operations.
B	The return of capital is based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.
F	Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended December 31,				August 19, 2014A to December 31,

	2017	2016	2015		2014

Net asset value, beginning of period	$10.20	$10.34	$10.90		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.17)	(0.08)	(0.09)		0.27
Net gains (losses) on investments (both realized and unrealized)	0.58	(0.06)	(0.16)		1.02

Total income (loss) from investment operations	0.41	(0.14)	(0.25)		1.29

Less distributions:
Dividends from net investment income	–	–	(0.16)		(0.31)
Distributions from net realized gains	(0.42)	–	(0.15)		(0.08)
Tax return of capital	–	–	(0.00	)B	–

Total distributions	(0.42)	–	(0.31)		(0.39)

Net asset value, end of period	$10.19	$10.20	$10.34		$10.90

Total returnC	4.06%	(1.35)%	(2.30)%		12.93	%D

Ratios and supplemental data:
Net assets, end of period	$5,702,799	$4,300,637	$2,151,492		$401,475
Ratios to average net assets:
Expenses, before reimbursements	3.10%	3.04%	3.32%		8.75	%E
Expenses, net of reimbursements	2.69%	2.69%	2.69%		2.68	%E
Net investment income (loss), before expense reimbursements	(2.31)%	(2.84)%	(2.88)%		7.02	%E
Net investment income (loss), net of reimbursements	(1.90)%	(2.49)%	(2.25)%		13.09	%E
Portfolio turnover rateF	–%	–%	–%		–%

A	Commencement of operations.
B	The return of capital is based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.
F	Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended December 31,		June 30, 2015A to December 31,

	2017	2016	2015

Net asset value, beginning of period	$9.06	$9.89	$10.00

Income (loss) from investment operations:
Net investment income	0.33	0.16	0.04
Net gains (losses) on investments (both realized and unrealized)	(0.34)	(0.02)	0.11

Total income (loss) from investment operations	(0.01)	0.14	0.15

Less distributions:
Dividends from net investment income	(0.61)	(0.45)	(0.06)
Distributions from net realized gains	(0.07)	(0.52)	(0.20)

Total distributions	(0.68)	(0.97)	(0.26)

Net asset value, end of period	$8.37	$9.06	$9.89

Total returnB	(0.15)%	1.39%	1.46	%C

Ratios and supplemental data:
Net assets, end of period	$26,386,023	$105,989,910	$63,421,998
Ratios to average net assets:
Expenses, before reimbursements	2.67%	3.14%	3.55	%D
Expenses, net of reimbursementsE	2.47%	3.10%	2.84	%D
Net investment income (loss), before expense reimbursements	0.15%	1.05%	(0.31	)%D
Net investment income, net of reimbursements	0.35%	1.09%	0.40	%D
Portfolio turnover rate	390%	436%	159	%C

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Includes non-operating expenses consisting of prime broker fees and dividends from securities sold short. The Expenses, net of reimbursements, excluding non-operating expenses is 1.54% for the year ended December 31, 2017.

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended December 31,		June 30, 2015A to December 31,

	2017	2016	2015

Net asset value, beginning of period	$9.06	$9.90	$10.00

Income (loss) from investment operations:
Net investment income	0.02	0.10	0.06
Net gains (losses) on investments (both realized and unrealized)	(0.04)	0.03	0.10

Total income (loss) from investment operations	(0.02)	0.13	0.16

Less distributions:
Dividends from net investment income	(0.61)	(0.45)	(0.06)
Distributions from net realized gains	(0.07)	(0.52)	(0.20)

Total distributions	(0.68)	(0.97)	(0.26)

Net asset value, end of period	$8.36	$9.06	$9.90

Total returnB	(0.27)%	1.28%	1.56	%C

Ratios and supplemental data:
Net assets, end of period	$70,589,684	$61,253,803	$26,059,687
Ratios to average net assets:
Expenses, before reimbursements or recoupments	2.94%	3.31%	3.83	%D
Expenses, net of reimbursements or recoupmentsE	2.79%	3.30%	3.27	%D
Net investment income, before expense reimbursements or recoupments	0.08%	0.88%	0.83	%D
Net investment income, net of reimbursements or recoupments	0.23%	0.88%	1.40	%D
Portfolio turnover rate	390%	436%	159	%C

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Includes non-operating expenses consisting of prime broker fees and dividends from securities sold short. The Expenses, net of reimbursements, excluding non-operating expenses is 1.64% for the year ended December 31, 2017.

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended December 31,		June 30, 2015A to December 31,

	2017	2016	2015

Net asset value, beginning of period	$9.01	$9.88	$10.00

Income (loss) from investment operations:
Net investment income	0.08	0.30	0.02
Net gains (losses) on investments (both realized and unrealized)	(0.12)	(0.20)	0.12

Total income (loss) from investment operations	(0.04)	0.10	0.14

Less distributions:
Dividends from net investment income	(0.58)	(0.45)	(0.06)
Distributions from net realized gains	(0.07)	(0.52)	(0.20)

Total distributions	(0.65)	(0.97)	(0.26)

Net asset value, end of period	$8.32	$9.01	$9.88

Total returnB	(0.49)%	0.98%	1.36	%C

Ratios and supplemental data:
Net assets, end of period	$1,539,554	$3,339,009	$2,186,944
Ratios to average net assets:
Expenses, before reimbursements or recoupments	3.00%	3.47%	4.23	%D
Expenses, net of reimbursements or recoupmentsE	2.93%	3.50%	3.23	%D
Net investment income (loss), before expense reimbursements or recoupments	(0.08)%	0.32%	(1.52	)%D
Net investment income (loss), net of reimbursements or recoupments	(0.01)%	0.29%	(0.53	)%D
Portfolio turnover rate	390%	436%	159	%C

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Includes non-operating expenses consisting of prime broker fees and dividends from securities sold short. The Expenses, net of reimbursements, excluding non-operating expenses is 1.92% for the year ended December 31, 2017.

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended December 31,		June 30, 2015A to December 31,

	2017	2016	2015

Net asset value, beginning of period	$9.01	$9.88	$10.00

Income (loss) from investment operations:
Net investment income	0.03	0.07	0.08
Net gains (losses) on investments (both realized and unrealized)	(0.07)	0.03	0.06

Total income (loss) from investment operations	(0.04)	0.10	0.14

Less distributions:
Dividends from net investment income	(0.59)	(0.45)	(0.06)
Distributions from net realized gains	(0.07)	(0.52)	(0.20)

Total distributions	(0.66)	(0.97)	(0.26)

Net asset value, end of period	$8.31	$9.01	$9.88

Total returnB	(0.51)%	0.98%	1.36	%C

Ratios and supplemental data:
Net assets, end of period	$113,957	$115,308	$115,261
Ratios to average net assets:
Expenses, before reimbursements or recoupments	3.23%	3.65%	7.35	%D
Expenses, net of reimbursements or recoupmentsE	3.08%	3.58%	3.37	%D
Net investment income (loss), before expense reimbursements or recoupments	(0.22)%	0.27%	(3.54	)%D
Net investment income (loss), net of reimbursements or recoupments	(0.07)%	0.34%	0.44	%D
Portfolio turnover rate	390%	436%	159	%C

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Includes non-operating expenses consisting of prime broker fees and dividends from securities sold short. The Expenses, net of reimbursements, excluding non-operating expenses is 1.94% for the year ended December 31, 2017.

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended December 31,			June 30, 2015A to December 31,

	2017		2016	2015

Net asset value, beginning of period	$8.90		$9.85	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	F	(0.01)	0.05
Net gains (losses) on investments (both realized and unrealized)	(0.11)		0.03	0.05

Total income (loss) from investment operations	(0.11)		0.02	0.10

Less distributions:
Dividends from net investment income	(0.49)		(0.45)	(0.05)
Distributions from net realized gains	(0.07)		(0.52)	(0.20)

Total distributions	(0.56)		(0.97)	(0.25)

Net asset value, end of period	$8.23		$8.90	$9.85

Total returnB	(1.21)%		0.17%	1.00	%C

Ratios and supplemental data:
Net assets, end of period	$80,632		$152,859	$131,408
Ratios to average net assets:
Expenses, before reimbursements or recoupments	3.75%		4.40%	8.14	%D
Expenses, net of reimbursements or recoupmentsE	3.73%		4.34%	4.11	%D
Net investment (loss), before expense reimbursements or recoupments	(0.83)%		(0.46)%	(4.30	)%D
Net investment (loss), net of reimbursements or recoupments	(0.82)%		(0.40)%	(0.28	)%D
Portfolio turnover rate	390%		436%	159	%C

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Includes non-operating expenses consisting of prime broker fees and dividends from securities sold short. The Expenses, net of reimbursements, excluding non-operating expenses is 2.69% for the year ended December 31, 2017.
F	Amount represents less than 0.005% of average net assets.

See accompanying notes

American Beacon FundsSM

Affirmation of the Commodity Pool Operator

December 31, 2017 (Unaudited)

To the best of my knowledge and belief, the information contained in the attached financial statements for the American Beacon AHL Managed Futures Strategy Fund for the period from January 1, 2017 to December 31, 2017, is accurate and complete.

Melinda G. Heika, Treasurer

American Beacon Advisors, Inc.

Commodity Pool Operator for the American Beacon AHL Managed Futures Strategy Fund

American Beacon FundsSM

Federal Tax Information

December 31, 2017 (Unaudited)

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended December 31, 2017. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2017.

The Funds designated the following items with regard to distributions paid during the fiscal year ended December 31, 2017. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

AHL Managed Futures Strategy	0.00%
Ionic Strategic Arbitrage	10.28%

Qualified Dividend Income:

AHL Managed Futures Strategy	0.00%
Ionic Strategic Arbitrage	12.81%

Long-Term Capital Gain Distributions:

AHL Managed Futures Strategy	$1,856,763
Ionic Strategic Arbitrage	-

Short-Term Capital Gain Distributions:

AHL Managed Futures Strategy	$18,170,762
Ionic Strategic Arbitrage	758,663

Shareholders received notification in January 2018 of the applicable tax information necessary to prepare their 2017 income tax returns.

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-five funds in the fund complex that includes the Trust, the American Beacon Select Funds and the American Beacon Institutional Funds Trust. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (81)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).
NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (48)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Women’s Empowerment (2009-2014); Director, Valley Healthcare Staffing (2017–present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Joseph B. Armes (55)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-present) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Gerard J. Arpey (59)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Brenda A. Cline (57)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term

Eugene J. Duffy (63)	Trustee since 2008	Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Thomas M. Dunning*** (75)	Trustee since 2008	Chairman Emeritus, Lockton Dunning Benefits (consulting firm in employee benefits) (2008–Present); Board Director, Oncor Electric Delivery Company LLC (2007-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Richard A. Massman (74)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus, Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities) (2009-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Barbara J. McKenna, CFA (54)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

R. Gerald Turner (72)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).
OFFICERS	Term
One Year

Gene L. Needles, Jr. (63)	President since 2009	President, CEO and Director, American Beacon Advisors, Inc. (2009-Present); President, CEO and Director, Resolute Investment Managers, Inc. (2015-Present); President, CEO and Director, Resolute Acquisition, Inc. (2015-Present); President, CEO and Director, Resolute Topco, Inc. (2015-Present), President & CEO, Resolute Investment Holdings, LLC (2015-Present); President, CEO and Director, Lighthouse Holdings, Inc. (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-Present); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-Present); President, American Beacon Select Funds (2009-Present); President, American Beacon Mileage Funds (2009-2012); President, American Beacon Master Trust (2009–2012); President, American Beacon Institutional Funds Trust (2017-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term

Rosemary K. Behan (58)	VP, Secretary and Chief Legal Officer since 2006	Vice President and Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Holdings, LLC (2015-Present) Secretary, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, LLC (2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, Alpha Quant Advisors, LLC (2016-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Mileage Funds (2006-2012); Chief Legal Officer, Vice President and Secretary, American Beacon Master Trust (2006-2012); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present).

Brian E. Brett (57)	VP since 2004	Senior Vice President (2012-Present) and Vice President (2004-2012), American Beacon Advisors, Inc.; Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Mileage Funds (2004-2012); Vice President, American Beacon Master Trust (2004-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present).

Paul B. Cavazos (48)	VP since 2016	Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer and Assistant Treasurer, DTE Energy (2007-2016); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present).

Erica Duncan (47)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Mileage Funds (2011-2012); Vice President, American Beacon Master Trust (2011-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present).

Melinda G. Heika (56)	Treasurer since 2010	Treasurer, American Beacon Advisors, Inc. (2010-Present); Resolute Investment Managers, Inc. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, LLC (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Select Funds (2010-Present); Treasurer, American Beacon Mileage Funds (2010-2012); Treasurer, American Beacon Master Trust (2010-2012); Treasurer, American Beacon Institutional Funds Trust (2017-Present).

Terri L. McKinney (54)	VP since 2010	Vice President (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Mileage Funds (2010-2012); Vice President, American Beacon Master Trust (2010-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term

Jeffrey K. Ringdahl (42)	VP since 2010	Senior Vice President (2013-Present), Vice President (2010-2013), and Director (2015-Present), American Beacon Advisors, Inc.; Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Mileage Funds (2010-2012); Vice President, American Beacon Master Trust (2010-2012); Senior Vice President (2012-Present) and Manager (2015-Present), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Trustee, American Beacon NextShares Trust (2015-Present); Director and Senior Vice Present, Resolute Investment Holdings, LLC (2015-Present); Director and Senior Vice President, Resolute Topco, Inc. (2015-Present); Director and Senior Vice President, Resolute Acquisition, Inc. (2015-Present); Director and Senior Vice President, Resolute Investment Managers, Inc. (2015-Present); Director, Executive Vice President and Chief Operating Officer, Alpha Quant Advisors, LLC (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-President); Director, Shapiro Capital Management, LLC (2017-Present).

Samuel J. Silver (54)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Mileage Funds (2011-2012); Vice President, American Beacon Master Trust (2011-2012); American Beacon Institutional Funds Trust (2011-Present).

Christina E. Sears (46)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer and Vice President, Alpha Quant Advisors, LLC (2016-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer (2004-2012) and Assistant Secretary (1999-2012), American Beacon Mileage Funds; Chief Compliance Officer (2004-2012) and Assistant Secretary (1999-2012), American Beacon Master Trust; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

Sonia L. Bates (61)	Asst. Treasurer since 2011	Assistant Treasurer, American Beacon Advisors, Inc. (2011-Present); Assistant Treasurer, Resolute Investment Managers, Inc. (2015-Present); Assistant Treasurer, Resolute Acquisition, Inc. (2015-Present); Assistant. Treasurer, Resolute Topco, Inc. (2015-Present); Assistant Treasurer, Resolute Investment Holdings, LLC.; Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Select Funds (2011-Present); Assistant Treasurer American Beacon Mileage Funds (2011-2012); Assistant Treasurer, American Beacon Master Trust (2011-2012); Assistant Treasurer, American Beacon Institutional Funds Trust (2017-Present).

Shelley D. Abrahams (43)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Advisors, Inc. (2008-Present); Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Mileage Funds (2008-2012); Assistant Secretary, American Beacon Master Trust (2008-2012); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term

Rebecca L. Harris (51)	Assistant Secretary since 2010	Vice President, American Beacon Advisors, Inc. (2016-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Mileage Funds (2010-2012); Assistant Secretary, American Beacon Master Trust (2010-2012); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

Diana N. Lai (42)	Assistant Secretary since 2012	Assistant Secretary, American Beacon Advisors, Inc. (2012-Present); Assistant Secretary, American Beacon Select Funds (2012-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

Teresa A. Oxford (59)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

*** Mr. Dunning retired as of 12/31/2017. Douglas A. Lindgren became a new Trustee to each of the Trusts on 1/1/2018.

American Beacon FundsSM

Privacy Policy

December 31, 2017 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately sixty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT DST Asset Managers Solutions, Inc. Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon AHL Managed Futures Strategy Fund and American Beacon Ionic Strategic Arbitrage Fund are service marks of American Beacon Advisors, Inc.

AR 12/17

ITEM 2.	CODE OF ETHICS.

The Trust adopted a code of ethics that applies to its principal executive and financial officers (the “Code”). The Trust amended its code March 24, 2017 to disclose the addition of the Institutional Funds Trust, disclose a change in the Principal Financial Officer and disclosure of conflicts due to Principal Officers serving in positions with affiliates, which also serve as sub-advisors. The Trust did not grant any waivers to the provisions of the Code during the period covered by the shareholder reports presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Trust’s Board of Trustees has determined that Ms. Brenda A. Cline, a member of the Trust’s Audit and Compliance Committee, is an “audit committee financial expert” as defined in Form N-CSR. Ms. Brenda Cline is “independent” as defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees	Fiscal Year Ended
$270,762	12/31/2016
$256,113	12/31/2017

(b) Audit-Related Fees	Fiscal Year Ended
$0	12/31/2016
$0	12/31/2017

(c) Tax Fees	Fiscal Year Ended
$58,474	12/31/2016
$172,043	12/31/2017

(d) All Other Fees	Fiscal Year Ended
$0	12/31/2016
$0	12/31/2017

(e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust’s principal accountant:

- to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

- to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

- to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

- to review the arrangements for and scope of the annual audit and any special audits; and

- to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g)

Aggregate Non-Audit Fees for Services Rendered to the:

Registrant	Adviser	Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$58,474	$215,882	N/A	12/31/2016
$172,043	$110,167	N/A	12/31/2017

(h) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By /s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Funds

Date: March 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Funds

Date: March 9, 2018

By /s/ Melinda G. Heika
Melinda G. Heika
Treasurer
American Beacon Funds

Date: March 9, 2018